                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

              [Amendment No.__ ]

Filed by Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

      [X]   Preliminary Proxy Statement

      [  ]  Confidential, for Use of the Commission Only (as permitted by Rule
             14a-6(e)(2))

      [  ]  Definitive Proxy Statement

      [  ]  Definitive Additional Materials

      [  ]  Soliciting Material Pursuant to ss.240.14a- 11(c) or ss.240.14a-12

                              Medix Resources, Inc.
                (Name of Registrant as Specified in Its Charter)

                              Medix Resources, Inc.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

       [ ]  No fee required.

       [X] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          1)   Title of each class of securities to which  transaction  applies:
               Common Stock, par value $.001 per share.

          2)   Aggregate  number of  securities  to which  transaction  applies:
               12,000,000  shares  (excludes  shares  issuable only in the event that post-closing contingencies occur)

          3)   Per unit price or other underlying value of transaction  computed pursuant to  Exchange  Act Rule 0-11.  Set forth  amount on which filing fee is calculated  and state how it was  determined:  $.60 per share, based on the average of the high ($.63) and low ($.57)
               price per share on the  American  Stock  Exchange  on February 5,
               2003, a date within five  business days prior to the date of this filing.

          4)   Proposed maximum aggregate value of transaction: $7,200,000.

          5)   Total fee paid: $1,440.

      [  ]  Fee paid previously with preliminary materials.

      [  ]  Check box if any part of the fee is offset  as provided  by Exchange
            Act  Rule  0-11  (a)(2)  and  identify  the  filing  for  which  the offsetting fee was paid previously.  Identify the previous filing by registration  statement number, or the Form or Schedule and the date of its filing.

            1)   Amount Previously Paid:
            2)   Form Schedule or Registration Statement No.:
            3)   Filing Party:
            4)   Date Filed:

                              MEDIX RESOURCES, INC.
                         420 Lexington Ave., Suite 1830
                            New York, New York 10170
                                 (212) 697-2509

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON _________, 2003

     NOTICE IS HEREBY  GIVEN  that a special  meeting of  shareholders  of Medix
Resources,  Inc., a Colorado corporation,  will be held at ____________________, on  ________,  _________,  2003 at 10:00  a.m.,  local time,  for the  following purposes:

     1.   To vote on a  proposal  to  approve  a Merger  Agreement,  dated as of
          December 19, 2002, by and among Medix Resources, its PS Purchase Corp.
          subsidiary,  PocketScript  LLC and Stephen S. Burns  pursuant to which
          Medix Resources' subsidiary will be merged with and into PocketScript,
          LLC,  the  latter  will  become  a  wholly-owned  subsidiary  of Medix
          Resources  and Medix  Resources  will issue to the  equity  holders of
          PocketScript  common  stock of Medix  Resources,  par value  $.001 per share, pursuant to various formulas set forth in the Merger Agreement.

     2.   To  vote  on  a  proposal  to  amend  Medix  Resources'   articles  of
          incorporation,  increasing  the number of authorized  shares of common stock from 125,000,000 to 185,000,000.

     3.   To vote on a proposal to reincorporate Medix Resources in Delaware.

     4.   To vote on a proposal to approve Medix Resources' 2003 Stock Incentive
          Plan.

     5.   To  transact  such other  business  as may  properly  come  before the special meeting or any adjournments(s) thereof.

     Medix  Resources'  board of  directors  has fixed the close of  business on
February __, 2003, as the record date for determining the shareholders  entitled to receive  notice of, and to vote at, the special  meeting.  A complete list of shareholders  entitled to vote at the special  meeting will be  available,  upon written demand,  for inspection  during normal business hours by any shareholder of Medix Resources prior to the special meeting,  for a proper purpose, at Medix
Resources'  offices located at the address set forth above. Only shareholders of record on the record date are entitled to notice of, and to vote at, the special meeting and any and all adjournments or postponements thereof.

     ALL  SHAREHOLDERS  ARE CORDIALLY  INVITED TO ATTEND THE SPECIAL  MEETING IN
PERSON.  HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING,  YOU ARE
URGED TO MARK,  SIGN,  DATE AND RETURN THE  ENCLOSED  PROXY CARD AS  PROMPTLY AS
POSSIBLE  IN  THE  POSTAGE-PREPAID  ENVELOPE  ENCLOSED  FOR  THAT  PURPOSE.  ANY
SHAREHOLDER  ATTENDING  THE  SPECIAL  MEETING  MAY VOTE IN  PERSON  EVEN IF SUCH
SHAREHOLDER HAS PREVIOUSLY RETURNED A PROXY CARD.

                                      By Order of the Board of Directors

                                      Mark W. Lerner
                                      Secretary

New York, New York

_______, 2003

A WARNING ABOUT FORWARD-LOOKING STATEMENTS

QUESTIONS AND ANSWERS ABOUT THE POCKETSCRIPT MERGER

SUMMARY
The Parties to the PocketScript Merger
The Parties to the Reincorporation Agreement
The Special Meeting
Vote Required
Share Ownership of Management and Others
Recommendations of the Board of Directors
Regulatory Approvals
The PocketScript Merger
General
Consideration to be Issued in the Merger
Reasons for the Merger
Conditions to the Merger
Termination of the Merger Agreement
Accounting Treatment
Escrow Agreement
Dissenters Rights
Market Price Data
Dividend Policy
Summary Historical and Unaudited Pro Forma Financial Information
Reincorporation Merger
General
Structure
Comparison of Shareholder Rights

RISK FACTORS APPLICABLE TO THE POCKETSCRIPT MERGER

THE SPECIAL MEETING
General
Record Date and Quorum
Revocability of Proxies
Voting and Solicitation
Matters to be Brought Before the special meeting
Principal Shareholders

THE POCKETSCRIPT MERGER
Background of the Merger
Reasons for the Merger
Recommendation of the Board of Directors with Respect to the Merger
Federal Securities Law Consequences

THE POCKETSCRIPT MERGER AGREEMENT
The Merger; Closing; Effective Time
Initial Merger Consideration
Qualifying Events
Exchange Procedures
Fractional Shares
Escrow Agreement; Indemnification
Representations and Warranties
Covenants
Conditions to closing
Termination of the Merger Agreement
Amendment

SUMMARY INFORMATION ABOUT MEDIX RESOURCES

INFORMATION ABOUT POCKETSCRIPT
PocketScript Business
PocketScript Selected Financial Data
PocketScript Management's Discussion and Analysis of PocketScript's
Results of Operations and Financial Condition
Information About PocketScript's Units

AMENDMENT OF OUR ARTICLES OF  INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED
SHARES OF COMMON STOCK FROM 125,000,000 SHARES TO 185,000,000 SHARES

REINCORPORATION IN THE STATE OF DELAWARE
General
Principal Reasons for Changing Our State of Incorporation
Comparison of the Rights of Holders of Medix-COL Common Stock And Medix-DEL Common Stock
Removal of Directors
Classified Board of Directors
Indemnification and Limitations of Liability of Directors, Officers And Other Agents
Inspection of Shareholder List
Consideration for Issuance of Shares
Dividends and Repurchase of Shares
Shareholder Voting on Mergers and Certain Other Transactions
Shareholder Approval of Certain Business Combinations Under Delaware Law
Interested Director Transactions
Loans to Directors and Officers
Shareholder Derivative Suits
Appraisal/Dissenters' Rights
Dissolution
Vote Required

THE 2003 STOCK INCENTIVE PLAN
Administration
Structure
Eligibility
Types of Options
Other Awards
Exercise Period
Exercise Price
Payment
Transferability
Termination of Employment
Amendment and Termination
Shares Subject to the Plan
Adjustments
Change in Control
Additional Limitation
Federal Income Tax Consequences
Other Medix Resources Option Plan
Vote Required

EXPERTS

OTHER MATTERS

WHERE YOU CAN FIND MORE INFORMATION

INDEX TO FINANCIAL STATEMENTS
      Medix Historical Financial Statements
      PocketScript Historical Financial Statements
      Unaudited Pro Forma Financial Statements

ANNEXES

     A.   Merger  Agreement,  dated as of December 19,  2002,  among PS Purchase
          Corp., Medix Resources, Inc., PocketScript, LLC and Stephen S. Burns

     B.   Form of Escrow Agreement

     C.   Reincorporation Merger Agreement Between Medix Resources, Inc. and its
          Subsidiary

     D.   Certification of Incorporation (Delaware subsidiary)

     E.   By-Laws (Delaware subsidiary)

     F.   2003 Stock Incentive Plan

                              MEDIX RESOURCES, INC.

                         420 Lexington Ave., Suite 1830
                            New York, New York 10170
                                 (212) 697-2509
                            ------------------------

                                 PROXY STATEMENT

                            ------------------------

                         SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON ___________, 2003

                            ------------------------

                   A WARNING ABOUT FORWARD-LOOKING STATEMENTS

     We have made  forward-looking  statements  in this  document  regarding the proposed  PocketScript merger. These  forward-looking  statements are subject to risks and uncertainties, and there can be no assurance that such statements will prove to be  correct.  Forward-looking  statements  regarding  the  PocketScript merger include:

     o    statements  relating  to  synergies  anticipated  to  result  from the proposed merger;

     o    statements  relating to  integration  and other  costs  expected to be incurred in connection with the proposed merger; and

     o    statements anticipating future performance.

Also,  when  we  use  words  such  as  "believes,"   "expects,"   "anticipates,"
"estimates", "plans", "intends", "objectives",  "goals", "aims" or "projects" or similar words or expressions, we are making forward-looking statements.

     Many possible events or factors could affect the future  financial  results and  performance  of  our  combined  companies  after  the  proposed  merger  is completed.  This could cause actual results or performance to differ  materially from those expressed in our  forward-looking  statements.  We have described the risks and uncertainties  that could materially impact our respective  businesses in the section  entitled "Risk Factors  Applicable to the  PocketScript  Merger"
beginning on page 19.

     Medix  shareholders  are  cautioned  not to  place  undue  reliance  on our forward-looking  statements,  which  speak  only as of the  date  of this  proxy
statement.   We  do  not  undertake  any  obligation  to  update   publicly  any
forward-looking  statements to reflect events,  circumstances or new information after  the  date of  this  proxy  statement  or to  reflect  the  occurrence  of unanticipated events.

     We have not  authorized  anyone to give you any  information or to make any representation about the proposed merger, our proposed amendment to our articles of incorporation,  our proposed  reincorporation in the State of Delaware or the
2003 Stock Incentive Plan that differs from or adds to the information contained in this  proxy  statement.  Therefore,  if  anyone  gives you any  different  or additional information, you should not rely on it.

     The  information  contained in this proxy  statement  speaks only as of the date of our  notice of  special  meeting  unless  the  information  specifically indicates  that  another  date  applies.  Information  in this  proxy  statement regarding  Medix  Resources has been supplied by Medix Resources and information
in  this  proxy   statement   regarding   PocketScript   has  been  supplied  by
PocketScript.

     This proxy statement  serves solely as a proxy statement in connection with the  solicitation of proxies by Medix Resources for use at our upcoming  special meeting.  This proxy statement gives you detailed information about the proposed
PocketScript  merger, our proposed amendment to our articles of incorporation to increase the number of shares of common stock that we are  authorized  to issue, our  proposed  reincorporation  in the  State of  Delaware  and our  2003  Stock
Incentive  Plan,  and it includes,  among our annexes,  our merger  agreement as
Annex A, our  reincorporation  merger  agreement  as Annex C and our 2003  Stock
Incentive Plan as Annex F. You can get more  information  about Medix  Resources from publicly  available  documents  that we have filed with the  Securities and
Exchange Commission. See "Where You Can Find More Information".

             QUESTIONS AND ANSWERS ABOUT THE POCKETSCRIPT MERGER

Q: WHAT AM I BEING ASKED TO VOTE UPON?

     A:   You are being  asked to  approve  a merger  in which our  wholly-owned subsidiary will merge into  PocketScript,  PocketScript  will become a wholly-owned  subsidiary of Medix  Resources and Medix  Resources will issue  shares  of our  common  stock to the  owners  of  PocketScript.
          PocketScript  is  organized  as a limited  liability  company  and its owners  are  referred  to as unit  holders.  The  proposed  merger  is governed by a Merger Agreement,  dated as of December 19, 2002, by and among our PS Purchase Corp. subsidiary, Medix Resources,  PocketScript and PocketScript's principal equity holder, Stephen S. Burns. Whenever we refer to the  merger  agreement  in this  proxy  statement,  we are referring to that Merger Agreement.

     Our  shareholders are also being asked to vote upon a proposal to amend our articles of  incorporation to increase the number of shares of common stock that we may issue from time to time. At present,  we are  authorized to issue a total of 125,000,000  shares of common stock. We are proposing to increase that number of authorized shares from 125,000,000  shares to 185,000,000  shares. We believe that we will need a portion of such  increase in order to have shares  available
to  consummate  the  PocketScript   merger.  If  our  shareholders  approve  the
PocketScript  merger but do not approve the proposed  increase in the authorized shares of common  stock,  it may  become  necessary  for us to  restructure  the
PocketScript  merger,  which may require further  approval of our  shareholders, resulting  in delay and  additional  expense for Medix  Resources.  Accordingly, shareholders who approve the PocketScript merger are urged to also vote in favor of the proposed amendment to our articles of incorporation.

     In addition,  you are being asked to approve the  reincorporation  of Medix
Resources in Delaware  pursuant to an Agreement and Plan of Merger between Medix
Resources and a  wholly-owned  subsidiary  that we have  organized to effect the reincorporation.  Whenever  we refer to the  reincorporation  agreement,  we are referring  to that  Agreement  and Plan of Merger.  You are also being  asked to approve the adoption of our 2003 Stock Incentive Plan.  Under that plan, a total of  10,000,000  shares of our common  stock may be issued to our key  employees,
officers,   directors  and   consultants   pursuant  to  stock  options,   stock
appreciation rights and other forms of equity awards.

Q:  WHAT ARE THE BENEFITS OF THE POCKETSCRIPT MERGER?

     A:   We believe  that the  merger  will  benefit  Medix  Resources  and our shareholders.  PocketScript's  focus  has been on the  development  of software  applications  for  wireless,  handheld  devices  to  improve physician efficiency and workflow.  After the merger,  shareholders of
          the  combined   company  will  own  an  equity   interest  in  a  more
          technologically  advanced company with substantial human and technical resources.  As a result, we believe,  but cannot  guarantee,  that the merger should increase shareholder value to you.

Q:  WHAT DO I NEED TO DO NOW?

     A:   After you read and consider the  information in this proxy  statement, just mail your signed  proxy card in the enclosed  return  envelope as soon as  possible,  so that  your  shares  may be  represented  at our shareholder  meeting. You should return your proxy card whether or not you  plan  to  attend  our  shareholder  meeting.  If you  attend  our shareholder  meeting,  you may revoke your proxy at any time before it is voted and vote in person if you wish.

Q: IF MY SHARES  ARE HELD IN STREET  NAME BY MY BROKER,  WILL MY BROKER  VOTE MY
SHARES FOR ME?

     A:   Your  broker  will  vote  your  shares  on the  four  proposals  to be presented at the special  meeting only if you provide  instructions on how to vote. You should follow the directions  provided by your broker regarding how to instruct your broker to vote your shares.

Q:  WHAT DO I DO IF I WANT TO CHANGE  MY VOTE  AFTER I HAVE  MAILED IN MY SIGNED
PROXY CARD?

     A.   You can change your vote at any time before your proxy is voted at our special meeting.  You can do this in one of three ways. First, you can send a  written  notice  stating  that you would  like to revoke  your proxy.  Second,  you can complete and submit a new proxy card.  If you choose either of these methods,  you must timely submit your notice of revocation  or your new proxy  card to us so that we receive it before votes are taken at the  special  meeting.  Third,  you can  attend our meeting and vote in person.  Simply  attending  our meeting,  however, will not revoke your proxy.  If you have  instructed  a broker to vote your shares,  you must follow directions  received from your broker to change your vote.

Q: WHEN DO YOU EXPECT TO COMPLETE THE POCKETSCRIPT MERGER?

     A:   We are working toward  completing the PocketScript  merger as promptly as possible  and expect to close the  transaction  promptly  after the special  meeting  is held.  If both the  PocketScript  merger  and the reincorporation proposal are approved, we would expect to complete the
          PocketScript merger before implementing the reincorporation proposal.

Q:  HOW IS THE POCKETSCRIPT MERGER STRUCTURED?

     A:   Pursuant to the merger agreement, PS Purchase Corp., which we refer to as our  merger  subsidiary,  will merge  into  PocketScript.  The unit holders  of  PocketScript  will  give up  their  equity  interests  in
          PocketScript,  referred to as units,  and will  receive  shares of our common stock in exchange for their units.  PocketScript  will become a wholly owned subsidiary of Medix Resources.

Q:  PLEASE  EXPLAIN  WHAT  POCKETSCRIPT  UNIT  HOLDERS  WILL  RECEIVE  FOR THEIR
POCKETSCRIPT UNITS.

     A:   Subject to the adjustment provisions of the merger agreement, the unit holders will receive a total of 12,000,000  shares of our common stock as their initial  consideration.  This works out to 120,000  shares of our common  stock for each of the 100 units which will be  outstanding when  the  merger  is  consummated.  We  will  be  required  to  issue additional  shares of our common stock after the merger is consummated if  certain  contingencies,  referred  to in the merger  agreement  as
          "Qualifying  Events",  are  satisfied.  We will be  required  to issue
          $1,000,000 of our common stock, valued pursuant to a formula described below,  for each Qualifying  Event that occurs within the time periods specified  in the merger  agreement.  The  following  table  names the
          Qualifying  Events and  describes the period during which they must be satisfied.  The  Qualifying  Events are  described  under the  caption
          "Merger Agreement - Qualifying Events".

Qualifying Event                     Time Period

Telcom Contingent Payment            Within  six  months  after the merger
                                     closes

Hardware Vendor Contingent Payment   Within  six  months  after the merger
                                     closes

RXHub Contingent Payment             Within   twelve   months   after   we
                                     announce  that  PocketScript  Express
                                     has launched its RxHub System

Pharmaceutical   Company  Contingent Within  six  months  after the merger
Payment                              closes

If a Qualifying  Event  occurs,  we will be required to issue to the former unit holders  of  PocketScript  a number  of  shares  of our  common  stock  equal to
$1,000,000  divided by the  average  closing  price of our  common  stock on the
American Stock Exchange during the period  commencing on the closing date of our merger and ending on the date that the Qualifying Event occurs.

Q: ARE THERE  CIRCUMSTANCES  UNDER  WHICH  MEDIX WOULD BE REQUIRED TO ISSUE LESS
THAN 12,000,000 SHARES OF OUR COMMON STOCK AS THE INITIAL CONSIDERATION?

     A:   Yes.  Immediately  after the merger is  completed,  we will  perform a financial  review of  PocketScript  and  prepare  a  balance  sheet of
          PocketScript  as of the closing date.  Once the parties agree upon the closing  balance  sheet,  there would be a reduction  in the number of shares  issuable  pursuant to the merger  agreement if  PocketScript's current  liabilities  exceed  PocketScript's  current assets as of the closing by more than $50,000.

Q: WILL  POCKETSCRIPT  UNIT HOLDERS RECEIVE ALL OF THEIR MEDIX RESOURCES  SHARES
PROMPTLY AFTER THE CLOSING?

     A:   No. Most of the shares of common  stock that we are  required to issue will be delivered to an escrow agent.  Subject to our right to recover some of these shares pursuant to the adjustment  provisions  described above or  pursuant  to the  indemnification  provisions  of the merger agreement, the shares initially issued in the PocketScript merger will be released from escrow as follows:

     o    3,000,000  shares  will be  released  three  months  after the  merger closes;

     o    2,000,000  shares will be released six months after the merger closes;
          and

          o    1,000,000 shares will be released every three months  thereafter, until the two year anniversary of the closing, when all remaining shares will be released.

If a Qualifying Event occurs,  two thirds of the shares issuable with respect to such  Qualifying  Event will be transferred to the escrow agent and one third of such shares will be released to the former unit holders of PocketScript. Subject to our right to recover  some of these  shares  pursuant to the  indemnification provisions of the Merger agreement,  these escrowed shares will be released from escrow as follows:

          o    one half of the shares placed into escrow will be released  three months after the Qualifying Event occurs; and

          o    one half of the shares  placed into  escrow will be released  six months after the Qualifying Event occurs.

We plan to register the shares issuable pursuant to the merger in a registration statement that we intend to file with the SEC after the merger closes.  Once the registration  statement is declared effective,  that registration statement will be  available  to the former  unit  holders of  PocketScript  for resales of the shares of our  common  stock  that they  receive  pursuant  to the  PocketScript merger.

Q: DO POCKETSCRIPT'S UNIT HOLDERS HAVE THE RIGHT TO DISSENT FROM THE MERGER?

     A:   Yes.  They will have the right to dissent,  provided  that they follow procedures applicable under Ohio law. If unit holders owning more than
          5% of the  outstanding  units  dissent,  we will  have  the  right  to terminate the Merger agreement.

Q: WHOM SHOULD I CALL WITH QUESTIONS?

     A:   If you have any questions about the  PocketScript  merger or any other matter to be  presented  at the special  meeting,  please feel free to call Mark Lerner at (212) 697-2509. .

                                     SUMMARY

     This  brief  summary   highlights   selected   information   regarding  the
PocketScript  merger  and  the  reincorporation   merger  described  more  fully
elsewhere in this proxy  statement.  It does not contain all of the  information that is important to you. You should carefully read this entire proxy statement, the  annexes and the other  documents  to which this proxy  statement  refers in order to fully understand the merger  agreement,  our proposed  amendment to our articles  of  incorporation,  our  reincorporation  proposal  and our 2003 Stock
Incentive Plan. See "Where You Can Find More Information" on page __.

The Parties to the PocketScript Merger

            Medix Resources, Inc.
            420 Lexington Ave., Suite 1830
            New York, New York 10170
            (212) 697-2509

     We are an Internet-based  communications and information management company which currently focuses on the healthcare market.  The information  contained on our website is not incorporated by reference in this document.

            PocketScript, LLC
            4770 Duke Drive, Suite 201
            Mason, Ohio 45040
            (513) 701-6001

     PocketScript is a developer of software applications for wireless, handheld devices intended to improve physician  efficiency and workflow.  The information contained on  PocketScript's  website is not  incorporated  by reference in this document.

            Stephen P. Burns

     Stephen  P.  Burns,   the  president   and  a  principal   unit  holder  of
PocketScript, is also a party to the merger agreement.

            PS Purchase Corp.
            420 Lexington Ave., Suite 1830
            New York, New York 10170
            (212) 697-2509

     PS Purchase Corp. is a wholly-owned  subsidiary of Medix Resources that was organized solely for purposes of completing the PocketScript merger.

The Parties to the Reincorporation Agreement

            Medix Resources, Inc. (see above).

            Medix Resources is a Colorado corporation.

            Medix Resources, Inc., a Delaware corporation.
            420 Lexington Avenue, Suite 1830
            New York, New York  10170
            (212) 697-2509

     We have formed a wholly  owned  subsidiary,  named Medix  Resources,  Inc., which we have  organized as a Delaware  corporation.  We formed this  subsidiary solely in order to enable us to reincorporate in Delaware.

The Special Meeting

     The   special   meeting   of   our    shareholders    will   be   held   at
____________________, on ________, _________, 2003 at 10:00 a.m., local time. At our special  meeting,  we will ask our  shareholders to approve the PocketScript merger agreement,  our proposed amendment to our articles of incorporation,  our reincorporation agreement and our 2003 Stock Incentive Plan.

     The  close  of  business  on  February  __,  2003 is the  record  date  for determining  which  holders  of our stock are  entitled  to vote at our  special meeting.  At the record  date,  there were  ________  shares of our common stock entitled to vote at the special meeting.  One third of the shares outstanding on the record date will constitute a quorum.

Vote Required

     The  proposals  to  approve  the  PocketScript  merger  agreement  and  the reincorporation  agreement  will  require the  affirmative  vote of holders of a majority of our  outstanding  common  shares.  The  proposal to approve our 2003
Stock  Incentive  Plan will  require the  affirmative  vote of a majority of the votes cast at the special meeting, as long as a quorum is present at the special meeting.  The proposed amendment to our articles of incorporation will be deemed approved  by our  shareholders  if the  number of votes  cast for such  proposal exceeds the number of votes cast against such  proposal,  assuming that a quorum is present.

Share Ownership of Management and Others

     As of December 31, 2002,  the current  directors and executive  officers of
Medix  Resources  beneficially  owned  6,672,070  shares  of our  common  stock, representing  approximately  ___% of the voting stock  outstanding on the record date. Of such 6,672,070 shares,  1,750,000 shares are issuable upon the exercise of  warrants  and  3,314,750  shares are  issuable  upon the  exercise  of stock options.

Recommendations of the Board of Directors

     Your board of directors  believes that the PocketScript  merger  agreement,
the  proposed   amendment  to  our  articles  of  incorporation,   the  proposed
reincorporation  in the State of Delaware and the proposed 2003 Stock  Incentive
Plan are in the best interests of Medix Resources and its  shareholders  and has approved and declared advisable the PocketScript merger agreement,  the proposed amendment to the articles of incorporation,  the  reincorporation  agreement and the 2003 Stock Incentive Plan.

     Your board of directors  recommends that shareholders vote FOR the proposal to approve the PocketScript merger agreement,  FOR the proposed amendment to our articles of  incorporation,  FOR the  proposal  to approve  the  reincorporation agreement and FOR the proposal to adopt the 2003 Stock Incentive Plan.

Regulatory Approvals

     In connection with the PocketScript  merger, the  reincorporation  proposal and the  proposal to approve a new Stock  Incentive  Plan,  we will file listing applications with the American Stock Exchange, to assure that:

     o    the shares of our common stock issuable  pursuant to the  PocketScript merger  and the  2003  Stock  Incentive  Plan  will be  listed  on the
          American Stock Exchange, and

     o    there  will  be no  substantive  change  in  listing  status  when  we reincorporate in Delaware.

The listing of our shares on the American  Stock  Exchange is a condition to our
obligation  to  close  the   PocketScript   merger.   We  will  not  effect  the
reincorporation  in Delaware  unless and until we have  arranged  for all of our outstanding  shares to retain  their  listed  status  once we  reincorporate  in
Delaware.

     The  consummation  of the  PocketScript  merger will  require the filing of merger certificates in Delaware and Ohio and consummation of the reincorporation in Delaware  will  require  the filing of merger  certificates  in Delaware  and
Colorado.  Similarly,  if our stockholders approve the proposed amendment to our articles of  incorporation,  such  amendment must be filed with the Secretary of
State of the State of Colorado. Such filings must comply with detailed statutory requirements that are routine in merger transactions.

The Merger

     The  PocketScript   merger  agreement   provides  for  the  acquisition  of
PocketScript by Medix Resources.  PocketScript will merge with PS Purchase Corp.
and become our  wholly-owned  subsidiary.  The merger  agreement  is attached as
Annex A to this proxy  statement.  We encourage you to read the merger agreement carefully because it is the legal document that governs the PocketScript merger.

     Consideration to be Issued in the Merger

     As a result of the PocketScript  merger, each of the 100 PocketScript units will be converted into the right to receive  120,000 shares of our common stock, subject to the adjustment provisions in the merger agreement,  and one hundredth of the  shares of common  stock  issuable  in the event  that one or more of the
Qualifying  Events occur. The initial  consideration  will not exceed 12,000,000 shares of our common stock.  If each of the Qualifying  Events occur, we will be required to issue an  additional  $4,000,000  of our common  stock.  The precise number of shares to be issued in the event that a  Qualifying  Event occurs will be determined on the basis of an average  closing price formula set forth in the merger agreement.

     Reasons for the PocketScript Merger

     We believe that the technology  developed by  PocketScript  will expand our ability to interconnect  physicians and other providers of services and products in the healthcare market. We do not have the cash resources necessary to develop a comparable  technology on our own. We concluded that the potential benefits to
Medix  Resources  far  outweighed  the  risks  inherent  in  the  merger  of two under-capitalized companies.

     Conditions to the Merger

     The completion of the merger depends upon the  satisfaction  of a number of conditions, including the following:

     o    approval of the merger agreement by our shareholders;

     o    approval  of  the  merger   agreement  and  related   matters  by  the
          PocketScript unit holders;

     o    the absence of any injunction or restraint that prohibits the merger;

     o    execution of the escrow agreement;

     o    the   material   accuracy   as  of  the   closing   of  each   party's
          representations and warranties contained in the merger agreement;

     o    the  performance by each party of its material  obligations  under the merger agreement;

     o    holders of no more than 5% of  PocketScript's  outstanding units shall have exercised dissenters' rights; and

     o    the  approval  of the shares of our common  stock  issuable  under the merger agreement for listing on the American Stock Exchange.

The merger  agreement  provides that certain  conditions  are  conditions to the obligations of both Medix  Resources and  PocketScript,  certain  conditions are conditions to the obligations of Medix Resources only and certain conditions are conditions to the obligations of PocketScript only. We have provided a full list of the material  conditions,  and identified which conditions may be relied upon by which parties, under the caption "Merger Agreement - Conditions of Closing".

     At the  special  meeting,  our  shareholders  will be asked to vote  upon a proposal to amend our articles of incorporation to increase the number of shares of  common  stock  that we may  issue  from  time to time.  At  present,  we are authorized  to issue a total of  125,000,000  shares  of  common  stock.  We are proposing to increase that number of authorized  shares from 125,000,000  shares to 185,000,000  shares.  We believe that we will need a portion of such increase in order to have shares available to consummate the PocketScript  merger. If our shareholders  approve the  PocketScript  merger but do not approve the  proposed increase in the authorized  shares of common stock, it may become  necessary for us to restructure the PocketScript merger, which may require further approval of our shareholders, resulting in delay and additional expense for Medix Resources.
Accordingly,  shareholders who approve the PocketScript merger are urged to also vote in favor of the proposed amendment to our articles of incorporation.

     Termination of the Merger Agreement

     We may mutually  agree to terminate  the merger  agreement at any time.  In addition, the merger agreement may be terminated:

     o    by either party,  on or after April 1, 2003, if the conditions to such party's obligations to consummate the merger are not satisfied;

     o    by us, if we have determined that the merger has become inadvisable or impracticable by reason of the institution of legal  proceedings which restrain  or prohibit  the merger or which  question  the  validity or legality of the merger;

     o    by us, if any law is enacted which impairs the conduct or operation of
          Medix  Resources'  business as  presently  conducted  or as we plan to conduct it; or

     o    by either  party,  if the  closing  price of our  common  stock on the
          American  Stock  Exchange  is  less  than  $.50  per  share  for  five consecutive trading days.

     Accounting Treatment

     We will treat the  merger as a  purchase  transaction  for  accounting  and financial  reporting  purposes.  As a  result,  we will  allocate  our  costs in connection  with the  merger to the  assets  of  PocketScript  acquired  and the liabilities of PocketScript assumed according to their fair market values at the merger's  completion.  PocketScript's  results of operations will be included in our consolidated results of operations only for periods after the merger closes.

     Escrow Agreement

     Before  the  merger  is  completed,  Medix  Resources,  Stephen  Burns,  as representative of the PocketScript unit holders,  and an escrow agent will enter into an escrow agreement  providing for substantially all of the Medix Resources common  stock  issued in the merger to be delivered to the escrow agent upon the closing  of  the  merger.  These  shares  will  be  held  in an  escrow  account established as a source of  indemnification  to Medix Resources for, among other
things,   any  losses   arising   from  any  breach  by   PocketScript   of  its
representations  and  warranties  in the  merger  agreement  or any  failure  by
PocketScript to perform its obligations under the merger  agreement.  The escrow agreement  is an  integral  part of the  merger  agreement.  The form of  escrow agreement is set forth in Annex B to this proxy  statement.  We encourage you to read the form of escrow agreement carefully.

     Dissenters' Rights

     Under Ohio law, PocketScript's unit holders may dissent from the merger and demand  the  fair  value of  their  shares  in cash.  To  exercise  this  right,
PocketScript's  unit  holders  may not vote in favor of the merger and must take certain other actions that Ohio law requires.  PocketScript's  unit holders have been  advised of their  right to dissent  and the  procedures  to follow if they intend to exercise those rights.

     Market Price Data

     Our common stock has traded on the American Stock Exchange under the symbol
"MXR" since April 6, 2000. The following table sets forth the per share range of high and low closing sales prices of our common stock for the periods indicated:

                                      High ($)     Low ($)

Year Ended December 31, 2001:
   Quarter Ended March 31 .......   $   1.56      $   0.58
   Quarter Ended June 30 ........   $   1.40      $   0.45
   Quarter Ended September 30....   $   1.20      $   0.54
   Quarter Ended December 31 ....   $   1.00      $   0.53
Year Ended December 31, 2002:
   Quarter Ended March 31 .......   $   0.91      $   0.47
   Quarter Ended June 30 ........   $   0.62      $   0.27
   Quarter Ended September 30....   $   0.62      $   0.31
   Quarter Ended December 31 ....   $   0.94      $   0.48
Year Ending December 31, 2003:
     Quarter Ending March 31 (through ________,2003)

     On December  18,  2002,  the last full trading day prior to our signing and announcing the merger agreement,  the closing sales price of our common stock on the American  Stock  Exchange was $0.80 per share.  On _______,  2003,  the most recent practicable date prior to the mailing of this proxy statement to you, the closing sales price of our common stock on the American  Stock  Exchange was $__
per share.

     We encourage you to obtain current market  quotations for our common stock.
The market  price for our common  stock is highly  volatile  and  fluctuates  in response to a wide variety of factors.

     We will file an  application  with the American  Stock Exchange to list the
Medix Resources common stock that  PocketScript unit holders will receive in the merger.

     Dividend Policy

     We have  never  declared  or paid  any  dividends  on our  common  stock or preferred  stock  and  do  not  anticipate  paying  any  cash  dividends  in the foreseeable  future.  We currently intend to retain future earnings,  if any, to finance operations and the expansion of our business.  Any future  determination to pay cash  dividends on our common stock will be subject to our prior  payment of all accrued and unpaid dividends on our outstanding  preferred stock, will be at the  discretion  of our board of directors and will depend upon our financial condition, operating results, capital requirements, contractual restrictions and other factors that the board of directors deems relevant.

     Summary Historical and Unaudited Pro Forma Financial Information

     Summary Historical Financial Information

     Medix Resources' Summary Historical Financial Information.  We have derived the summary historical  financial  information of Medix Resources set forth below from our year-end and unaudited  interim  financial  statements filed with the SEC. See "Where You Can Find More Information."

Statement of Operations            Nine Months Ended                                     For the Years Ended
                                     September 30,                                           December 31,
Data:                        ----------------------------    ----------------------------------------------------------------------------
                                 2002            2001            2001            2000(1)         1999            1998(2)          1997
                             ------------    ------------    ------------    ------------    ------------    ------------    ------------

Operating revenues .......   $     10,000    $     30,000    $     29,000    $    326,000    $     24,000    $ 17,412,000    $ 24,875,000
Software research and
development costs ........        533,000         947,000       1,075,000         685,000         596,000         780,000            --
(Loss) or profit from
continuing operations ....     (4,718,000)     (7,076,000)    (10,636,000)     (6,344,000)     (5,422,000)       (515,000)        610,000
(Loss) or profit from
continuing operations per
share ....................   $      (0.08)   $      (0.14)   $      (0.21)   $      (0.15)   $      (0.29)   $      (0.15)   $       0.06

Balance Sheet Data:
Total assets .............      3,602,000            --         3,101,000       5,089,000       4,629,000       5,175,000      10,140,000
Long-term obligations,
including current portion            --              --              --              --           400,000            --              --
Working Capital ..........     (1,949,000)           --        (1,404,000)        394,000         644,000      (2,612,000)       (329,000)
Total shareholders' equity
(deficit) ................      1,145,000            --         1,345,000       4,202,000       2,376,000        (218,000)      4,504,000

The following is
supplementary information
relating to software
development costs:
Software research and
development costs ........        533,000         947,000       1,075,000         685,000         596,000         780,000            --
Capitalized software
development costs ........        522,000         366,000         434,000         495,000            --              --              --
Total software development
costs ....................      1,055,000       1,313,000       1,512,000       1,180,000         596,000         780,000            --

(1)  In February of 2000, we disposed of our remaining medical staffing business and became  solely a  developer  of software  for our own use in  providing
     Internet based communications for the medical services industry.

(2)  In January of 1998, we acquired the Cymedix software business and began the process of disposing of our medical staffing business.

(3)  Excludes amortization of previously capitalized  development software costs which are  included  in cost of  services  in the  Company's  Statement  of
     Operations.

     PocketScript's  Summary Historical Financial  Information.  We have derived the summary  historical  financial  information of PocketScript  set forth below from the PocketScript  financial statements that are set forth elsewhere in this proxy  statement.  The  information  for September 30, 2002 and 2001 was derived from unaudited information  contained in the PocketScript  financial statements.
You should read this financial  information in conjunction  with these financial statements.

                        For the Nine Months Ended       For the Year Ended
                               September 30                 December 31
                      --------------------------    --------------------------
Statement of               2002          2001           2001           2000
Operations            -----------    -----------    -----------    -----------
Data:

Revenues ..........   $   135,159    $   597,505    $   597,505    $    81,439
Operating expenses        531,923      4,554,309      4,965,484      7,612,307
Other income
(expense) .........       (38,791)      (206,474)      (206,449)      (358,957)
Total gain from
reorganization ....     2,879,867           --             --             --
items
Net income (loss) .     2,444,312     (4,163,278)    (4,574,428)    (7,889,825)
Dividend on
preferred units ...          --         (180,000)      (240,000)       (20,000)
Net  income  (loss)
applicable  to  LLC
members ...........   $ 2,444,312    $(4,343,278)   $(4,814,428)   $(7,909,825)
Income  (loss)  per
unit ..............   $ 24,443.12    $     (0.43)   $     (0.48)   $     (0.79)

Balance Sheet Data:     September 30,   December 31,   December 31,
                            2002           2001           2000
                       -------------- -------------   -------------

Total assets .......   $    359,135   $  2,097,086    $  2,879,996
Redeemable preferred
stock ..............           --       (8,781,208)     (6,400,658)
Working capital ....        780,816      5,356,242       3,685,296
deficit
Total stockholders'
(members') deficit .      1,814,844     12,040,364       7,375,936

     Unaudited Pro Forma Condensed Consolidated Summary Financial Information

     The following  table  summarizes,  under the purchase method of accounting, pro forma condensed consolidated statement of operations data for the year ended
December  31,  2001 and the  nine  months  ended  September  30,  2002 as if the
PocketScript  merger had been completed on the first day of such periods and pro forma condensed  consolidated  balance sheet data as of September 30, 2002 as if the merger had been  completed on that date. We have included this unaudited pro forma  condensed  consolidated  summary  information  only for the  purposes  of illustration, and it does not necessarily indicate what the operating results or financial  position  would have been if the merger  between Medix  Resources and
PocketScript  had  been  completed  at  the  dates  indicated.   Moreover,  this
information does not necessarily  indicate what the future operating  results or financial  position  of the  combined  company  will be.  You  should  read this unaudited pro forma  condensed  consolidated  summary  financial  information in conjunction  with the  "Unaudited  Pro Forma  Condensed  Consolidated  Financial
Statements" presented elsewhere in this proxy statement. See "INDEX TO FINANCIAL
STATEMENTS".  This unaudited pro forma condensed  consolidated summary financial information does not reflect any adjustments to conform accounting  practices or to reflect any cost savings or other  synergies  that may result from the merger or any future merger-related expenses.

                                   Nine Months Ended       Year Ended
                                     September 30,         December 31,
                                         2002                 2001
                                   -----------------     -------------
Statement of Operations Data:
Revenues .......................     $     145,159        $   626,505
Loss from operations ...........         5,571,999         14,042,587
Net loss .......................         5,920,740         16,142,531
Basic and diluted net (loss) per
share                                $        0.08        $      0.26
Balance Sheet Data (as of
September 30, 2002 only):
Total assets....................     $  12,176,974
Long-term debt, including current
portion.........................         1,364,689
Working capital (deficit).......        (2,830,811)
Total stockholders' equity......         7,545,000

     Comparative Per Share Data

     We have  summarized  below the per share or per unit  information for Medix
Resources and  PocketScript on an historical  basis and  consolidated  per share data on an unaudited pro forma basis. The consolidated  data gives effect to the merger on a purchase  method basis of accounting as described in "Unaudited  Pro
Forma  Condensed   Consolidated   Financial  Statements."  Medix  Resources  and
PocketScript  did not pay any dividends on their common stock during the periods presented below.

     This  information  is only a summary and you should read it in  conjunction with the selected  historical  financial  information,  the pro forma  condensed
consolidated   financial   statements  and  the  separate  historical  financial
statements of Medix  Resources and  PocketScript  and related notes  included in this  document.  The table below  assumes  that no  adjustments  are made in the initial merger consideration and that none of the Qualifying Events occur. Thus, the table assumes that each  PocketScript  unit will convert into 120,000 shares of our common stock.

                                          At or For the      At or For the
                                           Year Ended      Nine Months Ended
                                        December 31, 2001  September 30, 2002
                                       ------------------ -------------------

Net income (loss) per share or unit:
Medix Resources - Historical.......          $(0.21)         $     (0.08)
PocketScript - Historical..........          $(0.48)         $ 24,443.12(1)
Medix Resources/PocketScript Pro Forma       $(0.26)         $     (0.08)
Pro Forma Equivalent (2) ..........          $(0.31)         $  (9600.00)

Book value per share:
Medix Resources - Historical.......          $ 0.02          $       .02
PocketScript - Historical..........          $ 1.20          $(18,148.44)
Medix Resources/PocketScript Pro Forma          --           $      0.10
Pro Forma Equivalent (2) ..........             --           $    12,000

     (1)  Reflects an aggregate gain resulting  from  PocketScript's  bankruptcy reorganization of $2,879,867.

     (2)  Calculated by multiplying the pro forma amount by 120,000 for 2002 and by 1.2 for 2001.

The Reincorporation Merger

     General

     Your board of directors has concluded  that it is in the best  interests of
Medix  Resources  and its  shareholders  for our  company  to  reincorporate  in
Delaware.  Our principal reason was to provide us with flexibility in attracting the  additional  capital that is  essential  if our company is to succeed.  Most investors  are  comfortable  investing  in  Delaware  corporations  and  certain investors  will  insist  that their  funds be  invested  in  Delaware  companies whenever possible.

     Structure

     In order to reincorporate  in Delaware,  we have created a new wholly-owned subsidiary  that we have  incorporated  in  Delaware.  Under  the  terms  of the reincorporation  merger, upon receipt of shareholder  approval,  Medix Resources will merge into this  subsidiary  and each share of Medix  Resources  stock will become  one  share  of the  stock of our  Delaware  subsidiary.  Your  ownership interest in the Delaware subsidiary immediately after the reincorporation merger will be  identical to your  ownership  interest in Medix  Resources  immediately prior to the merger.

     Comparison of Shareholder Rights

     As a shareholder  of Medix  Resources,  your rights will be governed by the
Delaware statute governing  corporations and by the certificate of incorporation and  by-laws  of our  Delaware  subsidiary.  We  have  summarized  the  material differences  between your rights as a  shareholder  of Medix  Resources  and the rights you will have as a shareholder of our Delaware subsidiary under "Approval of  Reincorporation  in the State of  Delaware  -  Comparison  of the  Rights of
Holders of Medix-COL Common Stock and Medix-DEL  Common Stock".  You should also review the following annexes for information about our proposed reincorporation:

      Annex C - Reincorporation Agreement

      Annex D - Certificate of Incorporation (Delaware subsidiary)

      Annex E - By-Laws (Delaware subsidiary)

               RISK FACTORS APPLICABLE TO THE POCKETSCRIPT MERGER

     You should carefully  consider the following  factors and other information contained in this proxy statement before approving the PocketScript merger.

Risks Relating to the PocketScript Merger and the Combination of Medix Resources
and PocketScript

There are several uncertainties that arise from integrating our two companies.

     In deciding  that the merger is in the best  interests of our company,  our board of directors considered the potential  complementary  effects of combining
our  companies.   However,  the  process  of  integrating  separate  businesses, especially  when  they  are as  geographically  separated  as  Medix  Resources, headquartered in New York, and PocketScript,  headquartered in Ohio,  involves a number of special risks, including:

     o    the  possibility  that the business  cultures of our two companies may not mesh;

     o    the  possibility  that  management  may  be  distracted  from  regular business concerns by the need to integrate operations;

     o    unforeseen difficulties in integrating operations and systems;

     o    problems in retaining the employees of PocketScript;

     o    challenges in attracting customers; and

     o    potential adverse effects on operating results.

Medix Resources may incur substantial costs in integrating PocketScript.

     We expect to incur  restructuring  and  integration  costs  from  combining
PocketScript's  operations with Medix Resources' operations.  These costs may be substantial  and may  include  costs  for  employee  severance,  relocation  and disposition of excess equipment and other merger-related  costs. We have not yet determined the total amount of these costs.

You will have a reduced ownership and voting interest after the merger.

     After the merger is  completed,  you will own a smaller  percentage  of the combined company and its voting stock than you currently own of Medix Resources.
Consequently, you may be able to exercise less influence over the management and policies  of the  combined  company  than  you  currently  exercise  over  Medix
Resources.

If Medix  Resources and  PocketScript  do not  integrate  their  technology  and operations quickly and effectively, the potential benefits of the merger may not occur.

     We cannot assure you that we will be able to integrate  the two  companies'
technology and operations quickly and smoothly.  In order to obtain the benefits of the merger,  the companies must make  PocketScript's  technology and services operate together with Medix Resources'  technology.  We may be required to spend additional  time or money  on  integration  which  would  otherwise  be spent on developing our business.  Our combined companies' business,  financial condition and  prospects  will be  harmed  if  Medix  Resources  and  PocketScript  do not integrate their operations and technology  smoothly or if management  spends too much time on integration issues.

The merger may result in a loss of PocketScript employees.

     The  success of the  combined  company  may depend  upon the  retention  of
PocketScript  executives  and  other  key  employees  who  are  critical  to the continued  design,  development  and  support  of  PocketScript's  products  and services.  Despite our efforts to hire and retain  quality  employees,  we might lose some of PocketScript's key employees following the merger.  Competition for qualified  management,  engineering  and technical  employees in our industry is intense. Medix Resources and PocketScript may have different corporate cultures.
PocketScript  employees  may be unwilling to work for a larger,  publicly-traded company instead of a smaller,  start-up  company.  In addition,  competitors may recruit  employees prior to the merger and during  integration,  as is common in high technology mergers. As a result,  employees of PocketScript or the combined companies could leave with little or no prior notice.  We cannot assure you that the combined companies will be able to attract,  retain and integrate  employees to develop and use the PocketScript technology following the merger.

We do not know how many shares of Medix Resources common stock will be issuable in the merger.

     If each of the Qualifying  Events  occurs,  we will be required to issue $4 million of our common  stock.  The value of our common  stock will depend on the average  closing price of our common stock during the period between the closing date of the merger and the dates on which the  Qualifying  Events occur.  If the market price of our stock  declines  during this period,  we will be required to issue  more  shares of our common  stock than if the market  price of our common stock remained even or appreciated  during this period.  The resulting  dilution could be substantial.  While we have the right to terminate the merger agreement if the closing  price of our common stock falls below $.50 for five  consecutive days,  we will have no right to terminate  our  obligation to issue shares after the merger is consummated.

Risk Factors Generally Relating to Medix Resources and/or PocketScript

     An investment in our common stock:

     o    has a high degree of risk;

     o    is highly speculative; and

     o    should only be  considered by those persons or entities who can afford to lose their entire investment.

     In addition to the other information contained in this proxy statement, the following risk factors should be carefully  considered in evaluating the matters described in this proxy statement.

Our continuing  losses endanger our viability and have caused our accountants to issue a "going concern" exception in their annual audit report.

     We reported net losses of  $10,636,000,  $5,415,000  and $4,847,000 for the years ended December 31, 2001,  2000 and 1999,  respectively,  and a net loss of
$4,718,000 for the nine months ended  September 30, 2002. At September 30, 2002, we had an accumulated  deficit of $38,777,000  and negative  working  capital of
$1,949,000.  Our Cymedix(R) products are in the development and early deployment stage and have not generated any significant revenue to date. We are funding our operations through the sale of our securities.  Our independent accountants have included a "going concern"  explanatory  paragraph in their audit reports on our audited 2000 and 2001 financial statements. One of the reasons that PocketScript agreed to enter into the merger  agreement was that  management of  PocketScript was concerned that if PocketScript continued to operate independently, its needs for  working  capital  and its failure to reach  profitability  were  leading to substantial  liquidity  problems.  Thus, this merger is not expected to ease our financial concerns, at least in the short term

Our need for  additional  financing is acute and failure to obtain it could lead to the financial failure of our company.

     We expect to continue to experience  losses,  in the near term,  until such
time  as  our  Cymedix(R)   products  and  the  PocketScript   products  can  be
successfully  deployed  with  physicians  and produce  revenue.  The  continuing development,  marketing and deployment of the Cymedix connectivity  products and the  PocketScript  products  will depend  upon our ability to obtain  additional financing.  Our  Cymedix(R)  products and the  PocketScript  products are in the development  and early  deployment  stage and have not generated any significant revenue  to  date.  We  are  funding  our  operations  now,  and  if we  acquire
PocketScript,  we will be funding the  operations  of our  combined  enterprise, through the sale of our  securities.  There can be no assurance that  additional investments  or  financings  will be  available  to us as needed to support  the development  and deployment of Cymedix(R)  products and  PocketScript  products.
Failure to obtain such capital on a timely  basis could result in lost  business opportunities,  the sale of the Cymedix  business or PocketScript  business at a distressed price or the financial failure of our company.

Medix has frequent  cash flow  problems  that often cause us to be delinquent in making payments to our vendors and other creditors,  which may cause damage tour business  relationships and cause us to incur additional expenses in the payment of late charges and penalties.

     During 2002, from time to time, our lack of cash flow caused Medix to delay payment of our obligations as they came due in the ordinary of its business.  In some cases,  Medix was delinquent in making payments by the legally required due dates. At its four office locations, Medix had 48 monthly rental payments due in the aggregate  during 2002. Two of those payments were late.  Such payments were paid within 30 days of their due date. All payments plus any required  penalties were ultimately paid with respect to our 2002 obligations.  Medix had 26 Federal withholding and other payment due dates. Of those,  three due dates were missed.
The  resulting  delinquencies  ranged from one to ten days  before the  required payments  were made.  Medix paid the  resulting  penalties  as they were billed.
Medix had state withholding  obligations in five states,  Colorado,  California,
Georgia,  New  Jersey  and New  York.  Although  Medix  was not  late in  making withholding payments in those five states during 2002, it has been late in prior periods  Similarly,  although  Medix  was not  late in  making  deposits  of its employees'  401(k)  contributions  during 2002,  it has been late in making such deposits in the past.  During 2003,  the Company may be delinquent  from time to time in meeting its obligations as they become due.

We discontinued  active development of our Cymedix(R) products as an independent product line in anticipation of the  acquisition of the  PocketScript  products, and the failure to  consummate  the merger with  PocketScript  could  impair our ability to compete.

     In  anticipation  of the merger  with  PocketScript,  we  discontinued  the development of our Cymedix(R) products as an independent product line because we plan to incorporate  the Cymedix(R)  product  technology  with the  PocketScript technology following its acquisition.  We estimate  approximately 800,000 of net capitalized  software development costs will be written off related to abandoned projects.  We believe that we can market and sell the combined  technology  more effectively  than the Cymedix(R)  products alone.  However,  if the PocketScript merger does not occur, the marketing and development of the Cymedix(R)  products for commercial  purposes will have been delayed for several months and we may be unable to then develop the  Cymedix(R)  products by  themselves in a competitive manner.

We are a development  stage company,  which means our products and services have not yet  proved  themselves  commercially  viable  and  therefore  our future is uncertain.

     o    We develop products for Internet-based  communications and information management  for medical  service  providers,  through our wholly owned subsidiary, Cymedix Lynx Corporation. Our Cymedix(R) products, as well as  PocketScript's  products,  are still in the  development and early deployment  stage and have not  generated any  significant  revenue to
          date.  We  are  funding  our  operations   through  the  sale  of  our
          securities.  Our ability to continue to sell our securities can not be assured.

     o    We are  still  in the  process  of  gaining  experience  in  marketing
          physician   connectivity   products,   providing   support   services,
          evaluating  demand for products,  financing a technology  business and dealing with government  regulation of health  information  technology products.  While  we  are  putting  together  a  team  of  experienced executives,  they have come from different backgrounds and may require some time to develop an efficient  operating  structure  and corporate culture for our company.

We rely on healthcare  professionals  for the quality of the information that is transmitted through our  interconnectivity  systems,  and we may not be paid for our  services  by  third-party  payors  if that  quality  does not meet  certain standards.

     The  success of our  products  and  services in  generating  revenue may be subject to the quality and completeness of the data that is generated and stored by  the  physician  or  other  healthcare  professional  and  entered  into  our interconnectivity  systems,  including  the  failure  to  input  appropriate  or accurate information.

Our market,  healthcare  services,  is rapidly  changing and the introduction of
Internet  connectivity  services  and  products  into that market has been slow, which may cause us to be unable to develop a profitable  market for our services and products.

     o    As a  developer  of  connectivity  technology  products,  we  will  be required to anticipate  and adapt to evolving  industry  standards and new  technological  developments.  The  market  for  Medix  Resource's products and PocketScript's products is characterized by continued and
          rapid   technological   advances  in  both   hardware   and   software
          development,   requiring   ongoing   expenditures   for  research  and
          development,  and timely introduction of new products and enhancements to existing  products.  The  establishment  of  standards is largely a function of user acceptance.  Therefore, such standards are subject to change.  Our  future  success,  if any,  will  depend in part upon our ability to  enhance  existing  products,  to  respond  effectively  to technology  changes,  and to introduce  new products and  technologies that are  functional  and meet the  evolving  needs of our clients and users in the healthcare information systems market.

     o    The introduction of physician  connectivity products in our market has been slow due, in part, to the large number of small practitioners who are resistant to change and the implicit costs associated with change, particularly  in a period of rising  pressure  to reduce  costs in the market. In addition,  the integration of processes and procedures with several  payors and  management  intermediaries  in a market  area has taken more time than  anticipated.  The resulting  delays  continue to prevent the receipt of  significant  transaction  fees and cause us to continue to raise money by the sale of our  securities  to finance our operations.

     o    Our early-stage  market  approach  concentrated  product  distribution efforts in a single market (Atlanta,  Georgia), thereby amplifying the effect of localized market restrictions on our prospects, and delaying large-scale  distribution of our products. While we intend to mitigate these local factors with an aggressive  strategy to develop  alternate distribution  channels in multiple markets,  there can be no assurance of near term or long term success.

     o    We  cannot  assure  you  that  we  will   successfully   complete  the
          development of the Cymedix(R) products or PocketScript's products in a timely fashion or that our current or future products will satisfy the needs of the healthcare information systems market. Further, we cannot assure you that products or technologies  developed by others will not adversely  affect our  competitive  position or render our products or technologies noncompetitive or obsolete.

As a provider  of medical  connectivity  products  and  services,  we may become liable for product liability claims that could have a materially  adverse impact on our financial condition.

     Certain of our products and  PocketScript's  products provide  applications that relate to patient medical histories and treatment plans. Any failure by our products to provide  accurate,  secure and timely  information  could  result in product  liability  claims  against  us by our  clients or their  affiliates  or patients. We are seeking product liability coverage, which may be prohibitive in cost.  There can be no assurance that we will be able to obtain such coverage at an acceptable  cost or that our insurance  coverage would  adequately  cover any claim asserted against us. Such a claim could be in excess of the limits imposed by any policy we might be able to obtain.  A successful claim brought against us in excess of any insurance  coverage we might have could have a material adverse effect on our results of  operations,  financial  condition  or  business.  Even unsuccessful  claims could result in the expenditure of funds in litigation,  as well as diversion of management time and resources.

Our industry,  healthcare,  continually experiences rapid change and uncertainty that could result in issues for our business  planning or operations  that could severely impact on our ability to become profitable.

     The healthcare and medical  services  industry in the United States is in a period  of  rapid  change  and  uncertainty.  Governmental  programs  have  been proposed,  and some adopted, from time to time, to reform various aspects of the
U.S.  healthcare  delivery system.  Some of these programs contain  proposals to increase  government  involvement in healthcare,  lower  reimbursement rates and
otherwise  change  the  operating   environment  for  our  physician  users  and
customers. Particularly, the Health Insurance Portability and Accountability Act
of 1996, and the regulations that are being promulgated thereunder,  are causing the healthcare  industry to change its procedures and incur  substantial cost in doing so. Although we expect these  regulations to have the beneficial effect of spurring adoption of our software products, we cannot predict with any certainty what  impact,  if any,  these and future  healthcare  reforms  might have on our business.

We and PocketScript rely on intellectual property rights, such as copyrights and trademarks,  and unprotected propriety technology in our business operations and to create value in our  companies;  however,  protecting  intellectual  property frequently  requires  litigation  and close legal  monitoring  and may adversely impact our ability to become profitable.

     o    Our wholly owned  subsidiary,  Cymedix Lynx  Corporation,  has certain intellectual property relating to its software business.  These rights have been  assigned by our  subsidiary  to the parent  company,  Medix
          Resources.   The  intellectual  property  legal  issues  for  software
          programs,  such as the Cymedix(R)  products and such as PocketScript's
          technology,   are  complex  and  currently   evolving.   Since  patent
          applications  are  secret  until  patents  are  issued,  in the United
          States,  or published,  in other countries,  we cannot be sure that we are the first to file any patent application.  In addition,  we cannot assure you that competitors,  many of which have far greater resources than we do, will not apply for and obtain  patents that will interfere with our  ability  to  develop  or  market  product  ideas  that we or
          PocketScript  have  originated.  Further,  the laws of certain foreign countries do not provide the protection to intellectual  property that is provided in the United States,  and may limit our ability to market our products  overseas.  While we have no prospects  for  marketing or operations in foreign countries at this time, future opportunities for growth in foreign markets,  for that reason, may be limited. We cannot give any  assurance  that the  scope of the  rights  that we have been granted are broad enough to fully  protect our  Cymedix(R)software  or
          PocketScript's software from infringement.

     o    Litigation or regulatory  proceedings  may be necessary to protect our intellectual  property rights, such as the scope of our patent rights.
          In fact,  the  information  technology  and  healthcare  industries in general are characterized by substantial  litigation.  Such litigation
          and  regulatory   proceedings  are  very  expensive  and  could  be  a
          significant  drain on our resources and divert  resources from product development.  There is no  assurance  that we will have the  financial resources to defend our patent rights or other  intellectual  property from  infringement or claims of invalidity.  We and PocketScript  have received  claim  notices  asserting  that third  parties  believe that certain of our products may infringe on their rights.

     o    We and PocketScript also rely upon unprotected  proprietary technology and no  assurance  can be given  that  others  will not  independently
          develop   substantially   equivalent   proprietary   information   and
          techniques  or otherwise  gain access to or disclose  our  proprietary technology  or that we can  meaningfully  protect  our  rights in such unpatented  proprietary  technology.  We will use our best  efforts to protect such information and techniques; however, we cannot assure you that such  efforts  will be  successful.  The  failure to protect  our intellectual  property could cause us to lose substantial revenues and to fail to reach our financial potential over the long term.

     Because our business is highly  competitive and there are many  competitors who are financially  stronger than we are, we are at risk of being  outperformed in staffing,  marketing,  product development and customer services, which could severely limit our ability to become profitable.

     o    eHealth   Services.   Competition  can  be  expected  to  emerge  from
          established  healthcare  information  vendors and  established  or new
          Internet  related vendors.  The most likely  competitors are companies with a focus on clinical  information  systems and enterprises with an
          Internet   commerce  or  electronic   network  focus.  Many  of  these
          competitors  will have  access to  substantially  greater  amounts  of capital  resources  than we have  access  to,  for  the  financing  of technical,  manufacturing  and marketing  efforts.  Frequently,  these competitors  will have  affiliations  with  major  medical  product or software  development  companies,  who may assist in the  financing of such competitor's product  development.  We will seek to raise capital to develop our  Cymedix(R)  products  and  PocketScript  products in a timely manner; however, so long as our operations remain under-funded, as they now are, we will be at a competitive disadvantage.

     o    Personnel. The success of the development, distribution and deployment of  our  Cymedix(R)  and  PocketScript  products  is  dependent  to  a significant degree on our key management and technical  personnel.  We believe that our and PocketScript's  success will also depend upon our ability to attract,  motivate and retain highly  skilled,  managerial, sales and  marketing,  and  technical  personnel,  including  software programmers and systems  architects  skilled in the computer languages in which our Cymedix(R) products and PocketScript operate. Competition for such personnel in the software and information services industries is intense.  The loss of key  personnel,  or the  inability to hire or retain  qualified  personnel,  could have a material adverse effect on our results of operations,  financial condition or business and on the success of our proposed acquisition of PocketScript.

     We have  relied on the private  placement  exemption  to raise  substantial amounts of capital,  and could suffer  substantial  losses if that exemption was determined not to have been properly relied upon.

     We have raised  substantial  amounts of capital in private  placements from time to  time.  The  securities  offered  in such  private  placements  were not registered  with the SEC or any state agency in reliance  upon  exemptions  from such registration  requirements.  Such exemptions are highly technical in nature and if we  inadvertently  failed to comply with the  requirements of any of such exemptive  provisions,  investors would have the right to rescind their purchase of our  securities  or  sue  for  damages.  If one or  more  investors  were  to successfully  seek such  rescission or institute any such suit,  Medix Resources could face severe  financial  demands that could materially and adversely affect our financial position.

The impact of shares of our common stock that may become  available  for sale in the future may result in the market price of our stock being depressed.

     As  of  December  31,  2002  we  had  77,160,815  shares  of  common  stock outstanding  and 76 shares of  preferred  stock  outstanding.  As of that  date, approximately  33,177,353  shares were issuable upon the exercise of outstanding options,  warrants or other rights,  and the conversion of preferred stock. Most of these shares will be immediately  saleable upon exercise or conversion  under registration  statements  we have filed  with the SEC.  The  exercise  prices of options,  warrants or other rights to acquire common stock presently outstanding range from $0.25 per share to $4.97 per share.  During the  respective  terms of the  outstanding  options,  warrants,  preferred  stock  and  other  outstanding derivative  securities,  the holders are given the  opportunity to profit from a rise in the market price of our common  stock,  and the exercise of any options, warrants or other rights may dilute the book value per share of the common stock and put downward pressure on the price of the common stock. The existence of the options, conversion rights, or any outstanding warrants may adversely affect the terms on which we may obtain additional equity financing.  Moreover, the holders of such  securities  are likely to exercise their rights to acquire common stock at a time  when we would  otherwise  be able to  obtain  capital  on terms  more favorable  than could be obtained  through the  exercise or  conversion  of such securities.

Because of  dilution  to our  outstanding  common  stock  from the below  market pricing features of financings that are available to us, the market price of our stock may be depressed.

     Financings  that may be available to us under  current  market  conditions,
frequently   involve  below  market  current  sales,  as  well  as  warrants  or convertible debt that require exercise or conversion  prices that are calculated in the future at a discount to the then market  price of our common  stock.  Any agreement to sell, or convert debt or equity  securities into, common stock at a future date and at a price based on the then  current  market price will provide an incentive to the investor or third  parties to sell the common stock short to decrease  the price and  increase  the  number of shares  they may  receive in a future purchase,  whether directly from us or in the market. The issuance of our common  stock in  connection  with such  exercise  or  conversion  may result in substantial dilution to the common stock holdings of other holders of our common stock.

Because of market  volatility  in our stock price,  investors may find that they have a loss position if emergency sales become necessary.

     Historically,   our  common  stock  has   experienced   significant   price
fluctuations. One or more of the following factors influence these fluctuation:

     o    unfavorable announcements or press releases relating to the technology sector;

     o    regulatory, legislative or other developments affecting our company or the health care industry generally;

     o    conversion of our  preferred  stock and  convertible  debt into common stock at conversion rates based on current market prices, or discounts to market  prices,  of our common  stock and  exercise  of options and warrants at below current market prices;

     o    sales by those  financing our company through  convertible  securities which  have  been  registered  with  the SEC and may be sold  into the public market immediately upon receipt; and

     o    market conditions specific to technology and internet  companies,  the health care industry and general market conditions.

     In addition,  in recent years the stock market has experienced  significant price and volume fluctuations.  These fluctuations, which are often unrelated to the operating  performance of specific companies,  have had a substantial effect on the market price for many health care related technology  companies.  Factors such as those cited above, as well as other factors that may be unrelated to our operating performance, may adversely affect the price of our common stock.

The  application  of the "penny stock" rules to our common stock may depress the market for our stock.

     Trading of our common  stock may be subject to the penny  stock rules under the Securities  Exchange Act of 1934, as amended,  unless an exemption from such rules is available.  Broker-dealers  making a market in our common stock will be required to provide disclosure to their customers regarding the risks associated with our common stock,  the suitability for the customer of an investment in our common stock,  the duties of the  broker-dealer  to the customer and information regarding  bid and  asked  prices  for our  common  stock,  and the  amount  and description of any  compensation the  broker-dealer  would receive in connection with a  transaction  in our common  stock.  The  application  of these rules may result  in fewer  market  makers  making a market  in our  common  stock and may further restrict the liquidity of our common stock.

We do not  anticipate  paying  any cash  dividends  on our  common  stock in the foreseeable future.

     We have not had earnings, but if earnings were available, it is our general policy to retain any earnings  for use in our  operation.  Therefore,  we do not anticipate  paying any cash  dividends  on our common  stock in the  foreseeable future.  Any payment of cash dividends on our common stock in the future will be dependent  upon our  financial  condition,  results of  operations,  current and anticipated  cash  requirements,  preferred rights of holders of preferred stock plans for expansion,  as well as other factors that the Board of Directors deems relevant.  We anticipate that our future financing  agreements will prohibit the payment of common stock  dividends  without the prior  written  consent of those providers.

                               THE SPECIAL MEETING

General

     The Medix Resources' Board of Directors is soliciting your signature on the enclosed  proxy  card  for  use  at  the  Medix  Resources  special  meeting  of shareholders to be held on _________, 2003, at 10:00 a.m., local time, or at any adjournment(s)  thereof,  for the purposes that we have  described in this proxy statement  and in the notice of special  meeting  of  shareholders  that we have
provided    to    you.    The    special     meeting    will    be    held    at
_____________________________________.  We first mailed these proxy solicitation materials  on or  about  _____  __,  2003  to  all  shareholders  listed  in our shareholder  records as of the record date for the special meeting. We will bear the cost of this solicitation.

Record Date and Quorum

     Shareholders  of record at the close of business  on February  __, 2003 are entitled  to vote at the  special  meeting.  We refer to that date as the record date. On the record date,  _______ shares of our common stock,  $0.001 par value per share,  were  outstanding.  Shareholders  holding at least  one-third of all shares of our common stock, represented in person or by proxy, will constitute a quorum for the special meeting. If we have a quorum, we will be able to transact business at the special meeting.

Revocability of Proxies

     Any proxy card signed and submitted  pursuant to this  solicitation  may be revoked by the person or entity signing it at any time before its use. To revoke a proxy, a shareholder must either:

     o    deliver to us a written  notice of  revocation  prior to the time that the submitted proxy is voted;

     o    deliver a duly executed proxy card bearing a later date than the other proxy card; or

     o    attend the special meeting and vote in person.

An  appointment  of proxy will be revoked  upon the death or  incapacity  of the shareholder  appointing the proxy if our Secretary or other officer or agent who is  authorized  to tabulate  votes  receives  notice of such death or incapacity before the proxy exercises his or her authority under the appointment.

Voting and Solicitation

     Each outstanding  share of our common stock will be entitled to one vote on each matter submitted to a vote at the special meeting.  The proposed  amendment to our articles of incorporation  will be deemed approved by our shareholders if the  number of votes  cast for such  proposal  exceeds  the number of votes cast against such  proposal,  assuming  that a quorum is present.  Our proposed  2003
Stock Incentive Plan will be deemed approved if a majority of the votes cast are cast for such proposal,  assuming a quorum is present.  The PocketScript  merger agreement,  and the  reincorporation  of Medix Resources in Delaware through the proposed  reincorporation  merger require  approval of our  shareholders  by the affirmative  vote of the holders of a majority of the outstanding  shares of our common  stock.  Where  brokers  have not received  any  instructions  from their clients on how to vote on a particular  proposal,  brokers are permitted to vote on routine proposals but not on non-routine  matters. We refer to the absence of votes on  non-routine  matters as  "broker  non-votes."  Abstentions  and broker non-votes  will be counted  towards the  presence  of a quorum,  but will not be counted  and will  have no  effect on the  outcome  of the vote on the  proposed amendment  to our  articles  of  incorporation.  In  voting  on the  2003  Stock
Incentive  Plan,  abstentions  will have the  effect of "no"  votes,  and broker non-votes will not be counted as votes cast. Since the  PocketScript  merger and the reincorporation merger require the approval of a majority of our outstanding shares of common  stock,  abstentions  and broker  non-votes  will have the same effect as a vote against these transactions."

     Our principal  executive  offices are located at 420 Lexington Ave.,  Suite
1830,  New York,  New York 10170.  In  addition to the use of the mails,  we may solicit proxies personally,  by telephone or by facsimile,  and we may reimburse brokerage  firms and other persons  holding  shares of our common stock in their names or in the  names of their  nominees,  for  their  reasonable  expenses  in forwarding proxy solicitation  materials to the beneficial owners. We may retain the services of a professional  proxy  solicitation  firm, in which case we will pay such firm its standard fees for such  services and  reimburse  such firm for its out-of-pocket expenses.

Matters to be Brought Before the Special Meeting

     We expect that four  matters  will be  presented  at the  special  meeting.
Management will propose that our shareholders  approve the  PocketScript  merger agreement,  that our shareholders  approve the proposal to amend our articles of incorporation to increase the number of authorized  shares of common stock, that our shareholders  approve the proposal to  reincorporate  Medix Resources in the
State of Delaware  and that our  shareholders  approve the  adoption of our 2003
Stock Incentive Plan. We have provided  detailed  information  regarding each of these proposals in this proxy statement.

IN THE EVENT  THAT OUR  SHAREHOLDERS  DO NOT  APPROVE  THE  POCKETSCRIPT  MERGER
AGREEMENT,  MEDIX  RESOURCES  WILL NOT BE ABLE TO  CONSUMMATE  THE  POCKETSCRIPT
MERGER. IF OUR SHAREHOLDERS APPROVE THE POCKETSCRIPT MERGER AGREEMENT BUT DO NOT
APPROVE THE  PROPOSED  AMENDMENT  TO THE  ARTICLES OF  INCORPORATION,  WE MAY BE
PRECLUDED  FROM  CONSUMMATING  THE  POCKETSCRIPT  MERGER OR MAY BE  REQUIRED  TO
RESTRUCTURE  THE  POCKETSCRIPT  MERGER IN A MANNER THAT WOULD  REQUIRE A FURTHER
VOTE OF OUR SHAREHOLDERS.

Principal Shareholders

     The  following  table sets forth  certain  information,  as of December 31,
2002, regarding the shares of our common stock beneficially owned by each of the members of our board of directors,  each of our  executive  officers and by each other  person  known by us to  beneficially  own more than five  percent  of our common stock.

       Name         Number of Shares    Percentage of    Number of Shares
                                         Outstanding      Included in the
                                          Shares (1)       Second Column
                                                           Representing
                                                          Shares Issuable
                                                         upon Exercise or
                                                           Conversion of
                                                             Warrants,
                                                            Options or
                                                            Convertible
                                                            Securities
Directors

Darryl Cohen        2,688,320 (2)            3.4         1,855,000

Patrick Jeffries    1,635,000                2.1         1,197,500

John Lane             775,000                1.0           562,500

Samuel Havens         290,000                 *            265,000

Guy Scalzi            240,000                 *            240,000

Joan Herman (3)                 0             0                      0

Other Executive Officers

Louis Hyman           412,500                 *            362,500

Brian Ellacott        400,000                 *            375,000

Mark Lerner           156,250                 *            132,250

James Gamble          75,000                  *             75,000

All Directors and  6,672,070                8.1          5,064,750
Executive  Officers
as  a   Group   (10
persons)

     *    Represents less than one percent.

     (1)  As of December 31, 2002, there were 77,320,815  shares of common stock outstanding,  including 160,000 shares issuable upon conversion of our outstanding preferred stock.

     (2)  Mr. Cohen  disclaims  beneficial  ownership  of 67,950  shares held in trust for his minor children.

     (3)  Ms.  Herman has declined  the grant of any options  based on WellPoint company policy.

                             THE POCKETSCRIPT MERGER

Background of the Merger

     As a  result  of the  competitive  environment  in  which  Medix  Resources operates, and the fact that many of our competitors have larger operations,  are better  capitalized and have stronger  distribution  channels for their products than we do, during the second half of 2002, our  management  decided to evaluate possible  acquisition  targets for Medix  Resources.  In October 2002, our Chief
Executive Officer, Darryl Cohen, contacted Steven Burns, the President and Chief
Executive  Officer  of  PocketScript,   to  discuss  the  possibility  of  Medix
Resources'  acquiring  PocketScript.  Messrs. Cohen and Burns spoke by telephone several times  regarding a possible  acquisition.  On or about October 18, 2002,
Mr. Cohen met with Mr.  Burns in Las Vegas to discuss the  possible  acquisition and to negotiate its terms. No finder or broker participated in the negotiations nor played any role in the proposed transaction.

     From October 18, 2002 through October 29, 2002, Mr. Cohen, a representative of  Medix'  acquisition  counsel,  Moses  &  Singer  LLP,  and Mr.  Burns  and a
representative  of  PocketScript's  general  counsel,   Cummins  &  Hession  PC,
negotiated  the terms of the  acquisition  as  contained in the letter of intent signed by the parties on October 29, 2002.

     Prior to the  execution of the letter of intent,  the board of directors of
Medix  conducted  a  telephone  meeting  to  discuss  the terms of the  proposed acquisition.  The  board  reviewed  the  text of the  letter  of  intent.  After discussion,  the board  concluded that the  acquisition of  PocketScript  on the terms  contained in the letter of intent was in the best  interests of Medix and its stockholders.

     On October 30, 2002, Medix released a press release  announcing that it had entered into a letter of intent with PocketScript.

     On November 11, 2002,  Mr. Cohen,  together with Andrew Brown, a consultant retained by Medix,  and Brian Ellacot,  our Executive Vice President of Business
Development, met with Mr. Burns, Mick Kowitz and PocketScript's other management members,  certain of its principal equity holders, a representative of Cummins &
Hession PC and a representative of  PocketScript's  acquisition  counsel,  Katz,
Teller,  Brant & Hild,  to  discuss  the  acquisition,  the terms of the  merger agreement,  PocketScript's  business,  Medix's  business and the  integration of
PocketScript into Medix.

     From  November 20 through  November  22, 2002,  Gary  Wilson,  a consultant retained by Medix,  conducted  due diligence of  PocketScript  at its offices in
Mason, Ohio.

     The terms of the merger  agreement were negotiated by Mr. Cohen and Medix's counsel  primarily  with Mr. Burns and  PocketScript's  general and  acquisition counsel by means of multiple telephone conferences. Several drafts of the merger agreement were exchanged and reviewed by the parties.  These  negotiations  took place for several weeks after the letter of intent was signed.

     On December 18,  2002,  in a telephone  meeting,  the board of directors of
Medix approved the merger  agreement.  Subsequent to the board's approval of the merger agreement, such agreement was executed by the parties.

     On the  morning  of  December  19,  2002,  Medix  issued  a  press  release announcing the signing of the merger agreement.

Reasons for the Merger

     Our board of  directors,  in the course of reaching the decision to approve the merger agreement, consulted with management and our advisors, and considered a number of factors,  including the  following  material  factors,  the order of which does not necessarily reflect their relative significance:

     o    The opportunity to deploy PocketScript's technology in connection with our business model;

     o    the  opportunity  to  add  PocketScript's   technical  team  to  Medix
          Resources' technical team;

     o    the  opportunity to add certain members of  PocketScript's  management team, including PocketScript chief executive officer Stephen Burns;

     o    the  belief  that the terms of the  merger  agreement,  including  the parties' representations, warranties and covenants, and the conditions to their respective obligations, are reasonable; and

     o    reports from  management  and from legal and financial  advisors as to the  results  of their  preliminary  due  diligence  investigation  of
          PocketScript.

     Our board of directors  has  determined  that the merger is fair, is in the best  interests  of  Medix  Resources  and  is in  the  best  interests  of  our shareholders.  However,  all business  combinations,  including the PocketScript merger,  also include certain risks and  disadvantages.  The material  potential risks and disadvantages to Medix Resources' shareholders identified by the Medix
Resources'  board and management  include the following  material  matters,  the order of which does not necessarily reflect their relative significance:

     o    the  difficulties  and expenses  associated  with  integrating our two companies;

     o    the risk that the potential benefits sought in the merger might not be realized;

     o    the risk that existing  shareholders may be concerned by the number of shares of Medix  Resources  common stock to be issued under the merger agreement;

     o    the risk  that the  combined  company  may not be able to  retain  the existing  employees of Medix Resources and PocketScript or attract the professional expertise necessary for the combined company to prosper;

     o    the extent to which Medix Resources' limited capital resources must be devoted to the development of PocketScript;

     o    the fact that there is no real upside limit on the number of shares of our common  stock that are  issuable in the event that the  Qualifying
          Events occur;

     o    the risk that management will be required to spend a  disproportionate amount  of  its  time  and  attention  on  issues  pertaining  to  the integration of our two companies; and

     o    other applicable risks described in this proxy statement.

     Other  than  these  disadvantages,  our  board did not  identify  any other particular  material risks to or material  adverse effects on our corporation or shareholders.  Our board of directors believes,  and continues to believe,  that these potential risks and disadvantages are outweighed by the potential benefits anticipated from the merger.

     The foregoing discussion of the material factors considered by our board of directors  is not  intended  to be  exhaustive.  In view of the wide  variety of factors,  risks and  disadvantages  considered  in  connection  with our board's evaluation of the merger, our board did not find it practicable to, and did not, quantify or assign any relative or specific  weights to the  foregoing  matters, and individual directors may have deemed different matters more significant than others.

Recommendation of the Board of Directors with Respect to the Merger

     For the reasons discussed above, our board of directors has determined that the terms of the merger agreement and the transactions  contemplated thereby are fair to, and in the best  interests of, Medix  Resources  and our  shareholders.
Accordingly, our board recommends that our shareholders vote for the proposal to approve the PocketScript merger agreement and merger.

Federal Securities Law Consequences

     We have not registered,  under the Securities Act of 1933 or otherwise, the shares of Medix Resources  common stock that we will issue to PocketScript  unit holders in the merger.  However, we have agreed to execute a registration rights agreement which will obligate us to file registration statements, and to use our best efforts to have such registration statements declared effective by the SEC, covering  the resale of the shares of our common  stock  issued  pursuant to the merger  agreement.  Once these  shares have been  registered  for resale,  these shares may be traded freely without restrictions other than restrictions imposed pursuant to the merger agreement and the escrow agreement.

                              THE MERGER AGREEMENT

The following is a summary of the material terms of the merger  agreement.  This summary is qualified in its entirety by reference to the merger agreement, which is incorporated  herein by reference.  You may read the actual provisions of the merger  agreement  by  referring  to Annex A; you are  urged to read the  merger agreement  in its  entirety  for a more  complete  description  of the terms and conditions of the merger.

The Merger; Closing; Effective Time

     Before  execution  of the  merger  agreement,  Medix  Resources  formed  PS
Purchase Corp. as a Delaware corporation and a wholly-owned  subsidiary of Medix
Resources to effectuate the merger. The closing of the merger will take place on the  closing  date,  which  will be a date  determined  by Medix  Resources  and
PocketScript  after  satisfaction  or waiver of the  substantive  conditions set forth in the merger  agreement.  We expect to conduct the closing  shortly after the special meeting is held,  since we anticipate  that all other  conditions to the merger will be satisfied or waived by that time.  Subject to the  provisions of the merger  agreement,  Medix  Resources  and  PocketScript  will file on the closing date a certificate of merger with the Secretary of State of the State of
Ohio in  accordance  with the relevant  provisions  of Ohio law and a comparable document with the Secretary of State of the State of Delaware.  As a result,  PS
Purchase Corp.  will merge with and into  PocketScript,  and  PocketScript  will become a  wholly-owned  subsidiary  of Medix  Resources.  We refer in this proxy statement to the "effective time" as the time when the merger becomes  effective under Ohio and Delaware law.

Initial Merger Consideration

     At the  effective  time,  by virtue of the merger and without any action on the part of any PocketScript unit holder,  each issued and outstanding unit will be exchanged  into the right to receive a pro rata portion of the initial merger consideration  and a pro rata  portion of the shares  that we may be required to issue upon the occurrence of the Qualifying Events.

     The initial merger  consideration  will be 12,000,000  shares of our common stock, subject to the following adjustments:

     o    Prior to the closing, the initial consideration will be reduced to the extent  that  PocketScript's  scheduled  indebtedness,  PocketScript's
          estimated   working  capital  deficit  (if  any),   excluding  certain
          liability  items,  and the  amounts,  if any,  paid to  PocketScript's dissenting  unitholders  exceeds $50,000.  The 12,000,000 share figure will be reduced by a number equal to the amount of such excess divided by $0.50.

     o    The merger  agreement  requires us to prepare an audited balance sheet of PocketScript as of the closing date. PocketScript's  representative will then have an  opportunity  to review  the  balance  sheet that we prepare.  If that  representative  disputes  any aspect of the balance sheet and we are unable to amicably resolve any such disputes,  we and the PocketScript  representative will select an independent accounting firm to resolve all of these disputes.  Once the closing balance sheet disputes have been resolved, we will determine whether  PocketScript's current  liabilities  as of the  closing  date  exceed  PocketScript's current  liabilities as of the closing date by more than $50,000.  The escrow  agreement  to be executed by the parties  will provide that if there is any such excess,  Medix  resources will receive back from the escrow  agent a number  of  shares of our  common  stock  equal to the amount of such  excess  divided by an  average  closing  price  figure described in the merger agreement.

Qualifying Events

     We will be required to issue  additional  shares of our common  stock after the merger is consummated if certain specified  Qualifying Events occur. We will be  required  to issue  $1,000,000  of our common  stock,  valued  pursuant to a formula  described  below, for each Qualifying Event that occurs within the time periods  specified  in the  merger  agreement.  The  following  table  names the
Qualifying  Events,  describes the  Qualifying  Events and sets forth the period during which they must be satisfied.

Qualifying Event      Description of Qualifying Event   Time Period

Telcom Contingent     Our combined company must enter   Within six months
Payment               into a marketing or strategic     after the merger
                      alliance agreement with one of    closes
                      several national
                      telecommunications companies
                      identified in the merger
                      agreement.  The agreement must
                      be for a term of at least one
                      year and must present the
                      potential of generating material
                      revenues for our combined
                      company.

Hardware Vendor       Our combined company must enter   Within six months
Contingent Payment    into a strategic development,     after the merger
                      marketing or distribution         closes
                      agreement with one of several
                      national handheld vendors
                      identified in the merger
                      agreement.  The agreement must
                      be for a term of at least one
                      year, must include material
                      performance obligations for the
                      vendor and must present the
                      potential of generating material
                      revenues for our combined
                      company.

RXHub Contingent      At least 5,000 physicians must    Within twelve
Payment               execute an average of at least    months after the
                      250 electronic prescriptions      announcement that
                      utilizing the RxHub System        PocketScript
                      through the "PocketScript         Express launched
                      Express" browser-based product..  its RxHub System

Pharmaceutical        Our combined company must enter   Within six months
Company Contingent    into a marketing agreement or     after the merger
Payment               strategic alliance agreement      closes
                      with one of several
                      pharmaceutical companies
                      identified in the merger
                      agreement.  The agreement must
                      be for a term of at least one
                      year, must include material
                      performance obligations for the
                      pharmaceutical company and must
                      present the potential of
                      generating material revenues for
                      our combined company.

     If a Qualifying  Event  occurs,  we will be required to issue to the former unit  holders of  PocketScript  a number of shares of our common  stock equal to
$1,000,000  divided by the  average  closing  price of our  common  stock on the
American Stock Exchange during the period  commencing on the closing date of our merger and ending on the date that such Qualifying Event occurs.

Exchange Procedures

     As soon as reasonably  practicable  after the effective time of the merger, the parties will send a letter of  transmittal,  which is to be used to exchange
PocketScript  units for stock  certificates of Medix Resources  common stock, to each former  PocketScript  shareholder.  The letter of transmittal  will contain instructions  explaining the  procedures  for assigning  such units.  Initially, shares of our common  stock will be  delivered  to the escrow agent on behalf of the  PocketScript  unit holders,  rather than to the  PocketScript  unit holders directly. See "Escrow Agreement; Indemnification."

     After the merger is consummated, each unit will only represent the right to receive the shares of Medix  Resources  common stock into which those units have been converted.  We will not pay dividends to holders of any PocketScript  units until the units are surrendered.  However, once those units are surrendered,  we will pay to the holder,  without interest, any dividends that have been declared after  the  effective  time  of  the  merger  on the  shares  into  which  those
PocketScript units have been converted. No such dividends are anticipated.

     After the effective time of the merger,  PocketScript will not register any transfers of units.

     Neither Medix  Resources,  PocketScript nor any other person will be liable to any former holder of PocketScript  units for any property properly  delivered to a public  official  according to applicable  abandoned  property,  escheat or similar laws.

Fractional Shares

     No  fractional  shares of our common  stock  will be issued in the  merger.
Instead,  the number of shares  that we will  deliver to a unit  holder  will be rounded to the nearest whole number of shares.

Escrow Agreement; Indemnification

     Substantially all of the shares issuable to each  PocketScript  shareholder in the merger  will  initially  be  delivered  to an escrow  agent to be held in escrow  under the terms of the  escrow  agreement.  A copy of the form of escrow agreement is annexed to this proxy  statement as Annex B.  Shareholders of Medix
Resources  are urged to read the form of escrow  agreement  for a more  complete description  of the terms  and  conditions  of the  escrow  arrangements.  It is expected that ___________,  a bank headquartered in _________, will serve as the escrow agent.

     The shares of common stock issuable  pursuant to the merger  agreement will be deposited in escrow and withdrawn from escrow as follows:

     o    the 12,000,000 shares of our common stock initially  issuable pursuant to the merger agreement will be deposited directly into escrow;

     o    if,  pursuant to the merger  agreement,  there is a  reduction  in the initial merger  consideration,  shares (valued as of the closing date)
          will be delivered back to Medix Resources from the escrow agent;

     o    if shares of our common stock are issued as a result of the occurrence of a Qualifying  Event, two thirds of such shares will be deposited in escrow and then released from escrow  (subject to the  indemnification provisions  described  below) in two tranches,  one three months after the  Qualifying  Event occurs and one six months after the  Qualifying
          Event occurs; and

     o    subject to the indemnification  provisions  described below, the other shares  deposited in escrow will be released from escrow in accordance with the following schedule:

     3,000,000 shares will be released three months after the closing;

     2,000,000  additional shares will be released six months after the closing;
and

     1,000,000 additional shares will be released every three months thereafter, with  all  remaining  shares  being  released  (other  than  shares  subject  to indemnification claims) two years after the closing.

     The  escrowed  shares  will be  subject  to the  following  indemnification claims:

     o    PocketScript  and  Stephen  Burns made  numerous  representations  and warranties  in the  merger  agreement.  In the  event  that  any  such representations  and  warranties  turn out to be inaccurate  and Medix
          Resources  suffers  damages  as a  result  of this  inaccuracy,  Medix
          Resources  will be  entitled,  subject  to the  limitations  described below, to a return of a number of shares equal to the dollar amount of such  damages  divided by the closing  sale price of Medix  Resources'
          common stock on the American Stock Exchange on a date or over a period to be set forth in the escrow agreement.

     o    Similarly,  should  PocketScript  or Stephen Burns fail to perform any covenants  described in the merger agreement  required to be performed prior to the closing and should Medix  Resources  suffer  damages as a result of such  non-performance,  Medix  Resources  will be  entitled, subject  to the  limitations  described  below,  to a return of shares equal to the dollar amount of such damages divided by the closing sale price of Medix Resources'  common stock on the American Stock Exchange on a date or over a period to be set forth in the escrow agreement..

     o    In the event that Medix  Resources  is required to pay any amounts for taxes of  PocketScript  relating  to periods  prior to the  closing or relating  to  the  consummation  of  the  PocketScript  merger,  Medix
          Resources  will be  entitled,  subject  to the  limitations  described below,  to a return  of  shares  equal to the  dollar  amount  of such payment divided by the closing sale price of Medix  Resources'  common stock on the American  Stock Exchange on a date or over a period to be set forth in the escrow agreement.

     o    In the event that Medix  Resources  is not  protected  by the purchase price adjustment provisions for cash paid to dissenting  shareholders,
          Medix Resources will be entitled, subject to the limitations described below,  to a return of shares equal to the dollar  amount of such cash payments divided by the closing sale price of Medix Resources'  common stock on the American  Stock Exchange on a date or over a period to be set forth in the escrow agreement.

     o    In the event that  Medix  Resources  incurs  damages  relating  to any claims or obligations of any kind or nature relating to  PocketScript, the  business,  operations  or affairs of  PocketScript  or any of the assets,  properties,  interests in assets or  properties  or rights of
          PocketScript  which  were  existing  at or as of the  closing  date or arising in whole or in part out of any acts, transactions, conditions, circumstances  or facts  which  occurred or existed on or prior to the closing  date,  Medix  Resources  will  be  entitled,  subject  to the limitations described below, to a return of shares equal to the dollar amount of such  damages  divided  by the  closing  sale price of Medix
          Resources'  common stock on the American  Stock  Exchange on a date or over a period to be set forth in the escrow agreement.

     The   merger   agreement   provides   for   certain   limitations   on  the
indemnification obligations of PocketScript and Stephen Burns. In the absence of fraud,  Medix  Resources will have no  indemnification  rights beyond the shares held in  escrow  and  will  not be  entitled  to  recover  more  than a total of
3,000,000 shares of our common stock. Moreover, no indemnification claims may be made unless the aggregate amount of such claims exceeds $100,000,  in which case recovery may be made for all indemnifiable damages in excess of $50,000.

Representations and Warranties

     PocketScript.  The merger agreement contains representations and warranties by PocketScript relating to, among other things:

     o    ownership of the units by the PocketScript unit holders;

     o    organization,  structure and power,  authority  relating to the merger agreement and enforceability of the merger agreement;

     o    absence of conflicts with organizational documents,  agreements,  laws and other requirements;

     o    capitalization;

     o    subsidiaries and other investments;

     o    financial statements;

     o    absence of undisclosed liabilities;

     o    changes since November 30, 2002;

     o    material  contracts,  performance  under such  contracts  and defaults under such contracts;

     o    labor and  employee  benefit  matters  and  issues  arising  under the
          Employee Retirement Income Security Act of 1974;

     o    compliance with laws and governmental consents;

     o    insurance;

     o    litigation;

     o    related party transactions;

     o    real property leases;

     o    PocketScript's tax returns and related tax matters;

     o    intellectual property rights and obligations;

     o    accounts receivable;

     o    clients and vendors; and

     o    environmental matters.

     Medix  Resources.   The  merger  agreement  contains   representations  and
warranties by us relating to, among other things:

     o    organization,  structure and power,  authority  relating to the merger agreement and enforceability of the merger agreement;

     o    absence of conflicts with organizational documents,  agreements,  laws and other requirements;

     o    capitalization;

     o    consents and approvals required in order to complete the merger; and

     o    accuracy  of  documents  and  financial   statements  filed  by  Medix
          Resources with the SEC.

Covenants

     We  have  each  undertaken  certain  covenants  in  the  merger  agreement, including the following:

     PocketScript  has made covenants that place  restrictions on the conduct of its business until either the effective time of the merger or the termination of the merger  agreement.  In  general,  PocketScript  is  required to carry on its business in the ordinary  course of business  consistent  with past practice and use its best efforts to preserve and maintain PocketScript's  business,  assets,
properties,  rights  and  relationships  with  suppliers,   customers,  clients,
employees, agents and others.

     PocketScript   has  also   agreed   to   certain   specific   restrictions;
specifically, PostScript has agreed not to

     o    create any liability other than in the ordinary course of business and consistent with past practice, but in no event greater than $5,000;

     o    guarantee  the  obligations  of, or make any loans or advances to, any other  person,  other  than in the  ordinary  course of  business  and consistent with past practice, but in no event greater than $5,000;

     o    transfer any assets, other than in the ordinary course of business and consistent with past practice, but in no event greater than $5,000;

     o    mortgage any assets, other than in the ordinary course of business and consistent with past practice, but in no event greater than $5,000;

     o    with  respect  to  PocketScript's  managers,  directors,  officers  or employees:

     increase the rate or terms of compensation  payable or to become payable to any of them;

     pay or agree to pay any  employee  benefit not required or permitted by any existing plan, agreement or arrangement to any of them;

     commit  to  any  additional  pension,  profit  sharing,  bonus,  incentive, deferred compensation,  stock purchase,  stock option, stock appreciation right, group  insurance,  severance  pay,  retirement or other  employee  benefit plan, agreement  or  arrangement,  or  increase  the rate or  terms of any such  plan, agreement or arrangement  which now exists,  to the extent  applicable to any of them; or

     enter into any employment or severance agreement with or for the benefit of them;

     o    enter  into or  terminate  any lease or make any  change in any lease, other than in the ordinary course of business and consistent with past practice, but in no event greater than $5,000;

     o    make any capital  expenditures,  other than in the ordinary  course of business and consistent  with past  practice,  but in no event greater than $5,000;

     o    change or amend its articles of organization  or operating  agreement;
          issue any units, or issue or sell any securities  convertible  into or exchangeable for or carrying the right to, or options with respect to, or warrants to  purchase or rights to  subscribe  to, any units or pay any dividends or distributions with respect to any membership or other equity interests;

     o    negotiate an acquisition with any other party;

     o    take any action that would cause any representation or warranty in the merger agreement to be untrue; or

     o    commit or agree to take any of the foregoing actions.

     PocketScript has also agreed to:

     o    grant   access  to  us  so  that  our   representatives   can   review
          PocketScript's business, assets, properties, books and records; and

     o    notify us of certain developments  adversely affecting  PocketScript's business or ability to consummate the merger.

     Stephen Burns,  PocketSript's  chief executive  officer,  has agreed not to compete with us in the United States or Canada for a period of either one or two years after termination of employment, depending upon the circumstances relating to such  termination.  He has also agreed that,  during that period, he will not solicit any of our employees, customers or other clients.

Conditions to Closing

     Conditions to the Obligations of PocketScript and Medix Resources.

     PocketScript's and Medix Resources'  obligations to complete the merger are subject to the  satisfaction  or waiver,  on or before the  closing,  of various conditions, including the following:

     o    no temporary restraining order,  preliminary injunction,  or permanent injunction or other order  preventing the  consummation  of the merger shall have been issued;

     o    no law shall have been enacted  which  prohibits,  restricts or delays the consummation of the merger;

     o    the  parties  and the  escrow  agent  shall have  executed  the escrow agreement contemplated by the merger agreement;

     o    we shall have executed and delivered a registration  rights  agreement providing for the registration of the shares issuable  pursuant to the merger agreement; and

     o    PocketScript,  Medix  Resources  and each of  Stephen  Burns  and Mick
          Kowitz (a key  employee  of  PocketScript)  shall  have  executed  and delivered employment agreements referenced in the merger agreement.

     Conditions to the Obligations of Medix Resources.

     MedixResources' obligation to complete the merger is further subject to the satisfaction  or waiver on or before the  effective  time of various  additional conditions, including the following:

     o    PocketScript's unit holders shall have approved the merger;

     o    PocketScript's   key  employees  shall  have  executed  and  delivered
          employment agreements in form and substance satisfactory to us;

     o    we shall have  completed,  and been satisfied  with, our due diligence review of PocketScript;

     o    on the  closing  date,  the  representations  and  warranties  made by
          PocketScript  and Stephen Burns pursuant to the merger agreement shall be true and  correct  with the same effect as though made on and as of the closing date;

     o    PocketScript  and  Stephen  Burns  shall have  performed  all of their covenants in the merger agreement  required to be performed by them on or before the closing date;

     o    we  shall  have   received  a   satisfactory   opinion   letter   from
          PocketScript's counsel;

     o    PocketScript   shall  have  given  all   notices  and   obtained   all
          governmental  or other third  party  consents,  approvals  and waivers necessary or desirable for the consummation of the merger;

     o    no event, occurrence,  fact, condition,  change, development or effect shall have occurred or been  threatened that has had or resulted in or could be expected to become or result in a material  adverse effect on the business,  assets,  operations,  results,  financial  condition or prospects of PocketScript;

     o    we shall have obtained all necessary approvals,  consents and waivers, made  all  filings  and  received  the  approval  of our  shareholders necessary in order for us to perform our obligations  under the merger agreement;

     o    PocketScript and Way Over the Line, LLC, a limited liability  company,
          shall  have  merged  or  otherwise   combined  or  consolidated  their
          respective businesses, operations and assets;

     o    each of the  PocketScript  unit holders shall have  appointed  Stephen
          Burns as their  representative to act as their  representative for all purposes under the merger agreement;

     o    each  of the  unit  holders  shall  have  executed  and  delivered  an investment letter in form and substance satisfactory to us;

     o    Mick  Kowitz  shall have  executed  and  delivered  a  non-competition agreement satisfactory to us;

     o    unit holders owning at least 95% of  PocketScript's  outstanding units shall  have  voted in  favor  of the  merger  and  waived  any and all dissenters' rights;

     o    we shall have received,  at our own cost and expense, an opinion dated as of the closing date from a firm  selected by us to the effect that, as of  such  date,  the  merger  is fair  to our  shareholders  from a financial  point of view (we have not yet decided whether we will seek such an opinion or waive this requirement;  we are not required by law to  obtain  such  an  opinion,  typically  referred  to as a  fairness letter); and

     o    we shall have  obtained,  at our expense,  certain  audited  financial
          statements  of   PocketScript;   Conditions  to  the   Obligations  of
          PocketScript.

     PocketScript's  obligation to complete the merger is further subject to the satisfaction  or waiver on or before the  effective  time of various  additional conditions, including the following:

     o    on the closing date, the  representations  and  warranties  made by us pursuant to the merger  agreement  shall be true and correct  with the same effect as though made on and as of the closing date;

     o    we shall have  performed all of our covenants in the merger  agreement required to be performed by us on or before the closing date;

     o    we shall have raised not less than $1 million in additional  financing since October 25, 2002;

     o    we shall have made all  filings,  given all notices and  obtained  all
          governmental,   administrative,   regulatory   or  other  third  party
          consents, approvals and waivers necessary to consummate the merger;

     o    we shall have delivered a  satisfactory  opinion from our counsel with respect to the merger agreement; and

     o    no  event  shall  exist  or have  occurred  or come to  exist  or been threatened that, individually or in the aggregate, has had or resulted in or could be  expected  to become or  result in a  material  adverse
          effect  on  the  business,  assets,  operations,   results,  financial
          condition or prospects of Medix Resources.

Termination of the Merger Agreement

     The merger agreement may be terminated before the merger's completion:

     o    by the mutual written  consent of Medix Resources on the one hand, and
          PocketScript and Stephen Burns on the other hand;

     o    on or after April 1, 2003 by either PocketScript and Burns or by Medix
          Resources,  as the case may be,  if the  conditions  set  forth in the merger agreement have not been met by the applicable party;

     o    by us if we determine that the transactions contemplated by the merger agreement have become  inadvisable or  impracticable  by reason of any legal  proceeding which seeks to restrain or prohibit the consummation of the merger or which  questions  the  validity  or  legality  of the transactions contemplated by the merger agreement;

     o    by us, if any law shall have been enacted which impairs the conduct or operation of PocketScript  as presently  conducted and as contemplated to be conducted; or

     o    by  PocketScript  and Stephen  Burns or by us, if the closing price of our common stock on the American Stock Exchange is less than $0.50 per share for five consecutive trading days.

     If any such  termination  results  from the  breach of any  representation, warranty,  covenant or agreement by a party to the merger agreement,  that party will be liable for damages  sustained or incurred by any other party as a result of such breach.

Amendment

      The  parties  may amend the merger  agreement  before  approval by Medix
Resources'  shareholders and PocketScript's unit holders.  The parties may not do so  after  such  approval  if the  amendment  or  waiver  requires  further shareholder  or unit  holder  approval  under  law,  without  first  obtaining approval  from the affected  shareholders  or unit  holders.  Any amendment to the merger agreement must be in writing and signed by the parties.

                    SUMMARY INFORMATION ABOUT MEDIX RESOURCES

     The following  description  summarizes  our current  business and describes
certain  recent   developments   impacting  Medix   Resources.   For  additional
information   regarding   Medix   Resources,   see  "Where  You  Can  Find  More
Information".

     In 2002, we introduced our next  generation of  proprietary,  point-of-care products,  Cymedix(R)III.  This suite of  connectivity  products is based upon a device-neutral  architecture  that leverages  proven  workstation,  handheld and
wireless   technologies.   The  marketing  and   development   of  the  combined
PocketScript-Cymedix(R)suite  of products is our sole business at this time, and a  substantial  portion  of our  net  operating  loss  is due to  marketing  and development  efforts. We are funding such expenses as well as our administrative expenses  through the sale of our securities.  We have no significant  long-term debt financing available to us.

     We acquired the Cymedix business in January of 1998.  Cymedix has developed
Internet-based communications and information management products, which we have begun marketing to medical professionals in selected regional markets. Growth of the medical  information  management  marketplace is being driven by the need to share significant  amounts of clinical and patient information among physicians, their outpatient service providers,  hospitals,  insurance companies and managed care  organizations.  We believe that this market is one of the  fastest-growing sectors in  healthcare  today.  The  Cymedix(R)  connectivity  products  contain elements that can be used to develop secure medical communications products that make use of the Internet.  Using the Cymedix(R)tools,  medical professionals can order,  prescribe and access medical  information from  participating  insurance companies  and managed  care  organizations,  as well as from any  participating outpatient  service  provider,  such as a laboratory  or pharmacy.  Currently we provide our products to physician  users at no charge,  and collect  transaction fees from sponsoring payors whenever our products are used to provide services.

     The products' relational database technologies provide user physicians with a  permanent,  ongoing  record of each  patient's  name,  address,  insurance or managed care affiliation, referral status, medical history and an audit trail of
past   encounters.   Physicians  are  able  to   electronically   check  patient
eligibility,  order  medical  laboratory  procedures,  receive  and  store  test results,  issue new and renewal drug  prescriptions,  make medical referrals and request authorizations.

     Our  principal  executive  office is located at The Graybar  Building,  420
Lexington Ave.,  Suite 1830 New York, NY 10170, and our telephone number at that location is (212) 697-2509. We also have offices in Georgia.

Recent Developments

     In May  2002,  we  announced  the  formal  launch  of  physician  marketing activities in the state of Georgia.  Georgia is our inaugural  regional  market, and  it  provides  an  important  initial  testing  ground  for  physician  user
distribution   and  deployment   methodologies.   The  regional   operation  has
responsibility to secure locally based health plan, pharmacy benefit manager and lab sponsor agreements to complement national account sponsor sales and optimize local market  density.  As of December 31, 2002,  market  restrictions  that are local  to  Georgia  has  led  to new  marketing  and  distribution  initiatives.
Specifically,  assuming  satisfactory  funding,  we plan to implement and test a variety of complementary pathways to expedite distribution and deployment of our technologies  to  physician  communities  in multiple  markets,  including:  (i)
nationally-oriented  brand  building;  (ii) potential  franchising and outsource arrangements; and (iii) licensing and co-branding opportunities.

     We have announced several market  initiatives with large regional physician networks.  In January 2003, we announced  the launch of an  e-prescribing  pilot program with Blue Cross Blue Shield of Massachusetts and PocketScript. The pilot program will include 100 Massachusetts doctors and nurses across the State. Also in  January a  physician  connectivity  program  was  launched  through  which a
Mid-Atlantic  health plan will  provide  its  physicians  with Medix  Resources'
PocketScript  electronic  prescribing  technologies.  This was  followed  by our recent  announcement  with  Tufts  Health  Plan  (Tufts HP) on an  agreement  to
implement  a  substantial  e-prescribing  initiative,   initially  giving  2,000
physicians  access  to  the  PocketScript   e-prescribing   technology   through
BlackBerry Wireless Handhelds (TM) from Research In Motion (RIM).

     During  the  period  from  April 1, 2002  through  December  31,  2002,  we completed private placements of our securities in which we raised $5,481,000. In connection with those private  placements,  we have issued  13,702,500 shares of common  stock and warrants to purchase an equal number of shares of common stock at the exercise price of $0.50 per share.

     At a Board of Directors  meeting held on September  24, 2002,  our previous
President and CEO stepped down and was replaced by Darryl R. Cohen, who is fifty years old. Mr.  Cohen was elected to the Board of  Directors at a Board  meeting held on October 8, 2002. Mr. Cohen directly or indirectly  owns  approximately 1 million  shares of our common  stock and  warrants to purchase  approximately  1 million  additional  shares.  An investor in private and public  companies,  Mr.
Cohen  frequently  works  with the  management  of the  companies  in which he's invested,  assisting  them in the  areas of  marketing  strategy  and  financing efforts.  He is also  co-owner  of a  financial  services  advisory  firm,  Omni
Financial, providing financial restructuring services for individuals. From 1994 to 1998,  Mr.Cohen  was  President of DCNL  Incorporated,  formerly the Sterling
Brush  Company.  DCNL  was a  privately  held  beauty  supply  manufacturer  and distributor  he founded in 1988 and sold to Helen of Troy in 1998.  From 1986 to
1999,  during his tenure as  President of DCNL,  Mr.Cohen was also  co-owner and president  of  Basics  Beauty  Supply  Stores.  He is a member  of the  board of directors of Access Marketing and consults to a major media company in the cable television market.  Mr.Cohen holds a BA in Political Science from the University of California at Berkeley.

     At the September 24, 2002 Board meeting, the previous Chairman of the Board stepped  down and  Patrick W.  Jeffries  was  elected  Chairman  of our Board of
Directors.

     In July 2002, Loyola University Health System, a wholly owned subsidiary of
Loyola University Chicago,  announced the initial findings of a live, field test of our Cymedix(R)laboratory  technology.  Early results indicate that the median laboratory  processing  time was  reduced  from an  average of ten  minutes  per transaction to less than one minute,  validating  expectations  for substantive, long-range  productivity savings. We and Loyola University Medical Center (LUMC)
have worked together to create lab-focused connectivity tools for Loyola Medical
Laboratory's  outreach clients.  Participating  physician  practices utilize the
Cymedix(R)laboratory  technology  to select and  requisition  laboratory  tests;
provide bar-coded  identification  for specimens;  orchestrate  patient specimen packing lists;  electronically  link with LUMC's internal laboratory system; and
report full and partial test results on a real-time, 24 by 7 basis.

     During the nine months ended September 30, 2002, net cash used in operating activities  was  approximately  $3.5  million.  During  that  period,  we raised approximately  $4.8 million from the exercise of options and  warrants,  and the
issuance  of  common  stock,  net  of  offering  expenses,   and  debt.  We  had
approximately $8,000 in cash as of December 31, 2001, with a net working capital deficit of approximately $1,949,000. We have been delinquent, from time to time, in the payment of our current obligations, including payments of withholding and other  tax  obligations.  We  continue  in  discussions  and  negotiations  with
institutional   sources  regarding  debt  and  equity  financings  to  fund  our operations.  There can be no assurance that additional investments or financings will be  available  to us as needed.  Failure to obtain such capital on a timely basis  could  result in lost  business  opportunities,  the sale of the  Cymedix business  or  PocketScript  business  at a  distressed  price  or our  financial failure. See "Risk Factors Regarding the PocketScript Merger."

     We entered into a secured convertible loan agreement with WellPoint,  dated
February  19,  2002,  pursuant to which we borrowed  $1,000,000  from  WellPoint
Health Networks Inc. The loan was secured by the grant of a security interest in
all  of  our  intellectual  property,   including  our  patent,  copyrights  and
trademarks.  On October 7, 2002, the loan,  including all accrued interest,  was converted into 2,405,216 shares of our common stock.  Upon the conversion of the loan, the security interest was terminated.

     We executed an Amended and  Restated  Common  Stock  Purchase  Warrant with
WellPoint  Pharmacy  Management,  dated  February 18, 2002, to  restructure  our obligations to issue warrants to WellPoint. Under that Warrant, we are obligated to issue up to 7,000,000  shares of our common stock at exercise prices of $0.30 per share for 3,000,000  shares,  $0.50 per share for 3,000,000 shares and $1.75
per  share  for  1,000,000  shares,  if  various   performance  related  vesting
requirements  are  satisfied by  WellPoint.  Currently,  WellPoint has satisfied certain of these  requirements.  WellPoint's rights to purchase our shares under the Warrant expire on September 8, 2004. The Warrant grants to WellPoint certain registration  rights to require us to register with the SEC the shares issued to
WellPoint  for resale to the public.  In the  Warrant,  WellPoint  has agreed to restrict  sales to the public of these  shares  during the first year after they have been  issued to  200,000  shares per month and  100,000  shares in any five trading days. The Warrant contains  anti-dilution  provisions providing that the number of shares  that may be  purchased  by  WellPoint  under the Warrant my be adjusted in certain circumstances.

                         INFORMATION ABOUT POCKETSCRIPT

PocketScript's Business

     PocketScript develops software applications for wireless,  handheld devices to improve  physician  efficiency  and  workflow.  Using its  flagship  product,
PocketScript,  physicians can electronically  write and transmit  prescriptions;
receive  formulary  and  drug  interaction  information;  access  education  and compliance services; and connect wirelessly to the Internet.

     PocketScript has created a method of writing electronic  prescriptions with only a few  touches  of the  screen  that  has now been  enhanced  by the use of speech-driven  technology.  The compression  technology enables large packets of information to be sent securely over a wireless connection. For example, in less than one second,  a speech  command can be  compressed  and sent via  high-speed wireless  transmission to an on-site computer server.  There, the speech command is decompressed,  recognized, re-compressed and instantly returned wirelessly to the handheld computer for visual confirmation by the physician.

     By using PocketScript's technology, doctors can obtain patient information,
insurance   coverage   information,   formulary   listings  and  potential  drug
interactions,  and then use the technology to send  prescriptions via secure fax or  encrypted  Internet  transmissions.  Physicians  can access more than 60,000 patient  records and  instantly  select the  specific  information  necessary to generate a prescription for a patient.  Additionally, the compression technology allows  physicians  to write 350  prescriptions  a day  without  recharging  the battery.

     The  PocketScript  wireless  system uses a radio  frequency  signal from an antenna inserted into a Windows CE-based PDA (or Personal Digital  Assistant) to transmit data to a secure server.  The PDA wirelessly  connects to the server to obtain current patient,  insurance and drug information,  enabling physicians to make  informed  decisions  at the point of care.  PocketScript  operates  on the
Microsoft CE or Pocket PC  operating  system and  currently is being  offered on most  commercially  available  Pocket PC PDA's,  including  the  Hewlett-Packard
Jornada and Ipaq Pocket. All of the handheld PDA's will fit into the physician's pocket.

     PocketScript's  technologies  maximize  the  available  battery life at the
point-of-care   for  electronic   prescribing.   PocketScript   employs  128-bit
encryption,  firewalls  and a number of additional  security  measures to ensure
patient  confidentiality.   Most  important,   patient  records  reside  on  the
physician's office server, not on the device itself.

     We believe that the  PocketScript  system provides the following  potential benefits:

     For Physicians

     The PocketScript system:

     o    streamlines  the process of prescribing  medications,  while providing the  physician  access to  information  about  potential  adverse drug interactions,  patient  drug  history  and  formulary  guidelines  for managed care plans;

     o    was  designed  by a  physician  to be  integrated  into  the  doctor's workflow

     o    can access  approximately  60,000 patient  records in a single second, allowing almost instant access to information  necessary to generate a prescription;

     o    sends  prescriptions  via the  Internet  through a 128-bit  encrypted, secure application directly to the pharmacy of the patient's choice;

     o    assures patient  confidentiality since most information resides on the physician's office server and via other safeguards; and

     o    can create a prescription with a few touches of the screen.

     For Pharmacies

     Electronic   prescriptions   are  more  decipherable  than  handwritten  or
telephone   orders,   thus  potentially   reducing   medication  errors  due  to
transcription difficulties. Similarly, electronic prescriptions can decrease the time spent by pharmacy staff  reworking  prescriptions  generated by traditional means.

     For the Pharmaceutical Industry

     Pharmaceutical   companies  can  partner  with   PocketScript   to  deliver
electronic product details directly to the prescribing  physician.  In addition, it will be possible to track physician compliance with managed care formularies, thus reducing the number of off-formulary prescriptions.

PocketScript Selected Financial Data

     We  have  derived  the  summary   historical   financial   information   of
PocketScript set forth below from the PocketScript financial statements that are set forth  elsewhere  in this proxy  statement.  You should read this  financial information  in  conjunction  with  these  financial  statements.  See "INDEX TO
FINANCIAL STATEMENTS".

     PocketScript  was originally  incorporated  as an Ohio  corporation and was reincorporated as a Delaware corporation in 2000. In February 2002, PocketScript filed a voluntary  petition for Chapter 11  reorganization  with the  bankruptcy court. At that time,  PocketScript  filed a motion to sell  substantially all of its  assets  free and  clear of liens  to an  entity  represented  by a group of secured  creditors  and  certain  members of the former  management  team for an amount,  $1,600,000,  which  approximated  the  balances  owed  to  the  secured creditors  plus  certain fees  associated  with the Chapter 11  proceedings.  No competing bids were received and, in March 2002, the bankruptcy court entered an order to sell the assets to an entity established by the secured creditors. That entity was PocketScript,  LLC, the entity which we are acquiring pursuant to the
PocketScript merger agreement.

     In  connection  with  the  bankruptcy  proceedings,  assets  that  were not recovered from off-site  locations  were  written-off in the amount of $564,610, professional  fees  and  other  related  costs of  $470,847  were  incurred  and
unsecured   liabilities  of  $3,460,324  and  secured  liabilities  of  $455,000 belonging  to  creditors  other  than the  secured  creditors  that  established
PocketScript, LLC were discharged.

                        For the Nine Months Ended         For the Year Ended
                              September 30                    December 31
                      ----------------------------    ----------------------------
Statement of                2002            2001           2001           2000
Operations            ------------    ------------    ------------    ------------
Data:                                      (in thousands)

Revenues ..........   $    135,159    $    597,505    $    597,505    $     81,439
Operating expenses:
Selling, general
and administrative
expenses ..........        485,998       3,522,095       3,933,270       6,467,412
Software
development
research and
development costs .         45,925       1,032,214       1,032,214       1,144,895
Total operating
expenses ..........        531,923       4,554,309       4,965,484       7,612,307
Other income
(expense) .........        (38,791)       (206,449)       (206,449)       (358,957)
Reorganization
items:
Discharge of
liabilities .......      3,915,324            --              --              --
Reorganization
expenses ..........       (470,847)           --              --              --
Write-off of ......       (564,610)           --              --              --
assets ............
Total gain from
reorganization ....      2,879,867            --              --              --
items
Net income (loss) .      2,444,312      (4,163,278)     (4,574,428)     (7,889,825)
Dividend on
preferred stock ...           --          (180,000)       (240,000)        (20,000)
Net income (loss)
applicable to
common
stockholders (LLC
members) ..........   $  2,444,312    $ (4,343,278)    $(4,814,428)    $(7,909,825)
Income  (loss)  per
unit ..............   $  24,443.12    $      (0.43)    $     (0.48)    $     (0.79)
Weighted average
shares (units)
outstanding .......     10,000,000      10,000,000      10,000,000             100

Balance Sheet Data:     September 30,   December 31,    December 31,
                            2002            2001           2000
                       -------------  -------------   ---------------

Total assets .......   $    359,135   $  2,097,086    $  2,879,996
Redeemable preferred
stock ..............           --       (8,781,208)     (6,400,658)
Working capital ....        780,816      5,356,242       3,685,296
deficit
Total stockholders'
(members') deficit .      1,814,844     12,040,364       7,375,936

PocketScript  Management's  Discussion and Analysis of PocketScript's Results of
Operations and Financial Condition

     Overview

     PocketScript,  LLC is an information  technology  company  headquartered in
Mason,  Ohio which specializes in the development and management of connectivity solutions for clinical and business transactions within the healthcare industry.
Specifically,  PocketScript has developed  technology that allows  physicians to create prescriptions which are transmitted  wirelessly from the physician at the point of care and routed to pharmacies and pharmacy benefit managers.

     PocketScript, LLC is a successor to PocketScript,  Inc. PocketScript,  Inc.
was  originally  founded in  November  of 1999.  PocketScript,  Inc.  ultimately invested over $13 million in developing and  implementing  its leading  product, also called PocketScript. PocketScript, Inc. aggressively tried to spur adoption of its products in various geographic markets across the country by building its own  sales  force and  installation  team.  While  recognizing  that  widespread adoption  would  require  consistent  sales and support  efforts  and  continued
investment  in the  technology  over a period of years,  PocketScript,  Inc. was dependent on external capital for realization of its business model.

     After the collapse of the capital  markets in 2000 and 2001,  PocketScript,
Inc.  was  ultimately  forced to file for  bankruptcy  in February of 2002.  The assets of PocktScript, Inc. were purchased by an affiliate of PocketScript, LLC.
PocketScript,  LLC was founded by the principal secured creditors and key former management  of the former  PocketScript,  Inc. This purchase was effected at the end of April, 2002.

     Since  the  purchase  of the  PocketScript  assets,  PocketScript,  LLC has operated with greatly reduced personnel and overhead costs. Principal changes in its operations have included:

     Primary  focus on continued  development  of the  technology.  Over half of
     PocketScript,  LLC's  employees are directed  towards the  development  and support of the technology.

     Developing Lower Cost  Installation  Systems.  Between the advent of better wireless  technologies  and  continued  improvements  to  the  PocketScript system,  PocketScript,  LLC has eliminated  many of the hours  necessary to install and support the system, thus reducing personnel costs.

     Aligning Sales Efforts with HealthCare  Payors.  Originally,  PocketScript,
     Inc. did not have any contact with health care payors except  through their agents,  pharmaceutical benefit managers ("PBMs").  Now, PocketScript,  LLC coordinates  its  marketing  and sales  efforts in tandem  with health care
     payors  and  PBMs  on  concentrated  regional  marketing/sales   campaigns.
     PocketScript's goal is for the health care payor to endorse PocketScript as a preferred product and financially support the initial roll out costs.

     Liquidty on Capital Resources

     The  Company's  capital  requirements  in connection  with its  operations, technology  development and marketing  activities have been and will continue to be  significant.  As of September  30, 2002,  the Company had a working  capital deficit of approximately  $780,816.  The Company's  independent certified public accounts  stated in their report on the financial  statements that due to losses from operations and a working capital deficit,  there is substantial doubt about the Company's ability to continue as a going concern.

     PocketScript,  LLC has  continued to be dependent on financial and services support from its key  stakeholders  and has not established  itself as cash flow positive on operations.  Moreover,  management  acknowledges that  PocketScript,
LLC's inability to access certain financial markets has significantly slowed its attempts to establish  PocketScript as the leading  national  technology for the writing and transmission of prescriptions. Accordingly, PocketScript, LLC sought a  partner  that  would  allow it  access  to  capital  markets  and to bring in additional management. As a result of these efforts, it ultimately agreed to the merger with Medix Resources.

     Results of Operations

     Comparison of Twelve Months Ended December 31, 2001 and December 31, 2000

     For the 12 months of 2001, revenue amounted to $598,000 compared to $81,000 in 2000. The increase in revenue is ascribed to certain  transactions with PBM's for the development of the  PocketScript  system and its  implementation  in key markets,  including  with  Tufts  Healthcare.  Some  of  this  revenue  reflects non-recurring transactions.

     Operating  expenses of  $4,965,000  reflect a decrease of  $2,600,000  from
$7,612,000  in 2000.  The decrease in expenses is primarily due to a decrease in
Selling  General   Administrative  of  $2,534,000  reflecting  the  decrease  of
PocketScript's  workforce from  approximately  65 full-time  employees in May of
2001 to approximately 12 by the end of 2001 and a decrease in related expenses.

     Software  and  research  and  development  costs of  $1,032,000  reflect  a decrease of approximately  $113,000 or 10% for the twelve-month  period compared to the prior year.  This  decrease  represents a moderate  decrease in personnel over the same period.

     Net other income and expenses reflect a net expense of $206,000 as compared with a $359,000 net expense  during 2000.  Finance and  interest  expenses  were reduced by almost 50% or $202,000 as a result of PocketScript,  Inc.'s inability to consummate any capital  raising  transactions  from June of 2001 onward until its bankruptcy.

     Net loss from operations decreased approximately $3,163,000 from $4,368,000 for the twelve months ended  December 30, 2001 to $7,531,000  for the year ended
December 31, 2000, due to all of the reasons discussed above.

     Comparison  of The Nine Months Ended  September  30, 2002 and September 30,
2001.

     Total revenues for the nine months ended  September 30, 2002, were $135,000 compared  with $598,000 for the nine months ended  September 30, 2001.  Revenues decreased  due to  the  bankruptcy  of  PocketScript,  Inc.  and  transition  to
PocketScript, LLC.

     Direct  costs  decreased  more than $4  million  from $4.6  million to $0.5 million.  The decrease reflects the company's reduction in sales,  marketing and business  development  costs  due  to  the  PocketScript,  Inc.  bankruptcy  and subsequent  changes to operations to reduce  operating costs as discussed above.
Other  income/expense  reflected  a decrease in net  expenses  of  approximately
$167,500.  PocketScript recognized a net gain from its bankruptcy reorganization in the amount of $2.9 million,  which was a one time gain and is not  indicative of future operating  results,  resulting in net income for the nine months ended
September 30, 2002 of $2.4 million.

Information About PocketScript's Units

     PocketScript is organized as an Ohio limited liability company.  The equity in PocketScript is represented by units, rather than by shares of capital stock.

     PocketScript is a private company.  Its 100 outstanding units are presently held by 48 investors.  Such units are not publicly traded and there is no market for such units.  PocketScript  has not made any  distributions in respect of its units.

     The following table sets forth,  for each holder of units who  beneficially owned  more  than 5 units as of  December  31,  2002,  and for each  manager  of
PocketScript, the number and percentage of shares of common stock that they will beneficially own by virtue of the merger agreement,  assuming that we ultimately issue a total of  16,000,000  shares  of common  stock  pursuant  to the  merger agreement.

                                          Shares of         Percentage
                          Units          Medix Common      Ownership of
       Name           Beneficially       Stock to be      Medix Resources
                        Owned (1)         Issued (2)            (3)
--------------------  ---------------  -----------------  ------------------

Steve Burns ........       25.054          4,023,280           3.19%
Lawrence B. Waldman        13.052          2,151,360           1.70%
David Wolf .........       12.201          1,920,840           1.52%
Mick Kowitz ........       10.341          1,651,360           1.31%
John Kane ..........        5.702            869,720           0.69%

     (1)  The members of PocketScript are anticipated to approve an amendment to its  Operating  Agreement  prior to the  effective  date of the merger which will provide for the following modified percentage distributions for shares  (if any)  received  upon  satisfaction  of any  Qualifying
          Event:  Stephen Burns - 25.42%;  Lawrence B. Waldman - 14.634%;  David
          Wolf - 11.400%; Mick Kowitz - 10.243%; and John Kane - 4.637%.

     (2)  Assumes a total of 12,000,000 shares are issued as part of the initial merger  consideration  and an additional  4,000,000  shares are issued pursuant to satisfaction of Qualifying Events.

     (3)  As of  December  31,  2002,  there  were  77,320,815  shares  of Medix
          Resources common shares  outstanding for purposes of this calculation.
          Such amount assumes  conversion of all outstanding  preferred  shares, but does not assume exercise of outstanding stock options or warrants.
          As of December  31, 2002,  33,017,353  shares of our common stock were issuable  upon the  exercise  of all  outstanding  stock  options  and warrants.

     The  approval  by holders of a majority  of the  outstanding  shares of our common stock is required to approve the merger  agreement  and the  transactions contemplated thereby. Your board of directors recommends a vote FOR the approval of the proposal to authorize such issuance,  which is designated as Proposal One on the enclosed proxy card.

                                  PROPOSAL TWO

      AMENDMENT OF OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF
    AUTHORIZED SHARES OF COMMON STOCK FROM 125,000,000 SHARES TO 185,000,000
                                     SHARES

General

     Our Board of  Directors  has  declared  advisable an amendment to the Medix
Resources  articles  of  incorporation  to  increase  the  aggregate  number  of authorized shares of common stock from 125,000,000  shares to 185,000,000 shares
(the  "Amendment")  and has  directed  that the  Amendment  be  submitted to the stockholders at the special  meeting.  The articles of  incorporation  presently authorize  the  issuance of  125,000,000  shares of common  stock and  2,500,000 shares of  preferred  stock.  No change is proposed in the number of  authorized shares of preferred stock.

Proposed Amendment

     If the  Amendment is  approved,  the text of Section 1 of Article IV of our articles of incorporation would read in its entirety as follows:

     "Section 1.  Classes and Shares  Authorized.  The total number of shares of
     Common  Stock that the  Corporation  shall have  authority  to issue is One
     Hundred Seventy-Five  Million  (185,000,000) shares of Common Stock, $0.001 par value per share. The total number of shares of Preferred Stock that the
     Corporation  shall have  authority  to issue is Two  Million  Five  Hundred
     Thousand (2,500,000) shares of Preferred Stock, $1.00 par value per share."

General Effect of the Proposed Amendment and Reasons for Approval

     Of our 125,000,000  authorized  shares of common stock,  77,160,815  shares were issued and  outstanding  as of December 31, 2002. At that date, we had also reserved for issuance a total of  33,177,353  additional  shares of common stock for issuance as follows:

     o    10,272,750  shares  are  issuable  upon the  exercise  of  vested  and unvested stock options;

     o    22,720,978  shares  are  issuable  upon the  exercise  of  outstanding warrants; and

     o    160,000 shares are issuable upon  conversion of outstanding  shares of preferred stock.

     In addition, we are currently proposing to adopt a new Stock Incentive Plan which, if approved by our stockholders, will require us to reserve an additional
10,000,000 shares of common stock.  Furthermore,  under the PocketScript  merger agreement,  upon consummation of the PocketScript merger we will be obligated to issue  12,000,000  shares of common stock,  subject to certain  adjustments.  If certain  Qualifying  Events  described  elsewhere in this proxy  statement occur within the time periods specified in the merger agreement,  we will be obligated to issue up to $4,000,000  dollars worth of additional common shares,  valued at the average  market  price  during a period  occurring  after the closing of the
PocketScript  merger. Thus, as of the date hereof and as of the closing, we will not know how many  shares  we will be  required  to issue  with  respect  to the
Qualifying Events.

     In addition to satisfying our current  commitments as described  above,  we will be required to raise  additional  capital to finance our  operations and to finance the  development of our software  products.  The purpose of the proposed
Amendment includes providing us with greater flexibility in financing these cash requirements, by providing us with adequate authorized common stock to commit in future  financings.  Your Board of Directors has determined that we soon will be restricted in its financing  options due to the limited amount of authorized but unissued  shares of common stock provided for in our articles of  incorporation.
We currently funding operations principally by issuing common stock and warrants from time to time in private  transactions  at a discount to market.  Failure to authorize  this  amendment  could limit our ability to raise capital to fund its operations.  We believe that we will require at least  12,500,000  common shares for such private placements during 2003.

     We are  proposing  to  increase  that  number  of  authorized  shares  from
125,000,000 shares to 185,000,000 shares. We believe that we will need a portion
of  such  increase  in  order  to  have  shares   available  to  consummate  the
PocketScript  merger. If our shareholders approve the PocketScript merger but do not approve the proposed  increase in the authorized  shares of common stock, it may become  necessary for us to restructure the PocketScript  merger,  which may require further approval of our shareholders,  resulting in delay and additional
expense  for  Medix  Resources.   Accordingly,   shareholders  who  approve  the
PocketScript merger are urged to also vote in favor of the proposed amendment to our articles of incorporation.

     On February 7, 2003,  the last  trading date prior to the day on which your board approved the Amendment (subject to shareholder approval), the closing sale price of the common stock on the American Stock Exchange was $0.69 per share.

     Adoption  of the  Amendment  would  enable  your board from time to time to issue additional shares of common stock for such purposes and such consideration as the Board may approve without further approval of our stockholders, except as may be required by law or the rules of the American Stock  Exchange.  As is true for shares  presently  authorized but unissued,  common stock  authorized by the
Amendment may, among other things,  have a dilutive effect on earnings per share and on the equity and voting power of existing holders of common stock.

     Our  shareholders  will have no appraisal  rights  under  Colorado law with respect to the  Amendment  or any equity  financing  that  Medix  Resources  may undertake  after  its  adoption.  In  addition,  shareholders  do not  have  any preemptive  rights to  participate in any future  issuance of common stock,  and therefore will suffer dilution of ownership upon such issuance.  The issuance of additional  shares could also have the effect of diluting the earnings per share
and  book  value  of  existing   shares  of  our  common  stock.   Although  the
authorization  of the  additional  shares is not  intended  as an  anti-takeover device,  the  additional  shares could be used to dilute the stock  ownership of persons  seeking to gain control of the Company,  which could preclude  existing shareholders from taking advantage of such a situation.

Vote Required

     The  proposed  Amendment to our  articles of  incorporation  will be deemed approved  by our  shareholders  if the  number of votes  cast for such  proposal exceeds the number of votes cast against such  proposal,  assuming that a quorum is present.  Your board of  directors  recommends a vote FOR the approval of the proposed  Amendment,  which is designated as Proposal Two on the enclosed  proxy card.

                                 PROPOSAL THREE

                    REINCORPORATION IN THE STATE OF DELAWARE

General

     Your board has  recommended,  and at the special  meeting the  shareholders
will  be  asked  to  authorize,   the  change  of  Medix   Resources'  state  of
incorporation from Colorado to Delaware. This transaction will not result in any change in the business,  management,  assets,  liabilities or net worth of Medix
Resources.  Reincorporation  in  Delaware  will  allow us to take  advantage  of certain  provisions of the corporate laws of Delaware.  The purposes and effects of the proposed change are summarized below.

     In order to effect our reincorporation in Delaware, Medix Resources will be merged into a newly formed, wholly-owned subsidiary incorporated in Delaware. To distinguish between this merger and the PocketScript's  merger, we refer to this merger  as the  reincorporation  merger  and the  agreement  and plan of  merger governing the  reincorporation as the  reincorporation  agreement.  Prior to the reincorporation  merger,  the Delaware  subsidiary  will not have engaged in any activities except in connection with the proposed  reincorporation  transaction.
The mailing address of the Delaware subsidiary's principal executive offices and its  telephone  number  are the same as Medix  Resources'  mailing  address  and
telephone  number.  As  part  of  its  approval  and   recommendations   of  our
reincorporation  in Delaware,  your board has  approved,  and  recommends to the shareholders  for their  adoption  and  approval,  a  reincorporation  agreement pursuant to which  Medix  Resources  will be merged  with and into the  Delaware subsidiary.  The full texts of the reincorporation agreement and the certificate of incorporation and by-laws of the successor  Delaware  corporation under which our business would be conducted after the  reincorporation  merger are set forth in this  proxy  statement  as Annex C,  Annex D and Annex E,  respectively.  The discussion  contained  in this proxy  statement  is qualified in its entirety by reference to such Annexes.  The provisions of the  Certificate of  Incorporation
will  be   substantially   identical  to  those  of  our  current   articles  of
incorporation, as amended, except that the Certificate of Incorporation will (i)
be governed by Delaware law, and (ii) include  additional  provisions  regarding the indemnification of directors, officers and other agents.

     In the  following  discussion  of the  proposed  reincorporation,  the term
"Medix-COL"  refers to Medix  Resources  as  currently  organized  as a Colorado corporation;  the  term  "Medix-DEL"  refers  to the new  wholly-owned  Delaware subsidiary  of  Medix-COL  that  will be the  surviving  corporation  after  the completion of the  reincorporation  transaction;  and the term "Medix Resources"
includes either or both, as the context may require, without regard to the state of incorporation.

     Upon  shareholder  approval  of  the  proposed  reincorporation,  and  upon acceptance for filing of appropriate  certificates of merger by the Secretary of
State of Delaware  and the  Secretary of State of  Colorado,  Medix-COL  will be merged  with and  into  Medix-DEL  pursuant  to the  reincorporation  agreement, resulting  in a  change  in  Medix  Resources'  state  of  incorporation.  Medix
Resources will then be subject to the Delaware  General  Corporation Law and the
Certificate  of  Incorporation  and  Bylaws  set  forth in Annex D and  Annex E, respectively.  Upon the effective time of the reincorporation,  each outstanding share of each class of stock of Medix-COL  automatically  will be converted into one share of the corresponding class of stock of Medix-DEL.  Outstanding options and warrants to purchase  shares of common stock of Medix-COL  will be converted into  options and warrants to purchase the same number of shares of common stock of Medix-DEL.

IT WILL NOT BE NECESSARY FOR OUR  SHAREHOLDERS  TO EXCHANGE THEIR EXISTING STOCK
CERTIFICATES FOR CERTIFICATES OF MEDIX-DEL.  OUTSTANDING  STOCK  CERTIFICATES OF
MEDIX-COL SHOULD NOT BE DESTROYED OR SENT TO MEDIX RESOURCES.

Principal Reasons for Changing Our State of Incorporation

     Your board of directors  believes  that the proposed  reincorporation  will provide flexibility for both the management and business of the Company.

     Delaware  is a  favorable  legal  and  regulatory  environment  in which to operate.  For  many  years,  Delaware  has  followed  a  policy  of  encouraging incorporation  in that state and, in  furtherance  of that  policy,  has adopted comprehensive, modern and flexible corporate laws which are periodically updated
and  revised  to  meet  changing  business  needs.  As  a  result,   many  major
corporations   have  initially  chosen  Delaware  for  their  domicile  or  have subsequently  reincorporated  in Delaware.  The Delaware  courts have  developed considerable  expertise in dealing with corporate issues, and a substantial body of case  law has  developed  construing  Delaware  law and  establishing  public policies  with  respect to  Delaware  corporations,  thereby  providing  greater predictability  with  respect to corporate  legal  affairs.  In  addition,  many investors and securities  professionals  are more familiar and comfortable  with
Delaware   corporations  than  corporations   governed  by  the  laws  of  other
jurisdictions,  even  where  the  laws  are  similar.  This  latter  factor  was considered  especially  important to your board, since it is anticipated that it will be  necessary  for Medix  Resources  to  continue to access the private and public capital markets in order for management to execute its business plans.

Comparison  of the Rights of Holders of  Medix-COL  Common  Stock and  Medix-DEL
Common Stock

     Medix-COL is a Colorado corporation;  the Colorado Business Corporation Act and the articles of  incorporation  and Bylaws of Medix-COL govern the rights of its  shareholders.  Medix-DEL  is a  Delaware  corporation;  the  rights  of its shareholders  are  governed  by the  Delaware  General  Corporation  Law and the
Certificate of Incorporation and Bylaws of Medix-DEL.

     The  corporation  laws of Colorado  and Delaware  differ in many  respects.
Although we have not described all of the  differences in this proxy  statement, we have described below certain  provisions  which could  materially  impact the rights of shareholders of Medix-COL as compared to the rights of shareholders in
Medix-DEL.

     Removal of Directors

     Directors  may generally be removed with or without cause under the laws of both Colorado and Delaware,  with the approval of a majority of the  outstanding shares entitled to vote in an election of directors. However, no director may be removed if the number of votes cast against such removal  would be sufficient to elect the director.

     Colorado

     A director of a  corporation  that does not have a staggered or  classified board of directors  or  cumulative  voting may be removed with or without  cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors.  In the case of a Colorado  corporation having cumulative voting,  if less than the entire  board is to be removed,  a director may not be removed  without  cause if the number of shares voted against such removal would be sufficient to elect the director  under  cumulative  voting.  The articles of incorporation  of  Medix-COL  provide for a  staggered  or  classified  board of directors if the Board  consists of six or more persons,  but do not provide for cumulative voting.

     Delaware

     A director of a  corporation  that does not have a staggered or  classified board of directors  or  cumulative  voting may be removed with or without  cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors.  In the case of a Delaware  corporation having cumulative voting,  if less than the entire  board is to be removed,  a director may not be removed  without  cause if the number of shares voted against such removal would be sufficient to elect the director  under  cumulative  voting.  A director of a corporation  with a staggered or  classified  board of directors  may be removed only for cause, unless the certificate of incorporation  otherwise provides. The
Certificate of Incorporation of Medix-DEL provides for a staggered or classified
board  of  directors,   but  not  for  cumulative  voting.  The  Certificate  of
Incorporation  of Medix-DEL  provides that the staggered  board  provisions will apply regardless of the size of the Board.

     Staggered or Classified Board of Directors

     A  classified  or  staggered  (the  term  used  in  the  Colorado  Business
Corporations  Act) board is one on which a certain  number,  but not all, of the directors  are  elected on a rotating  basis each year.  This method of electing directors  makes  changes  in the  composition  of the board of  directors  more difficult,  and thus makes a  potential  change in control  of a  corporation  a lengthier and more difficult process.

     Colorado

     The Medix-COL  articles of incorporation  provides for a staggered board if the  Board  consists  of six or more  persons,  dividing  the Board  into  three classes.  Colorado  law  permits,  but does not  require,  a staggered  board of directors,  pursuant to which the directors can be divided into as many as three classes  with  staggered  terms of  office,  with  only one  class of  directors standing for election each year.

     Delaware

     Delaware law permits, but does not require, a staggered board of directors, pursuant to which the  directors  can be divided  into as many as three  classes with staggered  terms of office,  with only one class of directors  standing for election each year. The Medix-DEL  Certificate of  Incorporation  provides for a staggered board,  dividing the board into three classes if the Board consists of six or more persons.

     Indemnification  and  Limitation  of Liability of  Directors,  Officers and
Other Agents

     Delaware and Colorado  have similar laws  respecting  indemnification  by a corporation of its officers, directors,  employees and other agents. The laws of both states  also  permit,  with  certain  exceptions,  a  corporation  to adopt provisions in its articles or certificate of incorporation,  as the case may be, eliminating the liability of a director to the  corporation or its  shareholders for  monetary  damages for breach of the  director's  fiduciary  duty in certain cases.  There are nonetheless  certain  differences  between the laws of the two states  respecting  indemnification  and  limitation  of liability of directors, officers, employees and other agents.

     Colorado

     The articles of  incorporation  of  Medix-COL  eliminate  the  liability of directors to the  corporation,  subject to  exceptions  that  generally  reflect statutory  exceptions.  Colorado  law  does  not  permit  the  elimination  of a director's  monetary liability where such liability is based on: (a) a breach of the director's duty of loyalty to the corporation or its shareholders,  (b) acts or omissions not in good faith, (c) acts or omissions which involve  intentional
misconduct  or  knowing  violations  of  law,  (d)  unlawful   distributions  to
shareholders  or (e)  any  transaction  from  which  the  director  directly  or indirectly derived an improper personal benefit.

     Colorado  law  generally  permits  indemnification  of director  liability, including expenses actually and reasonably incurred in the defense or settlement of a derivative or third-party  action,  provided there is a determination  by a majority vote of a disinterested  quorum of the directors,  by independent legal counsel or by a majority  vote of a quorum of the  shareholders  that the person seeking  indemnification  acted in good faith and,  in the case of conduct in an official  capacity,  in a manner he or she  reasonably  believed was in the best interests of the  corporation  or a benefit  plan (if acting in a capacity  with respect  to  such  a  plan).  In  other  cases,  the  director  is  entitled  to indemnification  if  his  or  her  conduct  was  at  least  not  opposed  to the corporation's best interests. In a criminal proceeding, the director is entitled to  indemnification  if he or she had no reasonable cause to believe the conduct was unlawful.

     Without court approval,  however,  no  indemnification  is available in any action by or on behalf of the Corporation  (i.e., a derivative  action) in which such person is adjudged  liable to the  corporation  or in any other  proceeding where the  director is adjudged  liable on the basis that he or she  received an improper personal  benefit.  Colorado law requires  indemnification  of director expenses when the individual  being  indemnified has  successfully  defended any action, claim, issue, or matter therein, on the merits or otherwise.

     A director  may also apply for and obtain  indemnification  as ordered by a court  under  circumstances  where the court  deems the  director is entitled to mandatory  indemnification  under Colorado law or when,  under all the facts and circumstances,  it deems it fair and  reasonable to award  indemnification  even though the director has not strictly met the statutory standards.  An officer is also entitled to apply for and receive court awarded indemnification to the same extent as a director.

     A corporation cannot indemnify its directors by any means (other than under a third party  insurance  contract) if to do so would be  inconsistent  with the limitations on indemnification  set forth in the Colorado Business  Corporations
Act.

     A Colorado corporation may indemnify officers,  employees,  fiduciaries and agents to the same extent as  directors,  and may  indemnify  those persons to a greater  extent  than is  available  to  directors  if to do so does not violate public policy and is provided for in a by-law,  a general or specific  action of the board of directors or shareholders or in a contract.

     The Bylaws of Medix-COL  provide that  Medix-COL  will indemnify any person who was or is made or is threatened to be made a party or is otherwise  involved in any action, suit or proceeding,  whether civil,  criminal,  administrative or investigative (a "Proceeding"), by reason of the fact that such person is or was a director, officer, employee, fiduciary or agent of Medix-COL or, while serving in such  capacity,  is or was also  serving  at the  request of  Medix-COL  as a director,  officer,  partner, trustee,  employee,  fiduciary or agent of another entity or employee  benefit  plan,  against all  liability and loss suffered and expenses,  including  attorneys' fees,  reasonably  incurred by such person.  An indemnified  person will be indemnified  against  reasonably  incurred expenses, judgments,  penalties, fines and settlement amounts if the indemnified person is determined to have conducted  themselves in good faith and  reasonably  believed that:

     o    in the case of conduct in the indemnified  person's  official capacity with Medix-COL, that the conduct was in Medix-COL's best interests,

     o    in all other cases, except for criminal conduct,  that the conduct was not opposed to Medix-COL's best interests, or

     o    in the case of a criminal proceeding,  that the indemnified person had no reasonable cause to believe that the conduct was unlawful.

Medix-COL  will not  indemnify a person with  respect to any claim to the extent that the claim is brought by  Medix-COL  and in which the person was held liable to  Medix-COL  for  deriving an  improper  personal  benefit.  In  addition,  in proceedings brought by or in Medix-COL's name,  indemnification  will be limited to reasonable expenses incurred in connection with the proceeding.

     Delaware

     The Certificate of Incorporation of Medix-DEL also eliminates the liability of directors to the  corporation or its  stockholders  for monetary  damages for breach of fiduciary duty as a director to the fullest extent  permissible  under
Delaware  law,  as such law  exists  currently  or as it may be  amended  in the future.  Under  Delaware law, such provision may not eliminate or limit director monetary  liability for: (a) breaches of the  director's  duty of loyalty to the corporation  or its  stockholders;  (b) acts or  omissions  not in good faith or involving  intentional  misconduct or knowing violations of law; (c) the payment of unlawful  dividends or unlawful  stock  repurchases  or  redemptions;  or (d)
transactions in which the director received an improper  personal benefit.  Such limitation of liability provisions also may not limit a director's liability for violation of or otherwise  relieve its directors from the necessity of complying
with  federal  or  state   securities   laws,  or  affect  the  availability  of
non-monetary remedies such as injunctive relief or rescission.

     Delaware law  generally  permits  indemnification  of  expenses,  including attorney's fees,  actually and reasonably  incurred in the defense or settlement of a derivative or third-party  action,  provided there is a determination  by a majority vote of a disinterested  quorum of the directors,  by independent legal counsel or by a majority  vote of a quorum of the  stockholders  that the person seeking  indemnification acted in good faith and in a manner reasonably believed to be in, or not  opposed to, the best  interests  of the  corporation.  Without court  approval,  however,  no  indemnification  may be made in  respect  of any derivative  action in which such person is  adjudged  liable for  negligence  or misconduct in the performance of his or her duty to the corporation.

     Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. In contrast to Colorado law, Delaware law does not require authorizing  provisions in the certificate of incorporation and
does  not  contain   express   prohibitions   on   indemnification   in  certain
circumstances. A court may impose limitations on indemnification, however, based on principles of public policy.

     Delaware law provides  that the  indemnification  provided by statute shall not be deemed exclusive of any other rights under any by-law, agreement, vote of stockholders or disinterested directors or otherwise.

     The Certificate of Incorporation of Medix-DEL  provides that Medix-DEL will indemnify  any person who was or is made or is  threatened to be made a party or is otherwise involved in any Proceeding,  by reason of the fact that such person is or was a director,  officer,  employee,  fiduciary or agent of Medix-DEL  or, while  serving  in such  capacity,  is or was also  serving  at the  request  of
Medix-DEL as a director, officer, partner, trustee, employee, fiduciary or agent of another  entity or employee  benefit  plan,  against all  liability  and loss suffered and expenses,  including  attorneys' fees,  reasonably incurred by such person. An indemnified person will be indemnified  against  reasonably  incurred expenses, judgments,  penalties, fines and settlement amounts if the indemnified person is determined to have  conducted  themselves in good faith and reasonably believed that:

     o    in the case of conduct in the indemnified  person's  official capacity with Medix-DEL, that the conduct was in Medix-DEL's best interests,

     o    in all other cases, except for criminal conduct,  that the conduct was not opposed to Medix-DEL's best interests, or

     o    in the case of a criminal proceeding,  that the indemnified person had no reasonable cause to believe that the conduct was unlawful.

     Medix-DEL  will not  indemnify  a person  with  respect to any claim to the extent that the claim is brought by  Medix-DEL  and in which the person was held liable to Medix-DEL for deriving an improper personal benefit.  In addition,  in proceedings brought by or in Medix-DEL's name,  indemnification  will be limited to reasonable expenses incurred in connection with the proceeding.

     Both Colorado and Delaware law require  indemnification  when a director or officer has successfully defended an action on the merits or otherwise.

     Expenses  incurred by an officer or director in  defending an action may be paid in advance  under  Colorado  and  Delaware  law if the  director or officer undertakes to repay the advances if it is ultimately  determined  that he or she is not entitled to indemnification. Certain commentators have suggested that the provision in the  Sarbanes-Oxley  Act of 2002 prohibiting loans to directors and executive  officers may  prohibit  such  advances to  directors  and officers of public corporations, although this issue has not yet been resolved.

     The laws of both Colorado and Delaware  authorize a corporation's  purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation  would have the power to indemnify against the liability covered by the policy.

     Inspection of Shareholder List

      Both  Delaware  and Colorado  law allow any  shareholder  to inspect the shareholder list for a purpose  reasonably  related to such person's interests as a shareholder.

      Consideration for Issuance of Shares

     Colorado

     Shares may be issued for consideration consisting of tangible or intangible property  or benefit  to the  corporation,  including  cash,  promissory  notes, services  performed and other securities of the  corporation.  In the absence of fraud in the transaction,  the determination of the board is conclusive  insofar as the  adequacy  of  consideration  relates to whether  the shares are  validly issued, fully paid, and nonassessable.

     Shares may not be issued for consideration  consisting of a promissory note of the  subscriber  or an  affiliate  of  the  subscriber  unless  the  note  is negotiable  and is secured by collateral,  other than the shares,  having a fair market value at least equal to the principal  amount of the note.  The note must reflect  a  promise  to  pay  independent  of the  collateral  and  cannot  be a
"nonrecourse" note.

     Shares with a par value may be issued for consideration  less than such par value.

     Delaware

     Shares may be issued for consideration consisting of tangible or intangible property  or benefit  to the  corporation,  including  cash,  promissory  notes, services performed and other securities of the corporation.

     In the absence of "actual  fraud" in the  transaction,  the judgment of the board as to the value of the consideration is conclusive.

     No  provisions  restrict the ability of the board to authorize the issuance of  stock  for a  promissory  note  of  any  type,  including  an  unsecured  or nonrecourse note or a note secured only by the shares.

     Shares with par value cannot be issued for consideration  with a value that is less than the par  value.  Shares  without  par  value can be issued  for any consideration determined to be valid by the board.

     Dividends and Repurchases of Shares

     Colorado

     Colorado law dispenses  with the concepts of par value of shares as well as statutory  definitions of capital,  surplus and the like. Colorado law permits a corporation  to  declare  and  pay  cash or  in-kind  property  dividends  or to repurchase  shares  unless,  after  giving  effect to the  transaction:  (a) the corporation  would not be able to pay its debts as they  become due in the usual course of business; or (b) the corporation's total assets would be less than the sum of its total  liabilities plus (unless the articles of incorporation  permit otherwise)  the  amount  that  would be needed,  if the  corporation  were to be dissolved at the time of the  distribution,  to satisfy the preferential  rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

     Delaware

     The concepts of par value,  capital and surplus are retained under Delaware law.  Delaware law permits a  corporation  to declare and pay  dividends  out of surplus  or, if there is no  surplus,  out of net profits for the fiscal year in which the dividend is declared  and/or for the preceding  fiscal year as long as the amount of capital of the  corporation  following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding  stock of all classes having a preference upon the distribution  of assets.  In addition,  Delaware law  generally  provides that a corporation  may  redeem or  repurchase  its shares  only if the  capital of the corporation is not impaired and such  redemption or repurchase  would not impair the capital of the corporation.

     Amendments to the Charter

     Both Colorado law and Delaware law generally provide that amendments to the charter -- the  articles of  incorporation  for  Colorado  corporations  and the certificate of incorporation  for Delaware  corporations -- require the approval of the board of directors and the shareholders.

     Colorado

     Under   Colorado  law,  an  amendment  to  a   corporation's   articles  of
incorporation will be deemed approved by its shareholders if the number of votes cast for such proposal  exceeds the number of votes cast against such  proposal, assuming  that a  quorum  is  present.  Since  Medix-COL  has a  33-1/3%  quorum requirement,  conceivably  holders of as few as 17% of the corporation's  shares could approve an amendment to the Medix-COL articles of incorporation.

     Delaware

     Under  Delaware  law,  an  amendment  to  a  corporation's  certificate  of incorporation  generally  will require the approval of the holders of a majority of the outstanding voting shares. Shares which are not voted thus would have the same effect as a "no vote".

     Shareholder Voting on Mergers and Certain Other Transactions

     Both  Delaware  and Colorado law  generally  require that holders  owning a majority  of the  shares  of both  acquiring  and  target  corporations  approve statutory mergers.

     Colorado

     Colorado  law  does  not  require  a  shareholder  vote  of  the  surviving corporation  in a merger  (unless  the  corporation  provides  otherwise  in its articles  of  incorporation)  if (a) the  merger  agreement  does not  amend the existing  articles of  incorporation,  with certain limited  exceptions (b) each
shareholder  of  the  surviving   corporation   whose  shares  were  outstanding
immediately  before  the  merger  will  hold the same  number  of  shares,  with identical designations, preferences, limitations and relative rights immediately after the merger, and (c) the number of shares outstanding immediately after the merger,  plus the number of shares  issued as a result of the  merger,  will not exceed more than twenty per cent (20%) of the total  number of voting  shares of the surviving corporation outstanding immediately before the merger.

     Unless one of these  exceptions are  available,  Colorado law requires that holders of a majority of the  outstanding  voting  shares of both  acquiring and
target   corporations   approve  statutory  mergers,   unless  the  articles  of
incorporation,  bylaws  adopted by the  shareholders,  or the board of directors require a supermajority  (greater than a simple majority) voting  requirement in connection with mergers.

     The articles of incorporation of Medix-COL  provide that if Medix-COL sells all or  substantially  all of its assets to,  merges or  consolidates  with,  or exchanges  all of  its  shares  with,  an  unaffiliated  third-party  that  is a benefical  owner of more than 10% of Medix-COL's  outstanding  shares of capital stock,  the holders of at least  two-thirds of Medix-COL's  outstanding  capital stock  would need to  approve  the  transaction,  unless  the  transaction  were approved by a majority of Medix-COL's  directors who were (a) directors prior to the transaction in which the unaffiliated  third-party  became a benefical owner of more  than 10% of  Medix-COL's  outstanding  shares of  capital  stock or (b)
elected by a majority of  Medix-COL's  directors  who were in office at the time that the unaffiliated  third-party  became a benefical owner of more than 10% of
Medix-COL's outstanding shares of capital stock.

     Delaware

     Delaware law contains a similar  exception to its voting  requirements  for reorganizations  where shareholders of the corporation  immediately prior to the reorganization  will own immediately after the reorganization  equity securities constituting  more than 80  percent  of the  voting  power of the  surviving  or acquiring corporation or its parent entity.

     Both  Delaware  law and  Colorado  law also  require  that a sale of all or substantially all of the assets of a corporation  otherwise than in the ordinary course of business be approved by a majority of the outstanding voting shares of the corporation transferring such assets.

     The  certificate of  incorporation  of Medix-DEL  provide that if Medix-DEL sells all or substantially all of its assets to, merges or consolidates with, or exchanges  all of  its  shares  with,  an  unaffiliated  third-party  that  is a benefical  owner of more than 10% of Medix-DEL's  outstanding  shares of capital stock,  the holders of at least  two-thirds of Medix-DEL's  outstanding  capital stock would need to approve the  transaction.  Medix-DEL  did not include in its certificate  of  incorporation  a  provision  comparable  to  the  provision  in
Medix-COL's articles of incorporation  permitting approval of such a transaction by the holders of a majority of the  outstanding  capital stock if a majority of directors who were so-called "continuing directors" (that is, directors prior to the transaction in which the unaffiliated  third-party  became a benefical owner of more than 10% of Medix-DEL's outstanding shares of capital stock or directors elected by a majority of  Medix-DEL's  directors  who were in office at the time that the unaffiliated  third-party  became a benefical owner of more than 10% of
Medix-DEL's  outstanding  shares of  capital  stock)  approved  the  transaction because of case law in Delaware  with respect to the lack of  enforceability  of continuing director provisions in a related context. Instead, the certificate of incorporation of Medix-DEL permits approval of such a transaction by the holders of a majority of the outstanding capital stock if a majority of the entire board approves the transaction.

     Shareholder Approval of Certain Business Combinations under Delaware Law

     In recent years,  a number of states have adopted  special laws designed to make certain kinds of "unfriendly"  corporate  takeovers,  or other transactions involving a corporation  and one or more of its significant  shareholders,  more difficult.  Under Section 203 of the Delaware General  Corporations Law, certain
"business combinations" with "interested  stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.

     Section 203 prohibits a Delaware  corporation  from engaging in a "business combination" with an "interested stockholder" for three years following the date that such  person or entity  becomes an  interested  stockholder.  With  certain exceptions,  an interested  stockholder is a person or entity who or which owns, individually or with or through  certain other persons or entities,  15% or more of the corporation's  outstanding  voting stock (including any rights to acquire stock pursuant to an option, warrant,  agreement,  arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation  and was the owner,  individually  or with or through  certain other persons or entities,  of 15% or more of such voting stock at any time within the previous three years, or is an affiliate or associate of any of the foregoing.

     For  purposes of Section 203, the term  "business  combination"  is defined broadly to include mergers with or caused by the interested  stockholder;  sales or other dispositions to the interested stockholder (except proportionately with the corporation's  other  stockholders) of assets of the corporation or a direct or indirect  majority-owned  subsidiary  equal in aggregate  market value to ten percent  or more of the  aggregate  market  value of  either  the  corporation's consolidated assets or all of its outstanding stock; the issuance or transfer by the  corporation or a direct or indirect  majority-owned  subsidiary of stock of the  corporation or such  subsidiary to the interested  stockholder  (except for certain  transfers in a  conversion  or exchange or a pro rata  distribution  or certain other transactions,  none of which increase the interested stockholder's proportionate  ownership  of any class or series  of the  corporation's  or such subsidiary's  stock or of the  corporation's  voting  stock);  or receipt by the interested  stockholder (except  proportionately as a stockholder),  directly or indirectly,  of any loans,  advances,  guarantees,  pledges  or other  financial benefits provided by or through the corporation or a subsidiary.

     The three-year  moratorium imposed on business  combinations by Section 203 does not apply if:

     o    prior to the date on which  such  stockholder  becomes  an  interested stockholder,  the board of  directors  approves  either  the  business combination or the  transaction  that resulted in the person or entity becoming an interested stockholder;

     o    upon  consummation  of  the  transaction  that  made  him  or  her  an interested  stockholder,  the interested stockholder owns at least 85%
          of  the  corporation's  voting  stock  outstanding  at  the  time  the transaction commenced (excluding from the 85% calculation shares owned by  directors  who are also  officers  of the target  corporation  and shares  held  by  employee  stock  plans  that  do not  give  employee participants  the right to decide  confidentially  whether to accept a tender or exchange offer); or

     o    on or after the date  such  person or  entity  becomes  an  interested stockholder,  the board  approves the business  combination  and it is also approved at a stockholder  meeting by 66-2/3 % of the outstanding voting stock not owned by the interested stockholder.

     Section 203 only applies to publicly held corporations that have a class of voting stock that is

     o    listed on a national securities exchange,

     o    quoted on an  interdealer  quotation  system of a registered  national securities association or

     o    held of record by more than 2,000 stockholders.

     Although a Delaware  corporation to which Section 203 applies may elect not to be governed by Section 203, Medix-DEL does not intend to so elect.

     Section  203 will  encourage  any  potential  acquirer  to  negotiate  with
Medix-DEL's  board of  directors.  Section  203 also  might  have the  effect of limiting  the  ability of a  potential  acquirer  to make a  two-tiered  bid for
Medix-DEL in which all stockholders  would not be treated equally.  Shareholders should note,  however,  that the  application  of Section 203 to Medix-DEL  will confer  upon our board the power to reject a proposed  business  combination  in certain  circumstances,  even  though a  potential  acquirer  may be  offering a substantial  premium for Medix-DEL's shares over the then-current  market price.
Section 203 would also  discourage  certain  potential  acquirers  unwilling  to comply with its provisions.

     Interested Director Transactions

     Under both Delaware and Colorado law,  contracts or  transactions  in which one or more of a corporation's  directors has an interest are generally not void or voidable because of such interest,  provided that certain conditions, such as obtaining the required  approval and fulfilling the  requirements  of good faith and full  disclosure,  are met.  With certain  exceptions,  the  conditions  are similar under Delaware and Colorado law. To authorize or ratify the transaction, under Colorado law (a) either the shareholders or the  disinterested  members of the board of directors  must approve any such  contract or  transaction  in good faith  after full  disclosure  of the  material  facts,  or (b) the  contract or transaction  must have been fair as to the  corporation.  The same  requirements apply under Delaware law,  except that the fairness  requirement is tested as of the time the transaction is authorized,  ratified or approved by the board,  the shareholders  or a committee  of the board.  If board  approval  is sought,  the contract or transaction must be approved by a majority vote of the disinterested directors,  though  less than a majority  of a quorum,  except  that  interested directors may be counted for purposes of establishing a quorum.

     Loans to Directors and Officers

     The  Sarbanes-Oxley  Act of 2002  prohibits  the  extension  of  credit  to directors  and  executive  officers of public  corporations,  subject to certain
limited  exceptions.   The  discussion  below  does  not  give  effect  to  such
prohibition, which is perceived to supercede state law.

     Colorado

     The board of  directors  cannot make a loan to a director (or any entity in which such person has an interest), or guaranty any obligation of such person or entity,  until at least ten days after notice has been given to the shareholders who would be entitled to vote on the  transaction if it were being submitted for shareholder  approval.  The board of directors  may make loans to, or guarantees for,  officers on such terms as they deem appropriate  whenever,  in the board's judgment, the loan can reasonably be expected to benefit the corporation.

     Delaware

     The board of directors may make loans to, or guarantees for,  directors and officers  on such  terms  as they  deem  appropriate  whenever,  in the  board's judgment, the loan can reasonably be expected to benefit the corporation.

     Shareholder Derivative Suits

     Under both Delaware and Colorado law, a stockholder  may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the  corporation  at the time of the  transaction  in  question or if his or her stock thereafter devolved upon him or her by operation of law.

     Colorado

     Colorado law provides that the corporation or the defendant in a derivative suit  may make a motion  to the  court  for an  order  requiring  the  plaintiff shareholder to furnish a security bond.

     Delaware

     Delaware does not have a similar bonding requirement.

     Appraisal/Dissenters' Rights

     Under both  Delaware  and  Colorado  law, a  shareholder  of a  corporation participating  in  certain  major  corporate  transactions  may,  under  varying circumstances,  be entitled to  appraisal/dissenters'  rights  pursuant to which such  shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the  consideration he or she would otherwise receive in the transaction. Under both Delaware and Colorado law, such fair market value is determined  exclusive of any element of value arising from the accomplishment or expectation of the transaction.

     Colorado

     Under  Colorado  law,  the major  corporate  transactions  that may entitle shareholders to  appraisal/dissenters'  rights are mergers, share exchanges, and the sale, lease,  exchange or other disposition of all, or substantially all, of the property of the corporation. A shareholder, whether or not entitled to vote, is  entitled  to dissent  and obtain  payment  of the fair  market  value of the shareholder's  shares  in  the  event  of  such  major  corporate  transactions.
Dissenters  rights are not  available to  shareholders  of the parent in certain mergers of  subsidiaries  that are at least  ninety  percent  (90%) owned by the
parent,  into  such  parent.   Dissenters  rights  also  are  not  available  to
shareholders  of a Colorado  corporation  with  respect to such major  corporate transactions  by a  corporation  the  shares  of which  are  either  listed on a national securities  exchange,  or on the national market system of the national association of securities  dealers  automated  quotation  system, or are held of record by more than 2,000 holders,  if such stockholders  receive only shares of the  surviving  corporation,  shares of any other  corporation  that are  either listed on a national securities exchange or on the national market system of the national association of securities dealers automated quotation system or held of record by more than 2,000  holders,  cash in lieu of fractional  shares,  or any combination of the foregoing.

     Delaware

     Appraisal  rights are not available (a) with respect to the sale,  lease or exchange of all or  substantially  all of the assets of a corporation,  (b) with respect to a merger or  consolidation  by a corporation  the shares of which are either  listed on a national  securities  exchange or are held of record by more than 2,000  holders if such  stockholders  receive only shares of the  surviving corporation  or shares  of any other  corporation  that are  either  listed on a national securities exchange or held of record by more than 2,000 holders,  plus cash in lieu of fractional shares of such  corporations,  or (c) to stockholders of a  corporation  surviving  a  merger  if no vote of the  stockholders  of the surviving corporation is required to approve the merger under certain provisions of Delaware law.

     Dissolution

          Colorado

          If the board of directors  initially approves the dissolution,  it may be  approved  by a  simple  majority  of  the  outstanding  shares  of  the corporation's stock entitled to vote, unless the articles of incorporation, bylaws  adopted by the  shareholders,  or the board of directors  require a supermajority  (greater  than a  simple  majority)  voting  requirement  in connection with  dissolutions.  Under Colorado law,  shareholders  may only initiate dissolution by way of a judicial proceeding.

     Delaware

     Unless the board of  directors  approves  the  proposal  to  dissolve,  the dissolution must be approved by all the  stockholders  entitled to vote thereon.
Only if the board of  directors  initially  approves the  dissolution  may it be approved by a simple  majority of the  outstanding  shares of the  corporation's stock  entitled to vote.  With  respect to such a  board-initiated  dissolution,
Delaware  law allows a Delaware  corporation  to include in its  certificate  of
incorporation  a  supermajority   (greater  than  a  simple   majority)   voting
requirement  in  connection  with  dissolutions.   Medix-DEL's   Certificate  of
Incorporation  contains  no  such  supermajority  requirement,  however,  and  a majority of the  outstanding  shares  entitled  to vote,  voting at a meeting at which a quorum is  present,  would be  sufficient  to approve a  dissolution  of
Medix-DEL that had previously been approved by the board of directors.

Vote Required

     The approval of a majority of the outstanding shares of our common stock is required to reincorporate in Delaware. Your board of directors recommends a vote
FOR  the  approval  of the  Company's  reincorporation  in  Delaware,  which  is designated as Proposal Three on the enclosed proxy card.

                                  PROPOSAL FOUR

                          THE 2003 STOCK INCENTIVE PLAN

     On  February  10,  2003,  our  board  of  directors  adopted,   subject  to
shareholder approval,  the Medix Resources,  Inc. 2003 Stock Incentive Plan (the
"Stock Incentive Plan"). The purpose of the Stock Incentive Plan is to enable us to attract and retain qualified directors,  officers, employees and consultants, and to provide these  persons with an additional  incentive to contribute to our success.  The material aspects of the Stock Incentive Plan are summarized below.
We have attached a copy of the Stock  Incentive Plan to this proxy  statement as
Annex F. Shareholders are urged to read the plan in its entirety.

Administration

     The Stock Incentive Plan provides that it will be administered by our board of directors or any duly  created  committee  appointed by our board and charged with the  administration  of the Stock Incentive Plan. To the extent required in order to satisfy the  requirements  of Section  162(m) of the  Internal  Revenue
Code,  any  committee  will consist  solely of "outside  directors",  within the meaning of Section  162(m).  We will refer to the Board or any  committee  which administers  the Stock  Incentive  Plan as the  "Program  Administrator".  It is
currently  anticipated  that the Stock  Incentive Plan will be administered by a committee  consisting  of three  board  members to be  designated  by the board, except as otherwise required by Section 162(m) of the Code or as required by SEC or American Stock Exchange  rule-making.  The board may also designate a special committee to  administer  the Stock  Incentive  Plan to the extent  necessary to satisfy the requirements of Section 162(m) of the Code.

Structure

     The Stock Incentive Plan actually consists of four different plans - a plan
which   contemplates  the  grant  of  incentive  stock  options,  a  plan  which contemplates  the grant of  non-statutory  stock  options  (which we refer to as
"supplemental  stock  options"),  a plan which  contemplates  the grant of stock appreciation rights and a plan which permits the grant of performance shares.

Eligibility

     All directors,  officers,  employees and consultants of Medix Resources and our  subsidiaries  are eligible to receive  benefits  under the Stock  Incentive
Plan. As a matter of law, only employees are eligible to receive incentive stock options.  Grants under the Stock  Incentive Plan are  discretionary,  and we are unable,  at the present  time, to determine the identity or number of directors, officers,  other employees and consultants who may be granted benefits under the
Stock Incentive Plan in the future.

Types of Options

     The Program  Administrator may designate any option granted under the Stock
Incentive  Plan as either an  incentive  stock  option or a  supplemental  stock option, or the Program Administrator may designate a portion of the option as an incentive stock option and the remaining portion as a supplemental stock option.
Any portion of an option that is not expressly  designated as an incentive stock option  will be a  supplemental  stock  option.  To the  extent  that an  option intended to be granted as an incentive stock option fails to satisfy one or more requirements  applicable to incentive  stock options,  it will be deemed to be a supplemental stock option.

Other Awards

     In addition to stock options, the Stock Incentive Plan authorizes the grant of stock appreciation rights and performance  shares.  Stock appreciation rights may be granted in tandem with existing  stock  options or  separately  from such options.  Performance shares enable the Company to condition the grant of shares upon the satisfaction of certain specified milestones.

Exercise Period

     Subject to  modification by the Program  Administrator,  options granted to participants are generally  exercisable in 25% annual installments  beginning on the first  anniversary  of the date of grant and continuing for each of the next three  anniversaries  thereafter.  Unless previously  terminated by our board of directors,  the Stock  Incentive Plan will terminate on February , 2013.  Such termination  will have no impact upon options  granted prior to the  termination date. The maximum term of all options  granted under the Stock Incentive Plan is
10 years, provided, however, that any incentive stock option granted to a person who is the beneficial owner of more than 10% of the combined voting power of the
Company's  capital stock will cease to be exercisable  five years after the date such option is granted.

Exercise Price

     Options  granted  under the Stock  Incentive  Plan will have an exercise or payment price as  established  by the Program  Administrator,  provided that the exercise  price of incentive  stock options may not be less than the fair market value of the underlying  shares on the date of grant. If incentive stock options are  granted  to a person  who is the  beneficial  owner of more than 10% of the combined  voting power of the  Company's  capital  stock,  such options shall be granted at a price of not less than 110% of the fair market  value of the shares covered by the option.  If on the date of grant the Common  Stock is listed on a stock  exchange  (including  the  American  Stock  Exchange) or is quoted on the automated  quotation system of Nasdaq, the fair market value will be the closing sale price (or if such price is  unavailable,  the average of the high bid price and the low asked price) on such date. If no such prices are available, the fair market value shall be determined in good faith by the Program  Administrator  in accordance with generally accepted  valuation  principles and such other factors as the Program Administrator deems relevant. On _______,  2003, the closing sale price of a share of our common stock on the American Stock Exchange was $___.

Payment

     Upon exercise of an option  granted  under the Stock  Incentive  Plan,  the participant  will be required to provide the payment  price in full by certified or bank cashier's check or, if permitted by the Program Administrator, in shares of our common stock valued at fair market value on the date of exercise, or by a combination of a check and shares.  The Program  Administrator  may, in its sole discretion,  permit an optionee to make  "cashless  exercise"  arrangements.  In connection  with any  exercise of options,  we will have the right to collect or withhold from any payments under the Stock  Incentive Plan all taxes required to be withheld under applicable law.

Transferability

     Options   granted  under  the  Stock   Incentive  Plan  generally  will  be
nontransferable,  except  by will or by the laws of  descent  and  distribution.
During the lifetime of a participant,  an option generally may be exercised only by the participant and after the  participant's  death only by the participant's
executor,   administrator  or  personal   representative.   Notwithstanding  the
foregoing,  the Program Administrator may permit the recipient of a supplemental option to transfer such option to a family member or a trust,  limited liability company or partnership created for the benefit of a family member.

Termination of Employment

     If a participant ceases to be employed by Medix Resources or any subsidiary for cause,  then all options  shall  terminate  immediately.  If  employment  is terminated by Medix Resources or a subsidiary  without cause, the options may be exercised,  to the extent exercisable on the date of termination,  until 90 days after the date of termination.  If an optionee voluntarily terminates his or her employment,  the options may be exercised, to the extent exercisable on the date of termination, until 30 days after the date of termination.

     If a  participant  dies or becomes  disabled  while  employed  by us or any subsidiary,  then all options may be exercised, to the extent exercisable on the date of death or termination due to disability, at any time within twelve months after the date of death or such termination.

Amendment and Termination

     The Stock  Incentive  Plan may be amended or  terminated at any time by our board of  directors,  except that no amendment  may be made without  shareholder approval if such approval is required by applicable laws or regulations,  and no amendment  or revision  may alter or impair an  outstanding  option  without the consent  of the holder  thereof.  The Stock  Incentive  Plan will  terminate  on
February , 2013,  unless  earlier  terminated  by our board of  directors.  No options may be granted after  termination,  although such  termination  will not affect the status of any option outstanding on the date of termination.

Shares Subject to the Plan

     A total of  10,000,000  shares of Common Stock  (subject to  adjustment  as described  below)  may be issued  under the Stock  Incentive  Plan.  Any  shares delivered  pursuant to the Stock  Incentive  Plan may be authorized and unissued shares or treasury shares.

Adjustments

     The number of shares  available for option grants and the shares covered by
options  will  be  adjusted   equitably  for  stock  splits,   stock  dividends,
recapitalizations,  mergers and other changes in our capital  stock.  Comparable changes will be made to the exercise price of outstanding options. If any option should  terminate  for any reason  without  having been  exercised in full,  the unpurchased shares will again become available for option grants.

Change In Control

     The Stock Incentive Plan provides that all  outstanding  stock options will become  immediately  exercisable  upon the  occurrence  of a "change  in control event".  The Stock  Incentive Plan provides in general that a "change in control event" shall be deemed to have occurred if any of the following events occur:

     o    the  consummation  of any  merger of Medix  Resources  in which  Medix
          Resources is not the surviving  corporation  (expressly excluding from the  definition of a change in control a merger in which  shareholders of Medix Resources before the transaction continue to own at least one half of the outstanding voting common stock);

     o    the consummation of any sale, lease, exchange or other transfer of all or substantially all of the assets of the Company;

     o    approval by our  shareholders  of a plan of liquidation or dissolution of Medix Resources; and

     o    any action  pursuant to which any person (as defined in Section  13(d)
          of the  Securities  Exchange Act of 1934) shall become the  beneficial owner of more than 50% of our outstanding voting securities.

Additional Limitation

     No  participant  may receive  incentive  stock  options  that first  become exercisable in any calendar year in an amount exceeding  $100,000.  In addition, no one person may receive  options for more than 4,000,000  shares of our common stock in any calendar year.

Federal Income Tax Consequences

     BECAUSE OF THE  COMPLEXITY  OF THE  FEDERAL  INCOME TAX LAWS AND THE VARIED
APPLICABILITY  OF STATE,  LOCAL AND  FOREIGN  INCOME  TAX  LAWS,  THE  FOLLOWING
DISCUSSION  OF TAX  CONSEQUENCES  IS  GENERAL IN NATURE  AND  RELATES  SOLELY TO
FEDERAL INCOME AND EMPLOYMENT TAX MATTERS.  PARTICIPANTS  ARE ADVISED TO CONSULT
THEIR  PERSONAL TAX  ADVISORS  BEFORE  EXERCISING  AN OPTION OR DISPOSING OF ANY
STOCK  RECEIVED  PURSUANT TO THE EXERCISE OF ANY SUCH OPTION.  IN ADDITION,  THE
FOLLOWING  SUMMARY IS BASED UPON AN ANALYSIS  OF THE  INTERNAL  REVENUE  CODE OF
1986,  AS  CURRENTLY  IN EFFECT,  JUDICIAL  DECISIONS,  ADMINISTRATIVE  RULINGS,
REGULATIONS AND PROPOSED REGULATIONS, ALL OF WHICH ARE SUBJECT TO CHANGE.

     The Internal Revenue Code distinguishes between incentive stock options and supplemental  stock  options  (the  latter  also  known as  non-qualified  stock options).  A participant's  individual tax  consequences  will depend upon which type of option the participant  receives.  However, as to both types of options, no income  will be  recognized  to the  optionee  at the time of the grant of an option, nor will Medix Resources be entitled to a tax deduction at that time.

     Upon the  exercise  of a  supplemental  stock  option,  the  optionee  will recognize  compensation  income, which is subject to Federal income tax (as well as certain  employment  taxes and  withholding  rules) at ordinary income rates, which  generally  are higher  than the tax rates  imposed on  long-term  capital gains. The amount of income  recognized will equal the excess of the fair market value of the stock on the  exercise  date over the  exercise  price,  if any. We generally  will  be  entitled  to a tax  deduction  in an  amount  equal  to the compensation income then recognized by the optionee. If the shares acquired upon such  exercise are held for more than one year before  disposition,  any gain on disposition of such shares will be treated as long-term capital gain.

     For regular income tax purposes,  an optionee will not recognize any income upon the exercise of  incentive  stock  options.  However,  as noted below,  the excess of the fair market  value of the stock on the date of  exercise  over the
exercise  price  will  be  taken  into  account  in   determining   whether  the
"alternative minimum tax" will apply for the year of exercise.  Moreover,  under recently proposed  regulations,  certain Federal employment taxes may apply upon the exercise of incentive  stock  options  after  January 1, 2003. If the shares acquired  upon  exercise of  incentive  stock  options are held for at least two years  from the date of the  option  grant and for at least  one year  after the shares  are  acquired,  any gain or loss  upon the sale of such  shares  will be treated as long-term capital gain or loss,  generally measured by the difference between the sales price of the stock and the  exercise  price.  In general,  any disposition of the shares during either of those  two-year and one-year  holding periods  is  considered  a  "disqualifying  disposition".  In  the  event  of  a disqualifying disposition, an optionee will recognize compensation income in the year of  disposition  in an amount  equal to the  lesser of (i) the fair  market value of the stock on the date of exercise  minus the exercise price or (ii) the amount realized on disposition  minus the exercise  price.  The remainder of the gain will be treated as long-term or  short-term  capital gain,  depending  upon whether the stock has been held for more than one year.  If an optionee  makes a disqualifying  disposition,  we will  generally  be entitled to a tax  deduction equal to the amount of ordinary income recognized by the optionee.

     In general,  if an optionee in exercising an option  tenders  shares of our common  stock in partial or full  payment of the option  price,  no gain or loss will  be  recognized  on the  tender.  However,  if  the  tendered  shares  were previously  acquired  upon the  exercise of an  incentive  stock  option and the tender is within  two years  from the date the  option  was  granted or one year after  the  date  of  exercise  of  the  other  option,  the  tender  will  be a disqualifying disposition of the tendered shares.

     As referred to above,  the  exercise of an  incentive  stock  option  could subject the optionee to the  alternative  minimum tax.  The  application  of the alternative  minimum tax to any particular  optionee depends upon the particular facts and circumstances  which exist with respect to the optionee in the year of exercise.  However, as a general rule, the amount by which the fair market value of our common  stock on the date of exercise of an option  exceeds the  exercise price of the option will  constitute  an item of  "adjustment"  for  purposes of determining the alternative  minimum tax that may be imposed. As such, this item will enter into the tax base on which the  alternative  minimum tax is computed, and may therefore cause the alternative minimum tax to apply in a given year.

Other Medix Resources Option Plans

     In 1994,  we adopted our Incentive  Stock Option Plan (the "1994 Plan").  A
total of 500,000 shares of our common stock initially were reserved for issuance under the 1994 Plan. The purpose of the 1994 Plan was to encourage  ownership of our common stock by our employees and to provide  additional  incentives for our employees to promote the success of our business.  The 1994 plan provided solely for the grant of qualified, or incentive, stock options ("ISOs), to employees of
Medix  Resources  and its  subsidiaries,  including  employees  who are officers and/or directors. The maximum term of options granted under the 1994 Plan is ten years.  All options granted under the 1994 Plan must be granted at a price of at least 100% of fair market value (or 110% of fair market value in the case of 10%
shareholders).  Options  granted  to  officers  and  directors  are  immediately exercisable.  Options  granted  to all other  employees  are  subject to vesting schedules  determined  at the time of grant.  Optionees  under the 1994 Plan are prohibited  from disposing of shares  acquired upon option  exercises  until two years  after  the date of  option  grant  and one year  after the date of option exercise.

     In 1996,  we adopted our 1996 Stock  Incentive  Plan (the " 1996 Plan").  A
total of  4,000,000  shares of our common  stock  initially  were  reserved  for issuance  under  the  1996  Plan.  The  1996  plan  provided  for the  grant  of non-qualified  options  ("NQOs"),  stock awards and rights to purchase  stock to employees,  officers,  directors  and  consultants  of Medix  Resources  and its subsidiaries.  The maximum  term of options  granted  under the 1994 Plan is ten years and one day. The minimum  price for stock  options  granted under the 1996
Plan is the  lesser  of our  book  value  per  share  as of the  last day of the preceding fiscal year or 50% fair market value of a share of our common stock on the grant date.  Awards and purchases are to be made at the fair market value of a share of our  common  stock on the grant  date.  Vesting  of stock  options is determined by the committee administering the 1996 Plan at the time of grant.

     In August 1999,  your board  approved and  authorized our 1999 Stock Option
Plan (the  "1999  Plan"),  which  provides  for the grant of ISOs and NQOs.  The purpose of the 1996 Plan and the 1999 Plan was to enable our  company to provide opportunities  for certain  officers and key  employees to acquire a proprietary interest in our company,  to increase  incentives for such persons to contribute to our performance and further  success,  and to attract and retain  individuals with  exceptional  business,  managerial and  administrative  talents,  who will contribute to our progress, growth and profitability.

     Under the terms of the 1999 Plan, all officers and employees of our company are eligible for ISOs. Our company  determines in its discretion,  which persons will receive ISOs, the applicable  exercise  price,  vesting  provisions and the exercise  term  thereof.  The terms and  conditions of option grants differ from optionee to optionee and are set forth in the optionees' individual stock option agreement.  Such options  generally  vest over a period of one or more years and expire  after up to ten years.  In order to  qualify  for  certain  preferential treatment  under the Code,  ISOs must satisfy  certain  statutory  requirements.
Options that fail to satisfy those requirements will be deemed NQOs and will not receive  preferential  treatment under the Code.  Upon exercise,  shares will be issued upon payment of the exercise  price in cash, by delivery of shares of our common stock,  by delivery of options or a combination  of any of these methods.
At our 2001 Annual Meeting,  our shareholders  approved an increase of 3,000,000 shares to 13,000,000 as the amount of total shares of our common stock  reserved for issuance under the 1999 Plan.

     As of December 31, 2002, we had issued 6,094,560 shares of our common stock upon exercise of options to current or former  employees and directors,  and had
10,272,750  shares  covered  by  outstanding  options  held by current or former employees and directors,  with exercise prices ranging form $.25 to $4.97.  Such options have been granted under the 1994 Plan,  the 1996 Plan, the 1999 Plan and under options granted outside of our stock option plans.

     The following  table gives  information  about our common stock that may be issued upon the  exercise of options,  warrants  and rights under our 1994 Plan,
1996 Plan and1999 Plan and under stock options  granted  outside of these plans.
These plans were our only equity  compensation plans in existence as of December
31, 2002.

                                                                   (c)
                                                                Number Of
                           (a)                                  Securities
                        Number Of              (b)         Remaining Available
                     Securities To Be   Weighted-Average   For Future Issuance
                       Issued Upon      Exercise Price Of      Under Equity
                       Exercise Of         Outstanding      Compensation Plans
   Plan Category       Outstanding     Options, Warrants        (Excluding
                        Options,           and Rights           Securities
                       Warrants and                            Reflected in
                         Rights                                 Column (a))
-------------------  ---------------   --------------------- -------------------

Equity
Compensation Plans
Approved by
Shareholders............      8,937,250             $1.13              862,750

Equity
Compensation Plans            1,772,666             $0.63                    0
Not Approved by
Shareholders........

TOTAL                        10,709,916             $1.05              862,750

Vote Required

     Our  proposed  2003  Stock  Incentive  Plan  will be deemed  approved  if a majority  of the votes cast at the special  meeting are cast for such  proposal, assuming a quorum is present.  Your board of directors recommends a vote FOR the approval of the 2003 Stock Incentive Plan,  which is designated as Proposal Four on the enclosed proxy card.

                                     EXPERTS

     The consolidated financial statements of Medix Resources as of December 31,
2001 and 2000,  and for each of the three years in the period ended December 31,
2001 appearing in our Annual report on Form 10-K for the year ended December 31,
2001 have been audited by Ehrhardt  Keefe  Steiner & Hottman  P.C.,  independent
auditors,   as  stated  in  their  report  appearing  therein,   and  have  been
incorporated  herein by reference in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

     The consolidated  financial statements of PocketScript,  LLC as of December
31, 2001,  and for each of the two years in the period  ended  December 31, 2001 presented  herein have been audited by Ehrhardt  Keefe  Steiner & Hottman  P.C., independent auditors, as stated in their report appearing therein, and have been presented  herein in  reliance  upon the  report of such firm  given  upon their authority as experts in accounting and auditing.

                                  OTHER MATTERS

     Representatives of Ehrhardt Keefe Steiner & Hottman P.C. are expected to be present at our special  meeting with the  opportunity to make statements if they so desire.

     We know of no matters to be presented at the special meeting other than the matters described in this proxy statement. However, if any other matters do come before the meetings, it is intended that the holders of the proxies will vote on such matters in their discretion.

                       WHERE YOU CAN FIND MORE INFORMATION

     Medix Resources files reports,  proxy statements and other information with the SEC under the  Securities  Exchange  Act of 1934.  Please call the SEC at l-
800-SEC-0330 for further information on the public reference rooms. You may read and copy such information at the following locations of the SEC:

Public Reference Room                     Midwest Regional Office
450 Fifth Street, N.W.                          Citicorp Center
Room 1024                                 500 West Madison Street
Washington, D.C.                          Suite 1400
      20539                               Chicago, Illinois
                                          60661-2511

Northeast Regional Office
233 Broadway
Woolworth Building
New York, New York 10279

     You may also  obtain  copies of this  information  by mail from the  Public
Reference  Section of the SEC, 450 Fifth Street,  N.W.,  Room 1024,  Washington,
D.C. 20549, at prescribed  rates.  The SEC also maintains an Internet world wide web site that contains  reports,  proxy statements and other  information  about issuers, like Medix Resources, who file electronically with the SEC. The address of that site is http://www.sec.gov.

     You may also inspect  copies of this  information  at the public  reference facilities of the American  Stock  Exchange,  located at 86 Trinity  Place,  New
York, New York 10006.

                                          By Order of the Board of Directors

                                          Mark Lerner, Secretary

________, 2003

                          INDEX TO FINANCIAL STATEMENTS

The following index sets forth the  consolidated  financial  statements of Medix
Resources and the  financial  statements  of  PocketScript  LLC included in this prospectus.  The  consolidated  financial  statements  of  Medix  Resources  are incorporated  in this  prospectus by reference.  See  "Incorporation  of Certain
Information by Reference".  PocketScript's  historical  financial statements are presented in this prospectus on the pages identified in this index.

Medix Resources, Inc. Audited Year-End Consolidated Financial Statements:

(a)  Independent Auditors' Report

(b)  Consolidated Balance Sheets as of December 31, 2001 and 2000

(c)  Consolidated  Statements  of  Operations  for the Years Ended  December 31,
     2001, 2000 and 1999

(d)  Consolidated  Statement of Changes in  Stockholders'  Equity for the Years
     Ended December 31, 2001, 2000 and 1999

(e)  Consolidated  Statements  of Cash Flows for the Years  Ended  December  31,
     2001, 2000 and 1999

(f)  Notes to Consolidated Financial Statements

Medix Resources, Inc. Unaudited Interim Consolidated Financial Statements:

(g)  Consolidated Balance Sheets as of September 30, 2002 and December 31, 2001

(h)  Consolidated  Statements of Operations  for the Three and Nine Months Ended
     September 30, 2002 and 2001

(i)  Consolidated  Statements of Cash Flows for the Nine Months Ended  September
     30, 2002 and 2001

(j)  Notes to Interim Consolidated Financial Statements

PocketScript LLC Interim Financial Statements:

(k)  Independent Auditors' Report

(l)  Balance  Sheets as of  December  31, 2001 and 2000 and  September  30, 2002
     (unaudited)

(m)  Statements of Operations for the Years Ended December 31, 2001 and 2000 and
     for the Nine Months Ended September 30, 2002 and 2001 (unaudited)

(n)  Statement of Changes in Redeemable Preferred Stock and Stockholders' Equity
     (Deficit) for the Years Ended December 31, 2001 and 2000 and Nine Months
      Ended September 30, 2002 (unaudited)

(o)  Statements  of Cash Flows for the Years  Ended  December  31, 2001 and 2000
     Nine Months Ended September 30, 2002 and 2001 (unaudited)

(p)  Notes to Financial Statements

Unaudited Pro Forma Condensed Consolidated Financial Statements

(q)  Introduction

(r)  Combined Balance Sheet as of September 30, 2002

(s)  Combined  Statement of Operations  for the Nine Months Ended  September 30,
     2002

(t)  Combined Statement of Operations for the Year Ended December 31, 2001

(u)  Notes to Unaudited Pro Forma Balance Sheet and Statements of Operations

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Stockholders
Medix Resources, Inc.
Englewood, CO

We have audited the accompanying consolidated balance sheets of Medix Resources,
Inc. as of December 31, 2001 and 2000, and the related  consolidated  statements of operations,  changes in  stockholders'  equity and cash flows for each of the three years in the period ended December 31, 2001. These consolidated  financial
statements   are  the   responsibility   of  the   Company's   management.   Our
responsibility  is  to  express  an  opinion  on  these  consolidated  financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the  United  States of  America.  Those  standards  require  that we plan and perform the audit to obtain reasonable  assurance about whether the consolidated financial  statements  are free of  material  misstatement.  An  audit  includes examining,  on a test basis,  evidence supporting the amounts and disclosures in the  consolidated  financial  statements.  An audit also includes  assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall  consolidated  financial  statement  presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated  financial statements referred to above present fairly,  in all material  respects,  the financial  position of Medix Resources,
Inc. as of December 31, 2001 and 2000,  and the results of their  operations and their cash flows for each of the years in the three year period  ended  December
31, 2001 in conformity  with  accounting  principles  generally  accepted in the
United States of America.

The accompanying  consolidated  financial statements have been prepared assuming the Company  will  continue as a going  concern.  As  discussed in Note 2 to the consolidated financial statements,  the Company has experienced recurring losses and has a working  capital  deficit,  which  raise  substantial  doubt about its ability to continue  as a going  concern.  Management's  plans  regarding  those matters also are described in Note 2. The consolidated  financial  statements do not  include  any  adjustments  that  might  result  from  the  outcome  of this uncertainty.

                                          /s/Ehrhardt Keefe Steiner & Hottman PC
                                          --------------------------------------
                                             Ehrhardt Keefe Steiner & Hottman PC
March 19, 2002
Denver, Colorado

                               MEDIX RESOURCES, INC.

                            Consolidated Balance Sheets

                                                                 December 31,
                                                         ---------------------------
                                                              2001             2000
                                                         -------------    --------------
                                      Assets

Current assets
   Cash                                                  $       8,000     $   1,007,000
   Accounts receivable, net                                          -            49,000
   Prepaid expenses and other                                  344,000           225,000
                                                         -------------    --------------
     Total current assets                                      352,000         1,281,000
                                                         -------------    --------------

Non-current assets
   Software development costs, net                             649,000           371,000
   Property and equipment, net                                 365,000           418,000
   Intangible assets, net                                    1,735,000         3,019,000
                                                         -------------    --------------
     Total non-current assets                                2,749,000         3,808,000
                                                         -------------    --------------

Total assets                                             $   3,101,000     $   5,089,000
                                                         =============    ==============

                       Liabilities and Stockholders' Equity

Current liabilities
   Notes payable                                         $     158,000     $     137,000
   Accounts payable                                            851,000           159,000
   Accounts payable - related parties                          166,000                -
   Accrued expenses                                            450,000           391,000
   Accrued payroll taxes, interest and penalties               131,000           200,000
                                                         -------------    --------------
     Total current liabilities                               1,756,000           887,000
                                                         -------------    --------------

Commitments and contingencies

Stockholders' equity
   1996 Preferred stock, 10% cumulative convertible, $1
    par value 488 shares authorized, 155 issued, 1
    share outstanding, liquidation preference $17,000               -                 -
   1997 convertible preferred stock, $1 par value 300
    shares authorized 167.15 shares issued, zero shares
    outstanding                                                     -                 -
   1999 Series A convertible preferred stock, $1 par
    value, 300 shares authorized, 300 shares issued,
    zero shares outstanding                                         -                 -
   1999 Series B convertible preferred stock, $1 par
    value, 2,000 shares authorized, 1,832 shares
    issued, 50 shares outstanding, liquidation
    preference $50,000                                              -                 -
   1999 Series C convertible stock, $1 par value, 2,000
    shares authorized, 1,995 shares issued, 375 and 875
    shares outstanding as of December 31, 2001 and
    2000, respectively, liquidation preference $375,000
    and $875,000                                                    -              1,000
   Common stock, $.001 par value, 100,000,000 shares
    authorized, 56,651,409 and 46,317,022 issued and
    outstanding, respectively                                   56,000            46,000
   Dividends payable with common stock                           7,000             5,000
   Additional paid-in capital                               35,341,000        27,573,000
   Accumulated deficit                                    (34,059,000)       (23,423,000)
                                                         -------------    --------------
     Total stockholders' equity                              1,345,000         4,202,000
                                                         -------------    --------------

Total liabilities and stockholders' equity               $   3,101,000     $   5,089,000
                                                         =============    ==============

                 See notes to consolidated financial statements.

                             MEDIX RESOURCES, INC.

                       Consolidated Statements of Operations

                                                      For the Years Ended
                                                         December 31,
                                          -------------------------------------------
                                               2001           2000          1999
                                          -------------- ------------- --------------

Sales
   Revenues                               $      29,000  $     326,000  $      24,000
                                          -------------- ------------- --------------
                                                 29,000        326,000         24,000
                                          -------------- ------------- --------------

Cost of goods sold
   Direct costs of services                     213,000        180,000          2,000
                                          -------------- ------------- --------------
     Total cost of goods sold                   213,000        180,000          2,000
                                          -------------- ------------- --------------

Gross (loss) profit                           (184,000)        146,000         22,000
                                          -------------- ------------- --------------

Operating expenses
   Software research and development
    costs                                     1,075,000        685,000        596,000
   Selling, general and administrative
    expenses                                  5,746,000      5,925,000      3,777,000
   Impairment of intangible assets            1,111,000             -              -
                                          -------------- -------------  -------------
     Total operating expenses                 7,932,000      6,610,000      4,373,000
                                          -------------- ------------- --------------

Other income (expense)
   Other income                                  12,000        163,000          7,000
   Interest expense                            (104,000)       (43,000)      (204,000)
   Financing costs                           (2,428,000)            -              -
                                          -------------- -------------  -------------
                                             (2,520,000)       120,000       (197,000)
                                          -------------- ------------- --------------
Loss from continuing operations            (10,636,000)    (6,344,000)    (4,548,000)
                                          -------------- ------------- --------------
Discontinued operations
   Discontinued operations                           -         929,000       (299,000)
                                          -------------- ------------- --------------
                                                     -         929,000       (299,000)
                                          -------------- ------------- --------------

Net loss                                   (10,636,000)    (5,415,000)     (4,847,000)

Preferred stock dividends                            -         (1,000)     (2,212,000)
                                          -------------- ------------- --------------

Net loss available to common Stockholders $(10,636,000)  $ (5,416,000)   $ (7,059,000)
                                          ============== ============= ==============

Basic and diluted weighted average
 common shares outstanding                   50,740,356     41,445,345     23,384,737
                                          ============== ============= ==============

Basic and diluted (loss) per common share
 - continuing operations                  $      (0.21)  $      (0.15)   $      (0.29)

Basic and diluted income (loss) per
 common share - discontinued operations             -            0.02          (0.01)
                                          -------------- ------------- --------------

Basic and diluted loss per common share   $      (0.21)  $      (0.13)   $      (0.30)
                                          ============== ============= ==============

                  See notes to consolidated financial statements.

                             MEDIX RESOURCES, INC.

             Consolidated Statement of Changes in Stockholders' Equity
               For the Years Ended December 31, 2001, 2000 and 1999

                                                                        1999 Series A        1999 Series B        1999 Series C                                            Dividend                      Total
                         1996 Preferred Stock  1997 Preferred Stock    Preferred Stock      Preferred Stock      Preferred Stock         Common Stock        Additional     Payable                   Stockholders'
                         --------------------  --------------------   ------------------  -------------------   -----------------    ---------------------    Paid-in     with Common   Accumulated      Equity
                           Shares     Amount     Shares     Amount     Shares    Amount    Shares    Amount      Shares    Amount      Shares     Amount      Capital        Stock        Deficit       (Deficit)
                         ---------  ---------   --------  ---------   -------- ---------  --------- ---------   -------- ---------   ----------- ---------  ------------  -----------   ------------  --------------

Balance - December 31,
1998                          8.00  $      -       19.50  $      -          -  $      -   $      -  $      -    $     -   $     -     21,500,724 $  22,000  $ 12,882,000$      39,000   $(13,161,000)   $    (218,000)

Issuance of warrants
  with convertible note
  payable                       -          -          -          -          -         -          -         -          -         -             -         -        238,000           -              -           238,000

1999 preferred stock
  issuances (net of
  $15,500 of offering
  costs)                        -          -          -          -         300        -       1,832     2,000      1,995     2,000            -         -      4,108,000           -              -         4,112,000

Preferred stock
  conversions                (4.50)        -      (14.50)        -        (115)       -      (1,015)   (1,000)        -         -      3,161,342     3,000        10,000      (12,000)            -                -

Repurchase of 1996
  preferred stock            (2.50)        -          -          -          -         -          -         -          -         -             -         -        (17,000)      (8,000)            -           (25,000)

Conversion of note
  payable into common
  stock                         -          -          -          -          -         -          -         -          -         -        200,000        -        100,000           -              -           100,000

Conversion of
  redemption payable
  into common stock             -          -          -          -          -         -          -         -          -         -      2,115,241     2,000       633,000           -              -           635,000

Exercise of warrants            -          -          -          -          -         -          -         -          -         -        400,000        -        123,000           -              -           123,000

Exercise of stock
  options                       -          -          -          -          -         -          -         -          -         -        256,384        -         27,000           -              -            27,000

Stock issued for
  services                      -          -          -          -          -         -          -         -          -         -          9,000        -          5,000           -              -             5,000

Stock options and
  warrants issued for
  services                      -          -          -          -          -         -          -         -          -         -             -         -      2,226,000           -              -         2,226,000

Net loss                        -          -          -          -          -         -          -         -          -         -             -         -             -            -      (4,847,000)      (4,847,000)

Dividends declared              -          -          -          -          -         -          -         -          -         -             -         -         (6,000)       6,000             -                -
                         ---------  ---------  ---------  ---------  --------- ---------  --------- ---------  ---------  --------   ----------- ---------   -----------   ----------    -----------    -------------

Balance - December 31,
1999                          1.00         -        5.00         -         185        -         817    1,000       1,995     2,000    27,642,691    27,000    20,329,000       25,000    (18,008,000)       2,376,000

Conversion of note
  payable into common
  stock                         -          -          -          -          -         -          -         -          -         -        800,000     1,000       399,000           -              -           400,000

Warrants issued in
  settlement                    -          -          -          -          -         -          -         -          -         -             -         -        238,000           -              -           238,000

Common stock issued in
  connection with ADC
  merger                        -          -          -          -          -         -          -         -          -         -         60,400        -        374,000           -              -           374,000

Preferred stock
  conversions                   -          -       (5.00)        -        (185)       -        (767)   (1,000)    (1,120)   (1,000)    4,564,000     5,000        18,000      (21,000)            -                -

Exercise of warrants            -          -          -          -          -         -          -         -          -         -      9,352,620     9,000     4,585,000           -              -         4,594,000

Exercise of stock
  options                       -          -          -          -          -         -          -         -          -         -      4,039,734     4,000     1,493,000           -              -         1,497,000

Stock options and
  warrants issued for
  services                      -          -          -          -          -         -          -         -          -         -             -         -        138,000           -              -           138,000

Cancellation of shares
  issued in error               -          -          -          -          -         -          -         -          -         -       (142,423)       -             -            -              -                -

Net loss                        -          -          -          -          -         -          -         -          -         -             -         -             -            -      (5,415,000)      (5,415,000)

Dividends declared              -          -          -          -          -         -          -         -          -         -             -         -         (1,000)       1,000             -                -
                         ---------  ---------  ---------  ---------  --------- ---------  --------- ---------  ---------  --------   ----------- ---------  ------------   ----------    -----------    -------------

Balance - December 31,
2000                          1.00         -          -          -          -         -          50        -         875  $  1,000    46,317,022 $  46,000  $ 27,573,000$       5,000   $(23,423,000)     $ 4,202,000

Exercise of options and
  warrants                      -          -          -          -          -         -          -         -          -         -      1,462,642     1,000       368,000           -              -           369,000

Warrants and in the
  money conversion
  feature issued with
  convertible note
  payable                       -          -          -          -          -         -          -         -          -         -             -         -        581,000           -              -           581,000

Stock issued on
  conversion of note
  payable                       -          -          -          -          -         -          -         -          -         -      2,618,066     3,000     2,823,000           -              -         2,826,000

Stock and warrants
  issued in private
  placement                     -          -          -          -          -         -          -         -          -         -      1,872,308     2,000     2,061,000           -              -         2,063,000

Preferred stock
  conversions                   -          -          -          -          -         -          -         -        (500)   (1,000)    1,000,000     1,000            -            -              -                -

Stock issued with
  equity line                   -          -          -          -          -         -          -         -          -         -      3,291,369     3,000     1,507,000           -              -         1,510,000

Stock issued in legal
  settlements                   -          -          -          -          -         -          -         -          -         -         90,000        -        285,000           -              -           285,000

Stock options and
  warrants issued for
  services                      -          -          -          -          -         -          -         -          -         -             -         -        145,000           -              -           145,000

Net loss                        -          -          -          -          -         -          -         -          -         -             -         -             -            -     (10,636,000)     (10,636,000)

Dividends declared              -          -          -          -          -         -          -         -          -         -             -         -         (2,000)       2,000             -                -
                         ---------  ---------  ---------  ---------  --------- ---------  --------- ---------  ---------  --------   ----------- ---------  ------------   ----------    -----------    -------------

Balance - December 31,
2001                          1.00  $      -          -   $      -          -  $      -          50 $      -         375  $     -     56,651,407 $  56,000  $ 35,341,000   $    7,000   $(34,059,000)     $ 1,345,000
                         =========  =========  =========  =========  ========= =========  ========= =========  =========  ========   =========== =========  ============   ==========   ============    =============

                  See notes to consolidated financial statements.

                             MEDIX RESOURCES, INC.

                       Consolidated Statements of Cash Flows

                                                      For the Years Ended
                                                          December 31,
                                          -------------------------------------------
                                               2001           2000          1999
                                          -------------   ------------  -------------
Cash flows from operating activities
  Net loss                                $ (10,636,000)  $ (5,415,000) $  (4,847,000)
                                          -------------   ------------  -------------
  Adjustments to reconcile net loss to
   net cash used in operating activities
   Depreciation and amortization                488,000        426,000        243,000
   Impairment of intangible assets            1,111,000             -              -
   Financing costs                            2,428,000             -         238,000
   Common stock, options and warrants
     issued for settlements                     149,000             -              -
   Common stock, options and warrants
     issued for services                        145,000        376,000      2,231,000
   Discontinued operations                           -              -         299,000
   Gain on sale of staffing business                 -      (1,102,000)            -
   Change in net assets of discontinued
     operations                                      -         857,000     (1,243,000)
   Changes in assets and liabilities
     Accounts receivable, net                    49,000        (29,000)     2,046,000
     Prepaid expenses and other                (119,000)       (49,000)         5,000
     Accounts payable and accrued
      liabilities                               988,000       (237,000)    (2,141,000)
     Checks written in excess of bank
      balance                                        -              -         (72,000)
                                          -------------   ------------   ------------
                                              5,239,000        242,000      1,606,000
                                          -------------   ------------   ------------
      Net cash used in operating
       activities                            (5,397,000)    (5,173,000)    (3,241,000)
                                          -------------   ------------   ------------

Cash flows from investing activities
  Proceeds from sale of divisions                    -         500,000             -
  Software development costs incurred          (434,000)      (495,000)            -
  Purchase of property and equipment            (70,000)      (400,000)       (72,000)
  Purchase of software license                       -        (720,000)            -
  Proceeds from notes receivable                     -         500,000        563,000
  Business acquisition costs, net of
   cash acquired                                     -         (94,000)            -
                                          -------------   ------------   ------------
      Net cash (used in) provided by
       investing activities                    (504,000)      (709,000)       491,000
                                          -------------   ------------   ------------

Cash flows from financing activities
  Proceeds from issuance of debt and
   notes payable                              1,824,000        178,000        500,000
  Advances under financing agreement                 -              -      11,272,000
  Payments under financing agreement                 -        (484,000)   (11,781,000)
  Principal payments on debt and notes
   payable                                     (303,000)      (125,000)      (289,000)
  Issuance of preferred and common
   stock, net of offering costs               3,012,000             -       4,112,000
  Proceeds from the exercise of options
   and warrants                                 369,000      6,091,000        150,000
  Repurchase of preferred stock                      -              -         (25,000)
                                          -------------   ------------   ------------
      Net cash provided by financing
       activities                             4,902,000      5,660,000      3,939,000
                                          -------------   ------------   ------------

Net (decrease) increase in cash                (999,000)      (222,000)     1,189,000

Cash - beginning of year                      1,007,000      1,229,000         40,000
                                          -------------   ------------   ------------

Cash - end of year                        $       8,000   $  1,007,000   $  1,229,000
                                          =============   ============   ============

Supplemental disclosure of cash flow information:

Cash paid for:                      Interest
                                  ------------

    2001                          $     42,000
    2000                          $     21,000
    1999                          $    324,000

Supplemental disclosure of non-cash activity:
      Dividends  declared  payable in common stock were  $2,000,  $1,000 and $6,000 for December 31, 2001, 2000 and 1999, respectively.

      During 2001,  500 shares of the series C preferred  stock was converted  into
      1,000,000 shares of common stock.

      During 2001,  $1,500,000  note payable  advances under a credit  facility and
      $40,000 of accrued  interest  were  converted  and  redeemed  into  2,618,066 shares of common stock.

      During 2001,  the Company  issued  90,000 shares of common stock and warrants valued at $285,000 in  connection  with  settlement  of certain legal claims, of which  $137,000  was an  adjustment  to  goodwill  related to the  Cymedix acquisition.

      During 2001, the Company  issued options and warrants  valued at $145,000 for services provided.

      During  2001,  the  Company  issued  829,168  warrants  valued at $506,000 in connection  with a  convertible  note payable  credit  facility.  The Company also recorded  $75,000 for the value of the in-the-money  conversion  feature on the debt.

      During 2001,  shares issued in private placements in connection with its note payable credit facility at below market prices resulted in financing costs of
      $448,000.

      During  2001,  shares  issued  for  conversions  and  redemptions  under  the convertible  notes payable  credit  facility at below market prices  resulted in financing costs of $1,286,000.

      During  2001,  the  Company  issued   warrants  in  connection  with  private
      placements of common stock in connection with its note payable credit facility valued at $415,000.

      During 2001,  the Company wrote off old payroll tax  liabilities  of $100,000 assumed in the Cymedix acquisition which reduced goodwill.

      During 2000,  5.0 units of the 1997 preferred  stock,  185 shares of the 1999
      Series A preferred  stock,  767 shares of the Series B preferred  stock,  and
      1,120 shares of the series C preferred  stock were  converted  into 3,161,342 shares of common stock.

      During  2000,   the  Company   acquired   the  assets  and  assumed   certain
      liabilities of a business from a related party (Note 4).

      During 2000, the Company  disposed of the remainder of its staffing  business
      (Note 2).

      During  2000,  the Company  converted a $400,000  note  payable  into 800,000 shares of common stock.

      During 1999, the  Company  issued a $500,000  convertible  note  payable with warrants  to purchase  common  stock,  of which  $100,000  of  principal  was converted  into  200,000  shares of common  stock.  The warrant was valued at
      $238,000 and recorded as additional interest expense.

      During 1999, the Company  converted  $635,000 of preferred  stock  redemption payable into 2,115,241 shares of common stock.

      During  1999,  4.50 units of the 1996  preferred  stock,  14.50  units of the
      1997 preferred  stock,  1,015 shares of the 1999 series A preferred  stock, and
      1,015 shares of the series B preferred stock were  converted  into  3,161,342 shares of common stock.

                  See notes to consolidated financial statements.

                             MEDIX RESOURCES, INC.

                   Notes to Consolidated Financial Statements

Note 1 - Description of Business and Summary of Significant Accounting Policies

Medix  Resources,  Inc. and  subsidiary  (the  Company),  main business  focus is a
suite  of  fully  secure,   patented  Internet   communication   software  for  the
healthcare  industry.   The  Company  divested  its  remaining  healthcare  related staffing businesses in February of 2000 (Note 3).

Principles of Consolidation

The accompanying  consolidated  financial  statements include the accounts of Medix
Resources,  Inc.  and its  subsidiary,  Cymedix  Lynx  Corporation  (Cymedix).  All intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of financial  statements in conformity  with accounting  principles generally  accepted in the United  States of America  requires  management  to make
estimates  and  assumptions   that  affect  the  reported  amounts  of  assets  and
liabilities,  disclosures of contingent  assets and  liabilities at the date of the financial  statements and the reported  amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Concentrations of Credit Risk

The Company  grants  credit in the normal  course of business to  customers  in the
United States. The Company  periodically  performs credit analysis and monitors the financial condition of its customers to reduce credit risk.

Fair Value of Financial Instruments

The  carrying  amounts of  financial  instruments  including  accounts  receivable, notes  receivable,  accounts  payable and accrued expenses  approximate  their fair value as of December 31, 2001 and 2000 due to  the  relatively  short  maturity  of these instruments.

The  carrying  amounts of notes  payable  and debt  issued  approximate  their fair value as of December 31, 2001 and 2000 because interest rates on these  instruments approximate market interest rates.

Revenue Recognition

We earn revenue as transaction  services are provided to our customers  throught the use of our suite of  communication  software,  and currently do not generate
any  revenue  from  the  licensing,   slae  or  installation  of  our  suite  of
communication software.

We  recognize  revenue  is earned  when the  communication  transaction  has bee completed by the customner,  persuasive evidence of the terms of the arrangement exist,  our fee is fixed and  determinable,  and  collectibility  is  reasonably assured. Delivery takes place electronically when the customer has completed the exchange  (transmission or receipt) of data.  Revenue is charged to the customer on a per  transaction  basis as each  transaction  is  completed  and is  billed monthly.

Income Taxes

The  Company   recognizes   deferred  tax  liabilities  and  assets  based  on  the
differences  between  the tax basis of assets and  liabilities  and their  reported amounts in the  financial  statements  that will  result in  taxable or  deductible amounts in future  years.  The Company's  temporary  differences  result  primarily from capitalized  software  development costs,  depreciation and amortization,  and net operating loss carryforwards.

Property and Equipment

Property and equipment is stated at cost.  Depreciation  is provided  utilizing the straight-line  method over the  estimated  useful lives for owned  assets,  ranging from 3 to 7 years.

Software Development Costs

The Company  applies the provisions of Statement of Position 98-1,  "Accounting for
Costs of Computer  Software  Developed for Internal Use". The Company  accounts for costs  incurred in the  development of computer  software as software  research and development  costs until the preliminary  project stage is completed.  Direct costs incurred  in the  development  of software  are  capitalized  once the  preliminary project  stage is  completed,  management  has committed to funding the project and completion  and use of the  software  for its intended  purpose are  probable.  The
Company  ceases  capitalization  of  development  costs once the  software has been substantially  completed  and is ready for its intended use.  Software  development costs  are  amortized  over  their  estimated  useful  lives of five  years.  Costs associated with upgrades and enhancements  that result in additional  functionality are capitalized.

Financing Costs

The  company   records  as  financing   costs  in  its   statement  of   operations
amortization  of  in-the-money  conversion  features on convertible  debt accounted for in  accordance  with  EITF  98-5 and  00-27,  amortization  of  discounts  from
warrants   issued   with  debt  securities  in  accordance  with  APB  No.  14  and amortization of discounts resulting  from  other  securities  issued in  connection with  debt  based  on  their relative fair values,  and any value  associated  with inducements to convert debt in accordance with FASB 84.

Intangible assets

Intangible  assets are stated at cost,  and  consist  of  goodwill,  which is being amortized using the straight-line method over fifteen years.

The  Company  reviews  its  long-lived  asset  for  impairment  whenever  events or changes in  circumstances  indicate  that the carrying  amount of the asset may not be recovered.  The Company looks  primarily to the  undiscounted  future cash flows of  its  acquisition  in  its  assessment  of  whether  or not  goodwill  has  been impaired.

Reclassifications

Certain amounts in the 2000 and 1999  consolidated  financial  statements have been reclassified to conform to the 2001 presentation.

Advertising Costs

The Company expenses advertising costs as incurred.

Advertising  expenses were $23,000, $36,000 and $45,000 for the years ended December
31, 2001, 2000 and 1999.

Basic Loss Per Share

The Company  applies the provisions of Statement of Financial  Accounting  Standard
No. 128,  "Earnings  Per Share" (FAS 128).  All dilutive  potential  common  shares have an  antidilutive  effect on diluted per share amounts and therefore  have been excluded in determining  net loss per share.  The Company's  basic and diluted loss per  share  are  equivalent  and  accordingly  only  basic  loss per share has been presented.

For the  years  ended  December  31,  2001,  2000 and  1999  total  stock  options, warrants and  convertible  debt and preferred  stock of 14,693,254,  13,767,143 and
23,109,003,  were not  included  in the  computation  of  diluted  loss  per  share because  their  effect was  antidilutive,  however,  if the company were to achieve profitable operations in the future, they could potentially dilute such earnings.

Recently Issued Accounting Pronouncements

In July 2001,  the FASB issued SFAS Nos. 141 and 142 " Business  Combinations " and
" Goodwill  and other  Intangible  Assets ".  Statement  141  requires all business combinations  initiated  after June 30, 2001 to be accounted for using the purchase method.  Under the  guidance of  Statement  142,  goodwill is no longer  subject to amortization  over its estimated useful life.  Rather,  goodwill will be subject to at least an annual  assessment  for  impairment by applying a fair value base test.
Statement 142 is effective for financial  statement  dates  beginning after January
1, 2001.  Goodwill  will be tested for  impairment  at the time of adoption  and on an annual  basis.  As allowed  under  Statement  142, the Company will complete its goodwill  impairment  test  within the first six months of the  fiscal  year.  As a result of Statement  142, the Company will no longer be  recognizing  approximately
$155,000 in annual amortization expense related to goodwill.

In August  2001,  the FASB issued SFAS No. 143,  "Accounting  for Asset  Retirement
Obligations."  SFAS No. 143  requires  the fair value of a  liability  for an asset retirement  obligation  to be recognized in the period in which it is incurred if a reasonable  estimate of fair value can be made.  The  associated  asset  retirement costs are  capitalized  as part of the  carrying  amount of the  long-lived  asset.
SFAS No. 143 is  effective  for the Company for fiscal years  beginning  after June
15,  2002.  The  Company  believes  the  adoption  of this  statement  will have no material impact on its consolidated financial statements.

In October 2001,  the FASB issued SFAS No. 144,  "Accounting  for the Impairment or
Disposal  of  Long-Lived  Assets."  SFAS No. 144  requires  that  those  long-lived assets be  measured at the lower of  carrying  amount or fair  value,  less cost to sell,  whether  reported  in  continuing  operations  or  discontinued  operations.
Therefore,  discontinued  operations  will no longer be measured at net  realizable value or include  amounts for  operating  losses that have not yet  occurred.  SFAS
No. 144 is effective for  financial  statements  issued for fiscal years  beginning after December 15, 2001 and, generally, is to be applied prospectively.

Note 2 - Going Concern

The accompanying  financial  statements have been prepared on a going concern basis which  contemplates  the  realization  of assets and  liquidation of liabilities in the ordinary course of business.

Management's Plan for Continued Existence

The  Company  has  incurred  operating  losses  for the  past  several  years,  the majority  of which are  related  to the  development  of the  Company's  healthcare connectivity  technology and were fully  anticipated  by  management.  These losses have produced operating cash flow deficiencies, and negative working capital  which raise  substantial  doubt  about  its  ability  to  continue  as  a going  concern.
Management has secured an equity line of credit, as further  described  in  Note 8, and  management  is presently  in  discussions  regarding  alternative  sources  of additional  equity  capital,  which  would  enable  the Company to continue to fund operations until such time as revenues from the  Company's  internet  communication products  for  the  healthcare  industry  will  be  sufficient to fund  operations.
Management reports that progress continues with regard to new  strategic  alliances with  major  healthcare  organizations  as  well  as  in  advancing  the  Company's existing  alliances  from the "pilot program" stage toward the "production contract stage".

Note 3 - Discontinued Operations

In February  2000,  the Company  closed on the sale of the assets of its  remaining staffing  businesses  for  $1,000,000.  The purchase  price was paid with  $500,000
cash  at  closing  and  the  Company   receiving  a  $500,000   subordinated   note
receivable.  The note  provided  for  interest  at prime plus 1% and was due in May of 2001.  The note was repaid on December  29,  2000.  This sale was the final step of a plan  approved by the board of directors  in December  1999 for the Company to divest  itself of the  staffing  businesses  and focus its efforts on its  internet communication software products for the healthcare industry.

The  accompanying  financial  statements  reflect the results of  operations of the
remaining   staffing   businesses  as  a   discontinued   business   segment.   The
discontinued  results of  operations  include  those  direct  revenues and expenses
associated  with  running  the  remaining   staffing   businesses  as  well  as  an
allocation of corporate costs.

The  results  of  operations  of  the  Company's  discontinued  remaining  staffing businesses are as follows:

                                                             For the Years Ended
                                                                 December 31,
                                                         ---------------------------
                                                              2000          1999
                                                         ---------------------------

Revenue                                                  $   1,128,000  $ 10,812,000
Direct costs of services                                       927,000     8,472,000
                                                         ---------------------------
Gross margin                                                   201,000     2,340,000
                                                         ---------------------------
Selling, general and administrative                            219,000     2,193,000
Interest expense                                                18,000       446,000
Litigation settlement                                          137,000            -
                                                         ---------------------------

Net loss                                                 $    (173,000) $   (299,000)
                                                         ===========================

During the fourth  quarter  of 2000,  the  Company  wrote off  unrealizable  assets related to the  discontinued  operations in the amount of $43,000,  and $322,000 in remaining  related  liabilities.  The  net  write-off  of  assets  and  liabilities totaling $279,000,  less net assets acquired by the purchaser of $77,000,  has been recorded  as an  increase  of  $202,000  to  the  gain  from  the  disposal  of the remaining staffing businesses as of December 31, 2000.

During the first quarter of 2000,  the Company  reported the following  gain on the disposal of the assets of its remaining staffing businesses:

Sales price                                              $  1,000,000
Accounts receivable collection costs                         (100,000)
                                                         ------------
                                                              900,000
Net assets acquired, liabilities assumed and
liabilities written off                                       202,000
                                                         ------------
Gain on disposal of the remaining staffing businesses       1,102,000
Loss from operation of the remaining staffing
businesses through the disposal date                         (173,000)
                                                         ------------

Net gain on disposal of the remaining staffing
businesses                                               $    929,000
                                                         ============

Also as  previously  noted the  purchaser  did not acquire the  Company's  accounts receivable  as  part of the  sale.  However,  in  connection  with  the  sale,  the purchaser  will  collect the  Company's  receivables  and remit the proceeds to the
Company net of a 10% collection fee. The $100,000  reflected  above  represents the
Company's  estimate of the collection  costs to be paid to purchaser for performing this function.

Note 4 - Acquisition of Assets

On  March  1,  2000,  the  Company   purchased  the  assets  and  assumed   certain
liabilities of Automated  Design  Concepts,  Inc., an entity owned by a director of the Company,  for the issuance of 60,400  shares of common stock valued at $374,000 and a payment of  $100,000.  The Company  also  entered  into a two-year  lease for
$1,000 per month  expiring in February  2002.  Assets  purchased  include  cash and accounts receivable.

The purchase was accounted for under the purchase  method.  The purchase  price was allocated  to the  assets  purchased  and  liabilities  assumed  based  on the fair market values at the date of acquisition as follows:

Cash                                                     $      6,000
Accounts receivable                                            27,000
Goodwill                                                      487,000
Accounts payable                                              (41,000)
Accrued liabilities                                            (5,000)
                                                         ------------

                                                         $    474,000
                                                         ============

The  results  of  operations  have  been  reflected  from the  date of  acquisition forward.  The resulting goodwill is being amortized over 15 years.

During  the third  quarter  of 2001,  the  Company  discontinued  operation  of its
Automated  Design  Concepts  division to focus on its core  business  and as a cost saving  measure.  As a result,  $443,000 of  impairment  expense has been  included in  Consolidated  Statements  of Operations  for the year ended  December 31, 2001.
This amount  represents  the  unamortized  balance of the investment at the time of discontinuance.

The  following  table  summarizes  the  unaudited  pro forma results of the Company giving  effect to the  acquisition  as if it had  occurred on January 1, 2000.  The unaudited pro forma  information  is not  necessarily  indicative of the results of operations  of the Company had this  acquisition  occurred at the  beginning of the years presented, nor is it necessarily indicative of future results.

                                                             For the Years Ended
                                                                 December 31,
                                                         ---------------------------
                                                              2000          1999
                                                         ---------------------------

Sales                                                    $     440,000  $    569,000
                                                         ===========================

Net income (loss)                                        $  (5,408,000) $ (4,816,000)
                                                         ===========================

Loss per share                                           $       (0.13) $      (0.20)
                                                         ===========================

Note 5 - Balance Sheet Disclosures

Software development costs consist of the following:
                                                                 December 31,
                                                         ---------------------------
                                                              2001          2000
                                                         ---------------------------
Software development costs                               $     929,000 $     495,000
Less accumulated amortization                                 (280,000)     (124,000)
                                                         ---------------------------
                                                         $     649,000 $     371,000
                                                         ===========================

Annual  amortization  expense,  which is included in costs of services provided was
$156,000  and   $124,000   for  the  years  ended   December  31,  2001  and  2000,
respectively.

Property and equipment consists of the following:
                                                                 December 31,
                                                         ---------------------------
                                                              2001          2000
                                                         ---------------------------
Furniture and fixtures                                   $     103,000 $      91,000
Computer hardware and purchased software                       609,000       552,000
Leasehold improvements                                          29,000        28,000
                                                         ---------------------------
                                                               741,000       671,000
Less property, plant and equipment - accumulated
 depreciation                                                 (376,000)     (253,000)
                                                         ---------------------------
                                                         $     365,000 $     418,000
                                                         ===========================

Depreciation expense was $123,000, $97,000 and $86,000 for the years ended
December 31, 2001, 2000 and 1999, respectively.

Intangible assets consist of the following:
                                                                 December 31,
                                                         ---------------------------
                                                              2001          2000
                                                         ---------------------------
Goodwill acquired through Cymedix acquisition            $   2,369,000 $   2,332,000
Goodwill acquired through the Automated Design
 Concepts, Inc. acquisition                                         -        487,000
License agreement with ZirMed.com                                   -        720,000
                                                         ---------------------------
                                                             2,369,000     3,539,000
Less accumulated amortization                                 (634,000)     (520,000)
                                                         ---------------------------
                                                         $   1,735,000 $   3,019,000
                                                         ===========================

Amortization expense was $209,000, $205,000, and $157,000 for the years ended
December 31, 2001, 2000 and 1999, respectively.

During  the third  quarter  of 2001,  the  Company  discontinued  operation  of its
Automated  Design  Concepts,  division,  and terminated its license  agreement with
ZirMed.com.  As a result,  $1,111,000  of  impairment  expense has been included in the  Consolidated  Statements of Operations  for the year ended  December 31, 2001.
This amount  represents the  unamortized  balance of each investment at the time of discontinuance.

Accrued expenses consists of the following:
                                                                 December 31,
                                                         ---------------------------
                                                              2001          2000
                                                         ---------------------------
Accrued payroll and benefits                             $     294,000 $     310,000
Accrued professional fees                                       57,000        60,000
Accrued license fees                                            53,000            -
Other accrued expenses                                          29,000        21,000
Accrued interest                                                17,000            -
                                                         ---------------------------
                                                         $     450,000 $     391,000
                                                         ===========================

At various  times  during  2001,  the  Company  was  delinquent  with  payroll  tax deposits.  At December 31, 2001 and 2000,  $131,000 and $200,000,  respectively was accrued for  estimated  taxes,  interest and  penalties.  During 2001,  the Company wrote off $100,000 of previously  recorded accrued payroll tax liabilities  assumed in the Cymedix  acquisition  as management  determined the Company was over accrued and has recorded the write-off as an adjustment to previously recorded goodwill.

Note 6 - Long-Term Debt

Long-term debt consists of:
                                                                 December 31,
                                                         ---------------------------
                                                              2001          2000
                                                         ---------------------------
Notes  payable - finance  company,  interest  accrues at
 7%,  monthly  payments  of  principal  and  interest of
 $23,730 are payable through July 2002.                  $     140,000 $     115,000

Notes  payable - finance  company,  interest  accrues at
 7%,  monthly  payments  of  principal  and  interest of
 $1,417 are payable through October 2002.                       18,000        22,000
                                                         ---------------------------
                                                               158,000       137,000
      Less current portion                                    (158,000)     (137,000)
                                                         ---------------------------

                                                         $          -  $          -
                                                         ===========================

Convertible Promissory Note

In  October  1999,  the  Company  raised  approximately  $488,000  net of  expenses through the issuance of a $500,000  14%  Convertible  Promissory  Note and warrants to purchase  500,000  shares of the Company's  common stock at $.50 per share.  The
$500,000 in  principal  plus accrued  interest  was payable on June 28,  2000.  The note was  convertible  into the  Company's  common stock at a  conversion  price of
$.50 per  share,  for the first 90 days  outstanding,  and at the lower of $.50 per share or 80% of the lowest  closing bid price for the Common  Stock during the last five trading days prior to  conversion,  for the  remaining  life of the note.  The note was  secured  by the  intellectual  property  of the  Company's  wholly  owned subsidiary  Cymedix Lynx  Corporation.  The warrants were recorded as a discount on the debt valued at $238,000  using the  Black-Scholes  option  pricing  model using assumptions  of life of 3 years,  volatility  of 225%, no dividend  payment,  and a risk-free  rate of 5.5%.  The  discount  was fully  amortized at December 31, 1999, as the  remaining  debt of $400,000 at December 31, 1999,  was converted in January
2000 into 800,000 shares of common stock and the security interest released.

Convertible Note Payable Credit Facility

In December  2000, the Company  obtained a credit  facility under which it issued a convertible  promissory  note  and  common  stock  purchase  warrants.  The  credit facility  provided  that the Company could draw against this facility in increments as follows:  $750,000  upon  closing,  which  occurred  January 10, 2001;  $250,000 within 10 days of an effective  registration  statement,  which  occurred  February
13, 2001;  and $500,000  draws at the 60th day, 90th day and the 150th day from the effective  registration  statement.  These  advances  could  be  made  only  if the
Company's  common stock price  remained  above $1 for five  business  days prior to the draw.  During the draw down  periods,  the Company  drew  $1,500,000  under the convertible  note.  Advances under the convertible  note bear interest at an annual rate of 10% and provide for  semi-annual  payments on July 10, 2001 and January 10,
2002. All outstanding  balances under this  arrangement  were converted or redeemed during 2001 into common shares.  The note payable  balance was  convertible at $.90 per share for up to the  first  $750,000  and any  remaining  balance  at $1.00 per share.  The  initial  $750,000  draw on this  arrangement  has an imputed  discount recorded,  which was valued at $75,000 for the  "in-the-money"  conversion  feature of the first  advance.  In addition,  the  noteholder can force a redemption of the note or any  portion  thereof,  for  either  cash or  stock  at the  option  of the
Company,  but if for stock,  at a redemption  price of eighty (80%)  percent of the
Volume  Weighted  Market  Price (as  defined)  per common  share  during the twenty
Trading Days ending on the day of the notice delivered by the holder.

In  connection  with  this  credit  facility,  the  Company  also  agreed  to issue warrants  to  purchase  common  stock to the holder of the  convertible  promissory note. The Company issued 750,000  warrants in connection  with drawdowns  under the convertible  note.  The warrants  have an exercise  price of $1.75 and terms of two years from the date of  issuance.  The  Company  also  issued  54,167  warrants  to purchase  common stock to two finders  assisting with the  transaction.  The finder warrants also have terms of two years and an exercise price of $1.75.

The Company has imputed  values for the 750,000 and 54,168  warrants  issued to the provider of the credit  facility  and the finders  using the  Black-Scholes  Option pricing  model.  The first  500,000  warrants  issued to the provider of the credit facility  were valued at $249,000  and have been  treated as a discount on the debt to be amortized  over its remaining  life. The related  54,168  warrants  issued to finders  which  have been  recorded  as debt  issue  costs and  amortized  over the remaining  life  of  the  debt.  In  connection  with  the  final  draw  under  the credit  facility in May,  the Company  issued  250,000  warrants to the provider of the credit  facility.  The 250,000  warrants  issued to the  provider of the credit facility  were valued at $209,000  using the  Black-Scholes  pricing model and have been treated as a discount on the debt to be  amortized  over its  remaining  life.
In connection  with the final draw under the credit  facility,  The Company  issued warrants  to  purchase  25,000  shares  issued to the  finders.  The  total  finder warrants  have  been  valued at  $48,000  using  the  Black-Scholes  option-pricing model,  and have been  treated as a discount on the debt to be  amortized  over its remaining  life.  The  values of all  warrants  issued  under  this  facility  were determined  using the following  assumptions;  lives of two years,  exercise prices of $1.75, volatility of 117%, no dividend payment and a risk-free rate of 5.5%.

During February 2001,  $100,000 of the convertible  note was converted into 111,111 shares of common  stock.  During the period April  through  September,  $900,000 of the  note was  redeemed.  These  redemptions  were  satisfied  by the  issuance  of
1,384,661  shares of common  stock.  During  October 2001,  the remaining  $500,000 convertible  note was  redeemed  by the  issuance  of  1,069,368  shares  of common stock.  During July 2001,  52,928  shares of common  stock was issued as payment of accrued  interest of $40,000  through  July 10,  2001.  As a result of  conversions and  redemptions at modified conversion prices  $1,286,000 of financing  costs were recorded  reflecting  the  intrinsic  value  of the share differences from issuable shares at the date the advances were received.

During  March  2001,  the  Company,  under an  amendment  to its  convertible  note payable credit facility,  received  $350,000 from the credit facility  provider for the  issuance  of  636,364  shares  of its  common  stock  as a  private  placement transaction.  As  a  part  of  this  common  stock  issuance,  the  Company  issued warrants to purchase  636,364  shares of common stock at $.80 per share with a term of two years from the date of issuance.  As a result of the warrant  issuance,  the
Company has recorded  financing  expense of $262,000 in the accompanying  financial
statements,   using  the  Black-Scholes  option-pricing  model.  The  company  also issued  warrants to purchase  63,636  shares of common stock at $.80 per share with a  term  of two  years  to two  finders  assisting  the  transaction.  The  finders warrants  have been valued at $40,000  using the  Black-Scholes  pricing  model and have been included as financing  costs in the  accompanying  financial  statements.
The  calculated  values were computed using the following  assumptions:  lives of 2 years,  exercise  prices of $.80,  volatility of 117%,  no dividend  payments and a risk free rate of 5.5%.

During the period May through December 2001, the Company received  $850,000,  under a second  amendment to the credit  facility,  for the issuance of 1,235,944  shares of its common stock, in additional  private  placement  transactions.  As a part of these common  stock  issuances,  the Company  issued  warrants to purchase  168,919 shares of common  stock at $1.00 per share  with a term of two years  from the date of issuance.  The Company has recorded  finanacing  expense of $113,000  related to
the  warrant  issuance  in  the  accompanying   financial  statements,   using  the
Black-Scholes  option-pricing  model. The calculated values were computed using the following  assumptions:  lives of 2 years,  exercise prices of $.80,  volatility of
117%, no dividend payments and a risk free rate of 5.5%.

As a result of shares issued under the private  placements at below market  prices, which  have been  treated as a  discount  on the debt  based on their  fair  market values at issuance, financing costs of $448,000 have been recorded.

Note 7 - Commitments and Contingencies

Operating Leases

The  Company  leases  office  facilities  in New York,  New  Jersey,  Colorado  and
California and various equipment under non-cancelable operating leases.

Rent expense for these leases was:

                       Year Ending December 31,
                       ------------------------

                                 2001                                  $     396,000
                                 2000                                  $     315,000
                                 1999                                  $     293,000

Future minimum lease payments under these leases are approximately as follows:

                       Year Ending December 31,
                       ------------------------
                                 2002                                  $     550,000
                                 2003                                        413,000
                                 2004                                        309,000
                                 2005                                         26,000
                                                                       -------------
                                                                       $   1,298,000
                                                                       =============

Litigation

In the normal course of business,  the Company is party to litigation  from time to time. The Company  maintains  insurance to cover certain  actions and believes that resolution  of such  litigation  will not have a  material  adverse  effect  on the
Company.

During the fourth  quarter of 1997,  an action was filed against the Company in the
Eastern  District  of New York  under the  caption  New York  Healthcare,  Inc.  v.
International  Nursing  Services,  Inc.,  et al. On February 15, 2000,  the Company
agreed in principle to settle this claim. In connection  with the  settlement,  the
Company  issued a warrant  to  purchase  35,000 of the  Company's  common  stock at
$3.96 per share. The Company  recorded  expense of  approximately  $137,000 related to the  issuance  of the  warrant,  which  has  been  included  in the  results  of
discontinued   operations.   The  warrants  were  valued  using  the  Black-Scholes
pricing model,  using  assumptions of volatility of 273%, no dividend  payments and a risk free rate of 5.5%.

On November 12, 1999, an action was filed in California  Superior Court,  which has since been removed to the U. S. District  Court,  Central  District of  California,
against  Medix  Resources,  Inc.  and its wholly  owned  subsidiary,  Cymedix  Lynx
Corporation.  As of November 3, 2000, a settlement  agreement  was reached  between the  Company and the  plaintiff  whereby the  company  paid the  plaintiff  $66,000 cash,  and issued an option to purchase  50,000 of the  Company's  common  stock at
$.25 per share.  The Company  recorded  expense of  approximately  $102,000 related to the  issuance of the option.  The warrants  were valued using the  Black-Scholes pricing model,  using  assumptions of volatility of 273%, no dividend  payments and a risk free rate of 5.5%.

On June 1, 2000,  an action was filed in the District  Court of the City and County
of  Denver,  Colorado,   against  Medix  Resources,   Inc.,  and  its  wholly-owned
subsidiary,  Cymedix  Lynx  Corporation,  alleging  that a  predecessor  company of
Cymedix Lynx  Corporation  had promised to issue stock options to the plaintiff but had failed to honor  that  promise.  On June 15,  2001,  the matter was  settled by paying the  plaintiff  $35,000  and  issuing  to him 2 year  warrants  to  purchase
195,000  shares of the  Company's  common stock at $.50 per share.  The  settlement was  approved  by the  court on July 6,  2001.  The case  has been  dismissed  with prejudice.  The  warrants  issued in this  settlement  have been valued at $137,000 using the  Black-Scholes  pricing model,  using  assumptions of volatility of 132%, no dividend  payments and a risk-free  rate of 5.5%,  and have been  included as an increase to goodwill in the accompanying  financial  statements,  as a result of an unrecorded liability that existed at the time of the Cymedix merger.

On July 11,  2000,  an  action  was  filed in the  United  States  District  Court,
Southern  District of New York,  against Medix Resources,  Inc.,  alleging that the
Company  granted to plaintiff  the right to purchase  preferred  stock  convertible into the  Company's  common  stock and warrants to purchase  the  Company's  common stock in connection  with the Company's  private  financings  during 1999, and then failed to permit  plaintiff  to exercise  that right.  On May 2, 2001,  the Company agreed to settle the matter by paying  the  plaintiff  $20,000  and  issuing  him a three year warrant  (issued over a 18 month period) to purchase  137,500  shares of the Company's  common stock at $.50 per share.  The  settlement was approved by the
Court on May 3, 2001.  The case has been  dismissed  with  prejudice.  The warrants issued in this  settlement  have been  valued at  $64,000  using the  Black-Scholes pricing model, using assumptions of volatility of 132%, no dividend payments, and a risk-free rate of 5.5%, and have been included  as an  expense  in the Consolidated
Statement of Operations.

On September  27, 2000, an action was filed in the United  States  District  Court,
Eastern  District of New York,  against  Medix  Resources,  Inc.  alleging that the
Company  failed to properly and fully convert the Company's  convertible  preferred stock held by one of the  Plaintiffs,  and had failed to maintain the  registration for public sale with the  Securities and Exchange  Commission of shares  underlying warrants held by both  Plaintiffs.  The Company  settled the  litigation by issuing to one plaintiff  90,000 shares of the Company's  common stock,  valued at $51,000, and  extending  the exercise  period of the warrants of the other  plaintiff  until
December  31,  2003,  valued at  $33,000.  The shares and  warrants  issued in this settlement have been valued at $84,000 using the  Black-Scholes  pricing model, for the modification to the warrant,  using assumptions of a life of 2 years,  exercise price of $1.00,  volatility of 132%, no dividend  payments and a risk-free  rate of
5.5%,  and have been  included  as an  expense  in the  Consolidated  Statement  of
Operations.

On  August  7,  2001,  a former  officer  of the  Company  filed an  action  in the
District  Court of Arapahoe  County,  Colorado,  against the Company and its former
President  and CEO. The plaintiff  alleges (1) breach of an  employment  agreement, a stock option  agreement  and the related  stock  option plan,  (2) a duty of good faith  and  fair  dealing,  and (3)  violation  of the  Colorado  Wage  Claim  Act.
Plaintiff's  seeks  unspecified  damages to be determined at jury trail,  including interest,  punitive  damages,  plaintiff's  attorney  fees, and a 50% penalty under the Colorado  Wage Claim Act. The Company and its  co-defendants  have answered the plaintiff's  complaint,  denying  any  liability.  The  court set  discovery  to be completed  by July  31,  2002,  and the  trial  to  begin  on  September  9,  2002.
Management of the Company  intends to vigorously  defend this action,  and does not expect  any  resolution  of this  matter to have a material  adverse  effect on the
Company's  financial  condition or results of  operation.  Currently an estimate of possible  loss to the Company if  unsucessful  in defending  this action  cannot be made.

On December 17, 2001, Plantiff,  Vision Management  Consulting,  L.L.C., filed suit against us in the  Superior  Court of New  Jersey,  Law  Division  - Essex  County,
entitled Vision Managment Consulting,  L.L.C. v. Medix Resources,  Inc., Docket No.
ESX-L-11438-01.  The  complaint  alleges  breach of  contract,  unjust  enrichment, breach  of duty in good  faith and fair  dealing  and  misrepresentations  by us in connection with a negotiated settlement  agreement,  which had resulted from claims between the parties  arising out of the  termination of operations by our Automated
Design Concepts division earlier in 2001.  Plaintiff seeks  unspecified  damages to be proven at jury trial,  together with attorneys fees,  costs of suit and interest on  judgement,  as well  as  such  further  relief  as the  Court  deems  just  and equitable.  We have answered the plaintiff's  complaint,  denying any liability and setting  forth a  counterclaim  seeking  the award to us of our costs of  defending this  action  and  such  further  relief  as  the  Court  deems  just  and  proper.
Management  intends  to  vigorously  defend  this  action  and does not  expect any resolution  of this  matter to have a  material  adverse  effect  on the  Company's results of  operations or financial  condition.  The Court has appointed a mediator for the case to try to  facilitate a settlement  between the parties.  Currently an estimate of possible loss to the Company if  unsucessful  in defending  this action cannot be made.

Note 8 - Stockholders' Equity

On March 20, 2000, the Company authorized 2,500,000 shares of preferred stock.

1996 Private Placement

In July and  September  1996,  the  Company  completed a private  placement  of 244 units,  each unit  consisting of a share of convertible  preferred  stock,  $10,000 per unit,  $1 par value  ("1996  Preferred  Stock"),  a warrant to  purchase  8,000 shares  of the  Company's  common  stock at $2.50  per  share  and a unit  purchase option to purchase an additional unit at $10,000 per unit.

During  1998,  18.25  units  were  converted   resulting  in  the  issuance  of  an
additional 939,320 shares of common stock in 1998.

During  1999 4.5  units  were  converted  into  241,072  shares  of  common  stock.
Additionally,   the  Company  repurchased  from  another  holder  2.5  units  in  a negotiated  agreement for $25,000.  The Company has 1.0 remaining  unit of its 1996 preferred  stock  outstanding  at December 31, 2001 and 2000.  The  remaining  unit may be converted into the Company's  common stock  including  accrued  dividends at the lesser of $1.25 per common  share or 75% of the prior five day trading  average of the Company's common stock.

1997 Private Placement

In January and February 1997, the Company  completed a private  placement of 167.15
Units,  each unit consisting of one share of convertible  preferred stock,  $10,000 per unit, $1 par value,  "1997 Preferred  Stock",  and a warrant to purchase 10,000 shares of common stock at $1.00 per share.

In 1998,  5.0 units were  converted  resulting in the issuance of 178,950 shares of common stock.

During 1999 14.5 units were converted  into 572,694 shares of common stock.  During
2000, the remaining 5.0 units were converted into 50,000 shares of common stock.

1999 Private Placement

During  1999,  the  Company  initiated  three  private  placement   offerings  each
consisting  of one  share of  preferred  stock  (as  designated)  and  warrants  to purchase  common stock.  There are no dividends  payable on the preferred  stock if a  registration  statement  is filed by a certain date as specified in the offering agreements  and  remains  effective  for  a  two  year  period.  If  dividends  are payable,  the  preferred  stock will  provide for a 10% dividend per annum for each day  during  which the  registration  statement  is not  effective.  The  preferred shares are also  redeemable  at the option of the Company after a date as specified
in  the  offering   agreements  for  $1,000  per  share  plus  any  accrued  unpaid dividends.  In addition,  if a registration  statement is not effective by the date as specified in the offering  agreements  the shares may be redeemed at the request of the holder at $1,000 per share plus any accrued unpaid dividends.

The first  private  placement  consisted of 300 shares of Series A preferred  stock each with 1,000  warrants  for $1,000 per unit,  which  raised  total  proceeds  of
$300,000.  The  warrants  included  with each unit  entitle  the holder to purchase common  shares at $1.00 per share,  expiring  in October  1,  2000.  The  preferred shares are  currently  convertible  into  common  shares at $.25 per  common  share through  March 1, 2003.  During 1999,  115 shares of Series A preferred  stock were converted  into  460,000  common  shares.  During  2000,  185  shares  of  Series A preferred  stock were converted  into 740,000  common  shares.  All of the warrants included with the Series A preferred stock were exercised in 2000.

The  second  private  placement  consisted  of 1,832  shares of Series B  preferred stock each with 2,000  warrants for $1,000 per unit,  which  raised total  proceeds of  $1,816,500  (net of  offering  costs of  $15,500).  The  Company  also issued a warrant to purchase  50,000  shares of common stock at $.50,  which  expires in May
2002,  for  services  rendered  in  connection  with  the  private  placement.  The warrants  included  with each unit entitle the holder to purchase  common shares at
$.50 per share,  expiring in October 1, 2003.  The  preferred  shares are currently convertible  into common shares at $.50 per common share  through  October 1, 2003.
During  1999,  1,015  shares  of  Series B  preferred  stock  were  converted  into
2,030,000  common  shares.  During  2000,  767 shares of Series B  preferred  stock were  converted  into  1,534,000  common  shares.  The warrants are callable by the
Company for $.01 upon thirty days  written  notice.  The Company has not called any of these warrants as of the date hereof.

The third private  placement  consisted of 1,995 shares of Series C preferred stock each with 4,000  warrants  for $1,000 per unit,  which  raised  total  proceeds  of
$1,995,000.  The  warrants,  included  with  each  unit,  entitled  the  holder  to purchase  common  shares  at $.50  per  share,  expiring  in  April  1,  2003.  The preferred  shares are  convertible  beginning  April 1, 2000 into common  shares at
$.50 per common share  through April 1, 2003.  During 2000,  1,120 shares of Series
C preferred  stock were converted into  2,240,000  common shares.  During 2001, 500 shares of Series C preferred  stock were converted into 1,000,000  shares of common stock.  After  April 1, 2000,  the  warrants  are  callable by the Company for $.01 upon  thirty  days  written  notice.  The  Company  has  not  called  any of  these warrants as of the date hereof.

Equity Line

The Company has entered  into an Equity Line of Credit  Agreement  dated as of June
12,  2001,  which  provides  that the Company can put to the  provider,  subject to certain  conditions,  the  purchase  of  common  stock  of the  Company  at  prices calculated  from a formula as defined in the agreement.  Under the  agreement,  the providers  of the Equity  Line of Credit have  committed  to advance to the Company funds in an  amount of up to  $10,000,000,  as  requested  by the  Company,  over a
24-month  period  in  return  for  common  stock  issued  by  the  Company  to  the providers.  The  principal  conditions  to any such  advance,  which may be waived, are as follows:

o     There must be thirteen  stock  market  trading  days between any two requests for advances made by the Company.

o     The  Company  can only  request an advance  if the  volume  weighted  average price of the common  stock as reported  by  Bloomberg  L.P.  for the day before the request is made is equal to or greater than the volume  weighted  average  price as reported by Bloomberg L.P. for the 22 trading days before a request is made.

o     The  Company  will not be able to receive an advance  amount  that is greater than 175% of the  average  daily  volume of its  common  stock  over the 40 trading days prior to the advance request multiplied by the purchase price.

The  purchase  price  for each  advance  will be equal to 91% of the  three  lowest daily volume  weighted  average  prices during the 22 trading days before a request is made.

The Company will receive the amount  requested as an advance  within 10 days of its request,  subject to  satisfying  standard  closing  conditions.  The  issuance  of shares  of  common  stock to the  providers  in  connection  with the  equity  line financing  will be  exempt  from  registration  under  the  Securities  Act of 1933 pursuant  to  Section  4(2)  thereof.  The  Company  has  agreed  to  register  for immediate  re-sale the shares being  issued to the  providers of the Equity Line of
Credit  before any  drawdowns  may occur.  The  Company  has  registered  9,500,000 shares.  The related  Registration  Statement was declared  effective by the SEC on
August 6, 2001.  The  Company  has also  agreed  that its  executive  officers  and directors  will not sell any shares of its  common  stock  during  the ten  trading days following any advance request by the Company.

The Company will pay an aggregate  of 7% of each amount  advanced  under the equity line financing to two parties  affiliated  with the providers of the Equity Line of
Credit for their services  relating thereto.  In addition,  upon the effective date of this  Registration  Statement  registering the securities to be issued under the
Equity Line of Credit,  the Company  issued to those same two parties an  aggregate of 198,020  shares of common  stock,  and on  December  9, 2001 (180 days after the date  of the  Equity  Line of  Credit  Agreement)  the  Company  issued  to them an additional  344,827  shares of our common stock  shares.  In addition,  the Company has paid legal fees in an aggregate amount of  $15,000.

During the period August to December 2001,  the company  received  $1,510,000,  net of  commissions  and escrow fees from nine equity line  advances,  resulting in the issuance  of  2,748,522  shares of  common  stock.  The  542,847  shares  issued to finders in  connection  with the  equity  line,  described  above,  were  valued at
$407,000, additionally the incremental differences of shares issued at below market prices  on  the  line  totaled  $391,000,  both  of which have been  presented as a reduction to net proceeds from the advances received.

Accumulated Deficit

Of the  $34,059,000  cumulative  deficit at December  31, 2001 and  $23,423,000  at
December 31, 2000,  the  approximate  amount  relating to the Company's  technology
business  from  inception  is  $21,112,000  and   $10,631,000,   respectively.   In
addition,  a premium of $2,332,000  was paid upon the  acquisition  of Cymedix Lynx in 1998,  producing a total  investment  of  $23,544,000  at December  31, 2001 and
$12,963,000 at December 31,  2000 in the technology to date.

Stock Options

In May 1988,  the Company  adopted an  incentive  stock  option  plan (ISO),  which provides  for the  grant  of  options  representing  up to  100,000  shares  of the
Company's  common  stock to officers  and  employees  of the Company upon terms and conditions  determined  by the Board of Directors.  Options  granted under the plan are  generally  exercisable  immediately  and expire up to ten years after the date of grant.  Options  are  granted at a price  equal to the market  value at the date of  grants,  or in the  case of a  stockholder  who  owns  greater  than 10% of the outstanding  stock of the  Company,  the  options  are  granted at 110% of the fair market value.

In 1994, the Board of Directors  established,  the Omnibus Stock Plan of 1994 (1994
Plan) and reserved  500,000  shares of the  Company's  common stock for grant under terms,  which could extend through  January 2004.  All options and warrants  issued under  this  plan  are  non-qualified.  Grants  under  the  1994  Plan  may  be  to employees,  non-employee  directors,  and selected  consultants to the Company, and may take the form of  non-qualified  options,  not  lower  than 50% of fair  market value.  To date,  the Company has not issued any  options  below fair market  value at the date of grant.

In 1996, the Board of Directors  established  the 1996 Stock Option Plan (the "1996
Plan")  with  terms  similar  to the  1994  Plan.  The  Board of  Directors  of the
Company  reserved  4,000,000  shares of common  stock for  issuance  under the 1996
Plan.

In August  1999,  the Board of  Directors  established  the 1999 Stock  Option Plan
(the  "1999  Plan"),  which  provides  for the  grant of  incentive  stock  options
("ISOs") to officers and other employees of the Company and  non-qualified  options
to  directors,   officers,  employees  and  consultants  of  the  Company.  Options granted under the plan are generally  exercisable  immediately and expire up to ten years  after  the  date of  grant.  Options  are  granted  at a price  equal to the
market  value  at  the  date  of  grant.   The  Board  of  Directors  has  reserved
10,000,000 shares of common stock for granting of options under the 1999 Plan.

The following table presents the activity for options outstanding:

                                                                           Weighted
                                                Incentive  Non-qualified    Average
                                                  Stock        Stock       Exercise
                                                 Options      Options       Price
                                              ------------ ------------ ------------

Outstanding - December 31, 1998                  3,054,065    1,157,050 $       0.35
      Granted                                    5,050,000      662,500         0.31
      Forfeited/canceled                          (586,188)    (930,366)        0.41
      Exercised                                         -      (256,184)        2.78
                                              ------------ ------------ ------------

Outstanding - December 31, 1999                  7,517,877      633,000         0.32
      Granted                                    2,255,000      110,000         3.82
      Forfeited/canceled                           (10,000)           -         0.25
      Exercised                                 (3,900,235)    (139,499)        0.28
                                              ------------ ------------ ------------

Outstanding - December 31, 2000                  5,862,642      603,501         1.62
      Granted                                    2,289,000           -          0.71
      Forfeited/canceled                          (865,000)     (65,834)        3.03
      Exercised                                 (1,267,142)    (173,500)        0.25
                                              ------------ ------------ ------------

Outstanding - December 31, 2001                  6,019,500      364,167 $       1.40
                                              ============ ============ ============

The  following   table  presents  the   composition  of  options   outstanding  and
exercisable:

                           Options Outstanding                 Options Exercisable
                         -----------------------             -----------------------
Range of Exercise Prices    Number      Price*       Life*      Number      Price*
------------------------ ----------- ----------- ----------- ----------- -----------
      $.19 - .55           2,723,667 $      0.41        7.46   2,601,833 $      0.40
      $.60 - 1.88          2,365,000        0.76        0.54   1,943,750        0.73
      $2.25 - 4.97         1,295,000        4.67        6.45     800,000        4.56
                         ----------- ----------- ----------- ----------- -----------

Total - December 31,
2001                       6,383,667 $      1.40        4.69   5,345,583 $      1.14
                         =========== =========== =========== =========== ===========

*Price and Life reflect the weighted  average  exercise price and weighted  average remaining contractual life, respectively.

The  Company  has  issued  110,000  stock  options to  consultants  which have been valued at $79,000  and  recorded as  consulting  expense,  using the  Black-Scholes options  pricing  model.  The  assumptions  used include  lives ranging from 2 to 5 years,  exercise  prices  ranging  from  $0.67 to  $0.92,  volatility  of 132%,  no dividend payments and a risk free rate of 5.5%.

The Company has adopted the  disclosure-only  provisions  of Statement of Financial
Accounting   Standards  No.  123,   "Accounting  for   Stock-Based   Compensation."
Accordingly,  no  compensation  cost  has  been  recognized  for the  stock  option plans.  Had  compensation  cost for the Company's  option been determined  based on the fair value at the grant  date for  awards  consistent  with the  provisions  of
SFAS No.  123,  the  Corporation's  net loss and basic loss per common  share would have been changed to the pro forma amounts indicated below:

                                                      For the Years Ended
                                                          December 31,
                                          -----------------------------------------
                                               2001           2000          1999
                                          -------------- ------------- ------------

Net loss - as reported                    $(10,636,000)  $ (5,415,000) $ (4,847,000)
Net loss - pro forma                       (12,035,000)   (14,256,000)   (6,136,000)
Basic loss per common share - as reported        (0.21)         (0.13)        (0.30)
Basic loss per common share - pro forma          (0.24)         (0.34)        (0.36)

The fair value of each  option  grant is  estimated  on the date of grant using the
Black-Scholes    option-pricing   model   with   the   following   weighted-average
assumptions used:

                                                      For the Years Ended
                                                          December 31,
                                          ----------------------------------------
                                               2001           2000         1999
                                          -------------- ------------- -----------

Approximate risk free rate                    5.50%          5.50%         5.50%
Average expected life                        5 years       10 years      10 years
Dividend yield                                  0%            0%            0%
Volatility                                     132%          273%          225%

Estimated fair value of total options
granted                                     $1,399,000    $8,841,000    $1,289,000

Warrants

The  Company  has  an  obligation  to  issue  up to  7,000,000  warrants  under  an agreement  with  a  pharmacy  management  company  for  the  Company's  proprietary software to be  interfaced  with core medical  service  providers,  in which one of the  Company's  audit  committee  members  is  a  related  party  to  the  pharmacy
management  company.   The  agreement  provides  for  3,000,000  warrants  with  an exercise  price of $.30,  3,000,000  warrants with an exercise  price of $.50,  and
1,000,000  warrants  with an  exercise  price of $1.75 all  expiring  September  8,
2004.  The  warrants  to  be  issued  by  the  Company  are  granted  in  1,000,000
increments  based  on  certain   performance   criteria.   At  December  31,  1999,
1,000,000   of  the  warrants  had  been  granted  but  were  not  issued  yet.  In connection  with the  obligation  to  issue  the  1,000,000  warrants  earned,  the
Company  recorded  expense of  $1,364,000  valued  using the  Black-Scholes  option pricing  model,  with  assumptions  of 132%  volatility,  no  dividend  yield and a risk-free  rate of 5.5%.  No  warrants  were  granted  during  2000.  During  2001,
850,000  of the  warrants  had been  granted  but were not issued by  December  31,
2001.  In connection  with the  obligation  to issue the 850,000  warrants  earned, the Company  recorded  expense of $590,000  during the third quarter of 2001 valued
using  the   Black-Scholes   option  pricing  model,   with   assumptions  of  132%
volatility, no dividend yield and a risk-free rate of 5.5%.

At December  31,  2001,  the Company will have the  obligation  to grant  5,150,000 warrants under the agreement in the future if the  performance  criteria  specified are met.

The Company also issued and modified  warrant  terms in the  settlement  of certain litigation  (Note  7).  These  warrants  and  modifications  have  been  valued  at
$234,000 using the  Black-Scholes  option pricing model.  (See  assumptions used in
Note 7).

The following table presents the activity for warrants outstanding:

                                                                           Weighted
                                                                            Average
                                                            Number of      Exercise
                                                            Warrants         Price
                                                         ---------------------------

Outstanding - December 31, 1998                              3,463,954 $        1.81
      Issued                                                12,721,000          0.51
      Forfeited/canceled                                     (993,828)          4.84
      Exercised                                              (400,000)          0.31
                                                         ---------------------------

Outstanding - December 31, 1999                             14,791,126          0.53
      Issued                                                    35,000          3.96
      Forfeited/canceled                                      (32,506)          0.71
      Exercised                                            (9,352,620)          0.53
                                                         ---------------------------

Outstanding - December 31, 2000                              5,441,000          0.53
      Issued                                                 2,066,587          1.12
      Forfeited/canceled                                      (36,000)          0.80
      Exercised                                               (22,000)          0.19
                                                         ---------------------------

Outstanding - December 31, 2001                              7,449,587 $        0.69
                                                         ===========================

All of the  outstanding  warrants  are  exercisable  and  have a  weighted  average remaining contractual life of 2.31 years.

Note 9 - Income Taxes

As of December 31, 2000,  the Company has net  operating  loss (NOL)  carryforwards of  approximately  $21,800,000,  which expire in the years 2000 through  2021.  The utilization of the NOL  carryforward  is limited to $469,000 on an annual basis for net operating  loss  carryforwards  generated  prior to September  1996,  due to an effective  change  in  control,  which  occurred  as a result  of the 1996  private placement.  As a result of the  significant  sale of  securities  during 1999,  the
Company's net operating loss  carryforwards  will be further  limited in the future to an annual  amount of  $231,000  due to those  changes in  control.  The  Company
also  has  a  deferred  tax  liability  of   approximately   $221,000   related  to
capitalized   software   development   costs.  The  Company  has  concluded  it  is
currently  more  likely  than not that it will not  realize  its net  deferred  tax asset and  accordingly  has  established  a valuation  allowance  of  approximately
$7,400,000  and  $5,000,000,  respectively.  The change in the valuation  allowance for 2001 and 2000 was approximately $2,413,000 and $1,668,000, respectively.

Note 10 - Employee Benefit Plan

Effective  March 25, 1997, the Company  adopted a defined  contribution  retirement savings plan,  which covers all  employees age 21 or older with one thousand  hours of annual  service.  Matching  contributions  are made by the  Company at $0.25 for each $1 that the employee contributes up to 8% of compensation during 1998.

The  Company  has  certain   violations   under  the  plan,  which  are  considered
reportable  transactions.  The Company  was  delinquent  in filing a complete  Form
5500,  and was  notified by the  Department  of Labor to complete  its filing.  The
Company  has  complied in filing the Form 5500 within the  specified  time  period, however, the Company could be subject to certain penalties as a result.

The  Company's  matching  contributions  vest to the  participant  according to the following vesting schedule:

                           Years of Service
                           ----------------
                                  1                                    10%
                                  2                                    20%
                                  3                                    30%
                                  4                                    40%
                                  5                                    60%
                                  6                                    80%
                                  7                                    100%

Note 11 - Related Party Transactions

Prior to being  elected  to the  board  of  directors  of the  Company  in 1999,  a company  affiliated  with one of the Company's  directors,  entered into agreements with us to provide  executive  search  services and sales and marketing  service to
us. In  connection  with those  agreements,  the Company  issued a 3-year option to acquire up to 25,000 shares of the Company's  common stock at an exercise  price of
$.55 per share.  An expense of  approximately  $13,000  related to the  issuance of the option  was  recorded.  The  Company  paid the  related  company  approximately
$51,000  and  $152,000  during  2001  and  2000,  respectively.  The  Company  also entered into an agreement  with the  affiliated  company for rental  space,  use of clerical  employees  and to pay a portion  of utility  and  telephone  costs.  Rent expense for 2001 and 2000 was approximately $111,000 and $93,000, respectively.

During  2000,  the  Company  paid two  companies  affiliated  with  another  of the
Company's  directors  $118,000 for services and related expenses and  approximately
$66,000 for software  development  and web-site  hosting and  development  services and purchase of computer  equipment.  The Company also  acquired a business  from a director of the Company for $474,000 in 2000 (Note 4).

The Company  also has an  obligation  to issue  warrants  to a pharmacy  management company in which a member of the  Company's  audit  committee  is a related  party, if certain performance criterion are met in the future (Note 7).

The Company has a  consulting  agreement  with one of the  Company's  directors  to assist with  marketing  of the  Company's  products.  The Company paid the director
$0 and $52,000 for such consulting services in 2001 and 2000, respectively.

During July 2001,  the Company  received  $136,000 as a short- term  advance from a related  party,  $50,000 of which was repaid  during  August  2001.  An  additional
$30,000  and  $50,000 was  advanced  to the  company by the  related  party  during
September  and  December  2001,  leaving  an  outstanding  balance of  $166,000  at
December 31, 2001.  The entire amount was repaid during February 2002.

Note 12 - Subsequent Events

The Company  entered  into a secured  convertible  loan  agreement  with a Company, dated February 19, 2002,  pursuant to which we borrowed  $1,000,000  from WellPoint
Health  Networks  Inc.  The loan  becomes  payable on  February  19,  2003,  if not converted  into our common  stock.  The loan earns  annual  interest  at a floating rate of 300 basis  points over prime,  as it is adjusted  from time to time,  which is also  payable at maturity  and may be converted  into common  stock.  Conversion into common  stock is at the option of either  WellPoint  or Medix at a  contingent conversion  price.  The  conversion  price will be either (i) at the price at which additional  shares are sold to other private  placement  investors if Medix obtains written  commitments  for at least an additional  $4,000,000 of equity by the close of business on September 30, 2002,  from persons not  affiliates of WellPoint,  and if such  sales are  closed  by the  maturity  date of the loan,  or (ii) at a price equal to 80% of the  then-current  Fair Market Value (as defined below) if Medix is unable to obtain a written  commitment for the additional  equity investment by the close of business on September  30, 2002 or close the sales by the  maturity  date.
For this purpose,  "Fair Market Value" shall be the average  closing price of Medix common  stock for the  twenty  trading  days  ending on the day prior to the day of
the   conversion.   The  Company  will  be  required  to  record   financing  costs
during the first quarter of 2002 associated  with this loan  agreement  as a result of  the  in-the-money  conversion  feature  totalling  approximately  $70,000.  The
loan   is  secured  by   the   grant  of  a  security  interest   in   all  Medix's
intellectual  property, including its patent,  copyrights  and  trademarks.   While
Medix can cure a default in the repayment of the loan at the fixed   maturity  date
by  the  forced  conversion  of  the  loan  into its common stock, a cross default, breach of  representation  or warranty,  and bankruptcy or similar event of default will trigger the  foreclosure provision of the security agreement.

Note 13 - Summarized Quarterly Results (Unaudited)

The following table presents  unaudited  operating  results for each quarter within the two most recent years.  The Company  believes  that all  necessary  adjustments consisting  only  of  normal  recurring  adjustments,  have  been  included  in the amounts  stated below to present fairly the following  quarterly  results when read in  conjunction  with the  financial  statements.  Results  of  operations  for any particular  quarter are not  necessarily  indicative of results of operations for a full fiscal year.

                                           First        Second          Third           Fourth
                                        Quarter (4)     Quarter      Quarter (2)    Quarter (3),(5)
                                        -----------   -----------   -----------     ---------------
December 31, 2000
   Revenues                             $    64,000   $   126,000   $   104,000      $    32,000
   Operating expenses                     1,054,000     2,011,000     1,455,000        2,090,000
   Gross profit (loss)                       61,000       106,000        31,000          (52,000)
   Loss from continuing operations         (981,000)   (1,849,000)   (1,380,000)      (2,134,000)
   Gain   (loss)   from    discontinued
    operations                              650,000            -             -           279,000
   Net income (loss)                       (331,000)   (1,849,000)   (1,380,000)      (1,855,000)
   Basic earnings (loss) per share (1)        (0.01)        (0.04)        (0.03)           (0.02)
   Diluted earnings (loss) per share (1)      (0.01)        (0.04)        (0.03)           (0.02)

December 31, 2001
   Revenues                             $    30,000   $        -    $        -       $    (1,000)
   Operating expenses                     2,190,000     1,427,000     3,053,000        1,261,000
   Gross profit (loss)                       25,000       (28,000)       (5,000)        (176,000)
   Loss from continuing operations       (2,259,000)   (1,635,000)   (3,183,000)      (2,912,000)
   Net income (loss)                     (2,259,000)   (1,635,000)   (3,183,000)      (2,912,000)
   Basic earnings (loss) per share (1)        (0.05)        (0.03)        (0.06)           (0.07)
   Diluted earnings (loss) per share (1)      (0.05)        (0.03)        (0.06)           (0.07)

(1)  Earnings per share are computed independently for each quarter and the full year based upon respective average shares outstanding.  Therefore,  the sum of the  quarterly  net earnings per share  amounts may not equal the annual amounts reported.

(2)  Included in third  quarter 2001 operating expense is $1,111,000 of expenses related to the impairment of intangible assets. (Note 4)

(3)  Included in fourth  quarter 2001 operating loss is  $1,022,000 in financing costs. (Notes 6 and 8)

(4)  During  the first quarter of 2000, the Company closed on the sale of assets of  its  remaining  staffing  business  and  discontinued these operations.
     (Note 3)

(5)  During  the  fourth  quarter  of  2000, the  Company wrote off unrealizable assets  related to the  discontinued  operations,  and  adjusted  remaining liabilities settled for less than recorded amounts. (Note 3)

                              MEDIX RESOURCES, INC.

                           Consolidated Balance Sheets

                                                  September 30,     December 31,
                                                       2002             2001
                                                           (Unaudited)
                                     Assets
Current assets
  Cash and cash equivalents .....................  $   267,000      $     8,000
  Accounts receivable, trade ....................        1,000             --
  Prepaid expenses and other ....................      240,000          344,000
                                                   -----------      -----------
      Total current assets ......................      508,000          352,000

Software development costs, net .................    1,024,000          649,000
Property and equipment, net .....................      335,000          365,000
Goodwill, net ...................................    1,735,000        1,735,000
                                                   -----------      -----------

Total assets ....................................  $ 3,602,000      $ 3,101,000
                                                   ===========      ===========

                      Liabilities and Stockholders' Equity

Current liabilities
  Notes payable .................................  $    17,000      $   158,000
  Convertible notes payable .....................    1,000,000             --
   Advance from related party ...................       50,000
  Accounts payable ..............................      567,000          851,000
  Accounts payable-related parties ..............      130,000          166,000
  Accrued expenses ..............................      407,000          450,000
  Deferred revenue ..............................      155,000             --
  Accrued payroll taxes interest and penalties ..      131,000          131,000
                                                   -----------      -----------
      Total current liabilities .................    2,457,000        1,756,000
                                                   -----------      -----------

Stockholders' equity
  1996 Preferred stock, 10% cumulative
   convertible, $1 par value; 488 shares
   authorized; 155 shares issued; 1 share
   outstanding ..................................         --               --
  1999 Series B convertible preferred stock,
   $1 par value; 2,000 shares authorized; 1,832
   shares issued; 50 shares outstanding .........         --               --
  1999 Series C convertible preferred stock,
   $1 par value; 2,000 shares authorized; 1,995
   shares issued; 100 and 375 shares
   outstanding ..................................         --               --
  Common stock, $.001 par value; 100,000,000
   authorized; 65,842,599 and 56,651,409 issued
   and outstanding ..............................       66,000           56,000
  Dividends payable with common stock ...........        8,000            7,000
  Additional paid-in capital ....................   39,848,000       35,341,000
  Accumulated deficit ...........................  (38,777,000)     (34,059,000)
                                                  ------------     ------------
      Total stockholders' equity ................    1,145,000        1,345,000
                                                  ------------     ------------

Total liabilities and stockholders' equity ...... $  3,602,000     $  3,101,000
                                                  ============     ============

                See notes to consolidated financial statements.

                             MEDIX RESOURCES, INC.

                 Unaudited Consolidated Statements of Operations

                                   For the Three  For the Three  For the Nine    For the Nine
                                   Months Ended   Months Ended   Months Ended    Months Ended
                                   September 30,  September 30,  September 30,   September 30,
                                       2002           2001           2002            2001
                                   .............  .............  .............   .............

Revenues ......................   $       --      $       --      $     10,000    $     30,000

Direct costs of services ......        103,000           5,000         495,000          38,000
                                  ------------    ------------    ------------    ------------

Gross margin ..................       (103,000)         (5,000)       (485,000)         (8,000)
                                  ------------    ------------    ------------    ------------

Software research and
 development costs ............        153,000         348,000         533,000         947,000

Selling, general and
 administrative expenses ......      1,422,000       1,594,000       3,390,000       4,611,000

Impairment of intangible Assets           --         1,111,000            --         1,111,000
                                  ------------    ------------    ------------    ------------

Net loss from operations ......     (1,678,000)     (3,058,000)     (4,408,000)     (6,677,000)

Other income ..................          2,000          11,000           7,000          11,000

Financing Costs ...............        (43,000)       (121,000)       (246,000)       (346,000)

Interest expense ..............        (13,000)        (15,000)        (71,000)        (64,000)
                                  ------------    ------------    ------------    ------------

Net loss ......................   $ (1,732,000)   $ (3,183,000)   $ (4,718,000)   $ (7,076,000)
                                  ============    ============    ============    ============

Net loss per common share .....   $      (0.03)   $      (0.06)   $      (0.08)   $      (0.14)
                                  ============    ============    ============    ============

Weighted average shares
outstanding ...................     63,767,646      51,267,407      60,698,928      49,308,780
                                  ============    ============    ============    ============

Had the Company adopted FAS 142 as of January 1, 2001, the historical amounts previously reported would have been adjusted to the following:

Net (loss) as reported                             $(3,183,000)                $(7,076,000)
Add back:  Goodwill amortization                      39,000                     121,000
                                                   -----------                 -----------

Adjusted net loss                                  $(3,144,000)                $(6,955,000)
                                                   ===========                 ===========

Basic and diluted  loss per share
as reported                                        $    (0.06)                 $    (0.14)
                                                   ==========                  ==========

Goodwill amortization                              $      --                   $      --
                                                   ===========                 ==========

Adjusted loss per share                            $    (0.06)                 $    (0.14)
                                                   ==========                  ==========

                See notes to consolidated financial statements.

                            MEDIX RESOURCES, INC.

                 Unaudited Consolidated Statements of Cash Flows

                                                               For the Nine Months
                                                               Ended September 30,
                                                          ---------------------------
                                                               2002           2001
                                                          ------------    -----------
Cash flows from operating activities
  Net loss .............................................   $(4,718,000)   $(7,076,000)
  Adjustments  to  reconcile  net  income  (loss) to net
   cash flows (used in) provided by operating activities
    Depreciation and amortization ......................       238,000        375,000
    Amortization  of  discount  and  warrants-
     convertible debt ..................................        70,000        374,000
   Options  and  warrants  issued  in  conjunction  with
    stock issuance, services and for litigation
    settlements, respectively ..........................       177,000        503,000
   Options  and  warrants  issued  in for  consulting
    services ...........................................        92,000           --
   Write off of unrecoverable intangible assets, net              --        1,111,000
   Write off of leasehold improvements .................         7,000           --
   Net changes in current assets and current liabilities       589,000      1,130,000
                                                           -----------    -----------
      Net cash flows  (used in)  provided  by  operating
       activities ......................................    (3,545,000)    (3,583,000)
                                                           -----------    -----------
Cash flows from investing activities
  Software development costs incurred ..................      (522,000)      (366,000)
  Purchase of property and equipment ...................       (69,000)       (66,000)
                                                           -----------    -----------
      Net cash flows (used in) investing activities ....      (591,000)      (432,000)
                                                           -----------    -----------
Cash flows from financing activities
  Advances received on convertible note ................     1,000,000      1,500,000
  Advances from related party ..........................        50,000           --
  Proceeds from short term borrowings-related parties ..       155,000           --
  Repayment of short term borrowings-related parties ...      (191,000)          --
  Payments on capital leases and debt ..................      (208,000)      (130,000)
  Proceeds from the issuance of common stock, net of
   offering costs ......................................     3,474,000      1,481,000
  Net proceeds from exercise of options and warrants ...       115,000        230,000
                                                           -----------    -----------
      Net cash  flows  provided  by (used in)  financing
       activities ......................................     4,395,000      3,081,000
                                                           -----------    -----------

Net increase (decrease) in cash and cash equivalents ...       259,000       (934,000)
Cash and cash equivalents at beginning of period .......         8,000      1,007,000
                                                           -----------    -----------

Cash and cash equivalents at end of period .............   $   267,000    $    73,000
                                                           ===========    ===========

Non-cash and investing and financing activities for the nine months ended September 30,
 2002:

      Options and warrants valued at $92,000 for services provided.
      Options valued at $132,000 as financing costs issued to an officer for past financial support.
      An accrued liability of $590,000 for warrants earned in 2001 was satisfied by issuing the warrants.
      Warrants issued to related party in connection with advances provided valued at
       $45,000.
      In-the-money conversion feature on convertible debt valued at $70,000.
      Financed insurance policies of $65,000 by issuing a note payable.

Non-cash and investing and financing activities for the nine months ended September 30,
 2001:

      Conversion of preferred stock into common stock.
      Conversion of $1,000,000 note payable into 1,618,477 shares of common stock.
      Financed insurance policies of $3,000 by issuing a note payable.

                See notes to consolidated financial statements.

                              MEDIX RESOURCES, INC.

              Notes to Unaudited Consolidated Financial Statements

Note 1 - Summary of Significant Accounting Policies

The consolidated  financial statements are unaudited and reflect all adjustments
(consisting only of normal recurring adjustments),  which are, in the opinion of management,  necessary for a fair  presentation  of the  financial  position and operating results for the interim periods. The unaudited  consolidated financial statements  as of September  30, 2002 have been  derived from audited  financial statements.  The unaudited  consolidated  financial  statements contained herein should be read in  conjunction  with the financial  statements and notes thereto contained  in the  Company's  Form 10-K for the fiscal year ended  December  31,
2001. The results of operations for the nine months ended September 30, 2002 are not  necessarily  indicative  of the results  for the entire  fiscal year ending
December 31, 2002.

Cost of Services Provided

Cost of services provided includes amortization of software development costs on projects ready for their intended use, license and data service fees.

Note 2 - Goodwill

                                                          September 30,
                                                               2002
                                                          -------------
  Goodwill acquired through the Cymedix acquisition        $ 2,369,000
  Less accumulated amortization                               (634,000)
                                                           -----------
                                                           $ 1,735,000
                                                           ===========

The Company has  completed  step one,  impairment  review of FAS 142,  effective
January  1,  2002,  and has  determined  that  the fair  value of that  goodwill associated  with its Cymedix  reporting unit using a discounted cash flow method had no impairment.

Note 3 - Equity Transactions

The Company  received  proceeds of $114,750  from the exercise of stock  options resulting  in the  issuance of 315,000  shares of common  stock during the first three quarters of 2002.

Equity Line

The Company had entered into an Equity Line of Credit Agreement dated as of June
12, 2001,  which was terminated by the mutual agreement of the parties on August
6, 2002. During the period January to April 2002, the Company received $972,000, net of commissions and escrow fees from eight equity line advances, resulting in the issuance of 1,954,715 shares of common stock.

Warrants

As of February 18,  2002,  the Company  executed a Amended and  Restated  Common
Stock Purchase Warrant  obligating the Company to issue up to 7,000,000 warrants under  an  agreement  with a  pharmacy  management  company  for  the  Company's proprietary  software to be interfaced with core medical service  providers,  in which one of the  Company's  audit  committee  members is a related party to the pharmacy management company.  The agreement provides for 3,000,000 warrants with an exercise  price of $.30,  3,000,000  warrants with an exercise price of $.50, and 1,000,000 warrants with an exercise price of $1.75 all expiring September 8,
2004.  The right to exercise  the  warrants  are earned in  increments  based on certain performance  criteria.  At September 30, 2002, 1,850,000 of the warrants had been earned.

The Company has the obligation to provide  5,150,000  warrants under the Amended and Restated  Common  Stock  Purchase  Warrant in the future if the  performance criteria specified are met.

The agreement  provides for a total of 5,150,000  remaining  warrants under five
performance   criteria   categories   which  can  be  earned  in  any  order  or
concurrently.  Had  all  of  the  remaining  performance  criteria  been  met at
September 30, 2002, the fair value of the related warrants and resulting expense would have been  approximately  $  $1,691,000,  using the  Black-Scholes  option pricing  model,  with  assumptions of 121%  volatility,  no dividend yield and a risk-free rate of 5.5%.

Convertible Loan

The Company entered into a secured convertible loan agreement dated February 19,
2002 with  WellPoint  Health  Networks  Inc. in which a member of the  Company's audit  committee is a related party,  pursuant to which we borrowed  $1,000,000.
The loan would have become  payable on February 19, 2003, if not converted  into our common  stock.  The loan earned  annual  interest at a floating  rate of 300 basis  points over prime,  as it is adjusted  from time to time,  which was also payable at maturity  and may be converted  into common  stock.  Conversion  into common  stock was at the  option of either  WellPoint  or Medix at a  contingent conversion price. The Company recorded  financing costs during the first quarter of 2002  associated  with this loan  agreement  as a result of the  in-the-money conversion  feature  totaling  $70,000.  The loan was  secured by the grant of a security interest in all Medix's  intellectual  property,  including its patent, copyrights and trademarks. Medix converted the principal of and interest accrued on the note into  2,405,216  common  shares on  October 9,  2002.  The  security interest in Medix's intellectual property was also released.

The Company  received a $50,000  advance from a director of the Company,  during
July  2002.  The  advance  allows  for  conversion  into  125,000  shares of the
Company's common stock. The Company also issued 125,000 warrants, exercisable at
$.50 per share in connection  with the advance.  This advance was converted into
125,000  shares of common stock  subsequent to September 30, 2002.  The warrants and number of conversion shares are identical to those offered under the private placements.

Private Placements

During April 2002,  the Company  initiated a private  placement of its $.001 par value common stock. A total of 3,452,500  units were placed,  each consisting of one share of common stock and one warrant.  Subscribers  purchased each unit for
$0.40 and are entitled to exercise  warrant  rights to purchase one share of the common  stock of the company at a purchase  price of $.0.50 per share for a five year period on or after  September 1, 2002 and prior to  September 1, 2007.  The
Company received a total of $1,381,000 from this private placement.  The Company has  committed  to  register  the  above  underlying  shares  in a  registration statement  with  the  Securities  and  Exchange  Commission  within  90  days of completion  of the offering.  Subsequently,  some of these  subscribers  holding warrants to purchase  1,770,000 shares of common stock, have agreed to amend the exercise period of their warrants from July 1, 2003 to December 31, 2008

During July 2002, the Company  initiated a second private placement of its $.001 par value common stock. A total of 3,600,000 units were placed during the period
July to  October  2002,  each  consisting  of one share of common  stock and one warrant.  Subscribers purchased each unit for $0.40 and are entitled to exercise warrant  rights to  purchase  one share of the common  stock of the company at a purchase price of $.0.50 per share for a five year period on or after January 1,
2003 and prior to January 1, 2008.  The Company  received a total of  $1,440,000 from this  private  placement.  The Company has  committed to register the above underlying  shares in a registration  statement with the Securities and Exchange
Commission within 90 days of completion of the offering.

Note 4 - Stock Options

During the first nine months of 2002,  the Company  granted  options to purchase
1,918,500  shares  at  exercise-  prices  of $.38 to $.94 per  share to  current employees and directors and consultants of the Company, under the Company's 1999
Stock Option Plan.  During the first nine months of 2002,  315,000 stock options were exercised.

Note 5 - Related Party Transactions

The Company received advances from a related party in 2001 that totaled $166,000 at December 31, 2001. The entire amount was repaid during February 2002.  During
July and August 2002, the Company received advances that totaled $130,000 from a related party.

The Company  also  received an advance of $50,000  from a member of the board of directors during July 2002, which was converted subsequent to September 30, 2002 into 125,000 shares of common stock.  The Company also issued 125,000  warrants, exercisable at $.50 per share in connection  with the advance.  The warrants and number of  conversion  shares are  identical to those  offered under the private placements.

The Company has also entered into  transactions  and  agreements  with Wellpoint
Health  Networks,  Inc., in which a member of the Company's audit committee is a related party. (See Note 3, Warrants and Convertible Loan.)

Note 6 - Litigation

August 7, 2001, a former officer of the Company filed an action,  entitled Barry
J. McDonald v. Medix Resources,  Inc.,  f/k/a  International  Nursing  Services,
Inc., and John Yeros,  CN 01CV2119,  in the District  Court of Arapahoe  County,
Colorado,  against the Company and its former  President  and CEO. The plaintiff alleged (1) breach of an employment agreement,  a stock option agreement and the related stock option plan,  (2) a duty of good faith and fair  dealing,  and (3)
violation  of the  Colorado  Wage Claim Act. On August 13,  2002,  we reached an agreement in principal  with the  plaintiff to settle the  litigation  by paying plaintiff  $25,000 on or before October 1, 2002,  with no admission of liability on our part. This settlement  agreement has been signed and the $25,000 was paid during September 2002.

On December 17, 2001, Vision Management  Consulting,  L.L.C., filed suit against us in the  Superior  Court of New Jersey,  Law  Division - Essex  County,  in an
action entitled Vision Management Consulting,  L.L.C. v. Medix Resources,  Inc.,
Docket No.  ESX-L-11438-01.  The  complaint  filed by Vision  alleged  breach of contract,  unjust enrichment,  breach of the duty of good faith and fair dealing and  misrepresentation  on the part of Medix in connection  with our performance under a  negotiated  settlement  agreement  which we had entered into to resolve certain  claims  that  existed  between  the  parties  and that arose out of the termination of operations of our Automated  Design Concepts  division earlier in
2001.  On August 12, 2002,  we reached an agreement in principal  with Vision to settle this litigation by payment from us to Vision of $55,000,  to be paid over the  next  three  months,  with no  admission  of  liability  on our  part.  The settlement  agreement has been signed and $32,000 of the  settlement  amount was paid during September 2002.

Subsequent Events - Acquisition Letter of Intent

On  October  30,  2002,  the  Company  announced  that  it  has  entered  into a non-binding Letter of Intent with PocketScript, LLC. Under the Letter of Intent,
Medix would purchase all of the assets of  PocketScript  and related  companies, subject to the  completion  of  satisfactory  due  diligence on the part of both companies and negotiation and execution of definitive  documents by December 20,
2002.  If  consummated,  Medix would issue its  convertible  preferred  stock to
PocketScript,  convertible into 12 million shares of common stock,  subject to a downward  adjustment if a certain  closing  value is not realized.  In addition,
Medix would issue up to $4 million in additional  convertible preferred stock if certain  business  enhancement  events occur within six months of the closing of the  acquisition.  The sale of any stock issued by Medix would be restricted for periods from 3 to 24 months after closing.  Medix must also pay to  PocketScript
$100,000 on or before October 31, 2002. Medix will also enter into employment or consulting agreements with key PocketScript  employees,  and will be required to raise $1  million  prior to  closing.  Finally,  PocketScript  will  obtain  the termination of a right of first refusal held by a third party.

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Stockholders
PocketScript, LLC
Mason, Ohio

We have audited the accompanying  balance sheets of PocketScript,  LLC (formerly
PocketScript, Inc.) as of December 31, 2001 and 2000, and the related statements of operations,  changes in redeemable  preferred stock stockholders'  equity and cash flows for the years  ended  December  31,  2001 and 2000.  These  financial
statements   are  the   responsibility   of  the   Company's   management.   Our
responsibility  is to express an opinion on these financial  statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the  United  States of  America.  Those  standards  require  that we plan and perform the audit to obtain  reasonable  assurance  about  whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis,  evidence  supporting  the amounts and  disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant  estimates  made by  management,  as well as evaluating  the overall
financial  statement  presentation.   We  believe  that  our  audits  provide  a
reasonable basis for our opinion.

In our opinion,  the financial  statements  referred to above present fairly, in all material  respects,  the financial  position of PocketScript,  LLC (formerly
PocketScript,  Inc.) as of December  31,  2001 and 2000,  and the results of its operations and its cash flows for each of the years in the two-year period ended
December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

The accompanying  financial  statements have been prepared  assuming the Company will  continue  as a going  concern.  As  discussed  in Note 3 to the  financial statements,  the  Company  has  experienced  recurring  losses and has a working capital deficit,  which raise substantial doubt about its ability to continue as a going concern.  Management's  plans regarding those matters also are described in Note 3. The financial  statements do not include any  adjustments  that might result from the outcome of this uncertainty.

                                          /s/Ehrhardt Keefe Steiner & Hottman PC
                                          --------------------------------------
                                             Ehrhardt Keefe Steiner & Hottman PC
February 5, 2003
Denver, Colorado

                 POCKETSCRIPT LLC (FORMERLY POCKETSCRIPT, INC.)

                                 Balance Sheets

                                                   December 31,
                                            -------------------------  September 30,
                                               2001           2000          2002
                                            ----------     ----------    ----------
                                                                        (unaudited)
                                       Assets
Current assets
  Cash                                      $       -      $  153,621    $   10,027
  Accounts receivable, net                          -           5,055        18,427
  Prepaid expenses and other                        -          11,302            20
                                            ----------     ----------    ----------
      Total current assets                          -         169,978        28,474
                                            ----------     ----------    ----------

Non-current assets
  Property and equipment, net                2,020,057      2,650,818       303,632
  Other assets                                  77,029         59,200        27,029
                                            ----------     ----------    ----------
      Total non-current assets               2,097,086      2,710,018       330,661
                                            ----------     ----------    ----------

Total assets                                $2,097,086     $2,879,996    $  359,135
                                            ==========     ==========    ==========

                  Liabilities and Stockholders' (Members) Deficit

Current liabilities
  Convertible debentures                    $       -      $2,131,000    $       -
  Notes payable                              1,890,400             -        250,000
  Bank overdraft                                 5,643             -             -
  Accounts payable                           2,148,326      1,184,731        20,730
  Accounts payable - related parties                -              -        329,981
  Accrued expenses                           1,311,873        539,543       208,579
                                            ----------     -----------   ----------
      Total current liabilities              5,356,242      3,855,274       809,290
                                            ----------     ----------    ----------

Notes payable, less current portion                 -              -      1,364,689
                                            ----------     ----------    ----------
      Total liabilities                      5,356,242      3,855,274     2,173,979
                                            ----------     ----------    ----------

Commitments and contingencies

Redeemable convertible cumulative
 preferred stock, $0.01 par value:
  Series A- 0% rate,  authorized shares -
   8,000,000,   issued  and   outstanding
   shares - 3,680,702  and  2,256,023  at
   December    31,    2001   and    2000,
   respectively,     with     liquidation
   preferences   aggregating   $5,521,208
   (2001) and $3,380,658 (2000)              5,521,208      3,380,658            -

  Series B1- 8% rate,  authorized  shares
   -  2,379,795,  issued and  outstanding
   shares -  2,054,795  at  December  31,
   2001   and   2000   with   liquidation
   preferences   aggregating   $3,342,193
   (2001) and $3,102,193 (2000)              3,260,000      3,020,000            -

  Series B2- 8% rate,  authorized  shares
   -  9,620,205,  no  shares  issued  and
   outstanding                                      -              -             -

Equity (deficit)
  Members  capital,  100 units issued and
   outstanding at September 30, 2002                -              -          1,000

  Common   stock,    $.001   par   value,
   50,000,000     shares      authorized,
   10,000,000     shares    issued    and
   outstanding   at  September  30,  2002
   (unaudited)   December  31,  2001  and
   2000, respectively                          100,000        100,000            -

  Additional paid-in capital                   999,852        849,852     8,880,060

  Accumulated deficit                      (13,140,216)    (8,325,788)  (10,695,904)
                                            -----------    ----------    -----------
      Total stockholders' (members)
       deficit                             (12,040,364)    (7,375,936)   (1,814,844)
                                            -----------    ----------    ----------

Total liabilities and stockholders'
(members) deficit                           $2,097,086     $2,879,996    $  359,135
                                            ==========     ==========    ==========

                 See notes to consolidated financial statements.

                       POCKETSCRIPT LLC (FORMERLY POCKETSCRIPT, INC.)

                                  Statements of Operations

                                     For the Year Ended        For the Nine Months
                                        December 31,            Ended September 30,
                                   -----------------------   -----------------------
                                     2001         2000         2002         2001
                                   ----------   ----------   ----------   ----------
                                                                  (Unaudited)
Sales
  Revenues                         $  597,505   $   81,439   $  135,159   $  597,505
                                   ----------   ----------   ----------   ----------

Operating expenses
  Selling, general and
   administrative expenses          3,933,270    6,467,412      485,998    3,522,095
  Software research and
   development costs                1,032,214    1,144,895       45,925    1,032,214
                                   ----------   ----------   ----------   ----------
      Total operating expenses      4,965,484    7,612,307      531,923    4,554,309

Other income (expense)
  Financing costs                    (150,000)    (290,926)          -      (150,000)
  Interest expense                    (59,976)    (121,128)     (38,791)     (59,676)
  Other income                          3,527       53,097           -         3,202
                                   ----------   ----------   ----------   ----------
      Total other income
       (expense)                     (206,449)    (358,957)     (38,791)    (206,474)
                                   ----------   ----------   ----------   ----------

Net loss before reorganization
items                              (4,574,428)  (7,889,825)    (435,555)  (4,163,278)

Reorganization Items
  Discharge of liabilities                 -            -     3,915,324           -
  Reorganization expenses                  -            -      (470,847)          -
  Write-off of assets                      -            -      (564,610)          -
                                   ----------   ----------   ----------   ---------
      Total gain from
       reorganization items                -            -     2,879,867           -

Net income (loss)                  (4,574,428)  (7,889,825)   2,444,312   (4,163,278)

Dividend on preferred stock          (240,000)     (20,000)          -      (180,000)
                                   ----------   ----------   ----------   ----------
Net income (loss) applicable to
 common stockholders (LLC
 members)                         $(4,814,428) $(7,909,825)  $2,444,312  $(4,343,278)
                                  ===========  ===========   ==========  ===========

Basic and diluted income (loss)
 per share (LLC unit)              $    (0.48) $     (0.79)  $24,443.12  $     (0.43)
                                   ==========  ===========   ==========  ===========

Weighted average shares (LLC
 units) outstanding                10,000,000   10,000,000          100   10,000,000
                                   ==========   ==========   ==========   ==========

                 See notes to consolidated financial statements.

                       POCKETSCRIPT LLC (FORMERLY POCKETSCRIPT, INC.)

    Statement of Changes in Redeemable Preferred Stock and Stockholders' Equity(Deficit)
                    For the Years Ended December 31, 2001, 2000 and 1999

                                                    Redeemable Preferred Stock                                                    Stockholders' Equity (Deficit)
                               ---------------------------------------------------------------------   --------------------------------------------------------------------------------------
                                     Series A               Series B-1              Series B-2              Common Stock         Members'  Interests   Additional               Stockholders'
                               ---------------------   ---------------------   ---------------------   ----------------------   ---------------------   Paid-in    Accumulated     Equity
                                Shares      Amount      Shares      Amount      Shares      Amount       Shares      Amount      Units       Amount     Capital      Deficit      (Deficit)
                               ---------  ----------   ---------   ---------   ---------   ---------   ----------   ---------   ---------  ----------  ----------   ----------   ------------

Balance at December 31, 1999          -    $      -           -    $      -           -    $      -    10,000,000   $ 100,000          -    $      -    $ 309,200   $ (315,963)  $     93,237

Issuance of stock options
 to consultants                       -           -           -           -           -           -            -           -           -           -      249,726           -         249,726

Issuance of warrants                  -           -           -           -           -           -            -           -           -           -      290,926           -         290,926

Issuance of redeemable
 convertible preferred stock   1,700,600   2,550,115   2,054,795   3,000,000          -           -            -           -           -           -           -            -              -

Distribution to stockholder           -           -           -           -           -           -            -           -           -           -           -      (100,000)      (100,000)

Dividend on redeemable
 convertible preferred stock          -           -           -       20,000          -           -            -           -           -           -           -       (20,000)       (20,000)

Conversion of debentures         555,423     830,543          -           -           -           -            -           -           -           -           -            -              -

Net loss                              -           -           -           -           -           -            -           -           -           -           -    (7,889,825)    (7,889,825)
                               ---------   ---------   ---------   ---------   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ----------    -----------

Balance at December 31, 2000   2,256,023   3,380,658   2,054,795   3,020,000          -           -    10,000,000     100,000          -           -      849,852   (8,325,788)    (7,375,936)

Conversion of debentures       1,424,679   2,140,550          -           -           -           -            -           -           -           -           -            -              -

Dividend on redeemable
 convertible preferred stock          -           -           -      240,000          -           -            -           -           -           -           -      (240,000)      (240,000)

Issuance of warrants                  -           -           -           -           -           -            -           -           -           -      150,000           -         150,000

Net loss                              -           -           -           -           -           -            -           -           -           -           -    (4,574,428)    (4,574,428)
                               ---------   ---------   ---------   ---------   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ----------   ------------

Balance at December 31, 2001   3,680,702   5,521,208   2,054,295   3,260,000          -           -    10,000,000     100,000          -           -      999,852  (13,140,216)   (12,040,364)

Retirement of preferred
 stock (unaudited)                    -           -   (2,054,795) (3,260,000)         -           -            -           -           -           -    2,260,000           -       2,260,000

Net income (unaudited)                -           -           -           -           -           -            -           -           -           -           -     2,444,312      2,444,312

Bankruptcy reorganization
 and Conversion to LLC
 (unaudited)                  (3,680,702) (5,521,208)         -           -           -           -   (10,000,000)   (100,000)        100       1,000   5,620,208           -       5,521,208
                              ----------  ----------   ---------   ---------   ---------   ---------  -----------   ---------   ---------   ---------   ---------   ----------   ------------

Balance at September 30,
 2002 (unaudited)                     -    $      -           -    $      -           -    $      -            -    $      -          100   $   1,000  $8,880,060 $(10,695,904)   $(1,814,844)
                               =========   =========   =========   =========   =========   =========    =========   =========   =========   =========  ==========  ===========    ===========

                 See notes to consolidated financial statements.

                       POCKETSCRIPT LLC (FORMERLY POCKETSCRIPT, INC.)

                                  Statements of Cash Flows

                                         For the Years Ended       For the Nine Months
                                      -------------------------           Ended
                                            December 31,              September 30,
                                       -------------------------  ------------------------
                                          2001         2000         2002         2001
                                       -----------   -----------  -----------  -----------
                                                                       (Unaudited)

Cash flows from operating activities
  Net loss                             $(4,574,428)  $(7,889,825) $2,444,312   $(4,163,278)
                                       -----------   -----------  ----------   -----------
  Adjustments  to reconcile net loss
   to net  cash  used  in  operating
   activities
   Depreciation and amortization           740,798       288,085      151,815      555,598
   Issuance  of  stock  options  and
     warrants for services                 150,000       540,652           -       150,000
   Interest on convertible debt              9,550        93,543           -         9,550
   Reorganization items                         -             -    (3,350,614)         -
   Changes in  operating  assets and
    liabilities
     Accounts receivable, net                5,055        (5,055)     (18,427)       5,055
     Prepaid expenses and other             11,302       (61,302)      49,980       11,302
     Accounts  payable  and  accrued
      liabilities                        1,735,925     1,642,764      559,335    1,617,221
                                       -----------   -----------  ----------   -----------
      Net  cash  used  in  operating
       activities                       (1,921,798)   (5,391,138)    (163,599)  (1,814,552)
                                       -----------   -----------   ----------   ----------

Cash flows from investing activities
  Purchase of intangible assets            (17,829)           -            -       (17,829)
  Purchase of property and equipment      (110,037)   (2,935,278)          -       (82,076)
                                       -----------    ----------   ----------   ----------
      Net  cash  used  in  investing
       activities                         (127,866)   (2,935,278)          -       (99,905)
                                       -----------    ----------   ----------   ----------

Cash flows from financing activities
  Bank overdraft                             5,643            -        (5,643)          -
  Proceeds from issuance of
   convertible debentures                       -      2,868,000           -
  Proceeds from issuance of
   preferred stock                              -      5,550,115           -
  Proceeds from notes payable            1,890,400     1,500,000      179,269    1,890,400
  Repayment of notes payable                    -     (1,600,000)          -            -
                                       -----------    ----------   ----------   ----------
      Net cash provided by
       financing activities              1,896,043     8,318,115      173,626    1,890,400
                                       -----------    ----------   ----------   ----------

Net (decrease) increase in cash           (153,621)       (8,301)     (10,027)     (24,057)

Cash - beginning of year                   153,621       161,922           -       153,621
                                       -----------    ----------   ----------   ----------

Cash - end of year                     $        -     $  153,621   $   10,027   $  129,564
                                       ===========    ==========   ==========   ==========

Deemed distribution on debt
 assumption                            $        -     $  100,000   $       -    $  100,000
                                       ===========    ==========   ==========   ==========
Dividend on redeemable convertible
 preferred stock                       $   240,000    $   20,000   $       -    $  180,000
                                       ===========    ==========   ==========   ==========
Convertible notes payable converted
 to redeemable series A preferred
 stock                                 $ 2,131,000    $  818,000   $       -    $  818,000
                                       ===========    ==========   ==========   ==========
Redeemable preferred Series B-1
 stock retired                         $        -     $       -    $3,260,000   $       -
                                       ===========    ==========   ==========   ==========
Licensed software returned for
 repurchase of B-1 preferred stock     $        -     $       -    $1,000,000   $       -
                                       ===========    ==========   ==========   ==========
Debt forgiveness in reorganization
 items                                 $        -     $       -    $  564,610   $       -
                                       ===========    ==========   ==========   ==========
Equipment write-off in
 reorganization items                  $        -     $       -    $3,915,224   $       -
                                       ===========    ==========   ==========   ==========

                See notes to consolidated financial statements.

                              MEDIX RESOURCES, INC.

                   Notes to Consolidated Financial Statements

Note 1 - Description of Business and Summary of Significant Accounting Policies

PocketScript,  LLC (formerly PocketScript,  Inc.) (the Company) was incorporated in Ohio on November 5, 1999.  The Company and Way Over The Line,  LLC (WOTL) are
related  parties as an officer  and  shareholder  of the Company is the owner of
WOTL.  The  Company  provides   technology  that  allows   physicians  to  issue
prescriptions  electronically  through  the use of a handheld  computer  that is linked  wirelessly to the  pharmacist  and others  involved in the  prescription workflow.

PocketScript,   Inc.  was  originally  incorporated  as  an  S  Corporation  and subsequently  converted into an Ohio C Corporation in 2000 and became a Delaware
C Corporation through a merger with a Delaware  Corporation  established for the purpose of the merger.  In 2002 after emergence from  bankruptcy,  PocketScript,
LLC, purchased the assets of PocketScript,  Inc. Because the business operations have remained intact, the accompanying  financial statements have been presented as that of a continuous business enterprise.

Unaudited Interim Financial Statements

The September 30, 2002 and 2001  financial  statements are unaudited and reflect all adjustments (consisting only of normal recurring adjustments), which are, in the opinion of management,  necessary for a fair  presentation  of the financial position,  operating  results  and cash  flows for those  interim  periods.  The results of operations for the nine months ended  September 30, 2002 and 2001 are not necessarily indicative of the results expected for an entire year.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally  accepted in the United States of America requires  management to make estimates  and  assumptions  that  affect  the  reported  amounts  of assets and liabilities, disclosures of contingent assets and liabilities at the date of the financial  statements and the reported  amounts of revenues and expenses  during the reporting period. Actual results could differ from those estimates.

Concentrations of Credit Risk

The Company  grants  credit in the normal course of business to customers in the
United States.  The Company  periodically  performs credit analysis and monitors the financial condition of its customers to reduce credit risk.

Fair Value of Financial Instruments

The carrying amounts of financial  instruments  including  accounts  receivable, notes receivable,  accounts payable and accrued expenses  approximate their fair values due to the relatively short maturity of these instruments.

The  carrying  amounts of debt  issued  approximate  their  fair  value  because interest rates on these instruments approximate market interest rates.

Revenue Recognition

The Company  defers the  recognition  of all  revenue  until  collectibility  is probable,  persuasive  evidence of an arrangement  exists,  and the price of the products  or  services  being sold is fixed and  determinable.  Revenue  will be
generated  principally  through  pharmacy  benefits  managers,   pharmacies  and
pharmaceutical  manufacturers  based on a transaction fee for each  prescription processed or based upon a monthly fee in lieu of  transaction  fees.  These fees will be recognized  upon the  occurrence of the  transaction or ratably over the service  period.  Revenue  will  also be  generated  from the  sale of  software licenses  and the sale or lease of hardware.  The  software  licenses and leased hardware  revenue  will be  recognized  ratably  over the term of the license or lease  beginning  after  the  software  and  hardware  have been  delivered  and installed and the title and risks of ownership have been passed to the customer.
Revenue  from the sale of  hardware  will be  recognized  upon  shipment  of the product. The Company will also earn fees from data compilation and distribution, which will be recognized as earned.  Revenue from Internet advertising contracts will be recognized  ratably over the service period,  with incremental  revenues
(as determined by customer  usage)  recognized on a per  transaction  basis.  No revenue will be recognized  that is subject to a refund or the  performance of a future obligation.

Income Taxes

Effective  January 1, 2000, the Company changed its status from an S corporation to a C  Corporation  for tax  purposes.  Income taxes are provided  based on the liability  method of  accounting  pursuant to Statement of Financial  Accounting
Standards No. 109 "Accounting for Income Taxes" (SFAS 109).  Deferred tax assets and liabilities are recognized for the future tax  consequences  attributable to differences  between the financial statement carrying amounts of existing assets and  liabilities  and their  respective  tax bases.  Deferred  income  taxes are measured  using  enacted tax rates  expected  to apply to taxable  income in the years in which those  temporary  differences  are  expected to be  recovered  or settled.  The  Company's  net  deferred  tax assets are fully  reserved for by a valuation allowance.

Subsequent  to  the  purchase  of  the  Company's  assets  through  Chapter  11, bankruptcy  proceedings  those assets and secured  liabilities  were acquired in
2002 by PocketScripts,  LLC,  accordingly no provision for income taxes has been included in the accompanying financial statements.

Property and Equipment

Property and equipment is stated at cost. Depreciation is provided utilizing the straight-line  method  over the  estimated  useful  lives for owned  assets of 3 years.

The Company  reviews its  long-lived  assets for impairment  whenever  events or changes in circumstances  indicate that the carrying amount of the asset may not be recovered.  The Company  evaluates the fair value of such assets  compared to their carrying values in accordance with SFAS No. 144, to determine  whether any impairment is required.

Financing Costs

The  company   records  as  financing  costs  in  its  statement  of  operations amortization of in-the-money  conversion  features on convertible debt accounted for in  accordance  with EITF 98-5 and 00-27,  amortization  of  discounts  from warrants  issued  with  debt  securities  in  accordance  with  APB  No.  14 and amortization of discounts  resulting from other securities  issued in connection with debt based on their  relative fair values,  and any value  associated  with inducements to convert debt in accordance with FASB 84.

Research and Development Costs

The Company expenses research and development costs as incurred.

Advertising Costs

The Company expenses advertising costs as incurred.

Advertising  expenses were $50,192 and $92,862 for the years ended  December 31,
2001 and 2000, and $100 (unaudited) and $50,192 (unaudited), for the nine-months ended September 30, 2002 and 2001, respectively.

Basic Loss Per Share

The Company applies the provisions of Statement of Financial Accounting Standard
No. 128,  "Earnings Per Share" (FAS 128). All dilutive  potential  common shares have an antidilutive effect on diluted per share amounts and therefore have been excluded in determining net loss per share. The Company's basic and diluted loss per share are  equivalent  and  accordingly  only  basic loss per share has been presented.

The  weighted  average  LLC  units  outstanding  as a  result  of the  Company's
emergence   from   bankruptcy  and  conversion  to  an  LLC  in  2002  has  been retroactively adjusted as if they were outstanding at January 1, 2002.

For the years ended December 31, 2001 and 2000,  and the period ended  September
30, 2001  (unaudited)  total stock options,  warrants and  convertible  debt and preferred  stock of 8,298,946  were not included in the  computation  of diluted loss per share because their effect was  antidilutive,  however,  if the Company were to achieve  profitable  operations  in the future,  they could  potentially dilute such  earnings.  The Company had no dilutive  securities  outstanding  at
September 30, 2002.

Recent Accounting Pronouncements

In June 2001,  the FASB issued SFAS No. 143,  "Accounting  for Asset  Retirement
Obligations."  SFAS No. 143 requires the fair value of a liability  for an asset retirement  obligation to be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. The associated asset retirement costs are  capitalized as part of the carrying  amount of the long-lived  asset.
SFAS No. 143 is effective for years  beginning  after June 15,2002.  The Company believes  the  adoption of this  statement  will have no material  impact on its financial statements.

In August 2001, the FASB issued SFAS No. 144,  "Accounting for the Impairment or
Disposal of Long-Lived  Assets." SFAS 144 requires that those long-lived  assets be measured at the lower of  carrying  amount or fair value,  less cost to sell, whether  reported  in  continuing  operations  or  in  discontinued  operations.
Therefore,  discontinued operations will no longer be measured at net realizable value or include amounts for operating  losses that have not yet occurred.  SFAS
144 is effective  for  financial  statements  issued for fiscal years  beginning after December 15, 2001 and,  generally,  are to be applied  prospectively.  The
Company  believes  that the  adoption  of this  statement  will have no material impact on its financial statements.

In June 2002,  the FASB issued SFAS No. 146,  "Accounting  for Costs  Associated with  Exit or  Disposal  Activities."  SFAS No.  146  addresses  accounting  and reporting for costs  associated  with exit or disposal  activities and nullifies
Emerging  Issues Task Force Issue No. 94-3,  "Liability  Recognition for Certain
Employee  Termination  Benefits  and Other Costs to Exit an Activity  (Including
Certain  Costs  Incurred  in a  Restructuring)."  SFAS No. 146  requires  that a liability for a cost associated with an exit or disposal  activity be recognized and measured  initially at fair value when the  liability is incurred.  SFAS No.
146 is  effective  for exit or  disposal  activities  that are  initiated  after
December  31,  2002,  with early  application  encouraged.  The Company does not expect the adoption of this statement to have a material effect on the Company's financial statements.

In  November  2002,  the  FASB  published  interpretation  No,  45  "Guarantor's
Accounting  and  Disclosure  Requirements  for  Guarantees,  Including  Indirect
Guarantees  of  Indebtedness  of  Others".  The  Interpretation  expands  on the accounting  guidance of Statements No. 5, 57, and 107 and  incorporates  without change the provisions of FASB  Interpretation No. 34, which is being superseded.
The Interpretation  elaborates on the existing disclosure  requirements for most guarantees, including loan guarantees such as standby letters of credit. It also clarifies  that at the time a  company  issues a  guarantee,  the  company  must recognize  an initial  liability  for the fair value,  or market  value,  of the obligations it assumes under that  guarantee and must disclose that  information in its interim and annual  financial  statements.  The initial  recognition  and initial measurement provisions apply on a prospective basis to guarantees issued or modified  after  December  31, 2002,  regardless  of the  guarantor's  fiscal year-end.  The disclosure  requirements in the  Interpretation are effective for financial  statements  of interim or annual  periods  ending after  December 15,
2002.  The Company is  currently  evaluating  what  effect the  adoption of this statement  will have the Company's  financial  statements.  The Company does not expect the adoption of this statement to have a material effect on the Company's financial statements.

In  December  2002,  the FASB issued SFAS No. 148  "Accounting  for  Stock-Based
Compensation-  Transition and  Disclosure".  This statement amends SFAS No. 123,
"Accounting  for Stock-Based  Compensation"  to provide  alternative  methods of transition  for an entity that  voluntarily  changes to the fair value method of accounting  for  stock-based  compensation.  In  addition,  SFAS 148  amends the disclosure  provision of SFAS 123 to require more prominent disclosure about the effects of an entity's  accounting  policy decisions with respect to stock-based employee  compensation  on reported  net  income.  The  effective  date for this
Statement  is for fiscal years ended after  December 15, 2002.  The Company does not expect  the  adoption  of this  statement  to have a material  effect on the
Company's financial statements.

Note 2 - Chapter 11 Bankruptcy Reorganization and Emergence

In February 2002, the Company filed a voluntary petition for Chapter 11 with the bankruptcy  court.  In late  February  2002 the  Company  filed a motion to sell substantially all of its assets free and clear of liens to an entity represented by an organized group of secured creditors (the "Secured Creditor Group") for an amount  ($1,600,000),  which  approximated  the  balances  owed  to the  secured creditor group and certain fees associated with the Chapter 11 proceedings.  The court ordered a federally  supervised  auction of the Company's  assets on March
27, 2002. No competing bids were received and the court entered an order to sell the assets to the Secured  Creditor  Group.  The  entity,  which  purchased  the
assets,  was  PocketScripts,   LLC  whose  members  were  also  stockholders  of
PocketScripts, LLC (formerly PocketScript, Inc.)

In connection  with the  bankruptcy  proceedings  and the  Company's  emergence, assets that were not recovered from off-site locations were written-off totaling
$564,610,  professional  fees  and  other  associated  costs  of  $470,847  were incurred,  and unsecured  liabilities of $3,460,324  and secured  liabilities of
$455,000  belonging  to  creditors  outside of the Secured  Creditor  Group were discharged.

Note 3 - Management's Plans

The Company has incurred  operating  losses for the past several years resulting in a  accumulated  deficit at  September  30, 2002 of  $(10,695,904)(unaudited).
These  losses have  produced  operating  cash flow  deficiencies,  and  negative working capital,  which raise substantial doubt about its ability to continue as a going concern.

In December of 2002, the company entered into a definitive  merger  agreement to be acquired  by Medix  Resources,  Inc.  (Medix)  through the  issuance of Medix preferred  stock,  which is  convertible  into common shares.  Management  plans
include  the  raising  of  capital  once  the  acquisition  is  completed.   The
acquisition  is  dependent  upon  a  successful   stockholders   vote  by  Medix
stockholders.  If the acquisition is not consummated and the subsequent  capital is not  raised,  the  Company  may be  unable  to  continue  in  existence.  The accompanying  financial statements do not include any adjustments as a result of this uncertainty.

Note 4 - Related Party Transactions

In  1999,  the  Company  purchased  certain  intellectual  property,   including
trademarks,  servicemarks  and other intangible  assets,  from WOTL in which two shareholders  received  common stock valued at $9,200 for their  development and assignment of this intellectual property.

In 2000, the Company  assumed a note payable from a bank of $100,000,  which was assigned to the Company from WOTL.  In connection  with this  assumption of debt for a related party the Company has recorded a deemed  distribution to owners of
$100,000 due to the common control relationship.

The Company paid WOTL for certain management and programming  services provided, with  total  expense  for the years  ended  December  31,  2001 and 2000 and the nine-months  ended  September 30, 2002 and 2001 of $32,500 and $32,500,  $32,500
(unaudited) and $45,925 (unaudited), respectively.

The Company paid a law firm for legal services,  in which the Company's  general counsel and CFO have an ownership interest,  totaling $14,227, $43,877, $15,000, and $11,727  for the years ended  December  31,  2001,  2000 and the nine months ended September 30, 2002 (unaudited) and 2001 (unaudited).

Note 5 - Balance Sheet Disclosures

Property and equipment consists of the following:

                                                   December 31,
                                             --------------------------  September 30,
                                                2001           2000          2002
                                             ------------   -----------  ------------
                                                                          (unaudited)

  Furniture and fixtures                     $    168,182   $   165,745   $    607,262
  Computer hardware and purchased software      2,880,758     2,773,158             -
                                             ------------   -----------   -----------
                                                3,048,940     2,938,903        607,262
  Less  property,  plant and  equipment  -
   accumulated depreciation                    (1,028,883)     (288,085)      (303,630)
                                             ------------   -----------   ------------

                                             $  2,020,057   $ 2,650,818   $    303,632
                                             ============   ===========   ============

Depreciation  expense was $740,798 and $288,085 for the years ended December 31,
2001 and 2000, and $151,815 and $555,598 for the nine-months ended September 30,
2002 (unaudited) and 2001 (unaudited), respectively.

In January 2002,  $1,000,000 of previously  purchased software was returned to a strategic  partner in return  for the  retirement  of all  Series B-1  preferred stock.

Accrued expenses consists of the following:

                                                   December 31,
                                             --------------------------  September 30,
                                                2001           2000          2002
                                             ------------   -----------  ------------
                                                                          (unaudited)

  Accrued payroll and benefits               $    713,127   $   539,543   $    170,079
  Other accrued expenses                          598,746            -          38,500
                                             ------------   -----------   ------------

                                             $  1,311,873   $   539,543   $    208,579
                                             ============   ===========   ============

At various  times  during  2002,  the Company was  delinquent  with  payroll tax deposits.  At  September  30,  2002,  $20,000 was accrued for  estimated  taxes, interest and penalties.

Note 6 - Notes Payable

On  September  12,  2000,  the Company  entered  into a credit  facility  with a strategic  partner.  The facility allowed the Company to borrow up to $1,500,000 at an  interest  rate  equal to the prime  rate plus 2%.  The  Company  borrowed
$1,500,000 and repaid the balance  during 2000 from proceeds  received under the
Series B-1  preferred  stock  offering  (Note 9). This  facility was canceled on
December 19, 2001.

Notes payable consist of the following:

                                                   December 31,
                                             --------------------------  September 30,
                                                2001           2000          2002
                                             ------------   -----------  ------------
                                                                          (unaudited)
Note  payable to a bank,  interest at 9%,
  due April 2001,  currently  in default.
  Collateralized   by  substantially  all
  assets.     Guaranteed    by    certain
  shareholders.                            $    250,000   $         -   $    250,000

Note  payable to a bank,  interest at 9%,
  due April 2001,  in default at December
  31,     2001.     Collateralized     by
  substantially  all  assets.  Guaranteed
  by certain shareholders.                      350,000             -             -

Note  payable  to  a  bank,  interest  at
  prime  plus 5% default  rate  (9.75% at
  December  31,  2001 and  September  30,
  2002),  due June  2001,  in  default at
  December  31, 2001.  Collateralized  by
  substantially  all  assets.  Guaranteed
  by certain shareholders.                      340,000             -             -

Note payable to a  corporation,  interest
  at  bank  prime  plus 5%  default  rate
  (9.75%  at   December   31,   2001  and
  September 30,  2002), due June 2001, in
  default   at   December    31,    2001.
  Collateralized   by  substantially  all
  assets.                                       100,000             -             -

Notes payable to  corporations,  interest
  at prime  plus 2%  (6.75%  at  December
  31, 2001),  due May 2001, in default at
  December  31, 2001.  Collateralized  by
  substantially all assets.                     455,000             -             -

Notes payable to  stockholders,  interest
  at prime  plus 5% default  rate  (9.75%
  at December 31, 2001 and  September 30,
  2002),  due June  2001,  in  default at
  December  31, 2001.  Collateralized  by
  substantially all assets.                     395,400             -             -

Notes   payable  to  secured   creditors,
  interest  accrues at 10% until  January
  1, 2004  when the  balance  of  accrued
  interest   is   payable   in  full  and
  thereafter  interest is payable monthly
  until  maturity at September  30, 2005.
  Collateralized   by  substantially  all
  assets.                                            -              -      1,364,689
                                           ------------   ------------  ------------
                                              1,890,400             -      1,614,669
      Less current portion                   (1,890,400)            -       (250,000)
                                           ------------   ------------  -------------

                                           $         -    $         -   $  1,364,689
                                           ============   ============  ============

Remaining maturities under notes payable are as follows:

               Period Ended September 30,                     Amount
               --------------------------                   ----------

                          2003                              $  250,000
                          2004                                      -
                          2005                               1,314,689
                                                            ----------

                                                            $1,614,669
                                                            ==========

Note 7 - Convertible Debentures

In June 2000, the Company completed a $1,000,000 convertible debenture offering.
Each  debenture  is  automatically  convertible  into one  share  of  redeemable convertible  preferred stock upon the earliest of (i) the closing of an offering by the Company of  $5,000,000 or more of a new series of preferred  stock,  (ii)
the sale of the Company or (iii) January 8, 2001.  The  debentures are initially convertible at a maximum price of $5.00 per share or 200,000 shares,  subject to a  discount  based on the  timing of future  equity  issuances  escalating  from
12.5%-50%  through  January 8, 2001, with a minimum  conversion  price of $1.50.
After January 8, 2001, the debentures  are  convertible at $1.50 per share.  The debentures  accrue  interest  at a rate  of 8% per  annum,  payable  monthly  in additional  convertible  debentures.  In  January  2001 a  total  of  $1,000,000 representing all convertible debentures plus accrued interest was converted into
694,767 shares of Series A redeemable  convertible preferred stock. There was no
in-the  money  conversion   feature   associated  with  the  issuance  of  these
convertible  notes  payable  as the value of the  common  stock was deemed to be
$1.50 based on conversion rates of recent redeemable convertible preferred stock issued.

The  Company  also  issued a  $1,000,000  convertible  debenture  to a strategic partner in June 2000 in conjunction with a services agreement. Each debenture is automatically  convertible  into one share of redeemable  convertible  preferred stock upon the events described in the preceding  paragraph.  The debentures are convertible  at a price of $1.50 per share or  666,666  shares.  The  debentures accrue  interest  at a rate  of 8% per  annum,  payable  monthly  in  additional convertible  debentures.  In January 2001 a total of $1,000,000 representing the convertible debenture plus accrued interest was converted into 694,767 shares of
Series A  redeemable  convertible  preferred  stock.  There was no in-the  money conversion  feature  associated  with the  issuance of these  convertible  notes payable  as the  value of the  common  stock  was  deemed  to be $1.50  based on conversion rates of recent redeemable convertible preferred stock issued.

On September 15, 2000, the Company completed an $868,000  convertible  debenture offering.  Each  debenture  is  automatically  convertible  into  one  share  of redeemable  convertible  preferred stock upon the earliest of (i) the closing of an offering by the Company of  $10,000,000  or more of a new series of preferred stock,  (ii) the sale of the Company or (iii) March 25, 2001. The debentures are convertible at a price of $1.50 per share,  or 578,667  shares,  after March 25,
2001 or upon a sale.  Upon a qualified  offering,  the conversion  price will be equal to the per share  price of the new stock  issuance,  less a 25%  discount.
Under the terms of the  agreement,  the discounted  conversion  price will range from $1.50-$1.75 per share. Should the per share price of the new stock issuance be less than $1.50, the conversion price will be equal to the per share price of the new  issuance.  The  debentures  accrue  interest at a rate of 8% per annum, payable monthly in additional convertible notes. A total of $818,000 convertible debentures  plus accrued  interest was converted into 555,423 shares of Series A redeemable  convertible  preferred  stock in  accordance  with the  agreement on
December 19, 2000. In March 2001 a total of $50,000  representing  the remaining convertible  debenture plus accrued interest was converted into 35,145 shares of
Series A redeemable convertible preferred stock.

Note 8 - Commitments and Contingencies

Operating Leases

The Company  leased office space under  non-cancelable  operating  leases and is currently  renting office space under a month-to-month  lease.  Rent expense for these leases was:

Year Ending December 31,
------------------------

        2001                                             $   214,241
        2000                                             $   163,873

    Nine Months Ending
September 30, (unaudited)
-------------------------

        2002                                             $    61,500
        2001                                             $   152,170

Note 9 - Redeemable Convertible Preferred Stock

In February 2000, the Company issued Series A redeemable  convertible  preferred stock, which has the same voting rights as the common stock of the Company. Each share of  preferred  stock is  convertible,  at the option of the  holder,  into common stock at an initial per share price of $1.50.  This price may be adjusted proportionately  to any common stock activity to avoid dilution upon conversion.
The Company has reserved  shares of its authorized but unissued common stock for the full  number of shares of common  stock  issuable on the  conversion  of all outstanding preferred shares. At the Company's discretion,  preferred shares may automatically  be  converted  into shares of common  stock upon the closing of a public offering in which the gross proceeds exceed $20,000,000.

In January 2000, the Company issued 1,533,932 shares of Series A preferred stock for  $2,300,115.  Under  the  terms of a  separate  agreement  with a  strategic partner,  the Company  sold 166,668  shares of Series A  redeemable  convertible preferred stock for $250,000 in December 2000.

In December 2000, the Company issued  2,054,795  shares of Series B-1 redeemable convertible  preferred stock for  $3,000,000.  The preferred stock carries an 8%
cumulative dividend. Each share of preferred stock is convertible, at the option of the holder,  into common  stock at an initial per share price of $1.50.  This price may be  adjusted  proportionately  to any common  stock  activity to avoid dilution upon conversion.  The Company has reserved shares of its authorized but unissued  common stock for the full number of shares of common stock issuable on the conversion of all outstanding preferred shares. At the Company's discretion, preferred shares may automatically be converted into shares of common stock upon the closing of a public offering in which the gross proceeds exceed $30,000,000.
The Company recorded  preferred  dividends of 240,000,  $20,000 and $180,000 for the years ended December 31, 2001 and 2000 and the  nine-months  ended September
30, 2002.

After  January  2005,  the Company  shall,  at the option of any holder,  redeem shares of  preferred  stock by paying  the  shareholder  a price  calculated  in accordance  with the  shareholder  agreement.  In the event of any  voluntary or involuntary  liquidation of the Company,  before any  distribution of payment is made to the holders of common stock, the holders of preferred stock are entitled to receive an amount  equal to $1.50 per share,  plus the amount of any declared and unpaid  dividends.  Any assets  remaining  after such  payments to preferred shareholders shall be distributed pro rata among all shareholders.

Each holder of preferred  stock is entitled to such number of votes equal to the number of shares of common stock into which all of such holder's preferred stock is convertible.

In January  2002,  the Series B-1  redeemable  convertible  stock was retired by agreement  of the  parties.  In  connection  with the  retirement,  the  Company returned previously purchased software of with a purchased cost of $1,000,000 as consideration for the return of the preferred shares. The difference between the carrying  value of the  purchased  software of  $1,000,000  and the value of the preferred  stock  including  cumulative  accrued  dividends  of  $3,260,000  was recorded as an increase to additional paid-in-capital of $2,260,000.

Note 10 - Stockholders' Equity

Common Stock

Effective January 1, 2000, the Company's  Articles of Incorporation were amended resulting in one class of voting common stock.  Prior to January 1, 2000,  there were two classes of common stock - voting Class A stock and  nonvoting  Class B.
Accordingly,  all  references  in the  financial  statements  related  to  share amounts, including information concerning stock option plans, have been adjusted retroactively to reflect this.

Stock Split

The Company  declared a 100 for 1 stock  split  effective  January 1, 2000.  The
Company  subsequently  declared a 10-for-1  stock split  effective June 8, 2000.
Accordingly,  all  references  in the  financial  statements  related  to  share amounts, including information concerning stock option plans, have been adjusted retroactively to reflect the stock splits.

Effective January 1, 2000, the Board of Directors  formalized the Employee Stock
Option Plan (the Plan).  The Plan  provides  for the issuance of up to 3,000,000 common  shares in  connection  with the issuance of  nonqualified  and incentive stock options.  The Company's  Board of Directors  determines  eligibility.  The exercise  price of the options is generally the fair market value at the date of grant. Options under the plan generally vest over three years, or earlier in the event of a change in control, as defined.

Stock Options

The Company  follows the  disclosure-only  provisions  of Statement of Financial
Accounting  Standards  No.  123,  "Accounting  for  Stock-based   Compensation."
Accordingly, no compensation cost has been recognized for the stock option plan.
The Company uses the Black-Scholes  option-pricing  model to estimate fair value of options and warrants granted. Had compensation cost for the Company's warrant issuances and stock options issued to employees in 2000 been determined based on the fair value at the grant date for awards  consistent  with the  provisions of
SFAS No.  123,  the  Corporation's  net loss and loss per share  would have been increased to the pro forma amounts indicated below:

                                                               December 31,
                                                       -----------------------------
                                                           2001            2000
                                                       -------------   -------------

Net loss - as reported                                 $  (4,574,453)  $  (7,889,825)
Net loss - pro forma                                   $  (4,574,453)  $ (10,420,090)
Basic loss per share - as reported                     $       (0.48)  $       (0.79)
Basic loss per share - pro forma                       $       (0.48)  $       (1.04)

Employee stock options outstanding were as follows:
                                                                           Weighted-
                                                                            Average
                                                            Option         Exercise
                                                            Shares           Price
                                                         -----------      ------------
Balance at January 1, 2000                                        -       $        -
Options Granted                                            2,038,530              0.69
                                                         -----------      ------------

Balance at December 31, 2000 and 2001                      2,038,530      $       0.69
                                                         ===========      ============

During  2000,  the  Company  granted  1,656,530  options  at $0.50 per share and
382,000  options  at $1.50  per  share.  Employee  options  exercisable  totaled
1,339,280  at December  31,  2001.  The fair value of option  grants in 2000 was
$2,530,265  using the  Black-Scholes  option pricing model,  with assumptions of
300% and 100% volatility, expected lives of seven years, no dividend yield and a risk-free rate of 5.5%.

Stock Options to Consultants

In April 2000, the Company issued 196,500 options to purchase common stock to an outside  consultant at an exercise price of $1.50 per share.  These options were fully  vested as of June 30,  2000 and expire June 30,  2007.  The fair value of these options of $249,726 were  expensed,  with fair value  estimated  using the
Black-Scholes  option  pricing  model,  with  assumptions  of  100%  volatility, expected lives of seven years, no dividend yield and a risk-free rate of 5.5%.

All outstanding  stock options were eliminated as part of the Company's  Chapter
11 bankruptcy proceeding (Note 2).

Stock Warrants

During 2000,  the Company  issued  228,919  warrants to outside  consultants  in connection  with  the  convertible  debentures  and the  redeemable  convertible preferred  stock  issuances.  Each  warrant  entitles the holder to purchase one share of Series A redeemable  convertible  preferred  stock at a price of $1.50, subject to  adjustments  in certain  events as  defined  in the  agreement.  The warrants are exercisable immediately.  The Company recorded financing charges of
$290,926  related  to the  issuance  of these  warrants.  The fair  value of the warrants  was  estimated  using the  Black-Scholes  option-pricing  model,  with assumptions of 100% volatility, expected lives of seven years, no dividend yield and a risk-free rate of 5.5%.

On April 12, 2001, associated with borrowings of $150,000, $150,000 and $100,000 from three shareholders,  the Company issued 37,500,  37,500 and 25,000 warrants to the three  shareholders,  respectively.  Each warrant  entitles the holder to purchase one share of the Company's  common stock at a price of $0.01 per share, subject to  adjustments  in certain  events as  defined  in the  agreement.  The warrants  are  exercisable  immediately  and  expire 90 days after $5 million in venture  capital  financing  is  raised.  These  warrants  have  been  valued at
$150,000,  or $1.50 per option  share which  equals the  estimated  value of the underlying  common  stock,  based  on  conversion  rates  of  recent  redeemable preferred stock issued.

The following table presents the activity for stock purchase warrants:

                                                      Exercise
                                       Shares           Price       Expiration Date
                                      ----------     ------------  -----------------
Balance at January 1, 1999                    -       $       -             -

                                                                    February 7, 2007 -
Issuances                                228,919             1.50     June 30, 2007
                                      ----------      -----------

                                                                    February 7, 2007 -
Balance at December 31, 2000             228,919             1.50     June 30, 2007

Issuances                                100,000             1.50           *
                                      ----------      -----------

                                                                    February 7, 2007 -
Balance at December 31, 2001             328,919      $      1.50  June 30, 2007 and *
                                      ==========      ===========

 * 90 days after raising $5,000,000 in venture capital.

All warrants  were  eliminated  as part of the  Company's  Chapter 11 bankruptcy proceeding (Note 2).

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Introduction

The following unaudited pro forma condensed  consolidated  financial information gives effect to the PocketScript merger under the purchase method of accounting.
These pro forma statements are presented for illustrative purposes only. The pro forma  adjustments are based upon available  information and assumptions that we
believe  are  reasonable.   The  pro  forma  condensed   consolidated  financial
statements  do not  purport  to  represent  what  the  consolidated  results  of operations or financial  position of Medix Resources would actually have been if the  PocketScript  merger  had in fact  occurred  on the dates  that we refer to below,  nor do they  purport to project the results of  operations  or financial position  of  Medix  Resources  for  any  future  period  or  as  of  any  date, respectively.

Under the purchase method of accounting,  tangible and  identifiable  intangible assets  acquired and  liabilities  assumed are recorded at their  estimated fair market values.  The excess of the purchase price,  including  estimated fees and expenses  related to the merger,  over the net assets  acquired is classified as goodwill on the accompanying  unaudited pro forma condensed consolidated balance sheet.

The unaudited pro forma condensed consolidated balance sheet as of September 30,
2002, was prepared by combining the  historical  cost balance sheet at September
30, 2002 for Medix Resources with the historical cost balance sheet at September
30, 2002,  for  PocketScript,  giving effect to the merger as though it had been completed on September 30, 2002.

The unaudited pro forma condensed consolidated  statements of operations for the periods  presented  were prepared by combining  Medix  Resources'  statements of operations  for the nine  months  ended  September  30,  2002 and the year ended
December 31, 2001 with  PocketScript's  statements  of  operations  for the same periods,  giving  effect to the merger as though it had  occurred  on January 1,
2001. These unaudited pro forma condensed  consolidated  financial statements do not give effect to any  restructuring  costs or to any potential cost savings or other operating efficiencies that could result from the merger.

The  historical  financial  statements  of Medix  Resources  for the year  ended
December 31, 2001 are derived from audited consolidated financial statements and for the nine  months  ended  September  30,  2002  are  derived  from  unaudited condensed consolidated financial statements of Medix Resources, all of which are presented elsewhere in this proxy statement. The historical financial statements of  PocketScript  for the year ended  December 31, 2001 are derived from audited consolidated  financial  statements and for the nine months ended  September 30,
2002 are derived from unaudited condensed  consolidated  financial statements of
PocketScript, all of which are presented elsewhere in this proxy statement.

                   Unaudited Pro Forma Combined Balance Sheet
                            As of September 30, 2002

                                              Medix(1)      PocketScript(2)     Total            Pro Forma            Combined
                                             ----------     ---------------   ----------        -----------           --------
                    Assets

Cash and cash equivalents                    $  267,000      $     10,027     $  277,027        $  (100,000) (3)   $   177,027
Accounts receivable, trade                        1,000            18,427         19,427                                19,427
Prepaid expenses and other                      240,000                20        240,020                 -             240,020
                                             ----------      ------------     ----------        -----------        -----------
   Total current assets                         508,000            28,474        536,474           (100,000)           436,474

Software development costs, net               1,024,000                -       1,024,000           (800,000) (4)       224,000
Property and equipment, net                     335,000           303,632        638,632             46,368  (3)       685,000
Other assets                                         -             27,029         27,029            (27,029) (3)            -
Customer contracts                                   -                 -              -             162,000            162,000
Purchased technology                                 -                 -              -           3,500,000          3,500,000
Goodwill, net                                 1,735,000                -       1,735,000          5,434,500  (3)     7,169,500
                                             ----------      ------------     ----------        -----------        -----------

Total assets                                 $3,602,000      $    359,135     $3,961,135        $ 8,215,839        $12,176,974
                                             ==========      ============     ==========        ===========        ===========

 Liabilities and Stockholders' Equity

Notes payable                                $   17,000      $    250,000     $  267,000        $        -         $   267,000
Convertible notes payable                     1,000,000                -       1,000,000                 -           1,000,000
Advance from related party                       50,000                -          50,000                 -              50,000
Accounts payable                                567,000            20,730        587,730                995  (3)       588,725
Accounts payable-related parties                130,000           329,981        459,981                 -             459,981
Accrued expenses                                407,000           170,079        577,079                 -             577,079
Deferred revenue                                155,000            38,500        193,500                 -             193,500
Accrued payroll taxes, interest,
 and penalties                                  131,000                -         131,000                 -             131,000
                                             ----------      ------------     ----------        -----------        -----------
   Total current liabilities                  2,457,000           809,290      3,266,290                995          3,267,285
                                             ----------      ------------     ----------        -----------        -----------
Long-term debt                                       -          1,364,689      1,364,689                 -           1,364,689
                                             ----------      ------------     ----------        -----------        -----------
   Total liabilities                                 -          2,173,979      4,630,979                995          4,631,974
                                             ----------      ------------     ----------        -----------        -----------

Commitments and contingency

Stockholders' equity
Common stock, $.001 par value;
 100,000,000 authorized; 65,842,599
 issued and outstanding.                         66,000             1,000         67,000             (1,000) (3)        66,000
Dividends payable with common stock               8,000                -           8,000                 -               8,000
Preferred stock                                      -                 -              -           7,200,000  (3)     7,200,000
Additional paid-in capital                   39,848,000         8,880,060     48,728,060         (8,880,060) (3)    39,848,000
Accumulated deficit                         (38,777,000)      (10,695,904)   (49,472,904)         9,895,904        (39,577,000)
                                             ----------      ------------     ----------        -----------        -----------
   Total stockholders' equity                 1,145,000       (1,814,844)       (669,844)         8,214,844          7,545,000

Total liabilities and stockholders'
 equity                                      $3,602,000      $    359,135     $3,961,135        $ 8,215,839        $12,176,974
                                             ==========      ============     ==========        ===========        ===========

              Unaudited Pro Forma Combined Statement of Operations
                  For the Nine Months Ended September 30, 2002

                                              Medix(1)     PocketScript(2)      Total            Pro Forma   Ref.   Combined
                                             ----------     ---------------   ----------        -----------  ----  -----------

Sales                                        $   10,000      $    135,159     $  145,159        $        -         $   145,159
                                             ----------      ------------     ----------        -----------        -----------
   Revenues                                      10,000           135,159        145,159                 -             145,159
                                             ----------      ------------     ----------        -----------        -----------

Operating expenses
   Amortization of software costs
    and license fees                            495,000                -         495,000                 -             495,000
   Software research and development
    costs                                       533,000            45,925        578,925                 -             578,925
   Selling, general and administrative
    expenses                                  3,390,000           485,998      3,875,998            616,235  (5)     4,492,233
   Impairment of assets                              -                 -              -             151,000  (4)       151,000
                                             ----------      ------------     ----------        -----------        -----------
      Total operating expenses                4,418,000           531,923      4,949,923            767,235          5,717,158
                                             ----------      ------------     ----------        -----------        -----------

Income (loss) from operations                (4,408,000)         (396,764)    (4,804,764)          (767,235)        (5,571,999)
                                             ----------      ------------     ----------        -----------        -----------

Other income (expense)
   Other income                                   7,000                            7,000                 -               7,000
   Interest expense                             (71,000)          (38,791)      (109,791)                -            (109,791)
   Financing costs                             (246,000)               -        (246,000)                -            (246,000)
   Reorganization gain                               -          2,879,867      2,879,867          2,879,867  (7)            -
                                             ----------      ------------     ----------        -----------        -----------

Net (loss) income                           $(4,718,000)     $  2,444,312    $(2,273,688)       $ 2,112,632        $(5,920,790)
                                            ===========      ============    ===========        ===========        ===========

Extraordinary item - forgiveness
 of debt income                                      -                 -              -                  -                  -
                                             ----------      ------------     ----------        -----------        -----------

Net loss after extraordinary item           $(4,718,000)     $  2,444,312    $(2,273,688)       $ 2,112,632        $(5,920,790)
                                            ===========      ============    ===========        ===========        ===========

Dividend on preferred stock                          -                 -              -                  -                  -
                                             ----------      ------------     ----------        -----------        -----------

Net (loss) income applicable to
 common stockholders                        $(4,718,000)     $  2,444,312    $(2,273,688)       $ 2,112,632        $(5,920,790)
                                            ===========      ============    ===========        ===========        ===========

Basic and diluted loss per common share      $    (0.08)                                                           $     (0.08)
                                             ==========                                                            ===========

Weighted average pro forma shares
outstanding - basic and diluted              60,698,928                                          12,000,000  (6)    72,698,928
                                             ==========                                         ===========        ===========

              Unaudited Pro Forma Combined Statement of Operations
                      For the Year Ended December 31, 2001

                                              Medix(1)      PocketScript(2)     Total            Pro Forma   Ref.   Combined
                                             ----------     ---------------   ----------        -----------  ----  -----------

Sales                                        $   29,000      $    597,505     $  626,505        $        -         $   626,505
                                             ----------      ------------     ----------        -----------        -----------
   Revenues                                      29,000           597,505        626,505                 -             626,505
                                             ----------      ------------     ----------        -----------        -----------
Operating expenses
   Amortization of software costs
    and licensefees                             213,000                -         213,000                 -             213,000
   Software research and development
    costs                                     1,075,000         1,032,214      2,107,214                 -           2,107,214
   Selling, general and administrative
    expenses                                  5,746,000         3,933,270      9,679,270            283,103  (5)     9,962,373
   Impairment of assets                       1,111,000                -       1,111,000            649,000  (4)     1,760,000
                                             ----------      ------------     ----------        -----------        -----------
      Total operating expenses                8,145,000         4,965,484     13,110,484            932,103         14,042,587
                                             ----------      ------------     ----------        -----------        -----------

Income (loss) from operations                (8,116,000)       (4,367,979)   (12,483,979)          (932,103)       (13,416,082)
                                             ----------      ------------     ----------        -----------        -----------
Other income (expense)
   Other income                                  12,000             3,202         15,202                 -              15,202
   Interest expense                            (104,000)          (59,676)      (163,676)                -            (163,676)
   Financing costs                           (2,428,000)         (150,000)    (2,578,000)                -          (2,578,000)
                                             ----------      ------------     ----------        -----------        -----------

Net loss                                   $(10,636,000)     $ (4,574,453)  $(15,210,453)       $  (932,103)      $(16,142,556)
                                           ============      ============   ============        ===========       ============

Extraordinary item                                   -                 -              -                  -                  -
                                           ------------      ------------    -----------        -----------       ------------

Net loss after extraordinary item          $(10,636,000)     $ (4,574,453)  $(15,210,453)       $  (932,103)      $(16,142,556)
                                           ============      ============   ============        ===========       ============

Dividend on preferred stock                          -           (240,000)      (240,000)                -            (240,000)
                                           ------------      ------------    -----------        -----------        -----------

Net loss applicable to common stockholders $(10,636,000)     $ (4,814,453)  $(15,450,453)       $  (932,103)      $(16,382,556)
                                           ============      ============   ============        ===========       ============

Basic and diluted loss per common share    $      (0.21)                                                          $      (0.26)
                                           ============                                                           ============

Weighted average pro forma shares
outstanding - basic and diluted              50,740,356                                          12,000,000  (6)    62,740,356
                                           ============                                         ===========       ============

    Notes to Unaudited Pro Forma Balance Sheet and Statements of Operations

1.   Reflects the  September  30, 2002 and December 31, 2001  balances  filed by
     Medix Resources, Inc. (Medix) on Forms 10-K and 10-Q.

2.   Reflects the  balances  from the  historical  financial  statements  of the acquiree,  PocketScript,  LLC  (PocketScript)  at  September  30,  2002 and
     December 31, 2001.

3.   To record  the  merger  consideration  and  purchase  price  allocation  in connection with the acquisition.  Medix paid an initial deposit of $100,000 in connection with the merger;  additionally  Medix is to issue  12,000,000 shares of preferred  stock subject to certain  adjustments  and  additional contingent  payment  consideration  of up to $4,000,000 in common stock for future performance criteria being satisfied. The preliminary purchase price
     allocation   below  does  not  include  any  contingent   consideration  or
     transaction  fees and expenses.  The value of the preferred  stock is based upon the 12,000,000  initial shares being issued which are convertible into one share of Medix  common  stock,  using a common  share price of $.60 for
     Medix common stock. The purchase price allocation is as follows:

              Consideration:
              Cash                                      $ 100,000
              Preferred Stock                           7,200,000
              Assumed Liabilities                       2,175,000
                                                       ----------
              Total consideration                      $9,475,000
                                                       ----------

              Purchase Price Allocation:
              Current Assets                            $  28,500
              Fixed Assets                                350,000
              Customer Contracts                          162,000
              Purchased Technology                      3,500,000
              Goodwill                                  5,434,500
                                                       ----------
              Total assets acquired                    $9,475,000
                                                       ----------

     The acquired  intangible  assets are amortized over their estimated  useful lives of five years for  Customer  Contracts  and four years for  Purchased
     Technology.   The  purchase  price   allocation  is  based  on  preliminary
     information  obtained  from an outside  valuation  being  performed  and is subject to finalization and adjustment.

4.   To adjust the balance of capitalized  software  development costs abandoned at September 30, 2002, and recorded the related impairment balances for the nine-month  period ended September 30, 2002 and the year ended December 31,
     2001.

5.   To remove  the  historical  depreciation  and  amortization  and record the depreciation

6.   and  amortization  for the  assets  acquired  based on the  purchase  price allocation described in note 3 above.

7.   To remove the gain from PocketScript Chapter 11 bankruptcy reorganization.

Annex A

                               MERGER AGREEMENT

                        dated as of December 19, 2002

                                    among

                              PS PURCHASE CORP.,

                            MEDIX RESOURCES, INC.,

                              POCKETSCRIPT, LLC,

                                     and

                               STEPHEN S. BURNS

      MERGER AGREEMENT dated as of December 19, 2002 (this "Agreement"),
                                                            ---------
among (i) POCKETSCRIPT, LLC, an Ohio limited liability company (the
"Company"), (ii) MEDIX RESOURCES, INC., a Colorado corporation ("Medix"),
                                                                 -----
(iii) PS Purchase Corp., a Delaware corporation (the "Merger Sub"), and a
                                                      ----------
wholly-owned subsidiary of Medix, and (iii) STEPHEN S. BURNS, ("Burns " or
                                                                -----
the "Representative").
     --------------

                             W I T N E S S E T H:
                             -------------------

      WHEREAS, the parties to this Agreement desire to effect a strategic business combination;

      WHEREAS, Burns owns approximately 25% of the issued and outstanding
Units (as hereinafter defined) of the Company;

      WHEREAS, in furtherance of the foregoing, upon the terms and subject to the conditions of this Agreement and in accordance with Chapter 1705 of the
Ohio Revised Code (the "Ohio Statute"), the Merger Sub will merge with and
                        ------------
into the Company in accordance with the provisions of the Ohio Statute, with the Company as the surviving corporation;

      WHEREAS, the Board of Directors of Medix and the sole Manager of the
Company has approved and determined that this Agreement, and the transactions contemplated herein, including the Merger (as hereinafter defined), are advisable, fair to, and in the best interests of, their respective corporations and stockholders; and

      WHEREAS, the Board of Directors of Medix and the sole Manager of the
Company has resolved to recommend adoption and approval of the Merger, this
Agreement and the transactions contemplated herein to the stockholders of
Medix and the members of the Company (the "Members"), respectively, and has
                                           -------
determined that the Merger, this Agreement, and the transactions contemplated hereby are fair to such stockholders or Members, as the case may be, and to recommend that the stockholders of Medix and the Members, approve and adopt the Merger, this Agreement and the transactions contemplated herein.

      NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements contained in this
Agreement and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I.
                                   General
                                   -------

Section 1.1.      The Merger.
                  -----------

      Upon the terms and subject to the conditions of this Agreement, and in accordance with the Ohio Statute and the Delaware General Corporation Law
(the "DGCL"), at the Effective Time (as hereinafter defined), the Merger Sub
      ----
shall be merged with and into the Company (the "Merger"). As a result of the
                                                ------
Merger, the separate existence of the Merger Sub shall cease and the Company shall continue as the surviving corporation of the Merger (the "Surviving
                                                                ----------
Corporation"). The corporate existence of the Company, with all its purposes,
-----------
rights, privileges, franchises, powers and objects, shall continue unaffected and unimpaired by the Merger and, as the Surviving Corporation, it shall be governed by the laws of the State of Ohio.

Section 1.2.      Effective Time; Closing.
                  -------------------------

      As promptly as practicable after the satisfaction or waiver of the conditions set forth in Articles VII, VIII and IX hereof, the parties hereto shall cause the Merger to be consummated by filing the Certificate of Merger with the Secretary of State of the State of Ohio and by making all other filings or recordings required under the Ohio Statute and the DGCL in connection with the Merger, in such form as is required by, and executed in accordance with the relevant provisions of, the Ohio Statute or such other applicable Law. The date and time when the Merger shall become effective is hereinafter referred to as the "Effective Time". The closing of the Merger
                                --------------
and the transactions contemplated hereby (the "Closing") shall be held at
                                               -------
10:00 a.m., local time, at the offices of Moses & Singer LLP, located at 1301
Avenue of the Americas, New York, New York  10019, on a date mutually agreed to by the parties hereto (the "Closing Date").
                               ------------

      At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the Ohio Statute. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all of the property, rights, privileges, powers and franchises of the Company and the Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions, disabilities and duties of the
Company and the Merger Sub shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Corporation.

Section 1.3.      Articles of Organization.
                  --------------------------

      The Certificate of Merger shall provide that the Articles of
Organization of the Company as amended and restated as set forth in such
Certificate of Merger shall become the Articles of Organization of the
Surviving Corporation, until the same shall thereafter be altered, amended or repealed in accordance with applicable law or such Articles of Organization.

Section 1.4.      Operating Agreement.
                  ---------------------

      The Certificate of Merger shall provide that the Operating Agreement of the Company in effect immediately prior to the Effective Time shall become the Operating Agreement of the Surviving Corporation, until the same shall thereafter be altered, amended or repealed in accordance with applicable law, the Articles of Organization of the Surviving Corporation or such Operating
Agreement.

Section 1.5.      Directors, Managers and Officers.
                  ----------------------------------

      The Certificate of Merger shall provide that from and after the
Effective Time, until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified in accordance with applicable law, (i) the directors of the Merger Sub at the
Effective Time shall become the Managers of the Surviving Corporation, and
(ii) the officers of the Merger Sub at the Effective Time shall become the officers of the Surviving Corporation.

Section 1.6.      Taking of Necessary Action; Further Assurances.
                  -----------------------------------------------

      Prior to the Effective Time, and subject to the terms and conditions provided herein, the parties hereto shall take, or cause to be taken (as the case may be), all such action as may be necessary or appropriate in order to effectuate the Merger as provided in this Agreement as expeditiously as reasonably practicable.

ARTICLE II.
                      Effect of Merger on Capital Stock
                      ---------------------------------

Section 2.1.      Merger Consideration
                  --------------------

      Subject to adjustment pursuant to Article III and the Contingent
Payments (as hereinafter defined) upon the attainment of certain Qualifying
Events (as hereinafter defined) pursuant to Article IV below, the initial consideration (the "Initial Merger Consideration") payable in the Merger with
                    ----------------------------
respect to all voting units and non-voting Units issued and outstanding at the Effective Time and all securities convertible into or exercisable or exchangeable for Units of the Company shall be Twelve Million (12,000,000)
shares (subject to adjustment as provided in Section 3.2 hereof) of Medix common stock, $.001 par value per share (the "Common Stock").  The Initial
                                              ------------
Merger Consideration together with the Contingent Payments are hereinafter referred to as the "Merger Consideration".
                    --------------------

Section 2.2.      Conversion.
                  ------------

      At the Effective Time, by virtue of the Merger and without any action on the part of Medix, the Merger Sub, the Company or the holders of any of the following securities:

(a)   Each unit of ownership interests in the Company (each a "Unit" and
                                                               ----
collectively, the "Units") issued and outstanding immediately prior to the
                   -----
Effective Time shall be canceled and shall by virtue of the Merger and without any action on the part of the holder thereof be converted automatically into the right to receive with respect to each holder of a
Unit, the Per Unit Merger Consideration (as hereinafter defined), subject to adjustment pursuant to Article III below, upon the surrender of the certificates representing such Member's Units in the manner set forth in
Section 2.3. All such Units, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing Units shall cease to have any rights with respect thereto, except the right to receive such number of shares of Common Stock into which Units Company have been converted.  The
"Per Unit Merger Consideration" shall mean, One Hundred Twenty Thousand
------------------------------
($120,000) shares of Common Stock (subject to adjustment as provided in
Section 3.2 hereof) for each Unit issued and outstanding at the Effective
Time and exchanged in the Merger.

(b)   Each share of common stock, $.01 par value per share, of the Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one validly issued, fully paid and nonassessable voting unit of the Surviving Corporation and shall constitute the only issued and outstanding ownership interest in the Surviving Corporation.

(c)   If after the date hereof and prior to the Effective Time, Medix shall have declared a stock split (including a reverse split) of Common Stock or a dividend payable in Common Stock or effected any recapitalization or reclassification of its common stock or any other similar transaction, then the Per Unit Merger Consideration shall be appropriately adjusted to reflect such stock split, dividend, recapitalization, reclassification or similar transaction.

(d)   At the Effective Time, each option, warrant or other right or security to purchase, convert, exchange or otherwise receive a Unit in the Company shall be canceled and cease to exist.

Section 2.3.      Exchange of Certificates.
                  --------------------------

(a)   As soon as reasonably practicable after the Effective Time, Medix and the Surviving Corporation shall mail (or cause a designated agent to mail) to each holder of record of Units reflected on the books and records of the
Company (i) a letter of transmittal (which letter shall specify that delivery shall be effected, and risk of loss and title to the certificates representing the Units shall pass, only upon delivery to Medix or an agent designated by Medix a properly executed assignment and letter of transmittal and shall be in such form and have such other provisions as Medix may reasonably specify), and (ii) instructions for use in effecting the assignment of the Units in exchange for certificates representing shares of
Common Stock.

(b)   Upon the delivery to Medix or an agent designated by Medix of such assignment and letter of transmittal, duly executed, and such other documents as may reasonably be required by Medix, the holder, subject to the escrow arrangements provided for in Section 2.3(d) below, will be entitled to receive certificates representing the number of whole shares of Common Stock to be issued in respect of the Units surrendered.
(c)   No certificate or scrip representing fractional shares of Common Stock shall be issued upon the surrender for exchange of Units, and such fractional share interests will not entitle the owner thereof to vote or to any rights as a stockholder of Medix. All fractional shares of Common Stock that a holder of Units would otherwise be entitled to receive as a result of the
Merger shall be rounded to the nearest whole number of shares.

(d)   If a certificate for Common Stock is to be sent to a Person other than the Person in whose name the Units surrendered for exchange are registered, it shall be a condition of the exchange that the Person requesting such exchange shall pay to Medix any transfer or other taxes required by reason of the delivery of such certificate to a Person other than the registered holder of the certificate surrendered, or shall establish to the satisfaction of
Medix that such tax has been paid or is not applicable.  "Person" shall mean
                                                          ------
any individual, corporation, partnership (general or limited), limited liability company, limited liability partnership, trust, joint venture, joint-stock company, syndicate, association, entity, unincorporated organization or government or any political subdivision, agency or instrumentality thereof.  Notwithstanding the foregoing, the shares of Common
Stock constituting the Initial Merger Consideration (the "Escrow Shares")
                                                          -------------
shall de deposited into an escrow account (the "Escrow Account") pursuant to
                                                --------------
an escrow agreement (the "Escrow Agreement"), among Medix, the Representative
                          ----------------
and the escrow agent (the "Escrow Agent") in form and substance reasonably
                           ------------
satisfactory to the parties thereto.  The Escrow Agent shall be a bank or trust company with capital and surplus exceeding $500,000,000 reasonably satisfactory to Medix and the Representative.  The Escrow Shares shall (i)
secure the obligations with respect to any adjustments or indemnification obligations under this Agreement; (ii) insure compliance with all applicable
Law restricting the transfer or distribution of such shares and (iii) provide for the Escrow Shares to be released in accordance with the terms and conditions set forth in the Escrow Agreement which shall provide for timely release of such number of Escrow Shares permitted to be sold in accordance with the schedule for sale of shares set forth in the Escrow Agreement.

(e)   The shares of Common Stock issued in exchange for the Units in accordance with the terms hereof shall constitute satisfaction and payment in full satisfaction of all of Medix's or the Surviving Corporation's
obligations under this Agreement with respect to the Initial Merger
Consideration and all rights pertaining to such Units, and the
Representative, in his individual capacity and, on behalf of the Members, hereby waives and releases Medix and the Surviving Corporation from any and all claims or liabilities relating to such exchange or arising out of the further disposition of such shares of Common Stock.

Section 2.4.      Dividends and Distributions.
                  -----------------------------

      No dividends or other distributions that are declared or made after the
Effective Time with respect to Common Stock payable to holders of record thereof after the Effective Time shall be paid to a Member entitled to receive certificates representing Common Stock until such Member has properly surrendered such Member's certificates representing Units. Upon such surrender, there shall be paid to the Member in whose name the certificates representing such Common Stock shall be issued any dividends which shall have become payable with respect to such Common Stock between the Effective Time and the time of such surrender, without interest. After such surrender, there shall also be paid to the Member in whose name the certificates representing such Common Stock shall be issued any dividend on such Common Stock that shall have a record date subsequent to the Effective Time and prior to such surrender and a payment date after such surrender; provided that such
                                                   --------
dividend payments shall be made on such payment dates. In no event shall the
Member entitled to receive such dividends be entitled to receive interest on such dividends.

Section 2.5.      No Liability.
                  --------------

      None of Medix, the Merger Sub, the Company or the Surviving Corporation
shall be liable to any Person in respect of any Common Stock or any dividends or distributions with respect thereto, in each case delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. If any certificate shall not have been surrendered prior to six (6)
months after the Effective Time, any such Common Stock, dividends or distributions in respect thereof or such cash shall, to the extent permitted by applicable law, be delivered to Medix, upon demand, and any Members who have not theretofore complied with the provisions of this Article II shall thereafter look only to Medix for satisfaction of their claims for such
Common Stock, dividends or distributions in respect thereof or such cash.

Section 2.6.      Withholding Rights.
                  --------------------

      The Surviving Corporation shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any Member such amounts as it is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Service Code of 1986, as amended (the "Code") (as hereinafter defined) and the rules and regulations
              ----
promulgated thereunder, or any provision of state, local or foreign tax law.
To the extent that amounts are so withheld by the Surviving Corporation, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Member in respect of which such deduction and withholding was made by the Surviving Corporation.

Section 2.7.      Closing of Company Unit Journal.
                  ---------------------------------

      At the Effective Time, the Unit journal of the Company shall be closed and no transfer of Units shall thereafter be made. If, after the Effective
Time, assignment of Units are presented to the Surviving Corporation, they shall, when accompanied by proper documentation, be exchanged for the Pro
Rata Merger Consideration for the Units represented thereby in the manner provided in this Article II and any dividends or distributions payable pursuant to Section 2.4.

ARTICLE III.
                     Adjustments to Merger Consideration
                     -----------------------------------

Section 3.1.      Closing Balance Sheet.
                  ----------------------

      For the purpose of determining the adjustment, if any, to the Initial
Merger Consideration, as soon as practicable (but in any event within ninety
(90) days) after the Closing Date (as hereinafter defined), the Surviving
Corporation shall deliver to the Representative an audited balance sheet of the Company prepared on an accrual basis as of the Closing Date (the "Closing
                                                                      --------
Balance Sheet").  The Closing Balance Sheet shall be accompanied by a report
-------------
or reports thereon of Medix's independent certified public accountants that the Closing Balance Sheet presents fairly the financial position of the
Company on the Closing Date in conformity with GAAP applied on a consistent basis.

Section 3.2.      Adjustment
                  ----------

      The Initial Merger Consideration shall be decreased, dollar-for-dollar, by the amount by which the sum of (i) the amount of the aggregate indebtedness set forth on Schedule 3.2 of the Company Disclosure Letter, (ii)
                          ------------
the amount, if any, by which (A) the Company's current liabilities (accounts payable and accrued expenses) and any outstanding indebtedness, other than
(x) the indebtedness set forth on Schedule 3.2 of the Company Disclosure
                                  ------------
Letter, (y) $100,000 paid to the Company by Medix relating to certain prepaid programming and (z) the $100,000 in expenses referred to in Section 10.8, exceeds (B) the sum of the Company's current assets (including cash, cash equivalents, accounts receivables that are less than ninety (90) days past due and prepaid expenses) and deposits, as determined in conformity with GAAP applied on a consistent basis in accordance with the Company's historical practices and as reflected on the Closing Balance Sheet and (iii) the amount paid to dissenting Members that demand fair cash value for their Units under the Ohio Statute, is greater than Fifty Thousand Dollars ($50,000).  The amount of any adjustment required pursuant to this Section 3.2 shall be effected by a reduction in the shares of Common Stock constituting the
Initial Merger Consolidation as determined based upon an assumed price of
$0.50 per share of Common Stock.  The "Company Disclosure Letter" shall mean
                                       -------------------------
the Company disclosure schedules delivered by the Company to Medix concurrently with the execution and delivery of this Agreement.  The Company
Disclosure Letter shall include specific references to each provision of this
Agreement to which information contained in the Company Disclosure Letter is intended to apply.

Section 3.3.      Acceptance of Closing Balance Sheet
                  -----------------------------------

      Following the delivery of the Closing Balance Sheet, the Surviving
Corporation will allow the Representative reasonable access during regular business hours to all work papers, books and records and all additional information used in preparing the Closing Balance Sheet and will make the officers, employees and independent certified public accountants reasonably available to discuss with the Representative such papers, books, records and information.  The Representative shall, within thirty (30) days following receipt of the Closing Balance Sheet, notify the Surviving Corporation of its acceptance of the Closing Balance Sheet or that the Closing Balance Sheet does not present fairly the financial position of the Company at such date stating in detail the specific items or amounts in dispute.  If such notification is not given within such thirty (30) day period, then the
Closing Balance Sheet shall be deemed to be the Closing Balance Sheet upon which the Adjusted Initial Merger Consideration (as hereinafter defined)
shall be determined.

Section 3.4.      Dispute Resolution
                  ------------------

      In the event that the Representative notifies the Surviving Corporation that the Closing Balance Sheet does not present fairly the financial position of the Company and the Surviving Corporation does not agree with the
Representative's claim, the Representative and the Surviving Corporation shall meet and use their respective reasonable best efforts to resolve the items or amounts in dispute.  If the Representative and the Surviving
Corporation are unable to reach an agreement within thirty (30) days after receipt of the Representative's notification, a mutually acceptable nationally-recognized accounting firm (the "Accounting Referee") will review
                                            ------------------
the disputed items or amounts and compute the Adjusted Initial Merger
Consideration.  In reviewing the Closing Balance Sheet, the Accounting
Referee shall consider only the items or amounts in dispute (and to the extent required, any other items or amounts necessary to derive the disputed items or amounts).  Such determination shall be made within thirty (30) days after the date on which the Accounting Referee is selected and shall be binding on the parties.  The fees, costs and expenses of the Accounting
Referee shall be borne by the party that is furthermost from the Accounting
Referee's final determination.

Section 3.5.      Adjusted Initial Merger Consideration.
                  -------------------------------------

      Within ten (10) days following the acceptance by the Representative of the Closing Balance Sheet or resolution of any Closing Balance Sheet dispute,
Medix shall be entitled to have released from the Escrow Account or set-off against and the Members hereby agree to surrender for cancellation and release from the Escrow Agreement or set-off against the number of shares of
Common Stock equal to the amount, on a dollar-for-dollar basis, (based on the
Average Closing Price as of the Closing Date) that current liabilities exceeds current assets by an amount greater than $50,000 as finally determined in accordance with this Article III.  The Initial Merger
Consideration as adjusted pursuant to this Article III is hereinafter referred to as the "Adjusted Initial Merger Consideration".
                    -------------------------------------

Section 3.6.      Payment of Liabilities.
                  ----------------------

      On the Closing Date, Medix shall cause the Surviving Corporation to pay in full all of the indebtedness set forth in Schedule 3.2  of the Company
                                             -------------
Disclosure Letter, excluding the indebtedness to KeyBank National Association.

ARTICLE IV.
                           Contingent Consideration
                           ------------------------

Section 4.1.      Qualifying Events.
                  ------------------

      In addition to the Initial Merger Consideration, the Members shall be entitled to receive contingent consideration upon the attainment of certain performance criteria or milestones (each, a "Qualifying Event") as set forth
                                             ----------------
below (each a "Contingent Payment" and collectively, the "Contingent
               ------------------                         -----------
Payments").  The number of shares of  Common Stock to be issued and delivered upon the achievement of each Qualifying Event shall be determined by dividing
$1,000,000 by the average closing price of Common Stock, as listed on the
American Stock Exchange ("AMEX"), for the period commencing on the Closing
                          ----
Date to the date of satisfaction of the applicable Qualifying Event (the
"Contingent Payment Price").
-------------------------

(a)   Telcom Contingent Payment.  The Members shall be entitled to receive an aggregate of $1,000,000 of Common Stock if the Surviving Corporation (which for purposes of this Section 4.1 shall include the Surviving Corporation,
Medix and their respective affiliates) executes and delivers a marketing or strategic alliance agreement with a national telecommunication company set forth on Schedule 4.1 (such Schedule 4.1 may be amended by Medix and Burns
         ------------       ------------
upon their mutual consent, such consent not to be unreasonably withheld)
within six (6) months of the Closing Date.  Such agreement must be satisfactory in form and substance to the Surviving Corporation in its reasonable discretion and must include a minimum term of one (1) year and the potential of generating material revenue for the Surviving Corporation if the
Surviving Corporation performs its obligations under the agreement.

(b)   Hardware Vendor Contingent Payment.  The Members shall be entitled to receive an aggregate of $1,000,000 of Common Stock if the Surviving
Corporation executes and delivers a strategic development, marketing or distribution agreement with a national handheld vendor set forth on Schedule
                                                                    ---------
4.1 within six (6) months of the Closing Date.  Such agreement must be
---
satisfactory in form and substance to the Surviving Corporation in its reasonable discretion and must include, without limitation, material performance obligations on the part of such vendor, a term of at least one
(1) year, and the potential of generating material revenue for the Surviving
Corporation if Surviving Corporation performs its obligations under the agreement.

(c)   RXHub Contingent Payment.  The Members shall be entitled to receive an aggregate of $1,000,000 of Common Stock if within one (1) year from the date on which the public announcement is made that PocketScript Express launched the RxHub System, not less than five thousand (5,000) physicians shall have executed an average of at least two hundred fifty (250) electronic prescriptions utilizing the RxHub System.

(d)   Pharmaceutical Company Contingent Payment.  The Members shall be entitled to receive an aggregate of $1,000,000 of Common Stock if the
Surviving Corporation executes and delivers a marketing or strategic alliance agreement with a national pharmaceutical company set forth on Schedule 4.1
                                                              ------------
within six (6) months of the Closing Date.  Such agreement must be satisfactory in form and substance to the Surviving Corporation in its reasonable discretion and must include, without limitation, material performance obligations on the part of the Pharmaceutical Company, a minimum term of one (1) year, and the potential of generating material revenue for the Surviving Corporation if the Surviving Corporation performs its obligations under the agreement.

Section 4.2.      Maximum Amount of Contingent Payments.
                  -------------------------------------

      In no event and under no circumstances shall the aggregate amount of
Contingent Payment payable pursuant to this Article IV exceed $4,000,000 in value as determined based on the applicable Contingent Payment Price.

Section 4.3.      Delivery of Contingent Payments
                  -------------------------------

      Medix shall deliver to the Escrow Agent for deposit into the Escrow
Account the number of shares of  Common Stock calculated in accordance with this Article IV within thirty (30) days of satisfying the milestone applicable to each respective Qualifying Event.  The shares of Common Stock issued and delivered in connection with the satisfaction of the applicable
Qualifying Event and deposited in the Escrow Account shall be released in accordance with the terms and conditions of the Escrow Agreement.  Upon issuance and delivery of the Common Stock relating to the Contingent
Payments, such issuance shall constitute satisfaction and payment in full of all of Medix's or the Surviving Corporation's obligations under this
Agreement with respect to the Contingent Payment in question and the
Representative, in his individual capacity and on behalf of the Members, hereby waives and releases Medix and the Surviving Corporation from any and all claims or liabilities relating to such Contingent Payment or arising out of the further disposition of such shares of Common Stock.

ARTICLE V.
                       Representation and Warranties of
                            the Company and Burns
                            ---------------------

      The Company and Burns, in his individual capacity and as Representative of the Members pursuant to Section 8.16 below, jointly and severally, represent and warrant to Medix and the Merger Sub as follows:

Section 5.1.      Title - Member
                  --------------

      Each Member is the beneficial and record owner of, and has good and valid title to, the number, percentage and class of Units (both voting and non-voting) set forth opposite such Member's name on Schedule 5.1 of the
                                                     ------------
Company Disclosure Letter, with the full power and authority to vote such
Units and to transfer and otherwise dispose of such Units free and clear of all security interests, judgments, liens, pledges, adverse claims, charges, escrows, options, warrants, rights of first refusal, rights of first offer, mortgages, indentures, security interests, or other agreements, arrangements, encumbrances or defects of any kind or character (collectively,
"Encumbrances").  The Units are such Member's only voting, equity or other financial instrument (including, but not limited to, any right to receive distributions or profits from the Company) in the Company.  Except as described on Schedule 5.1 of the Company Disclosure Letter, there are no
             ------------
agreements or understandings between any Member and any other Person with respect to the voting, sale or other disposition of any Member's Units or any other matter relating to the Company.

Section 5.2.      Authority - Burns.
                  ------------------

      Burns has full and absolute legal right, power and authority to execute and deliver each of the Merger Documents (as hereinafter defined) to which
Burns is a party, and to perform his obligations contemplated thereby.  This
Agreement has been validly executed and delivered by Burns, and constitutes a valid and binding obligation of Burns enforceable against him in accordance with its terms.  Each other Merger Document executed by Burns, when executed and delivered in accordance with the provisions hereof, shall be a valid and binding obligation of Burns, enforceable against him in accordance with its respective terms.  As used herein, the term "Merger Documents" shall mean collectively the following:  (i) this Agreement, (ii) the Employment
Agreement (as hereinafter defined), (iii) the Escrow Agreement, (iv) the
Registration Rights Agreement (as hereinafter defined), (v) the Voting
Agreement (as hereinafter defined) and (vi) each other agreement, certificate or other instrument delivered herewith.

Section 5.3.      Organization; Power - Company.
                  ------------------------------

      The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Ohio, has all requisite power and authority to own, lease and operate the assets, properties and rights used to carry on the business, operations and affairs of the Company as now being conducted and to execute and deliver the Merger
Documents to which it is a party, to perform its obligations thereunder and to consummate the transactions contemplated thereby.

Section 5.4.      Authority - Company.
                  --------------------

      The Company has taken all limited liability company action necessary to authorize the execution and delivery of the Merger Documents to which the
Company is a party, the performance of its obligations thereunder and the consummation of the transactions contemplated thereby (other than with respect to the Merger, the approval and adoption of this Agreement and the transactions contemplated hereby by the Members of the Company in accordance with applicable law and the Company's Articles of Organization and Operating
Agreement and the filing and recordation of appropriate merger documents as required by the Ohio Statute).  This Agreement has been executed and delivered by one or more managers or officers of the Company in accordance with such authorization and constitutes a valid and binding obligation of the
Company, enforceable against the Company in accordance with its terms.  Each
Merger Document and each other document or instrument contemplated thereby, when executed and delivered in accordance with the provisions thereof, shall be a valid and binding obligation of the Company, enforceable against the
Company in accordance with its terms.

Section 5.5.      Qualifications.
                  -----------------

      The Company is qualified in all jurisdictions wherein the character of the property owned or leased or the nature of the activities conducted by it makes such qualification necessary.  Schedule 5.5 of the Company Disclosure
                                     ------------
Letter sets forth a list of all such jurisdictions.

Section 5.6.      No Conflict.
                  --------------

      The execution and delivery by the Company and Burns of the Merger
Documents to which it or he is a party, consummation of the transactions contemplated thereby, and their compliance with the provisions thereof, will not (i) violate or conflict with the Company's articles of organization or operating agreement, each as amended to the date hereof; (ii) violate, constitute a default (whether with notice, lapse of time, or both), conflict with, or give rise to any right of termination, cancellation, or acceleration under any agreement, indenture, note, bond, mortgage, deed of trust, lease, security, license, permit, or instrument to which the Company or Burns is a party, or to any of their respective assets are subject; (iii) result in the imposition of any Encumbrance on any of the assets of the Company; (iv)
violate or conflict with any Laws (as hereinafter defined); or (v) require any consent, approval or other action of, notice to, or filing with any
Person, except for those that have been obtained or made.  "Laws" means all
                                                            ----
laws, rules, regulations, ordinances, orders, judgments, injunctions, decrees and other legislative, administrative or judicial restrictions.

Section 5.7.      Capitalization.
                  -----------------

(a)   Schedule 5.7 of the Company Disclosure Letter sets forth all Units of
      ------------
the Company, including the names of the holders thereof and the number, percentage and class held by each.  All of the issued and outstanding Units of the Company are duly authorized, validly issued, fully paid and nonassessable.  Except for the Units listed on Schedule 5.7 of the Company
                                               ------------
Disclosure Letter there are no other membership, equity, voting or profit-sharing interests, rights or securities of or with respect to the
Company.

(b)   Except as set forth on Schedule 5.7 of the Company Disclosure Letter,
                             ------------
there are no outstanding (i) securities convertible into or exchangeable for
Units or any other equity interests of the Company, (ii) options, warrants or other rights to purchase or otherwise acquire from the Company or any equity owner thereof Units or any other equity interests of the Company or securities convertible into or exchangeable for Units or any other equity interests of the Company, (iii) contracts, agreements or commitments, relating to the issuance by the Company of any Units or any other equity interests of the Company, any convertible or exchangeable securities, or any options, warrants or other rights to acquire Units or any other equity interests of the Company, or (iv) voting trusts, voting agreements, proxies or other agreements, instruments or understandings with respect to the voting, issuance, redemption, transfer or other disposition of the Units or any other equity interests of the Company to which the Company or any equity owner is a party.  No Person has the right to nominate or elect directors or managers of the Company except through the ownership of units of Units.
There are no preemptive rights and, except with respect to the Units listed on Schedule 5.7 of the Company Disclosure Letter, there are no contracts,
   ------------
agreements or understandings (whether written or oral) providing for the sharing of profits, revenues or other distributions or payments from the
Company.

Section 5.8.      Subsidiaries; Investments.
                  ----------------------------

      The Company does not, directly or indirectly, own, have the power to vote or to exercise a controlling influence with respect thereto, through management contract or otherwise, nor does it have the right to acquire any equity interest or other interest in, any corporation, partnership, joint venture, or other Person, nor has it made, nor has it any commitments to make, any loans or guarantees to any Person.

Section 5.9.      Financial Information.
                  ------------------------

(a)   Schedule 5.9 of the Company Disclosure Letter sets forth the unaudited
      ------------
balance sheet (the "Balance Sheet") of the Company for the seven (7) month
                    -------------
period ended November 30, 2002 (the "Balance Sheet Date") and the related
                                     ------------------
statements of income for the period then ended, including any footnotes thereto (all of the foregoing being hereafter collectively referred to as the
"Financial Statements").
 --------------------

(b)   The Financial Statements referred to above fairly present the financial position of the Company as of the dates indicated and the results of operations and cash flows of the Company and for the periods indicated on an accrual basis.  The Financial Statements have been prepared in accordance with GAAP consistently applied throughout the periods covered thereby and in accordance with the books and records of the Company maintained in accordance with historical practice.  The Financial Statements are complete and correct and consistent with the books and records of the Company.  The assets and accounts receivable set forth in the Financial Statements are the result of bona fide transactions or claims in the Ordinary Course of Business.
"Ordinary Course of Business" shall mean the ordinary course of business of
----------------------------
the Company consistent with past practice and custom, including with respect to quantity, quality and frequency.

Section 5.10.     Absence of Undisclosed Liabilities.
                  -----------------------------------

(a)   The Company does not have any loss or liability in excess of $5,000 individually or $10,000 in the aggregate of any nature, whether or not accrued, absolute, contingent, determined or determinable or any loss contingency, which is not disclosed or provided for on the Balance Sheet or required under GAAP to be disclosed on the Balance Sheet, and there is no basis or event for or relating to any present or future action, suit, proceeding, charge, claim or demand giving rise to any such loss or liability.  All reserves established by the Company on the Balance Sheet are adequate to cover any loss or liability of the Company.

(b)   Except as set forth on Schedule 3.2 of the Company Disclosure Letter,
                             ------------
the Company has repaid in full all indebtedness or other obligations of the
Company for borrowed money, evidence of which has been delivered to Medix.

Section 5.11.     No Consent or Approval Required.
                  ---------------------------------

      Except as set forth on Schedule 5.11 of the Company Disclosure Letter,
                             -------------
no consent, waiver, approval or authorization of, or declaration to or filing with, any governmental or regulatory authority, or any other Person, is required for the valid authorization, execution and delivery by the Company and Burns of the Merger Documents to which it or he is a party or for the consummation of the transactions contemplated thereby, including but not limited to, the consent of creditors with respect to any loans or other indebtedness of the Company and under Office Leases (as hereinafter defined).

Section 5.12.     Changes.
                  --------

      Except as set forth on Schedule 5.12 of the Company Disclosure Letter,
                             -------------
since the Balance Sheet Date there has not been any:

(i)   material adverse change in the business, assets, properties, rights, affairs, operations, financial condition or prospects of the Company or any deviation from historical accounting and other practices in connection with the maintenance of the Company's books and records;

(ii)  damage, destruction or loss, whether or not covered by insurance, affecting the assets, properties or business of the Company;

(iii) declaration or payment of any dividend or distribution in respect of the Units of the Company, or any direct or indirect redemption, purchase or other acquisition of any of such Units or any issuance of any securities by the Company;

(iv)  increase in or prepayment of the compensation payable or to become payable by the Company to any of its Members, directors, managers, officers, employees, consultants or agents, or the making of any bonus payment or similar arrangement (including without limitation any change-in-control or
"golden parachute" agreement or understanding) or adoption, amendment, modification or termination of any bonus, incentive, stock option, profit-sharing, severance or other plan, agreement or commitment for the benefit of the Members, directors, managers, officers or employees of the
Company or any action with respect to any other Company Benefit Plan (as hereinafter defined);

(v)   cancellation or write-off of any indebtedness or other obligation due to the Company;

(vi)  obligation or liability (whether absolute, accrued, contingent or otherwise and whether due or to become due) created or incurred, or any transaction, contract or commitments entered into, by the Company other than such items created or incurred in the Ordinary Course of Business and consistent with past practice, but in no event greater than $5,000 in the aggregate;

(vii) change in the manner in which the Company bills its clients, handles its accounts or otherwise deals with clients but excluding variable end user agreements and any changes involving amounts less than $5,000;

(viii)      waiver, cancellation or release of any rights or claims of the
Company except in the Ordinary Course of Business and consistent with past practices and for fair value, or any lapse or other loss of a right of the
Company to use its assets;

(ix)  sale, lease, license, assignment or transfer of assets of the Company except in the Ordinary Course of Business and consistent with past practices;

(x)   commitments for capital expenditures by the Company in excess of $5,000 in the aggregate;

(xi)  change in the Ordinary Course of Business and consistent with past practice, with respect to the payment of accounts payable or other current liabilities and the collection of accounts receivable, including, without limitation, any acceleration or deferral of the payment or collection thereof, as applicable;

(xii) grant of a security interest or other Encumbrance in any of the assets, properties or rights of the Company;

(xiii)      change in the articles of organization, operating agreement or other governing documents of the Company, except as contemplated by the
Merger Documents;

(xiv) transactions with any affiliated Person;

(xv)  to the Company's and Burn's best knowledge, any material change in the
Laws or regulations governing the Company and its business, operations, affairs, assets, properties or rights;

(xvi) any material adverse change in the Company's cash, cash equivalents or marketable securities or other liquid assets reflected in the Financial
Statements;

(xvii)      any license or sublicense of any rights under or with respect to any Intellectual Property (as hereinafter defined) other than in the Ordinary
Course of Business;

(xviii)     other events or conditions of any character which materially adversely affect, or could materially adversely affect, the business, operations, affairs, assets, properties or rights of the Company; and

(xix) any commitment, agreement, arrangement or understanding (whether written or oral) to do any of the foregoing.

Section 5.13.     Contracts.
                  ----------

(a)   Schedule 5.13 of the Company Disclosure Letter sets forth a list of all
      -------------
written or oral contracts, agreements, understandings, licenses, commitments and other instruments (including all amendments, modifications or extensions relating thereto) to which the Company is a party or by which any of its assets, properties or rights are bound, other than contracts or agreements involving amounts not in excess of $5,000 annually (each a "Contract" and
                                                            --------
collectively, the "Contracts").  Except for the Contracts set forth on
                   ---------
Schedule 5.13 of the Company Disclosure Letter, there are no other contracts,
-------------
agreements, understandings, licenses, commitments or other instruments relating to the Company and its business, operations and affairs.

(b)   With respect to each Contract listed on Schedule 5.13 of the Company
                                              -------------
Disclosure Letter:

(i)   each Contract is legal, valid binding, enforceable and in full force and effect;

(ii)  each Contract will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following  the consummation of the transactions contemplated by the Merger Documents;

(iii) the Company is not in breach or default or alleged to be in breach or default under any of the Contracts, and the Company has no notice or knowledge of any state of facts which would, with or without the giving of notice or lapse of time or both, constitute a default thereunder;

(iv)  to the Company's and Burn's best knowledge, the other parties to each
Contract are not in breach or default or alleged to be in breach or default thereunder and no event has occurred which with the lapse of time would constitute or breach or default or permit termination, modification or acceleration under any Contract;

(v)   no party to a Contract has repudiated any provision of any such
Contract;

(vi)  the Company has furnished to Medix a correct and complete copy of each
Contract (including any amendments, modifications or renewals relating thereto); and

(vii) each Contract involving amounts in excess of $5,000 annually is established in a written instrument executed and delivered by the parties thereto.

(c)   No products or services leased or sold by the Company is subject to any warranty, guaranty or indemnity that is not included in the standard terms of sale or lease of the Company in the Ordinary Course Business.  The Company
has provided Medix true and complete copies of all sales or purchase orders or standard terms of sale or lease used by the Company.

(d)   All products or services sold, leased or provided by the Company prior to the Closing, conform in all material respects to contractual commitments, express or implied warranties, specifications, and quality standards established by the Company.  The Company has no liability for replacement or repair of any products or services sold or leased except as may arise in the
Ordinary Course of Business.  No product liability claims have been asserted or threatened against the Company or any of its products or services and the
Company and Burns are not aware of any events or circumstances that could reasonably be expected to result in a product liability claim.

Section 5.14.     Employee Benefit Plans.
                  -----------------------

(a)   Schedule 5.14 of the Company Disclosure Letter hereto contains a true
      -------------
and complete list of (i) each plan, program, policy, payroll practice, contract, agreement or other arrangement, or commitment therefore, providing for compensation, severance, termination pay, performance awards, stock or stock-related awards, fringe benefits or other employee benefits of any kind, whether formal or informal, funded or unfunded, written or oral, and whether or not legally binding, which is now or previously has been sponsored, maintained, contributed to or required to be contributed to the Company by or pursuant to which the Company has any liability, contingent or otherwise, including, but not limited to, any "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as
amended ("ERISA") (each, a "Company Benefit Plan"); and (ii) each management,
          -----             --------------------
employment, bonus, option, equity (or equity related), severance, consulting, non-compete, confidentiality or similar agreement or contract, pursuant to which the Company has any liability, contingent or otherwise, between the
Company and any current, former or retired employee, officer, consultant, independent contractor, agent or director of the Company (an "Employee")
                                                              --------
(each, an "Employee Agreement").  Neither the Company nor any ERISA Affiliate
           ------------------
(as defined in 2.13(b)) currently sponsors, maintains, contributes to, or is required to contribute to, nor has the Company ever sponsored, maintained, contributed to or been required to contribute to, or incurred any liability to, (i) any "multiemployer plan" (as defined in ERISA Section 3(37)) or (ii)
any Company Benefit Plan which provides, or has any liability to provide, life insurance, medical, severance or other employee welfare benefits to any
Employee upon his or her retirement or termination of employment, except as required by Section 4980B of the Code.

(b)   An "ERISA Affiliate" is defined as (i) any entity that is a member of a
          ---------------
controlled group with the Company, as described in Section 414(b) of the
Code, or that is under common control with the Company, for the purposes of
Section 414(c) of the Code or ERISA Section 4001(a)(14); (ii) any entity that is part of an affiliated service group with the Company as described in
Section 414(m) of the Code; or (iii) any entity that is required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code.

(c)   The Company has made available to Medix current, accurate and complete copies of all documents embodying or relating to each Company Benefit Plan and each Employee Agreement, including all amendments thereto, trust or funding agreements relating thereto (if any), the three most recent annual reports (Series 5500 and related schedules) required under ERISA, summary annual reports, the most recent determination letter received from the
Internal Revenue Service (the "IRS"), the most recent summary plan
                               ---
description (with all material modifications), if the Company Benefit Plan is funded, the most recent annual and periodic accounting of Company Benefit
Plan assets, and all material communications to any Employee or Employees relating to any Company Benefit Plan or Employee Agreement.

(d)   With respect to each Company Benefit Plan (i) the Company and each
ERISA Affiliate, if any, has performed all obligations required to be performed by it under each Company Benefit Plan and Employee Agreement and neither the Company nor any ERISA Affiliate is in default under or in violation of, any Company Benefit Plan, (ii) each Company Benefit Plan has been established and maintained in accordance with its terms and in compliance with all applicable laws, statutes, orders, rules and regulations, including but not limited to ERISA and the Code, including without limiting the foregoing, the timely filing of all required reports, documents and notices, where applicable, with the IRS and the Department of Labor (the
"Department"); (iii) each Company Benefit Plan intended to qualify under
-----------
Section 401 of the Code is, and since its inception has been, so qualified and a determination letter has been issued by the IRS to the effect that each such Company Benefit Plan is so qualified and that each trust forming a part of any such Company Benefit Plan is exempt from tax pursuant to Section 501
(a) of the Code and no circumstances exist which would adversely affect this qualification or exemption; (iv) no "prohibited transaction," within the meaning of Section 4975 of the Code or Section 406 of ERISA, has occurred with respect to any Company Benefit Plan; (v) no action or failure to act and no transaction or holding of any asset by, or with respect to, any Company
Benefit Plan has or may subject the Company or any ERISA Affiliate or any fiduciary to any tax, penalty or other liability, whether by way of indemnity or otherwise; (vi) there are no actions, proceedings, arbitrations, suits or claims pending, or to the best knowledge of the Company and any ERISA
Affiliate threatened or anticipated (other than routine claims for benefits)
against the Company or any ERISA Affiliate or any administrator, trustee or other fiduciary of any Company Benefit Plan with respect to any Company
Benefit Plan or Employee Agreement, or against any Company Benefit Plan or against the assets of any Company Benefit Plan; (vii) no event or transaction has occurred with respect to any Company Benefit Plan that would result in the imposition of any tax under Chapter 43 of Subtitle D of the Code; (viii)
each Company Benefit Plan can be amended, terminated or otherwise discontinued without liability to the Company or any ERISA Affiliate; (ix) no
Company Benefit Plan is under audit or investigation by the IRS, the
Department or the Pension Benefit Guaranty Corporation (the "PBGC"), and to
                                                             ----
the best knowledge of the Company and any ERISA Affiliate, no such audit or investigation is pending or threatened.

(e)   The execution of, and performance of the transactions contemplated in, this Agreement and the other Merger Documents will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any Company Benefit Plan or Employee Agreement that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligations to fund benefits with respect to any Employee.

(f)   With respect to each Company Benefit Plan (other than a multiemployer plan) which is an "employee pension benefit plan" within the meaning of
Section 3(2) of ERISA ("Pension Plan"), hereto, (i) no steps have been taken
                        ------------
to terminate any Pension Plan now maintained or contributed to, no termination of any Pension Plan has occurred pursuant to which all liabilities have not been satisfied in full, no liability under Title IV of
ERISA has been incurred by the Company or any ERISA Affiliate which has not been satisfied in full, and no event has occurred and no condition exists that could reasonably be expected to result in the Company or any ERISA
Affiliate incurring a liability under Title IV of ERISA or could constitute grounds for terminating any Pension Plan; (ii) no proceeding has been initiated by the PBGC to terminate any Pension Plan or to appoint a trustee to administer any Pension Plan; (iii) each Pension Plan which is subject to
Part 3 of Subtitle B of Title I of ERISA or Section 412 of the Code, has been maintained in compliance with the minimum funding standards of ERISA and the
Code and no such Pension Plan has incurred any "accumulated funding deficiency," as defined in Section 412 of the Code and Section 302 of ERISA, whether or not waived; (iv) neither the Company nor any ERISA Affiliate has sought nor received a waiver of its funding requirements with respect to any
Pension Plan and all contributions payable with respect to each Pension Plan have been timely made; (v) no reportable event, within the meaning of
Section 4043 of ERISA, and no event described in Section 4062 or 4063 of
ERISA, has occurred with respect to any Pension Plan; and (vi) the present value of all accrued benefits of each Pension Plan, determined on a plan termination basis using the actuarial assumptions established by the PBGC as in effect on the date of determination, does not as of the date hereof and will not as of the Closing Date exceed the fair market value of the assets
(which for this purpose shall not include any accrued but unpaid contributions) of such Pension Plan.

Section 5.15.     Labor Relations; Employees.
                  ---------------------------

      The Company employs a total of 14 employees (including managers, officers and contract employees) in connection with its business, operations and affairs, and the names, positions, time devoted to the business, length of employment with the Company, current salaries and benefits of such employees are set forth on Schedule 5.15 of the Company Disclosure Letter.
                           -------------
The employees set forth on Schedule 5.15 of the Company Disclosure Letter
                           -------------
constitute all of the individuals used in connection with the Company's business, operations and affairs in the Ordinary Course of Business.  Except as set forth on Schedule 5.15 of the Company Disclosure Letter:
                -------------

(a)   no employees or group of employees have attempted to conduct an election for a collective bargaining unit;

(b)   during the preceding five (5) year period, the Company has not been subject to any administrative or judicial restrictions relating to labor and employment practices;

(c)   there is no unfair labor practices complaint or other complaint relating to employee matters against the Company pending before the National
Labor Relations Board or any other governmental authority;

(d)   there is no labor strike, dispute, slowdown or stoppage pending or threatened against the Company;

(e)   the Company is not delinquent in payments to any of its employees for any compensation, benefits or reimbursements;

(f)   the Company is not a party or bound by any collective bargaining agreement;

(g)   the Company has not been cited under the U.S. Occupational Safety and
Health Act or any other applicable Law relating to harassment and discrimination, as a result of the Company's work environment or conditions or of any of its employees and neither the Company nor Burns is aware of any events or circumstances that could reasonably be expected to constitute or result in a harassment or discrimination claim or a hostile work environment;

(h)   no employee, contract employee or consultant is subject to any confidentiality, non-disclosure or non-compete agreement with a third party or any other restrictions with respect to such persons duties or activities for the Company or in connection with or relating to the Company's business, operations and affairs; and

(i)   each employee, contract employee and consultant of the Company has executed and delivered confidentiality and work-for hire agreements and such agreements are in full force and effect and an enforceable obligation against each such employee, contract employee or consultant.

Section 5.16.     Compliance with Laws; Governmental Authorizations.
                  --------------------------------------------------

      Schedule 5.16 of the Company Disclosure Letter sets forth a summary of
      -------------
all Federal, state, local and foreign governmental, regulatory or agency licenses, permits, orders, authorizations, certifications and approvals necessary or required by applicable Law for the business, operations and affairs of the Company as currently conducted (collectively, the "Permits").
                                                                  -------
The Company has at all times complied with all applicable Laws, including but not limited to the Health Insurance Portability and Accountability Act of
1996.  The Company has obtained Permits necessary to conduct the business, operations and affairs of the Company as presently conducted.  The Permits are valid and in full force and effect and the Company has at all times complied with all requirements or conditions relating to the Permits.  There have been no violations of such Permits and such Permits are, and will continue to be after the consummation of the transactions contemplated in the
Merger Documents, valid and in full force and effect.  True and complete copies of all Permits and all amendments, extensions and modifications thereto have been delivered to Medix.

Section 5.17.     Insurance.
                  ----------

(a)   Schedule 5.17 of the Company Disclosure Letter sets forth a list of all
      -------------
policies of insurance held by the Company, specifying the insurer, amount of coverage, type of insurance and policy number.  The Company has delivered to
Medix correct and complete copies of all summaries and descriptions of such policies.

(b)   Except as set forth on Schedule 5.17 of the Company Disclosure Letter:
                             -------------

(i)   all due premiums have been paid and are not subject to adjustment; no claims are pending thereunder; and no notice of cancellation or termination has been received with respect to any such policy;

(ii)  such policies will not terminate or be subject to adjustment as a result of the transactions contemplated by the Merger Documents;

(iii) the amounts and types of coverage under such policies are customary in the Company's industry to insure against the risk relating to the assets, properties, business and operations of the Company; and

(iv)  such insurance complies in all respects, including, but not limited to, the amount and type of coverage required by any applicable Law, Permit or third party contract.

Section 5.18.     Title to Assets.
                  ----------------

(a)   Except as set forth in Schedule 5.18 of the Company Disclosure Letter,
                             -------------
the Company has good and marketable title to, or a valid leasehold interest in, all of the assets, properties, interests in assets or properties (whether real, personal or mixed) or rights which are reflected on the Balance Sheet, free and clear of all Encumbrances.

(b)   The Company has delivered to Medix a list, attached as Schedule 5.18 of
                                                             -------------
the Company Disclosure Letter, of all assets and properties of the Company relating to or used in connection with the business, operations and affairs of the Company, in each case whether owned or leased.  Such list identifies all items by type, amount, make and model, indicates leased items, and, for all items (including vehicles) on which the manufacturer has inscribed a serial number, by serial number.  Schedule 5.18 of the Company Disclosure
                                  -------------
Letter also includes the net book value and original cost of each item.  All of the assets listed on Schedule 5.18 of the Company Disclosure Letter are in
                        -------------
good working order and condition, normal wear and tear excepted, and, to the best knowledge of the Company and Burns, are free from defects, which would cause the assets to fail.  Each asset is substantially fit for the purposes for which it is utilized. The assets and properties listed on Schedule 5.18
                                                              -------------
of the Company Disclosure Letter constitute substantially all of the
Company's right, title and interest in and to the assets, properties, interests in assets and properties and rights (of every kind and description and wherever located), used or owned by the Company relating to or in connection with its business, operations and affairs as currently conducted and as proposed to be conducted after consummation of the transactions contemplated by the Merger Documents.

Section 5.19.     Litigation.
                  -----------

      Except as set forth on Schedule 5.19 of the Company Disclosure Letter,
                             -------------
there are no (i) actions, suits, claims, investigations, administrative or other proceedings by or before any governmental authority, arbitrator, mediator or other dispute resolution Person or court, whether at law or in equity, whether civil or criminal in nature, pending or threatened against the Company or any of its assets, properties, interests in assets of properties or rights, or (ii) judgments, decrees, injunctions or orders of any governmental authority, arbitrator, mediator or other dispute resolution
Person or court against or binding upon or threatened against the Company or any of its assets, properties, interests in assets of properties or rights, or questioning the validity or enforceability of any of the Merger Documents and the transactions contemplated thereby.  The Company is not in default
under any such judgment, decree, injunction or order.   The Company has
delivered to Medix correct and complete copies of all documents and correspondence relating to, or a description of, any of the matters described in this Section 5.19.

Section 5.20.     Related Party Transactions.
                  ---------------------------

      Except as set forth on Schedule 5.20 of the Company Disclosure Letter
                             -------------
and except for compensation to regular employees of the Company in the
Ordinary Course of Business, during the preceding three (3) year period, no current or former Member, manager, director, officer, employee or holder of any securities of the Company, or a member of the immediate family of any such Person or any entity directly or indirectly controlled by any of the foregoing, has been (i) a party, either directly or indirectly, to any transaction with or received any compensation, economic gain or other benefits (whether or not financial benefits) from the Company; (ii) the direct or indirect owner of an interest (other than non-affiliated holdings in publicly held entities) in any business that is or was a competitor, supplier or customer of the Company; or (iii) to the Company's and Burn's
best knowledge, the recipient of any compensation, economic gain or other benefits (whether or not financial benefits) from any business entity, or any person employed by, or any stockholder or partner of, or otherwise affiliated with, such business entity, that is a client, supplier, vendor or competitor of the Company.  All such transactions listed on Schedule 5.20 of the Company
                                                 -------------
Disclosure Letter are no less favorable than would be available if contracting with an independent third party.

Section 5.21.     Real Property.
                  --------------

(a)   The Company neither owns any real property nor has any interest in any real property, and is not obligated under or a party to any option, right of first refusal or other contractual right to purchase, acquire, sell or dispose of any parcel of real property.

(b)   Schedule 5.21 of the Company Disclosure Letter sets forth a complete
      -------------
and correct list of all real property leased by the Company ("Leased Real
                                                              ------------
Property").  Medix has complete and correct copies of all leases relating to
--------
such Leased Real Property (each an "Office Lease" and collectively, the
                                    ------------
"Office Leases") and all existing or proposed amendments or modifications
--------------
thereto.  The Company is not a lessor, sublessor or grantor under any contract granting to another Person any right to the possession, use, occupancy or enjoyment or any parcel of Leased Real Property.

(c)   Except as set forth on Schedule 5.21 of the Company Disclosure Letter:
                             -------------

(i)   all improvements on the Leased Real Property are in good operating condition and repair (ordinary wear and tear excepted), and there does not exist any condition which interferes with the use thereof;

(ii)  to the Company's knowledge, the Leased Real Property and the operation and maintenance thereof do not violate any material Laws;

(iii) each Office Lease is in full force and effect, as amended or modified, all rent and other sums and charges payable thereunder are current, and no rent has been paid more than one month in advance;

(iv)  no notice of default or termination under any Office Lease is outstanding, no termination event or condition or uncured default on the part of the tenant named therein, or the lessor thereunder, exists under any
Office Lease and, to the Company's knowledge, no event has occurred and no condition exists which, with the giving of notice or the lapse of time or both, would constitute a default or termination event or condition under any
Office Lease, and all Office Leases are as of the date hereof, and will continue to be, after the consummation of the transactions contemplated herein or in the Merger Documents, in full force and effect and do now and will then constitute legal, valid and binding obligations of the parties thereto;

(v)   the tenant named in the Office Lease has not advanced any amounts to or on behalf of the lessor thereunder for which the tenant has not been reimbursed, the tenant has not sublet the premises demised therein or any portion thereof, nor has the tenant assigned, by operation of law or otherwise, any of the Office Leases or any portion thereof;

(vi)  the lessor under each Office Lease has no charge, lien, claim, defense or offset of any kind under any Office Lease or otherwise against the
Company;

(vii) there are covenants of "quiet enjoyment" in the Office Leases, and the leasehold estate under, and leasehold interest in, each Office Lease is held free and clear of any Encumbrance or other matter affecting title thereto;
and

(viii)      the Company is in full and complete possession of the premises described under each Office Lease and is fully occupying the same and conducting business therefrom.

Section 5.22.     Tax Matters.
                  ------------

(a)   All Federal, foreign, state and local Tax (as hereinafter defined)
returns, declarations, reports, claims and information statements, informational returns, including any schedule, attachment or amendment relating thereto (collectively "Returns") for the Company for periods ending
                                -------
on or before the Closing Date have been or will be filed by their respective due dates, including any extensions thereof.  All of the Company's Federal, state, local and foreign Tax liabilities, if any, as shown to be due on such
Tax Returns for all periods prior to the Closing Date, have been paid or will be paid in full to the appropriate taxing authorities by the Company on or before the Closing Date.  All such Tax Returns filed through the date hereof are true and correct and do not omit any items of income or claim any deduction or exclusion, which is or may be subject to challenge.  The Company shall have made the entity classification election pursuant to Treasury
Regulation 301.7701-3 to be treated as "corporation" under the Code and such election shall be effective as of the Closing Date.  The Company has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any person employed by the Company as a full, part-time or contract employee or otherwise.

(b)   In addition, (i) the Company has not waived any statute of limitations affecting any Tax liability or agreed to any extension of time during which a
Tax assessment or deficiency assessment may be made; (ii) there are no pending Tax audits of any Returns of the Company, and no material unresolved questions or claims concerning the Company's Tax liability; (iii) the Company has made full provision on its books and records and full provision will be made on the Closing Balance Sheet for all Taxes payable for any periods that end on or before the Closing Date for which no Return has yet been filed and for periods which begin on or before the Closing Date and end after the
Closing Date to the extent such Taxes are attributable to the portion of the periods ending on the Closing Date; (iv) the Company has not accrued or otherwise incurred any liability for any Federal, state, local or foreign
Taxes, except in the Ordinary Course of Business and consistent with past practice; and (v) the Company has never been a party to any Tax sharing
agreement or arrangement with any Person.   The Company has delivered to
Medix correct and complete copies of all Tax Returns and examination reports since the date of its organization.

(c)   For purposes of this Agreement, "Tax" or "Taxes" means, with respect to
                                       ---      -----
any Person, (i) all income or franchise taxes (including any tax on or based upon net income, or gross income, or income as specially defined, or earnings, profits, selected items of income, earnings or profits) or net worth or capital stock value and all gross receipts, sales, use, ad valorem, transfer, franchise, license, registration, withholding, payroll, employment, excise, severance, stamp, occupation, premium, real property, personal property, windfall profits taxes, alternative or add-on minimum taxes, customs duties or other taxes, fees, assessments or charges or any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (domestic or foreign) on such Person and (ii) any liability for the payment of any amount of the type described in the immediately preceding clause (i) as a result of being a
"transferee" (within the meaning of Section 6901 of the Code or similar provision of the Code or of any other applicable law) of any Person, including, but not limited to, as a member of an affiliated, consolidated or combined group.

Section 5.23.     Intellectual Property.
                  ----------------------

(a)   Schedule 5.23 of the Company Disclosure Letter contains a correct and
      -------------
complete list of all (i) patents, trademarks, trademark applications, trade names, service marks, service mark applications, or copyrights, and to the extent registered, the registration numbers, which are used or owned by the
Company, (ii) applications, filings and other formal actions pursuant to
Federal, state, local and foreign laws taken by the Company to perfect or record its interest in the Intellectual Property, and (iii) other
Intellectual Property of the Company used in connection with or relating to its business, operations and affairs.  The Company owns or has the right to use or bring infringement actions with respect to all Intellectual Property listed on Schedule 5.23 of the Company Disclosure Letter.  The Company has
          -------------
not received any notice of any adversely held Intellectual Property or of any claim of any other Person relating to any Intellectual Property of the
Company.

(b)   All of the patents, copyrights, trademarks, trade names and service marks listed on Schedule 5.23 of the Company Disclosure Letter are valid and
                -------------
protectable, properly registered and in full force and effect and are not subject to any taxes or fees.  The Company (i) has not licensed, assigned or granted to any Person rights of any nature to use any Intellectual Property;
(ii) is not obligated to pay royalties to anyone for use of the Intellectual
Property of a third party; and (iii) does not market, sell or use any product, service or information that violates or infringes any Intellectual
Property of a third party.  No current or former member, manager, officer, director, investor, lender, employee, consultant or independent contractor of the Company has any interests in or rights to any Intellectual Property owned or used by the Company.  Neither the Company nor any current or former employee, consultant or agent has disclosed any material non-public information relating to Intellectual Property to any third party, except pursuant to a non-disclosure agreement.

(c)   There is no pending or threatened claim or litigation against the
Company contesting the right to use its Intellectual Property, asserting the misuse of any thereof, or asserting the infringement or other violation of any Intellectual Property of a third party.  No third party has infringed or violated any Intellectual Property of the Company.  The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of its Intellectual Property, including but not limited to, client lists and information, trade secrets, proprietary processes, models, formulae, designs, improvements, systems, inventions, know-how, and other confidential and proprietary information.  Schedule 5.23 of the Company
                                           -------------
Disclosure Letter contains a list of all Intellectual Property licensed by the Company (excluding off-the-shelf software), including all software used by the Company (excluding off-the-shelf software), and in the case of customized software, the vendor and the party providing support therefore.

(d)   Neither the execution, delivery or performance of the Merger Documents nor the consummation of the transactions contemplated thereby, will (i)
breach, violate or conflict with any instrument or agreement governing any
Intellectual Property, (ii) cause the forfeiture or termination or give rise to a right of forfeiture or termination of any Intellectual Property, or
(iii) in any way impair the right of the Company to use, sell, license or dispose of or to bring any action for the infringement of, any Intellectual
Property or portion thereof.

(e)   Medix has received a copy, or a description, of the Intellectual
Property listed on Schedule 5.23 of the Company Disclosure Letter.
                   -------------

(f)   As used herein, the term "Intellectual Property" shall mean all
                                ---------------------
patents, patent applications, trademarks, trademark applications, trade names, service marks, service mark applications, logos, slogans, copyrights, copyright applications, franchises, inventions, models, databases, systems, processes, formulae, trade secrets, know-how, customer lists or account information, computer software, programs, algorithms codes and any other confidential, proprietary or technical information (whether or not subject to patent or copyright protection).

Section 5.24.     Accounts Receivable; Clients and Vendors.
                  -------------------------------------------

(a)   Except as set forth on Schedule 5.24 of the Company Disclosure Letter,
                             -------------
all accounts and notes due and uncollected as reflected on the Balance Sheet
(i) have arisen from bona fide transactions in the Ordinary Course of
Business and consistent with past practice of the Company and represent valid obligations due to the Company; (ii) are enforceable in accordance with their respective terms; (iii) are not subject to deduction, set-off or counterclaim; and (iv) will be collected in accordance with their respective terms in their recorded amounts.  Schedule 5.24 of the Company Disclosure
                                  -------------
Letter lists any obligor who, together with all of its affiliates, owed accounts and notes due and uncollected as reflected on the Balance Sheet, in an aggregate amount of $5,000 or more.

(b)   Except as set forth on Schedule 5.24 of the Company Disclosure Letter,
                             -------------
as of the date hereof there is (i) no account debtor or note debtor delinquent in its payment by more than ninety (90) days; (ii) to the best knowledge of the Company and Burns, no account debtor or note debtor is insolvent or bankrupt; (iii) no account receivable or note receivable has been pledged to any third party; or (iv) no claim, refusal or threatened refusal to pay, or any rights of set-off against, any accounts or notes receivable of the Company.

(c)   Since January 1, 2002, no client listed on Schedule 5.24 of the Company
                                                 -------------
Disclosure Letter has cancelled or otherwise terminated or threatened to cancel or otherwise terminate its relationship with the Company or has during such period decreased or threatened to decrease, modify, or limit, its business relationship with the Company in any material respect.

Section 5.25.     Guaranties.
                  ----------

      The Company is not a guarantor or otherwise liable for any debt, liability or other obligation of any other Person (the "primary obligor") in
                                                        ---------------
any manner, whether directly or indirectly, and including any obligation, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such liability, debt or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such liability, debt or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such liability, debt or other obligation or (d) as an account party in respect of any letter of credit issued to support such liability, debt or other obligation.

Section 5.26.     Environmental Matters.
                  ----------------------

(a)   The Company has obtained all Permits which are required under all
Federal, state and local statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, concessions, grants, franchises, agreements or governmental restrictions relating to the environment or the release of any materials into the environment (collectively, "Environmental Laws").  The
                                               ------------------
Company is in compliance with the terms and conditions of all such Permits and are also in compliance and has at all times complied with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any Environmental Law applicable to the Company and its business, operations, affairs, assets, properties or operations or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder.

(b)   The Company (i) has not handled, stored or released any pollutants, contaminants, toxic or hazardous substances, materials, wastes, constituents, compounds, chemicals, natural or manmade elements or forces (including, without limitation, petroleum or any by-products or fractions thereof, any form of natural gas, lead, asbestos and asbestos-containing materials, building construction materials and debris, polychlorinated biphenyls
("PCBs") and PCB-containing equipment, radon, and other radioactive elements, ionizing radiation, electromagnetic field radiation and other non-ionizing radiation, sonic forces and other natural forces, infectious, carcinogenic, mutagenic or etiologic agents, pesticides, defoliants, explosives, flammables, corrosives and urea formaldehyde foam insulation) that are regulated by any Environmental Laws (collectively, "Hazardous Substances");
                                                    --------------------
(ii) is not and will not be liable or responsible for clean-up costs, remedial work or damages in connection with the handling, storage or release by the Company of any Hazardous Substance prior to the Closing Date; and
(iii) has not received any claim for clean-up costs, remedial work or damages from any Person or Federal, state or local government or any agency or political subdivision thereof, in connection with the handling, storage or release by the Company of any Hazardous Substance.

(c)   The Company has not been assessed and is not liable for, subject to or have been assessed or threatened, with respect to any claims, judgments, damages, penalties, fines, liens, costs or expenses in connection with any
Environmental Laws or suffered any diminution in value, restrictions or loss of use of any owned or leased property as a result of Environmental Laws.

Section 5.27.     Records.
                  ----------

      All records, books, minutes, and other records and information relating to the Company are complete and correct and reflect accurately all corporate actions, issuances of Units and other securities and other actions taken by or on behalf of the Company.

Section 5.28.     Bank Accounts; Powers of Attorney.
                  ------------------------------------

      Schedule 5.28 of the Company Disclosure Letter sets forth a list of (i)
      -------------
the name of each bank in which the Company has an account, safe deposit box, or lock box, and the names of all persons authorized to draw thereon, or to have access thereto, and (ii) the names of all persons holding powers of attorney from the Company and a summary statement of the terms thereof.

Section 5.29.     Brokers and Finders.
                  --------------------

      No Person acting on behalf or under the authority of the Company or any
Member is or will be entitled to any broker's, finder's, or similar fee or commission in connection with the transactions contemplated hereby.

Section 5.30.     Investment Representations and Warranties.
                  ------------------------------------------

      Each of the Investment Letters and the Affiliates Letters (as such terms are hereinafter defined) are true and correct in all respects.

Section 5.31.     Disclosure.
                  -------------

      None of the Merger Documents or other materials referred to herein, or furnished to Medix by or on behalf of the Company or Burns, contains any untrue statement of a material fact by the Company or Burns or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading.

ARTICLE VI.
          Representations and Warranties of Medix and the Merger Sub
          ----------------------------------------------------------

      Each of Medix and the Merger Sub hereby represents and warrants to the
Company as follows:

Section 6.1.      Organization; Powers.
                  -----------------------

      Each of Medix and the Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.  Each of Medix and the Merger Sub has all requisite corporate power and authority to execute and deliver the Merger Documents to which it is a party, to perform its obligations thereunder and to consummate the transactions contemplated thereby.

Section 6.2.      Authority.
                  ------------

      Each of Medix and the Merger Sub has taken all corporate action necessary to authorize its execution and delivery of the Merger Documents to which it is a party, the performance of its obligations thereunder, and its consummation of the transactions contemplated thereby (other than with respect to the Merger, the approval and adoption of this Agreement and the transactions contemplated hereby by the stockholders of Medix, in accordance with applicable law and Medix's certificate of incorporation and by-laws and the filing and recordation of appropriate merger documents as required by the
Ohio Statute).  This Agreement has been executed and delivered by one or more officers of each of Medix and Merger Sub in accordance with such authorization and constitutes a valid and binding obligation of each of Medix and Merger Sub, enforceable against Medix or Merger Sub in accordance with its terms.  Each Merger Document and each other document or instrument contemplated thereby, when executed and delivered in accordance with the provisions thereof, shall be a valid and binding obligation of each of Medix and Merger Sub, enforceable against Medix or Merger Sub in accordance with its terms.

Section 6.3.      No Conflict.
                  --------------

      The execution and delivery by each of Medix and Merger Sub of the
Merger Documents to which it is a party, consummation of the transactions contemplated thereby, and its compliance with the provisions thereof, will not (i) violate or conflict with the certificate of incorporation or by-laws, each as amended to the date hereof, of each of Medix and the Merger Sub (ii)
violate, constitute a default (whether with notice, lapse of time, or both), conflict with, or give rise to any right of termination, cancellation, or acceleration under any agreement, indenture, note, bond, mortgage, deed of trust, lease, security, license, permit, or instrument to which either Medix or the Merger Sub is a party, or to which it or any of their respective assets are subject; or (iii) result in the imposition of any Encumbrance on any asset of either Medix or Merger Sub; or (iv) violate or conflict with any
Laws.

Section 6.4.      Litigation.
                  -----------

      There are no (i) actions, suits, claims, investigations, administrative or other proceedings by or before any governmental authority, arbitrator, mediator or other dispute resolution Person or court, whether at law or in equity, whether civil or criminal in nature, pending or threatened against
Medix or the Merger Sub, or any of their assets, properties, interests in assets of properties or rights, or (ii) judgments, decrees, injunctions or orders of any governmental authority, arbitrator, mediator or other dispute resolution Person or court against or binding upon or threatened against
Medix or the Merger Sub or any of their assets, properties, interests in assets of properties or rights, or questioning the validity or enforceability of any of the Merger Documents and the transactions contemplated thereby.
Medix or the Merger Sub is not in default under any such judgment, decree,
injunction or order.   Medix or the Merger Sub has delivered to the Company
correct and complete copies of all documents and correspondence relating to, or a description of, any of the matters described in this Section 6.4.

Section 6.5.      No Consent or Approval Required.
                  ----------------------------------

      No consent, waiver, approval or authorization of, or declaration to or filing with, any governmental or regulatory authority, or any other Person, is required for the valid authorization, execution and delivery by Medix or the Merger Sub of the Merger Documents to which it is a party or for the consummation of the transactions contemplated thereby that has not been obtained, except for (i) applicable requirements under the Securities Act and
Exchange Act (as hereinafter defined); (ii) state securities and "blue sky"
laws; (iii) applicable requirements of AMEX; (iv) filings and recordations of appropriate Merger Documents as required by the Ohio Statute; and (v)
approval by the stockholders of Medix, in accordance with applicable Law and
Medix's certificate of incorporation and by-laws.

Section 6.6.      Common Stock.
                  ---------------

      Except for obtaining the approval of the stockholders of Medix for the
Merger and the issuance of shares of Common Stock as Merger Consideration, the Common Stock issuable in connection with the Initial Merger Consideration are duly authorized by all necessary action and will be when issued and sold in accordance with the terms of this Agreement, validly issued, fully paid and non-assessable and free and clear of all Taxes and Encumbrances.  The shares of  Common Stock issuable in connection with Contingent Payments upon satisfaction of the applicable Qualifying Event are duly authorized by all necessary action and will be when issued and sold in accordance with the terms of this Agreement validly issued, fully paid and non-accessible and free and clear of all Taxes and Encumbrances.  The shares of Common Stock have been issued in compliance with all applicable agreements, instruments or
Laws, including but not limited to, the Securities Act of 1933 (the
"Securities Act") and applicable state securities or "blue sky" laws.  The
---------------
"Medix Disclosure Letter" shall mean the Medix disclosure schedules delivered
------------------------
by Medix to the Company currently with the execution and delivered of this
Agreement.  The Medix Disclosure Letter shall include references to each provision of this Agreement to which information contained in the Medix
Disclosure Letter is intended to apply.

Section 6.7.      Medix Reports and Financial Statements.
                  --------------------------------------

(a)   Medix has filed all forms, reports, statements and other documents required to be filed by Medix with the Securities and Exchange Commission
("SEC") since September 30, 2002 (the "Medix Reports"), each of which has
-----                                  -------------
complied in all material respects with the applicable requirements of the
Securities Act, and the rules and regulations promulgated thereunder, and the
Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and
                                      ------------
regulations promulgated thereunder, each as in effect on the date so filed.
None of the Medix Reports (including any financial statements or schedules included or incorporated by reference therein) contained when filed any untrue statement of a material fact or omitted or omits to state a material fact required to be stated or incorporated by reference therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b)   All of financial statements of Medix included in the Medix Reports have been prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of Medix and its subsidiaries at the respective dates thereof and the consolidated results of its operations and changes in cash flows for the periods indicated (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(c)   There are no liabilities of Medix or any of its subsidiaries of any kind whatsoever, whether or not accrued and whether or not contingent or absolute, that are material to Medix and its subsidiaries, taken as a whole, other than (i) liabilities disclosed or provided for in the consolidated balance sheet of Medix and its subsidiaries at September 30, 2002, including the notes thereto; (ii) liabilities disclosed in the Medix Reports; (iii)
liabilities incurred on behalf of Medix under this Agreement and the contemplated Merger; and (iv) liabilities incurred in the Ordinary Course of
Business consistent with past practice since September 30, 2002.

Section 6.8.      Disclosure.
                  ----------

      None of the Merger Documents or other materials referred to herein furnished to the Company by Medix or the Merger Sub or the Medix Reports,
contain any untrue statement of a material fact or omits to state a material fact required in order to the make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading, and such statements remain true and complete in all material respects as of the date of this Agreement.

ARTICLE VII.
                     Conditions to Closing of Each Party
                     -----------------------------------

      The obligations of each party to perform this Agreement are subject to the following conditions precedent:

Section 7.1.      Legal Action.
                  ------------

      No temporary restraining order, preliminary injunction, or permanent injunction or other order preventing the consummation of the transactions contemplated by the Merger Documents shall have been issued by any Federal, state or local court or any administrative or regulatory agency or commission or other governmental authority or agency (domestic or foreign) and remain in effect.  Each party agrees to use its best efforts to have any such order or injunction lifted.

Section 7.2.      Legislation.
                  -----------

      No Federal, state, local or foreign Law shall have been enacted which prohibits, restricts or delays the consummation of the transactions contemplated hereby, by the Merger Documents, or any of the conditions to the consummation of such transactions.

Section 7.3.      Escrow Agreement.
                  ----------------

      Each of Medix, the Representative (as attorney-in-fact for the Members pursuant to Section 8.17) and the Escrow Agent shall have executed and delivered the Escrow Agreement in form and substance reasonably satisfactory to the parties thereto.  The Escrow Agreement shall provide for the release of shares of Common Stock received as Merger Considerations as follows:
3,000,000 shares on the three month anniversary of the Closing Date, an additional 2,000,000 shares on the six month anniversary of the Closing Date and an additional 1,000,000 shares on each three month anniversary of the
Closing Date thereafter with any remaining shares of Common Stock held in the
Escrow Account released 24 months after the Closing Date; (iii) permit, subject to compliance with applicable Law, including but not limited to, the
Securities Act and state securities and blue sky laws, the unrestricted sale of shares of Common Stock received by the Members as Contingent Payments as follows:  1/3 upon receipt, 1/3 on the three month anniversary of the date of the applicable Qualifying Event and the final 1/3 on the six month anniversary of the applicable Qualifying Event; and (iv) otherwise be in form and substance satisfactory to the parties thereto.

Section 7.4.      Registration Rights Agreement.
                  -----------------------------

      Medix and the Representative (as attorney-in-fact for the Members pursuant to Section 8.17) shall have executed and delivered a registration rights agreement (the "Registration Rights Agreement") which shall (i)
                       -----------------------------
provide for the registration (and maintenance thereof) of all of the shares of Common Stock received as Merger Consideration and (ii) permit, subject to compliance with applicable Law, including but not limited to, the Securities
Act and state securities and blue sky laws, the unrestricted sale of shares of Common Stock received by the Members as the Initial Merger Consideration in accordance with the terms and conditions of the Escrow Agreement.

Section 7.5.      Employment Agreements.
                  ---------------------

      The Company, Medix and each of Burns and Kowitz shall have executed and delivered an employment agreement in form and substance satisfactory to the parties thereto (each, an  "Employment Agreement" and collectively, the
"Employment Agreements"), and each such Employment Agreement shall be in full force and effect and an enforceable obligation against the Surviving
Corporation, Burns and Kowitz as of the Closing Date.

ARTICLE VIII.
              Conditions to Closing of Medix and the Merger Sub
              -------------------------------------------------

      The obligation of the Medix and the Merger Sub to pay the Merger
Consideration and perform this Agreement are subject to the following conditions precedent:

Section 8.1.      Company Approval.
                  -------------------

      The Members of the Company by resolutions or consents duly adopted shall have approved the Merger and the execution, delivery and performance of the Merger Documents to which it or they are a party, the transactions contemplated thereby and compliance with the provisions thereof by the
Company and Medix shall have received a certificate signed by the Secretary of the Company, that such resolutions or consents are in full force and effect and are all the resolutions adopted in connection with the execution, delivery and performance of the Merger Documents to which it or they are a party and the transactions contemplated thereby.

Section 8.2.      Key Employees- Employment Agreements.
                  ------------------------------------

      Medix, the Company and Burns shall have identified the key employees of the Company and the Company and each such key employee shall have executed and delivered employment agreements in form and substance satisfactory to
Medix, and each such employment agreement shall be in full force and effect and an enforceable obligation against such employee as of the Closing Date.

Section 8.3.      Due Diligence.
                  ----------------

      Medix and the Merger Sub shall have completed an examination of the financial, accounting, business and legal records of the Company and such examination shall be satisfactory to Medix and the Merger Sub and its counsel in their reasonable discretion.

Section 8.4.      Representations and Warranties.
                  ---------------------------------

      On the Closing Date, (i) the representations and warranties of the
Company and the Representative contained in this Agreement or the Company
Disclosure Letter delivered pursuant hereto shall be true and correct with the same effect as though made on and as of the Closing Date and (ii) the documents and information required to be delivered to Medix or the Merger Sub by the Company and Burns (in his individual capacity and as the
Representative on behalf of the Members) under the Merger Documents are true and correct as of the Closing Date with the same effect as though made on and as of the Closing Date and there have been no amendments, modifications or changes to such documents or information that have not been disclosed to
Medix or the Merger Sub, and Medix shall have received a certificate signed by an authorized officer of the Company, as to the Company, to that effect, and a certificate from Burns, as to Burns, to that effect.

Section 8.5.      Performance of Obligations.
                  -----------------------------

      The Company and Burns (in his individual capacity and as Representative on behalf of the Members) shall have performed all the covenants, agreements and obligations contained in this Agreement to be performed or complied with by the Company and Burns on or prior to the Closing Date, and the Medix shall have received a certificate signed by an authorized officer of the Company, as to the Company, to that effect, and a certificate from Burns, as to Burns, to that effect.

Section 8.6.      Certified Copies.
                  -------------------

      Medix shall have received such certified copies or other copies of such documents as it or its counsel may reasonably request, including, but not limited to, a certificate signed by the Secretary of the Company, dated as of the Closing Date and certifying: (a) that attached thereto is a true and complete copy of the articles of organization of the Company, as in effect on the date of such certification; (b) that attached thereto is a certificate of existence from the Secretary of State of the State of Ohio, along with foreign qualifications, from the applicable jurisdictions, both as of a recent date; (c) that attached thereto is a true and complete copy of the operating agreement of the Company as in effect on the date of such certification; (d) that attached thereto is a true and complete copy of the resolutions or consents authorizing the execution of the Merger Documents and the transactions contemplated thereby, and such resolutions constitute all resolutions relating to such transactions and have not been amended or modified as of the Closing Date; and (e) to the incumbency and specimen signature of each officer or Manager of the Company executing any of the
Merger Documents, and any certificate or instrument furnished pursuant thereto.

Section 8.7.      Opinion of Counsel.
                  ---------------------

      The Purchaser shall have received an opinion of Katz, Teller, Brant and
Hild, counsel for the Company, dated the Closing Date and addressed to the
Purchaser covering matters as to authorization, enforceability and other matters customary for the transactions contemplated by this Agreement and otherwise in form reasonably satisfactory to Medix.

Section 8.8.      Consents and Approvals.
                  -------------------------

      The Company shall have made all registrations, filings and applications, given all notices and obtained all governmental or other third party consents, transfers, approvals , orders, qualifications and waivers necessary or desirable for the consummation of the transactions contemplated by the Merger Documents, including but not limited to all consents, assignments or notices under any contracts or agreements, Office Leases and
Permits (including all state boards of pharmacology) and the Vendor Services
Agreement between Express Scripts, Inc. and the Company, dated July 21, 2002, the RxHub POC Provider Pilot Participation Agreement between RxHub and the
Company, dated June 28, 2002 and the Point of Care Alliance Agreement between
Medco Health Solutions, Inc., and the Company dated June 28, 2002, and the
Company shall deliver to Medix copies of all such registrations, filings, applications, notices, consents, transfers, approvals, orders, qualifications and waivers in form and substance satisfactory to Medix.

Section 8.9.      Absence of Changes.
                  ---------------------

      No event, occurrence, fact, condition, change, development or effect shall exist or have occurred or come to exist or been threatened that, individually or in the aggregate, has had or resulted in or could be expected to become or result in a material adverse effect on the business, assets, operations, results, financial condition or prospects of the Company, and
Medix shall have received a certificate signed by an authorized officer of the Company to that effect.

Section 8.10.     Repayment or Conversion of Indebtedness.
                  ------------------------------------------

      Except as set forth on Schedule 8.11 of the Company Disclosure Letter,
                             -------------
all of the Members of the Company shall have converted any loans made to the
Company into Units of the Company prior to the Effective Time and the Company shall have repaid in full all indebtedness or other obligations for borrowed money.  Medix shall have received evidence of such conversion or repayment in form and substance satisfactory to Medix, including delivery to Medix of payoff letters.

Section 8.11.     Release of Security Interests.
                  --------------------------------

      Except with respect to Encumbrances securing the indebtedness set forth in Schedule 3.2  of the Company Disclosure Letter, all Encumbrances relating
   -------------
to the assets, properties, interests in assets or properties and rights of the Company shall have been terminated and released and Medix shall have received confirmation of release of any security interests, pledges or other
Encumbrances in form and substance satisfactory to Medix.

Section 8.12.     General Release.
                  ------------------

      Each of the Members of the Company shall have executed and delivered to
Medix a general release in form and substance satisfactory to Medix releasing
Medix, the Surviving Corporation and their respective affiliates, effective as of the Closing Date, from all liabilities and obligations of any kind whatsoever, other than liabilities and obligations under this Agreement or the other Merger Documents.

Section 8.13.     Purchaser Approvals.
                  ----------------------

      Medix shall have obtained all necessary filings, approvals, consents and waivers to effect the transactions contemplated by the Merger Documents, including but not limited to, any approvals, consents or filing under the
Securities Act, the Exchange Act, the rules and regulations under AMEX and the approval of the stockholders of Medix relating to the execution, delivery and performance of this Agreement and the Merger.

Section 8.14.     Rights of First Refusal.
                  --------------------------

      All rights of first refusal, or similar rights, held by any Person with respect to the Company, shall have expired without exercise.  Medix shall have received evidence of such expiration in form and substance satisfactory to Medix.

Section 8.15.     Reorganization; Operating Agreement.
                  ------------------------------------
(a)   The Company and Way Over the Line, LLC, a limited liability company, shall have merged or otherwise combined or consolidated their respective businesses, operations and assets with the Company as the surviving entity.
Medix shall have received evidence of such merger, combination or consolation in form and substance satisfactory to Medix.

(b)   The Company shall have amended and restated its operating agreement
(the "Operating Agreement") in form and substance satisfactory to Medix and
      -------------------
such amended and restated Operating Agreement shall be in full force and effect as of the Effective Time.

Section 8.16.     Appointment of Representative.
                  -----------------------------

      Each of the Members shall have appointed Stephen S. Burns as the representative of the Members (the "Representative"), to act as
                                    --------------
attorney-in-fact and representative for all purposes under the Merger
Documents and the transactions contemplated thereby, with the right in such capacity to do any and all things and to execute any and all documents in such Member's place and stead in connection with the Merger Documents and the transactions contemplated thereby.  Medix shall have received evidence of such appointment in form and substance satisfactory to  Medix.

Section 8.17.     Investment Letters; Affiliate Letters
                  -------------------------------------

(a)   Each of the Members shall have executed and delivered an investment letter (the "Investment Letter") in form and substance satisfactory to Medix.
             -----------------

(b)   Each "affiliate" of the Company as such term is defined under Section
145 of the Securities Act shall and executed and delivered to Medix an affiliate agreement (the "Affiliate Agreements") in form and substance
                          --------------------
satisfactory to Medix.

Section 8.18.     Kowitz Non-Competition Agreement.
                  --------------------------------

      The Company and Kowitz shall have executed and delivered a non-competition agreement (the "Non-Competition Agreement") in form and
                                -------------------------
substance satisfactory to Medix.

Section 8.19.     Dissenters' Rights.
                  ------------------

      Members holding not less than ninety-five percent (95%) of the outstanding Units of the Company shall have voted in favor of the Merger and waived any and all dissenters' rights or rights to demand fair cash value under the Ohio Statute.

Section 8.20.     Voting Agreement.
                  ----------------

      Each of Medix, Burns, Kowitz and such other Members as Medix may determine in its sole discretion shall have executed and delivered a voting agreement (the "Voting Agreement") and such Voting Agreement shall be in form
                ----------------
and substance satisfactory to Medix.

Section 8.21.     Fairness Opinion.
                  -----------------

      Medix shall have received, at its own cost and expense, an opinion dated as of the Closing Date from a firm selected by Medix in its sole discretion to the effect that, as of such date, the Merger is fair to Medix's stockholders from a financial point of view and such opinion shall not have been withdrawn.

Section 8.22.     Non-Compete Agreements.
                  -----------------------

      The Company and each of Mike Bell, James Shrider, Richard East, Dan
Gibbons, and Martin Rucidlo shall have executed and delivered non-compete and confidentiality agreements in form and substance satisfactory to Medix, and each such agreement shall be in full force and effect and an enforceable obligation against each such person as of the Closing Date.

Section 8.23.     Audited Financial Statements.
                  -----------------------------

      Medix shall have obtained, at its own cost and expense, audited
Financial Statements of the Company prior to the Closing Date.

Section 8.24.     Acceptance by Counsel.
                  ------------------------

      The sufficiency of all agreements, documents and certificates delivered hereunder and related proceedings shall be reasonably accepted to Moses &
Singer LLP, counsel to Medix and the Merger Sub.

ARTICLE IX.
              Conditions to the Closing of the Company and Burns
              --------------------------------------------------

      The obligation of the Company and Burns to perform this Agreement is subject to the following conditions precedent:

Section 9.1.      Representations and Warranties.
                  ---------------------------------

      On the Closing Date, (i) the representations and warranties of Medix and the Merger Sub contained in this Agreement or the Medix Disclosure Letter delivered pursuant hereto shall be true and correct with the same effect as though made on and as of the Closing Date and (ii) the documents and information required to be delivered to the Company by Medix or the Merger
Sub under the Merger Documents are true and correct as of the Closing Date with the same effect as though made on and as of the Closing Date and there have been no amendments, modifications or changes to such documents or information that have not been disclosed to the Company, and the Company shall have received a certificate signed by an authorized officer of Medix and a certificate from an authorized officer of the Merger Sub, as to the
Merger Sub, to that effect.

Section 9.2.      Performance of Obligations.
                  -----------------------------

      Each of Medix and the Merger Sub shall have performed all the covenants, agreements and obligations contained in this Agreement to be performed or complied with by Medix or the Merger Sub on or prior to the
Closing Date, and the Company shall have received a certificate signed by an authorized officer of Medix as to Medix, to that effect, and a certificate from an authorized officer of the Merger Sub, as to the Merger Sub, to that effect.

Section 9.3.      Certified Copies.
                  -------------------

      The Company shall have received such certified copies or other copies of such documents as it or its counsel may reasonably request, including, but not limited to, a certificate signed by the Secretary of each of Medix and the Merger Sub, dated as of the Closing Date and certifying: (a) that attached thereto is a true and complete copy of the certificate of incorporation of Medix or the Merger Sub, as the case may be, as in effect on the date of such certification; (b) that attached thereto is a long-form good standing certificate from the Secretary of State of Colorado and Delaware, as applicable; (c) that attached thereto is a true and complete copy of the by-laws of Medix or the Merger Sub, as the case may be, as in effect on the date of such certification; (d) that attached thereto is a true and complete copy of the resolutions authorizing the execution of the Merger Documents and the transactions contemplated thereby by each of the Board of Directors of
Medix and the Merger Sub and such resolutions constitute all resolutions relating to such transactions and have not been amended or modified as of the
Closing Date; and (e) to the incumbency and specimen signature of each officer of Medix or the Merger Sub executing any of the Merger Documents, and any certificate or instrument furnished pursuant hereto.

Section 9.4.      Financing
                  ---------

      Medix shall have raised not less than $1 million in additional financing since October 25, 2002.

Section 9.5.      Consents and Approvals.
                  -----------------------

      Each of Medix and the Merger Sub shall have made all applicable registrations, filings and applications, given all notices and obtained all governmental, administrative, regulatory or other third party consents, transfers, approvals, orders, qualifications and waivers necessary or desirable for the consummation of the transactions contemplated by the Merger
Documents and shall deliver to the Company copies of all such registrations, filings, applications, notices, consents, transfers, approvals, order qualifications and waivers in form and substance satisfactory to the Company and Burns thereto.

Section 9.6.      Opinion of Counsel.
                  ---------------------

      The Purchaser shall have received an opinion of Moses & Singer LLP, counsel for Medix and the Merger Sub, dated the Closing Date and addressed to the Company and the Representative covering matters as to authorization, enforceability and other matters customary for the transactions contemplated by this Agreement and otherwise in form reasonably satisfactory to the
Company.

Section 9.7.      Absence of Changes.
                  ---------------------

      No event, occurrence, fact, condition, change, development or effect shall exist or have occurred or come to exist or been threatened that, individually or in the aggregate, has had or resulted in or could be expected to become or result in a material adverse effect on the business, assets, operations, results, financial condition or prospects of Medix, and the
Company shall have received a certificate signed by an authorized officer of
Medix to that effect.

Section 9.8.      Acceptance by Counsel.
                  ------------------------

      The sufficiency of all agreements, documents and certificates delivered hereunder and related proceedings shall be reasonably acceptable to Katz,
Teller, Brant & Hild, counsel to the Company.

ARTICLE X.
                           Covenants and Agreements
                           ------------------------

Section 10.1.     Filings and Consents.
                  -----------------------

      Each of the Company, Burns, Medix and the Merger Sub shall cooperate and use their respective best efforts to make all registrations, filings and applications, to give all notices and to obtain all governmental, administrative, regulatory or other third party consents, transfers, approvals, orders, qualifications and waivers necessary or desirable for the consummation of the transactions contemplated by the Merger Documents and the applicable party shall deliver to the other party copies of all such registrations, filings, applications, notices, consents, and waivers.

Section 10.2.     Access to Records and Properties of the Company.
                  ------------------------------------------------

      From and after the date hereof until the Closing, the Company shall afford, and Burns shall cause the Company to afford, (a) to Medix and its authorized representatives, including, but not limited to, its counsel and accountants, free and full access at all reasonable times to the personnel, assets, business, properties, books, records (including Tax Returns filed and in preparation) of the Company in order that Medix may have full opportunity to make such due diligence investigation as it may desire to make of the affairs of the Company; and (b) to the accountants of Medix, free and full access at all reasonable times to the books, data and records of Seeskin,
Paas, Blackburn & Co., the Company's independent certified public accountants.  The investigation contemplated by this Section shall not affect or otherwise diminish or obviate in any respect any of the representations and warranties of the Company and Burns contained in this Agreement or the indemnification obligations pursuant to Article XII.

Section 10.3.     Conduct of Business.
                  ----------------------

      From the date of this Agreement to the Closing Date, and except as otherwise contemplated by this Agreement, the Company and Burns covenant and agree to operate the Company's business, operation and affairs only in the
Ordinary Course of Business and consistent with past practice and use their best efforts to preserve and maintain the Company's business, assets, properties, rights, relationships with suppliers, customers, clients, employees, agents and others having business dealings with the Company.
Without limiting the generality of the foregoing, except as otherwise contemplated by this Agreement, during the period from the date of this
Agreement to the Closing Date, without the prior written consent of Medix, the Company will not, and Burns will cause the Company not to:

(a)   create, incur or assume any debt, liability or obligation, direct or indirect, whether accrued, absolute, contingent or otherwise, relating to the
Company, other than in the Ordinary Course of Business and consistent with past practice, but in no event greater than $5,000;

(b)   cause the Company, to assume, guarantee, endorse or otherwise become responsible (whether directly, indirectly, contingently or otherwise) for the obligations of, or make any loans or advances to, any other Person, other than in the Ordinary Course of Business and consistent with past practice, but in no event greater than $5,000;

(c)   waive or release any rights of value relating to the Company, or cause the Company to cancel, compromise, release or assign any indebtedness owed to them or any claims held by them, other than in the Ordinary Course of
Business and consistent with past practice, but in no event greater than
$5,000;

(d)   transfer, sell, assign or otherwise convey any of the assets, properties, interests in assets or properties or rights of the Company, other than in the Ordinary Course of Business and consistent with past practice, but in no event greater than $5,000;

(e)   mortgage, pledge, subject to any lien, claim or charge or otherwise
Encumber any of the assets, properties, interests in assets or properties or rights of the Company or in any way create or consent to the creation of any title condition affecting such assets, properties, interests or rights other than in the Ordinary Course of Business and consistent with past practice, but in no event greater than $5,000;

(f)   with respect to the managers, directors, officers or employees of the
Company:

(i)   increase the rate or terms of compensation payable or to become payable to any of them;

(ii)  pay or agree to pay any pension, retirement allowance or other employee benefit not required or permitted by any existing plan, agreement or arrangement to any of them;

(iii) commit to any additional pension, profit sharing, bonus, incentive, deferred compensation, stock purchase, stock option, stock appreciation right, group insurance, severance pay, retirement or other employee benefit plan, agreement or arrangement, or increase the rate or terms of any such plan, agreement or arrangement which now exists, to the extent applicable to any of them; or

(iv)  enter into any employment or severance agreement with or for the benefit of them;

(g)   enter into or terminate any lease or make any change in any lease, other than in the Ordinary Course of Business and consistent with past practice, but in no event greater than $5,000;

(h)   make or become obligated to make any capital expenditures relating to the Company or enter into any commitments therefore, other than in the
Ordinary Course of Business and consistent with past practice, but in no event greater than $5,000;

(i)   make any alteration in the manner of keeping the books, accounts or records of the Company, or in the accounting practices therein reflected, except as required by applicable Law or GAAP;

(j)   the Company shall not (i) change or amend its articles of organization or operating agreement; (ii) issue any Units or other equity interests in the
Company, or issue or sell any securities convertible into or exchangeable for or carrying the right to, or options with respect to, or warrants to purchase or rights to subscribe to, any Units or other equity interests in the Company or enter into any agreement obligating the Company to undertake any of the foregoing; or (iii) pay any dividends or distributions with respect to any membership or other equity interests in the Company;

(k)   take any action that would cause any representation or warranty herein to be untrue; or

(l)   commit or agree to take any of the foregoing actions.

Section 10.4.     Efforts to Consummate.
                  ------------------------

      Subject to the terms and conditions provided herein, the parties hereto shall use their respective reasonable best efforts to take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by the Merger Documents, including, but not limited to, the obtaining of all consents, authorizations, orders and approvals of any Person, required in connection with the consummation of the transactions contemplated by the Merger Documents.

Section 10.5.     Negotiation With Others.
                  ------------------------

(a)   Negotiation.  From and after the date hereof, until the earlier of the
      -----------
Closing Date or the termination of this Agreement pursuant to Article XI, the
Company, Burns and Kowitz will not, and Burns will cause the Company not to, directly or indirectly (through representatives, agents or otherwise): (i)
solicit, initiate discussions or engage in negotiations with any Person
(whether such negotiations are initiated by the Company, Burns, Kowitz or otherwise), concerning the possible acquisition, recapitalization or reorganization (whether by way of merger, reorganization, purchase of equity interests, purchase of indebtedness, purchase of assets or otherwise) of the
Company (collectively, a "Transaction"); (ii) provide information with
                          -----------
respect to the Company to any Person, relating to a Transaction with the
Company; or (iii) enter into any agreement or understanding with any Person, concerning a Transaction with the Company.  If the Company, Burns or Kowitz receives any unsolicited offer or proposal to enter into negotiations relating to a Transaction or for any information concerning the Company, or any of the assets, properties or rights of the Company, the Company, Burns or
Kowitz, as the case may be, shall promptly notify Medix of such offer or proposal, the identity of the Person making such offer or proposal and the terms of such offer or proposal (including without limitation, the purchase price and financing therefore).

(b)   Disposition of Securities; Solicitation; Voting.  From and after the
      -----------------------------------------------
date hereof, each of Burns and Kowitz shall, (i) refrain from transferring, selling or assigning to any Person or agreeing in any manner to transfer, sell or assign to any Person or pledge, Encumber, deposit in a voting trust or grant a proxy with respect to any Units or other securities of the Company presently or hereafter owned or controlled by Burns or Kowitz; (ii) refrain from soliciting or entering into any agreement or arrangement with any Person with respect to any transfer, sale or assignment of any Units or other securities of the Company; and (iii) vote any Units, including the Units currently, or hereafter owned or controlled by Burns or Kowitz in favor of the Merger and the transactions contemplated by the Merger Documents at every meeting of the Members of the Company called therefore and at every adjournment thereof (or in connection with any written action in lieu of any such meeting) and against any other merger, consolidation, sale of assets, reorganization, recapitalization, liquidation or winding-up of the Company at every meeting of members of the Company called therefore and at every adjournment thereof (or in connection with any written action in lieu of any such meeting).  At the request of Medix, Burns and Kowitz shall execute and deliver such agreements or instruments necessary or desirable to further effect this Section 10.5(b), including but not limited to irrevocable voting proxies or a voting agreements.

(c)   Breach of Sections 10.5(a) or 10.5(b).  The parties hereto recognize
      -------------------------------------
and acknowledge that a breach by the Company, Burns or Kowitz, as the case may be, of Section 10.5(a) or 10.5(b) hereof, respectively, will cause irreparable and material loss and damage for Medix, the amount of which is not readily determinable, and that, in addition to any remedy Medix may have in damages by an action at law, it shall be entitled to the issuance of an injunction restraining any such breach or any other remedy at law or in equity for any such breach.

Section 10.6.     Supplements to the Company Disclosure Letter.
                  -----------------------------------------------

      From time to time prior to the Closing, the Company and Burns will promptly supplement or amend the Company Disclosure Letter with respect to any matter hereafter arising, which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in the
Company Disclosure Letter.  No supplement or amendment of the Company
Disclosure Letter made pursuant to this Section 10.6 shall be deemed to constitute a cure of any breach of any representation of or warranty made by the Company and Burns pursuant to this Agreement or constitute a waiver of any such breach or consent to any such breach by Medix or the Merger Sub.

Section 10.7.     Notice of Developments.
                  -------------------------

      The Company and Burns shall give prompt written notice to Medix:

(a)   any development adversely affecting the business, assets, properties, rights, liabilities, financial condition, operations, results of operations, affairs or future prospects of the Company; and

(b)   any development affecting the ability of the Company, Burns, or any other Member to consummate the transactions contemplated by the Merger
Documents;

provided, however, no disclosure by the Company and Burns pursuant to this
--------  -------
Section 10.7 shall be deemed to supplement or amend the Company Disclosure
Letter hereto or to constitute a cure of any representation of or warranty made by the Company or Burns pursuant to this Agreement or constitute a waiver of any such breach or consent to any such breach by Medix.

Section 10.8.     Fees and Expenses.
                  --------------------

      Medix and the Members shall bear their own respective fees and expenses incurred in connection with the preparation for and consummation of the transactions contemplated by the Merger Documents.  Medix shall pay up to a maximum of One Hundred Thousand Dollars ($100,000) of the Company's fees and expenses incurred in connection with the preparation for and consummation of the transactions contemplated by the Merger Documents.

Section 10.9.     Required Payments.
                  --------------------

      The Company shall have paid its respective accrued aggregate annual amounts required under ERISA, the Code and/or by contract to be contributed to any Assumed Benefit Plans (including any premiums), along with any interest, penalties or late charges, fully with respect to 2001 and 2002 fiscal years and provision for such amounts are reflected on the Balance
Sheet.

Section 10.10.    Non-Compete.
                  ------------

(a)   Burns agrees that, during the Non-Compete Period (as defined below), he shall not engage in any activities or provide any services or products either on his own behalf or for the benefit or on behalf of any other business organization or Person (whether as principal, partner, member, officer, director, stockholder, agent, joint venturer consultant creditor, lender, guarantor, surety, investor or otherwise) which are in direct or indirect competition with or similar to the business, products and services of Medix, the Surviving Corporation or any of their respective direct or indirect, subsidiaries, divisions, partnerships, limited liability companies, joint ventures and affiliates, (collectively, the "Group") in the United States or
                                             -----
Canada.  Each of Burns and Medix, expressly declares that the territorial and time limitations contained in this Section are reasonable and are properly and necessarily required for the adequate protection of the business, operations, intellectual property and goodwill of Medix and the Surviving
Corporation and are given as an integral part of the Merger, but for which
Medix and the Merger Sub would not have entered into this Agreement.  If such territorial or time limitations, or any portions thereof, are deemed to be unreasonable by a court of competent jurisdiction, whether due to passage of time, change of circumstances or otherwise, each of Burns, Medix and the
Surviving Corporation agrees to a reduction of said territorial and/or time limitations to such areas and/or periods of time as said court shall deem reasonable.  As used herein, the term "Non-Compete Period" means a five (5)
                                       ------------------
year period commencing on the Closing Date.

(b)   Burns agrees that, during the Non-Compete Period, he will not directly or indirectly, in one or a series of transactions (i) service, supervise the service of, recruit, solicit or otherwise induce, persuade or influence any stockholder, lender, director, officer, employee, sales agent, joint venturer, investor, lessor, supplier, customer, client, agent, representative or any other Person which has a business relationship with Medix, Surviving
Corporation or any other member of the Group to discontinue, reduce, or modify such employment, agency or business relationship with Medix, the
Surviving Corporation or the Group, or (ii) seek to employ, retain or engage or employ, retain, engage or employ or cause any business organization in direct or indirect competition with or similar to Medix, the Surviving
Corporation or the Group to seek to employ, retain or engage or employ, retain, engage or employ any person or agent who is then retained, engaged or employed by Medix, the Surviving Corporation or any other member of the Group.

(c)   The non-competition and non-solicitation provisions contained herein are in addition to, and not in limitation of, any rights that Medix or the
Surviving Corporation may have by other contract, law or otherwise.

(d)   Burns acknowledges that the remedy at law for any breach of this
Section 10.10 may be inadequate.  Accordingly, Burns agrees that, upon any such breach of this Section 10.10, Medix, the Surviving Corporation or any other member of the Group shall, in addition to all other available remedies
(including, without limitation, seeking an injunction or other equitable relief), be entitled to injunctive relief without having to prove the inadequacy of the remedies available at law and without being required to post bond or other security.

(e)   The failure of Medix, the Surviving Corporation or any other member of the Group at any time to require performance by Burns of any provision hereunder shall in no way affect the right of Medix, the Surviving
Corporation or any member of the Group thereafter to enforce the same, and the waiver by Medix, the Surviving Corporation or any member of the Group of a breach of any provision of this Section 10.10 shall not operate as or be construed a waiver of any subsequent breach thereof.

(f)   Burns acknowledges and agrees that the covenants and restrictions contained in this Section 10.10 are separate and distinct from any other contractual obligations the Executive may have with respect to the subject matter of Section 10.10 and are in connection with the sale by Burns of his controlling interest in the Company.

(g)   Each of Medix, the Surviving Corporation and any other member of the
Group acknowledges and agrees that the remedies for any breach by Burns of the provisions of this Section 10.10 shall be exclusively against Burns and shall not constitute a claim against the Company or the Members or constitute an indemnification claim pursuant to Article 12 of this Agreement.

Section 10.11.    Further Assurances.
                  ---------------------

      At any time or from time to time after the Closing, Burns (in his individual capacity and as Representative on behalf of the Members) and the
Company shall, at the request of Medix and without additional consideration, execute and deliver any further instruments or documents and take any such further action as Medix may reasonably request in order to consummate the transactions contemplated in the Merger Documents.

ARTICLE XI.
                                 Termination
                                 -----------

      This Agreement may be terminated at any time prior to the Closing, as follows:

(a)   by the mutual written consent of Medix on the one hand, and the Company and Burns on the other;

(b)   on or after the Termination Date (as hereinafter defined) by either the
Company and Burns or Medix, as the case may be, if the conditions set forth in Articles VII, VIII and IX hereof shall not have been met by the applicable party;

(c)   by Medix, if Medix shall have determined, in its sole discretion, that the transactions contemplated by the Merger Documents have become inadvisable or impracticable by reason of the institution of any litigation, proceeding or investigation to restrain or prohibit the consummation of such transactions or which questions the validity or legality of the transactions contemplated by the Merger Documents; or

(d)   by Medix, if any Law shall have been enacted which, in its sole discretion, impairs the conduct or operation of the Company as presently conducted and as contemplated to be conducted; or

(e)   by the Company and Burns or Medix, if the closing price of the Common
Stock on the AMEX is less than $0.50 per share for five (5) consecutive trading days].

provided, however, that if such termination shall result from the breach of
--------  -------
any representation, warranty, covenant or agreement by any party to this
Agreement, such party shall be fully liable for any and all damages, costs and expenses (including, but not limited to, reasonable counsel fees)
sustained or incurred by any other party as a result of such breach.  As used herein, the term "Termination Date" shall mean April 1, 2003.  Any
                  ----------------
termination pursuant to this Article XII (other than a termination pursuant to paragraph (a) hereof) shall be effected by written notice from the party or parties so terminating to the other parties hereto.

ARTICLE XII.
                               Indemnification
                               ---------------

Section 12.1.     Definitions.
                  ------------

      As used in this Article XII, the following terms shall have the following meanings:

(a)   "Claim" means a claim, demand, action, suit, proceeding or cause of
       -----
action, in each case (i) whether made, occurring or threatened before or after the Closing Date; (ii) whether or not disclosed or known prior to the
Closing Date; and (iii) whether made by any governmental or
quasi-governmental authority or private Person.

(b)   "Losses" shall mean any and all losses, damages, deficiencies, costs,
       ------
liabilities, expenses (including but not limited to, interest, penalties and reasonable attorneys', accountants' and other professional fees and disbursements), payments to avoid penalties (whether in settlement or otherwise) and assessments, sustained, suffered or incurred by any
Indemnified Person, directly or indirectly whether or not involving any Third
Party Claim (as defined below).

Section 12.2.     Indemnification.
                  -----------------

(a)   Burns (in his individual capacity and as Representative on behalf of the Members pursuant to Section 8.16) shall, and, if this Agreement shall have been terminated prior to Closing, Burns (in his individual capacity and as Representative on behalf of the Members pursuant to Section 8.16) and the
Company shall jointly and severally, indemnify, defend and hold harmless
Medix and, if the Closing shall have occurred, the Surviving Corporation and each of their respective affiliates, shareholders, officers, directors, employees, and agents, from and against any and all Losses assessed, incurred or sustained by or against any of them relating to, in connection with or arising out of (i) any misrepresentation, inaccuracy or breach of any representation or warranty made by the Company or Burns contained in any
Merger Document, the Company Disclosure Letter or any schedule, certificate or other writing delivered in connection any of the foregoing; (ii) any breach or failure of observance or performance of any covenant, agreement or commitment made by the Company or Burns (in his individual capacity and as
Representative on behalf of the Members pursuant to Section 8.16) in any
Merger Document; (iii) any Taxes relating to periods ending on or before the
Closing Date and any Taxes relating to the Merger Consideration or the exchange of Units; (iv) any amounts paid to dissenting Members that demand fair cash value for their Units under the Ohio Statute (to the extent not otherwise provided for pursuant to Section 3.2 above) or (v) any Claims or obligations of any kind or nature relating to the Company, the business, operations or affairs of the Company or any of the assets, properties, interests in assets or properties or rights of the Company which were existing at or as of the Closing Date or arising in whole or in part out of any acts, transactions, conditions, circumstances or facts which occurred or existed on or prior to the Closing Date, whether or not then known or knowable.

(b)   Medix shall indemnify, defend and hold harmless the Members and Burns, and if this Agreement shall have been terminated prior to Closing, the
Company and Burns, from and against any and all Losses assessed, incurred or sustained by or against any of them with respect to or arising out of (i) any misrepresentation, inaccuracy or breach of any representation or warranty made by Medix or the Merger Sub contained in any Merger Document, Medix
Disclosure Letter or any schedule, certificate or other writing delivered in connection any of the foregoing, or (ii) any breach or failure of observance or performance of any covenant, agreement or commitment made by Medix or the
Merger Sub hereunder.

Section 12.3.     Assertion of Claims.
                  --------------------

      No Claim shall be brought against a party (the "Indemnifying Person")
                                                      -------------------
under Sections 12.2(a) or 12.2(b) and a party (the "Indemnified Person")
                                                    ------------------
shall not be entitled to receive any payment with respect thereto, unless the
Indemnified Persons, or any of them, shall have given the Indemnifying
Persons written notice of the existence of any such Claim in accordance with this 12.3; provided, however, that no delay or failure to give such notice on
           --------  -------
the part of the Indemnified Person shall relieve the Indemnifying Persons from any obligation hereunder unless (and then solely to the extent) the
Indemnifying Person is materially prejudiced thereby.  Upon the giving of such written notice as aforesaid, the Indemnified Persons, or any of them, shall have the right to commence legal proceedings for the enforcement of their rights under Sections 12.2(a) or 12.2(b) hereof.

Section 12.4.     Notice and Defense of Third Party Claims.
                  -----------------------------------------

      The obligations and liabilities of the Indemnifying Persons with respect to Claims resulting from the assertion of liability by third parties
(each, a "Third Party Claim") shall be subject to the following terms and
          -----------------
conditions:

(a)   The Indemnified Persons shall give written notice to the Indemnifying
Persons within fifteen (15) days from the receipt of any Third Party Claim which might give rise to a Claim by the Indemnified Persons against the
Indemnifying Persons based on the indemnity agreement contained in
Sections 12.2(a) or 12.2(b) hereof, stating the nature and basis of said
Third Party Claim, and the amount of such Claim to the extent known;
provided, however, that no delay or failure to give such notice on the part
          -------
of the Indemnified Person shall relieve the Indemnifying Persons from any obligation hereunder unless (and then solely to the extent) the Indemnifying
Persons is materially prejudiced thereby. Such notice shall be accompanied by copies of all relevant documentation with respect to such Third Party Claim, including, but not limited to, any summons, complaint or other pleading, which may have been served, or written demand, or other document or other instrument.

(b)   Medix and, after the Effective Time, the Surviving Corporation shall have the sole right and obligation, at their sole expense, to defend against, negotiate, settle or otherwise deal with any Third Party Claim with respect to which they are the Indemnified Persons or Indemnifying Persons and to be
represented by counsel of their own choice, and Medix and the Surviving
Corporation will not admit any liability or settle, compromise, pay or discharge the same without the consent of Burns, which consent shall not be unreasonably withheld; provided, however, that Burns may participate in any
                       --------  -------
proceeding with counsel of his choice and at his expense.  In the event Medix and the Surviving Corporation fail to defend against, negotiate, settle or otherwise deal with such Third Party Claim as provided above in this
Section 12.4, then Burns shall have the right to defend against, negotiate, settle or otherwise deal with the Third Party Claim in such manner as it deems appropriate.

Section 12.5.     Right of Set-Off.
                  -----------------

      It is expressly acknowledged and agreed that Medix and the Surviving
Corporation may, but shall not be required to, satisfy all or any portion of any Loss it may have hereunder against the Members by set-off against or deduction from any Merger Consideration deposited in the Escrow Account pursuant to and in accordance with the procedures set forth in the Escrow
Agreement.

Section 12.6.     Remedies Cumulative.
                  --------------------

      The remedies provided for in this Article XII shall be cumulative and shall not preclude assertion by any party hereunder of any other rights or the seeking of any other remedies at law or in equity against any other party.

Section 12.7.     Survival of Representations; Limitation on Liability.
                  -----------------------------------------------------

      Notwithstanding anything to the contrary in this Agreement, the respective obligations and liabilities of the Company and Burns (in his individual capacity and as Representative on behalf of the Members pursuant to Section 8.16), on the one hand, and Medix and the Surviving Corporation, on the other hand, under this Article XII shall be subject to the following limitations:

(a)   The representations and warranties of the Company and Burns (in his individual capacity and as Representative on behalf of the Members pursuant to Section 8.16) contained in this Agreement shall survive the Closing until the second anniversary of the Closing Date (the "Indemnification Expiration
                                                 ---------------------------
Date") for purposes of this Article XII; provided that Claims relating to
----                                     --------
(i) Sections 5.1, 5.2, 5.3 and 5.4 shall survive indefinitely and (ii) all agreements and covenants contained herein shall survive indefinitely until, by their terms, they are no longer operative.

(b)   Neither Medix nor the Surviving Corporation may assert any Claim for and in no event shall the Company and Burns (in his individual capacity and as Representative on behalf of the Members pursuant to Section 8.16), have any liability for, indemnification hereunder, unless the aggregate amount of the Losses for all such Claims for indemnification asserted against Company and Burns (in his individual capacity and as Representative on behalf of the
Members pursuant to Section 8.16), exceeds One Hundred Thousand Dollars
($100,000), in which event, the Members shall be liable for all such amounts in excess of Fifty Thousand Dollars ($50,000).

(c)   The aggregate liability of the Members in respect of Section 12.2 shall not exceed three (3) million shares of Common Stock, but in no event more than the number of shares of Common Stock held in the Escrow Account.

ARTICLE XIII.
                                Miscellaneous
                                -------------

Section 13.1.     Parties in Interest.
                  ----------------------

      This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.  Anything contained in the preceding sentence to the contrary notwithstanding, neither this Agreement nor any of the rights, interests or obligations, hereunder shall be assigned by the Company or Burns without the prior written consent of Medix.

Section 13.2.     Entire Agreement; Amendments.
                  -------------------------------

      This Agreement and the other writings and agreements referred to herein or delivered pursuant hereto contain the entire understanding of the parties with respect to its subject matter, including but not limited to, the Letter
Agreement dated as of October 25, 2002 (the "Letter Agreement"), between the
Company and Medix.  This Agreement and such other writings and agreements referred to herein supersede all prior agreements and understandings between the parties with respect to their subject matter, including but not limited to the Letter Agreement.  This Agreement may be amended only by a written instrument duly executed by the parties hereto, and any condition to a party's obligations hereunder may only be waived in writing by such party.

Section 13.3.     Public Disclosure.
                  --------------------

      Each of the parties to this Agreement hereby agrees with the other parties hereto that, except as may be required to comply with applicable Law, no press release or similar public announcement or communication will be made or caused to be made concerning the proposed or intended execution, or the execution or performance of this Agreement unless specifically approved in advance and in writing by the Company and Medix.  The Company and Medix agree that any public announcement required by applicable Law shall only be made after reasonable notice to Medix (in the case of notice by the Company) or to the Company (in the case of notice by Medix).

Section 13.4.     Gender.
                  ---------

      Any reference to the masculine gender shall be deemed to include the feminine and neuter genders unless the context otherwise requires.

Section 13.5.     Waivers.
                  ----------

      Any party to this Agreement may, by written notice to the other parties hereto, waive any provision of this Agreement.  The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

Section 13.6.     Notices.
                  ----------

      All notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by nationally-recognized overnight courier, by telecopy, or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

      if to the Company or Burns:

            PocketScript, LLC
            4770 Duke Drive, Suite 201
            Mason, Ohio  45040
            Tel:  (513) 701-6001
            Fax:  (513 701-6076
            Attention:  Stephen S. Burns

      with a copy to:

            Katz, Teller, Brant & Hild
            2400 Chemed Center
            255 East Fifth Street
            Cincinnati, Ohio  45202-4724
            Tel:  (513) 721-4532
            Fax:  (513) 721-7120
            Attention:  Robert Brant

      if to Medix:

            Medix Resources, Inc.
            420 Madison Avenue
            Suite 1830
            New York, New York  10170
            Tel:  (212) 697-2509
            Fax:  (212) 681-9817
            Attention:  Darryl R. Cohen

      with a copy to:

            Moses & Singer LLP
            1301 Avenue of the Americas, 40th Floor
            New York, New York 10019
            Tel:  (212) 554-7800
            Fax:  (212) 554-7700
            Attention:  Dean R. Swagert, Jr., Esq.;

or to such other address as the party to whom notice is to be given may have furnished to the other parties in writing in accordance herewith.  Any such notice or communication shall be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of nationally-recognized overnight courier, on the next business day after the date when sent, (c) in the case of international overnight courier, upon receipt of confirmation of delivery, (d) in the case of telecopy transmission, when received, and (e) in the case of mailing, on the third business day following posting.

Section 13.7.     Counterparts.
                  ---------------

      This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.  Delivery of an executed counterpart by facsimile shall be equally as effective as delivery of a manually executed counterpart.

Section 13.8.     Headings.
                  -----------

      The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 13.9.     Construction.
                  ---------------

      The parties have participated jointly in the negotiation and drafting of this Agreement.  The language used in this Agreement shall be deemed the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.  In the event of any ambiguity or question of intent or interpretation, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any provision of this Agreement.  Any reference to any Federal, state, local, or foreign statute or Law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.  The word "including" shall mean including without limitation.
The parties intend that each representation, warranty and covenant contained herein shall have independent significance.  If any party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity)
which the party has not breached shall not detract from or mitigate the fact that such party is in breach of the first representation, warranty, or covenant.

Section 13.10.    Incorporation of Appendices, Exhibits and Schedules.
                  ----------------------------------------------------

      The exhibits, appendices and schedules identified or referred to in this Agreement are incorporated herein by reference and made a part hereof.

Section 13.11.    Severability.
                  -------------

      Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

Section 13.12.    Governing Law.
                  ----------------

      This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed within such state without giving effect to the principles of conflict of laws.

Section 13.13.    Arbitration.
                  --------------

      All disputes between the Company (prior to the Effective Time) and
Burns on the one hand and Medix (and after the Effective Time, the Surviving
Corporation) on the other hereunder shall be settled by arbitration before a panel consisting of three (3) arbitrators pursuant to the commercial arbitration rules of the American Arbitration Association, in New York, New
York; provided, however, that any award pursuant to such arbitration shall be
      --------  -------
accompanied by a written opinion of the arbitrators giving the reasons for the award.  One (1) arbitrator shall be selected by each of Burns, on the one hand, and Medix, on the other, and the third arbitrator shall be selected by the other two (2) arbitrators.  Any other rules regarding the selection process shall be made pursuant to the rules of such Association.  The award rendered by the arbitrators shall be conclusive and binding upon the parties hereto, and judgment upon the award may be entered in any court having jurisdiction thereof or application may be made to such court for a judicial acceptance of the award and an order of enforcement.  Each party shall pay its own expenses of arbitration and the expenses of the arbitrators
(including his/her compensation) shall be equally shared; except that if any matter of dispute raised by a party or any defense or objection thereto was unreasonable, the arbitrator may assess, as part of his/her award, all or any part of the arbitration expenses (including reasonable attorneys' fees and expenses) of the other party and of the arbitrator against the party raising such unreasonable matter of dispute or defense or objection thereto.  Nothing herein set forth shall prevent Burns on the one hand and Medix on the other from settling any dispute by mutual agreement at any time.

                  [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties have duly executed and delivered this
Merger Agreement on the date first above written.

                                    PS PURCHASE CORP.,
                                    a Delaware corporation

                                    By:                       S/ Darryl Cohen
                                        --------------------------------------
                                        Name: Darryl Cohen
                                        Title: CEO Medix Resources

                                    MEDIX RESOURCES, INC.,
                                    a Colorado corporation

                                    By:                       S/ Darryl Cohen
                                        --------------------------------------
                                        Name: Darryl Cohen
                                        Title: CEO Medix Resources

                                    POCKETSCRIPT, LLC,
                                    an Ohio limited liability company

                                    By: S / Stephen S. Burns
                                        ------------------------------------
                                         Name: Stephen S. Burns
                                         Title: CEO

                                    Individually and as Representative on
                                    behalf of the Members pursuant to Section
                                    8.16

                                    S / Stephen S. Burns
                                    ------------------------------------------
                                    Name:  Stephen S. Burns

                                    AGREED AND ACCEPTED:
                                    for purposes of Section 10.5 only

                                        S / Mick Kowitz
----------------------------------------------------------------------------
                                    Name:  Mick Kowitz

ARTICLE VI.    Representations and Warranties of Medix and the Merger

      Section 12.7.  Survival of Representations; Limitation on

                                 DEFINITIONS
                                 -----------

      The following terms used in this Agreement are found in the following
Sections:

                                                              Section or
Term                                                            Location
----                                                            --------

Accounting Referee                                               1.11(d)
Acquisition                                                     Preamble
Adjusted Closing Date Payment                                    1.11(e)
Agreement                                                       Preamble
AMEX                                                             1.11(b)
Assigned Contracts                                                1.1(e)
Assignment of Intellectual Property                                  2.2
Assumed Obligations                                                  1.8
Average Closing Price                                            1.11(b)
Balance Sheet                                                     2.8(a)
Balance Sheet Date                                                2.8(a)
Bill of Sale                                                         2.2
Claim                                                             9.1(a)
Closing                                                             1.13
Closing Balance Sheet                                            1.11(a)
Closing Convertible Preferred Stock                                 1.10
Closing Date                                                        1.13
Closing Payment Date                                                1.10
Code                                                              1.1(e)
Common Stock                                                     1.11(b)
Company                                                         Preamble
Company Benefit Plan                                             2.13(a)
Consulting Agreement                                                 5.3
Contingent Convertible Preferred Stock                              1.10
Contingent Payments                                                 1.10
Controlling Member                                              Preamble
Convertible Preferred Stock                                         1.10
Department                                                       2.13(d)
Employee                                                         2.13(a)
Employee Agreement                                               2.13(a)
Employee Handbook                                                2.14(h)
Employment Agreement                                              5.2(a)
Employment Agreements                                             5.2(a)
Encumbrances                                                     2.17(a)
Environmental Laws                                               2.25(a)
ERISA                                                            2.13(a)
ERISA Affiliate                                                  2.13(b)
Exchange Act                                                        5.16
Excluded Assets                                                      1.2
Excluded Obligations                                                 1.9
Financial Statements                                              2.8(a)
GAAP                                                              1.9(g)
Group                                                            7.12(a)
Hazardous Substances                                             2.25(b)
Indemnified Person                                                   9.3
Indemnifying Person                                                  9.3
Instrument of Assumption                                             2.2
Intellectual Property                                            2.22(f)
IRS                                                              2.13(c)
Laws                                                                 2.5
Leased Real Property                                             2.20(b)
Losses                                                            9.1(b)
Medix                                                           Preamble
Member                                                               2.3
Members                                                              2.3
Misys                                                            1.12(a)
Non-Compete Period                                               7.12(a)
Office Leases                                                     1.2(c)
Ordinary Course of Business                                       1.8(a)
PBGC                                                             2.13(d)
PCBs                                                             2.25(b)
Pension Plan                                                     2.13(f)
Permits                                                           1.1(g)
Pharmaceutical Company                                           1.12(d)
Primary Obligor                                                     2.24
Merger Documents                                                     2.2
Purchase Price                                                      1.10
Purchased Assets                                                     1.1
Purchaser                                                       Preamble
Qualifying Event                                                    1.12
Registrable Securities                                           7.13(c)
Returns                                                          2.21(a)
RIM                                                              1.12(b)
SEC                                                              7.13(c)
Securities Act                                                      2.29
Tax                                                              2.21(c)
Taxes                                                            2.21(c)
Termination Date                                                     8.1
Third Party Claim                                                    9.4
Transaction                                                       7.5(a)
Transfer Taxes                                                      5.15
Working Capital                                                  1.11(b)

                              [Form of Proxy Card]

                              MEDIX RESOURCES, INC.
                         420 Lexington Ave., Suite 1830
                            New York, New York 10170

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                  _______, 2003

The undersigned hereby appoints each of Darryl Cohen,  Patrick Jeffries and Mark
W. Lerner, as proxy and attorney-in-fact for the undersigned, with full power of substitution,  to vote on behalf of the  undersigned at a special meeting of the
Company's shareholders to be held on ________, 2003 and at any adjournment(s) or postponement(s)  thereof,  all shares of the Common Stock,  $.001 par value,  of
Medix Resources, Inc. (the "Company") standing in the name of the undersigned or which the undersigned may be entitled to vote as follows:

THIS PROXY, WHEN PROPERLY EXECUTED,  WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE  UNDERSIGNED  SHAREHOLDER.  IF NO DIRECTION  IS MADE,  THIS PROXY WILL BE
VOTED  "FOR"  ITEMS 1, 2, 3 AND 4. In their  discretion,  the proxies are hereby authorized  to vote upon such other  business  as may  properly  come before the special meeting or any  adjournments or postponements  thereof,  hereby revoking any  proxy  or  proxies  heretofore  given  by the  undersigned.  THIS  PROXY IS
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     1.To approve the Merger Agreement among the Company,  its PS Purchase Corp.
          subsidiary,  PocketScript,  LLC and  Stephen  S.  Burns and the merger described therein.

            FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

     2.   To  approve  the  proposed  amendment  to the  Company's  Articles  of
          Incorporation to increase the number of shares of the Company's Common
          Stock authorized for issuance from 125 million to 175 million.

                   FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

     3.   To approve the  reincorporation  merger  agreement  providing  for the merger  of the  Company  into its  wholly-owned  Delaware  subsidiary,
          effecting   the   reincorporation   of  the   Company  as  a  Delaware
          corporation.

                   FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

     4.   To approve the proposed 2003 Stock Incentive Plan.

           FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

                                    Please sign exactly as name appears at left:

                                    Signature:

                                    ----------------------------------

                                    Second Signature (if held jointly):

                                    ----------------------------------

                                    Date:
                                    ----------------------------------

When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a  corporation,  please  sign  in the  corporate  name  by  president  or  other authorized  officer.  If a  partnership,  please  sign  in  partnership  name by authorized person.

PLEASE MARK,  SIGN,  DATE AND MAIL THIS PROXY CARD  PROMPTLY  USING THE ENCLOSED
ENVELOPE.

Annex B

                                Escrow Agreement

                         (to be furnished by amendment)

Annex C

                          AGREEMENT AND PLAN OF MERGER

                                       OF

                              MEDIX RESOURCES, INC.

                            (A Colorado corporation)

                                      INTO

                              MEDIX RESOURCES, INC.

                            (A Delaware corporation)

FIRST:  Medix  Resources,  Inc., a corporation  organized  under the laws of the
State of Colorado  (the  "Merging  Corporation"),  shall merge with and into its wholly-owned  subsidiary,  Medix Resources,  Inc., a corporation organized under the  laws of the  State  of  Delaware  (the  "Surviving  Corporation"),  and the
Surviving  Corporation  shall  assume the  liabilities  and  obligations  of the
Merging Corporation.

SECOND:  The  presently  issued and  outstanding  shares of capital stock of the
Merging Corporation shall be converted on a one-for-one basis into shares of the capital stock, of the same class and series of the Surviving Corporation.

THIRD: The presently issued and outstanding  shares of the common stock,  $0.001 par value,  of the  Surviving  Corporation,  issued to the Merging  Corporation, shall be cancelled.

FOURTH:  The  authorized  capital  of the  Surviving  Corporation  shall  remain unchanged following the merger.

FIFTH:  The Certificate of  Incorporation  of the Surviving  Corporation,  shall remain the Certificate of Incorporation of the Surviving Corporation.

SIXTH: The by-laws of the Surviving  Corporation shall remain the by-laws of the
Surviving Corporation.

SEVENTH:  The directors and officers of the Surviving  Corporation  shall remain the directors and officers of the  Surviving  Corporation  and shall serve until their successors are elected and have qualified.

EIGHTH: The officers of each corporation party to the merger shall be and hereby are  authorized  to do all acts and  things  necessary  and proper to effect the merger.

IN WITNESS  WHEREOF,  the  undersigned  have executed and delivered this Plan of
Merger as of the _______ day of _______________, 2003.

                                  MEDIX RESOURCES, INC. (a Colorado corporation)

                                               By:

                                               Darryl Cohen
                                               Chief Executive Officer

                                  MEDIX RESOURCES, INC. (a Delaware corporation)

                                               By:

                                               Darryl Cohen
                                               Chief Executive Officer

Annex D

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                              MEDIX RESOURCES, INC.

     Medix Resources, Inc. (the "Corporation"),  a Delaware corporation,  hereby certifies as follows:

1.   The name of the Corporation is Medix Resources, Inc.

2.   The original certificate of incorporation of the Corporation was filed with the Secretary of State of Delaware on February 10, 2003.

3.   This restated certificate of incorporation of the Corporation has been duly adopted in accordance with Sections 242 and 245 of the General  Corporation
     Law of the State of  Delaware  by the  favorable  vote of the  holders of a majority of the  outstanding  stock entitled to vote thereon and a majority of the outstanding stock of each class entitled to vote thereon as a class.

4.   This restated certificate of incorporation amends,  restates and integrates the provisions of the certificate of incorporation of the Corporation.

5.   The text of the certificate of  incorporation  of the Corporation is hereby amended, restated and integrated to read in its entirety as follows:

                                    ARTICLE I
                                      NAME

     The name of the Corporation is Medix Resources, Inc.

                                   ARTICLE II
                           REGISTERED OFFICE AND AGENT

     The address,  including street, number, city, and county, of the registered office of the  Corporation in the State of Delaware is 1013 Centre Road, City of
Wilmington 19805,  County of New Castle; and the name of the registered agent of the Corporation in the State of Delaware at such address is Corporation  Service
Company.

                                   ARTICLE III
                                     PURPOSE

     The purpose of the  Corporation  is to engage in any lawful act or activity for which a corporation  may be organized  under the General  Corporation Law of
Delaware.

                                   ARTICLE IV

                                  CAPITAL STOCK

     Section 1.  Classes and Shares  Authorized.  The total  number of shares of
Common Stock that the  Corporation  shall have authority to issue is One Hundred
Seventy-Five Million  (175,000,000) shares of Common Stock, $0.001 par value per share. The total number of shares of Preferred Stock that the Corporation  shall have authority to issue is Two Million Five Hundred Thousand  (2,500,000) shares of Preferred Stock, $1.00 par value per share.

     Section 2. Preferred  Stock.  Shares of Preferred Stock may be divided into such series as may be  established  from time to time by the Board of Directors.
The Board of  Directors  from time to time may fix and  determine  the  relative rights and preferences of the shares of any series so established.

     Section 3. Common Stock.

     (a)  After the requirements  with respect to preferential  dividends on the
          Preferred   Stock,  if  any,  shall  have  been  met,  and  after  the corporation  shall have  complied with all the  requirements,  if any, with  respect  to the  setting  aside  of sums  as  sinking  funds  or redemption  or purchase  accounts,  and  subject  further to any other conditions  which may be fixed in  accordance  with the  provisions of
          Section 2 of this Article IV, then, and not otherwise,  the holders of
          Common  Stock shall be entitled to receive  such  dividends  as may be declared  from  time  to  time  by  the  Board  of  Directors  of  the corporation paid out any funds legally available therefor.

     (b)  After  distribution in full of the  preferential  amount if any, to be distributed  to the  holders  of the  Preferred  Stock in the event of voluntary or involuntary liquidation,  distribution or sale of assets, dissolution,  or  winding-up  of the  corporation,  the holders of the
          Common Stock shall be entitled to receive all of the remaining  assets
          of  the  Corporation,   tangible  and  intangible,  of  whatever  kind
          available for distribution to  stockholders,  ratably in proportion to the number of shares of the Common Stock held by them respectively.

     (c)  Except as may  otherwise be required by law, each holder of the Common
          Stock shall have one vote in respect of each share of the Common Stock held by him on all matters voted upon by the stockholders.

Section 4.  General  Provisions.  The capital  stock of the  Corporation  may be issued for money, property, services rendered, labor done, cash advanced to or on  behalf  of the  Corporation,  or for any  other  assets  of value in accordance  with an action of the Board of Directors,  whose judgment as to the  value  of the  assets  received  in  return  for said  stock  shall be
     conclusive,   and  said  stock,  when  issued,  shall  be  fully  paid  and nonassessable.

Section 5. 1996 Preferred Stock.

     I. Designation and Amount.

     378 shares of the authorized  shares of Preferred  Stock of the Company are hereby  designated  "1996  Preferred  Stock" (the "1996 Preferred  Stock").  All
shares of 1996 Preferred Stock shall rank prior, as to both payment of dividends and as to distribution of assets upon the voluntary or involuntary  liquidation, dissolution  or  winding  up of the  Company,  to all  of the  Company's  now or
hereafter  issued  common  stock (the "Common  Stock"),  and any other series of capital  stock  of the  Company,  other  than  the  12%  Cumulative  Convertible
Preferred  Stock,  that is not,  by its terms,  senior to or pari passu with the
1996 Preferred  Stock,  and shall rank junior to the 12% Cumulative  Convertible
Preferred Stock of the Company.

     II. Dividends.

     (1)  The registered  owners of each share of 1996 Preferred  Stock shall be entitled  to receive out of assets of the  Company  legally  available therefor,  dividends at the rate of 10% per annum,  calculated  on the amount of the Liquidation Value of such share, which rate shall be 18%
          per annum for each day after the 180th day  following  the issuance of such  share  and prior to the date on which a  registration  statement under the  Securities Act of 1993 (the "Act")  registering  the Common
          Stock of the Company into which such share of 1996 Preferred  Stock is convertible  first becomes  effective.  Dividends shall accrue without interest  and be  cumulative  and shall be payable  to the  registered owners of 1996  Preferred  Stock out of assets of the Company  legally available  therefore,  quarterly  in  arrears  on the last day of each
          fiscal  quarter  of  the  Company.   Dividends  shall  be  payable  to
          shareholders of record on the fifteenth day immediately preceding such dividend  payment  date,  or if such day is not a business day, on the immediately preceding business day.

     (2)  So long as any  share  of 1996  Preferred  Stock is  outstanding,  the
          Company  shall not (a)  declare or pay any  dividend or make any other distribution  (other than dividends  payable solely in Common Stock or other capital stock ranking  junior as to dividend  rights to the 1996
          Preferred  Stock) on the Common  Stock or any other class or series of capital stock of the Company ranking,  as to dividends,  junior to the
          1996 Preferred  Stock, or set funds aside  therefor,  or (b) purchase, redeem or  otherwise  acquire  any of the Common  Stock,  or any other class of capital stock of the Company  ranking  junior as to dividends to the 1996  Preferred  Stock (other than in exchange for Common Stock or other class of capital stock ranking  junior as to dividends to the
          1996 Preferred Stock) or set funds aside therefor.

     (3)  If at any time  any  dividend  on any  capital  stock  of the  Company ranking  senior as to dividends to the 1996  Preferred  Stock ("Senior
          Dividend  Stock")  shall be in default,  in whole or in part,  then no dividend  shall be paid or  declared  and set apart for payment on the
          1996 Preferred Stock unless and until all accrued and unpaid dividends with  respect to the  Senior  Dividend  Stock  shall have been paid or declared  and set apart for  payment.  No  dividends  shall be paid or declared and set apart for payment on the 1996  Preferred  Stock or on any capital stock ranking pari passu with the 1996 Preferred  Stock in the payment of dividends (the "Parity  Dividend Stock") for any period unless a pro rata dividend has been, or contemporaneously  is, paid or declared and set apart for payment on the Parity  Divided Stock or the
          1996  Preferred  Stock,  as the case may be,  so that  the  amount  of dividends  paid or declared and set aside for payment per share on the
          1996 Preferred  Stock and the Parity Dividend Stock shall in all cases bear to each other the same ratio that  accrued  and unpaid  dividends per  share  on the  shares  of 1996  Preferred  Stock  and the  Parity
          Dividend Stock bear to each other.  Notwithstanding the foregoing, the
          Company agrees,  to the extent that there are funds legally  available therefore,  to declare all outstanding Senior Dividend Stock and Party
          Dividend  Stock as may be  necessary to permit the payment of the full dividends payable with respect to the 1996 Preferred Stock.

     (4)  Subject to the foregoing provisions,  the holders of Common Stock, the
          Parity  Dividend  Stock and each other  class of capital  stock of the
          Company  which is junior as to dividends to the 1996  Preferred  Stock shall be  entitled to  receive,  as and when  declared by the Board of
          Directors out of the remaining assets of the Company legally available
          therefor,   such  dividends   (payable  in  cash,  capital  shares  or
          otherwise) as the Board of Directors may from time to time determine.

     (5)  Any reference to "distribution" contained in this Section II shall not be deemed to include  any  distribution  made in  connection  with any liquidation, dissolution, or winding up of the Company.

III. Liquidation.

     (1)  In the event of any  liquidation,  dissolution  or  winding  up of the
          Company,  whether voluntary or involuntary,  then out of the assets of the Company before any  distribution  or payment to the holders of the
          Common  Stock or any  other  class  of  capital  stock of the  Company ranking  junior as to  liquidation  preferences  to the 1996 Preferred
          Stock, but after  distribution to and subject to the rights of holders of  capital  stock of the  Company  ranking  senior as to  liquidation rights to the Preferred Stock, the holders of the 1996 Preferred Stock shall be paid the  Liquidation  Value of the 1996 Preferred Stock then outstanding  and the  holders  of the 1996  Preferred  Stock  shall be entitled to no other or further distribution.

     (2)  The Liquidation Value of the 1996 Preferred Stock shall be $10,000 per share plus the amount of any dividends  which have accrued  thereon to the close of business on the date of such liquidation,  dissolution or winding up and remain unpaid,  whether or not such dividends have been earned or declared.

     (3)  After  payment in full to the holders of (a) any capital stock ranking senior as to liquidation  rights to the 1996 Preferred  Stock, (b) the
          1996 Preferred Stock and (c) any class of stock hereafter  issued that ranks on a parity as to  liquidation  rights  with the 1996  Preferred
          Stock,  of the sums which such holders are entitled to receive in such case, the remaining  assets of the Company shall be distributed  among and paid to the  holders  of the Common  Stock and any other  class of capital  stock of the  Company  ranking  junior to the 1996  Preferred
          Stock.

     (4)  If the  assets  of  the  Company  available  for  distribution  to its shareholders  shall be  insufficient  to permit payment in full to the holders of the 1996 Preferred  Stock and all other series of preferred shares  ranking  equally as to liquidation  preferences  with the 1996
          Preferred  Stock of sums which such  holders are  entitled to receive, then all of the assets  available  for  distribution  to such  holders shall  be  distributed  among  and  paid to such  holders  ratably  in proportion to the  respective  amounts that would be payable per share if such assets were sufficient to permit payment in full.

     (5)  The  consolidation or merger of the Company with any other corporation or corporations or a sale of all or substantially all of the assets of the Company shall not be deemed a liquidation,  dissolution or winding up of the Company within the meaning of this Section III.

IV.  Redemption.

(1)  If on July 1, 1998 (a) a registration  statement  under the Act registering the Common  Stock of the  Company  into which the 1996  Preferred  Stock is convertible  was not  effective  or (b) the Common Stock of the Company was not  then  traded  on a  national  securities  exchange  (including  NASDAQ
     National  Market  System,  the NASDAQ Small Cap Market,  the New York Stock
     Exchange or the American Stock Exchange,  but excluding the NASDAQ Bulletin
     Board or other NASDAQ listings), the Company shall, at the written election of the holder of any outstanding shares of 1996 Preferred Stock received on or before July 31, 1998,  redeem such shares of 1996 Preferred Stock at the redemption  price per share of $10,000  plus any  accrued  and unpaid  paid dividends thereon, whether or not declared, to the date of redemption.

(2)  The redemption  price for any shares of 1996 Preferred Stock to be redeemed hereunder  shall  be  payable  in  cash,  out of  funds  legally  available therefore,  as soon as practicable  after July 31, 1998. If the Company has insufficient  funds legally available to pay the redemption price of all of the shares of 1996  Preferred  Stock tendered for  redemption,  the Company shall redeem as many shares as it has funds legally available therefore pro rata among the  shareholders  tendering 1996 Preferred Stock for redemption and shall continue to be obligated to redeem the remaining  shares tendered for  redemption  when  and as funds  become  legally  available  therefore, subject to the right of any tendering  shareholder to withdraw its election to have such  shares  redeemed.  Any  election  to have any  shares of 1996
     Preferred  Stock redeemed  pursuant  hereto shall be  accompanied  with the certificates representing the shares being tendered for redemption.

V.   Voting Rights.

     The holders of the 1996 Preferred  Stock shall have no voting rights except as required by law.

VI.  Conversion; Anti-dilution Provisions.

     The holders of the 1996 Preferred Stock shall have no right to convert their shares into Common Stock.

     Section 6. 1999 Series C Convertible Preferred Stock.

I. Designation and Amount.

     Two Thousand (2,000) shares of the authorized  shares of Preferred Stock of the Company are hereby  designated  "1999 Series C Convertible  Preferred Stock"
(the "Series C Preferred").  All shares of Series C Preferred  shall rank prior, as to both  payment  of  dividends  and as to  distribution  of assets  upon the voluntary or involuntary liquidation,  dissolution or winding up of the Company, to all of the  Company's  now or  hereafter  issued  common  stock (the  "Common
Stock"),  and any other series of capital  stock of the Company,  other than the
1996 Preferred  Stock,  that is not, by its terms,  senior to or pari passu with the  Series C  Preferred,  and shall  rank  junior in all  respects  to the 1996
Preferred Stock.

II. Dividends.

(1)  Except as  specifically  described  herein,  the  registered  owners of the
     Series C Preferred  shall not be entitled  to receive any  dividends.  If a registration  statement  under the  Securities Act of 1933, as amended (the
     "Act"),  registering  the shares of Common  Stock of the Company into which the Series C Preferred is  convertible  is not declared  effective by March
     31, 2000, or if any such  registration  statement ceases to be effective at any  time  prior  to the  second  anniversary  of the  date on  which  such registration  statement first becomes  effective,  the registered owners of each share of Series C Preferred shall be entitled to receive out of assets of the Company legally available therefor,  dividends for any period during
     such  two-year  period  and  after  March  31,  2000,   during  which  such
     registration  statement is not effective,  at the rate of ten percent (10%)
     per annum,  for each day during  which the  registration  statement  is not effective.  Dividends  shall be calculated on the amount of the Liquidation
     Value (as set forth  below) of each  share.  Dividends,  if any as provided hereunder,  shall accrue  without  interest and be cumulative  and shall be payable to the registered owners of Series C Preferred out of assets of the
     Company legally available  therefore,  quarterly in arrears on the last day of each  fiscal  quarter  of the  Company.  Dividends  shall be  payable to shareholders  of record on the fifteenth  day  immediately  preceding  such dividend  payment  date,  or if  such  day is not a  business  day,  on the immediately preceding business day.

(2)  So long as any share of Series C  Preferred  is  outstanding,  the  Company shall not (a) declare or pay any  dividend  or make any other  distribution
     (other than dividends payable solely in Common Stock or other capital stock ranking  junior as to  dividend  rights to the Series C  Preferred)  on the
     Common  Stock or any other class or series of capital  stock of the Company ranking,  as to dividends,  junior to the Series C Preferred,  or set funds aside therefor,  or (b) purchase,  redeem or otherwise acquire,  any of the
     Common Stock,  or any other class of capital  stock of the Company  ranking junior as to  dividends  to the Series C Preferred  (other than in exchange for Common  Stock or other  class of  capital  stock  ranking  junior as to dividends to the Series C Preferred) or set funds aside therefor.

(3)  If at any time any  dividend  on any capital  stock of the Company  ranking senior as to dividends to the Series C Preferred  ("Senior Dividend Stock")
     shall be in default, in whole or in part, then no dividend shall be paid or declared  and set apart for  payment on the Series C  Preferred  unless and until all accrued and unpaid  dividends with respect to the Senior Dividend
     Stock  shall  have been paid or  declared  and set  apart for  payment.  No dividends shall be paid or declared and set apart for payment on the Series
     C Preferred  or on any capital  stock  ranking pari passu with the Series C
     Preferred in the payment of dividends (the "Parity Dividend Stock") for any period unless a pro rata dividend has been, or  contemporaneously  is, paid or declared  and set apart for payment on the Parity  Divided  Stock or the
     Series C  Preferred,  as the case may be, so that the  amount of  dividends paid or  declared  and set aside  for  payment  per  share on the  Series C
     Preferred  and the Parity  Dividend  Stock  shall in all cases bear to each other the same ratio that  accrued  and unpaid  dividends  per share on the shares of Series C  Preferred  and the Parity  Dividend  Stock bear to each other.  Notwithstanding  the foregoing,  the Company agrees,  to the extent
     that  there  are  funds  legally  available   therefore,   to  declare  all
     outstanding  Senior  Dividend  Stock  and  Party  Dividend  Stock as may be
     necessary to permit the payment of the full dividends  payable with respect to the Series C Preferred.

(4)  Subject to the  foregoing  provisions,  the  holders of Common  Stock,  the
     Parity  Dividend Stock and each other class of capital stock of the Company which is junior as to dividends to the Series C Preferred shall be entitled to  receive,  as and when  declared  by the Board of  Directors  out of the remaining assets of the Company legally available therefor,  such dividends
     (payable in cash,  capital  shares or  otherwise) as the Board of Directors may from time to time determine.

(5)  Any reference to  "distribution"  contained in this Section II shall not be deemed to include any distribution made in connection with any liquidation, dissolution, or winding up of the Company.

III. Liquidation.

     (1)  In the event of any  liquidation,  dissolution  or  winding  up of the
          Company,  whether voluntary or involuntary,  then out of the assets of the Company before any  distribution  or payment to the holders of the
          Common  Stock or any  other  class  of  capital  stock of the  Company
          ranking  junior  as  to  liquidation   preferences  to  the  Series  C
          Preferred,  but after  distribution  to and  subject  to the rights of holders  of  capital  stock  of  the  Company  ranking  senior  as  to liquidation  rights to the  Series C  Preferred,  the  holders  of the shares  of  Series  C  Preferred  then  outstanding  shall be paid the
          Liquidation Value of the shares of Series C Preferred then outstanding
          and  such   holders   shall  be   entitled  to  no  other  or  further
          distribution.

     (2)  The Liquidation Value of each share of the Series C Preferred shall be
          $1,000 per share plus the amount of any  dividends  which have accrued thereon  to the  close of  business  on the date of such  liquidation, dissolution  or  winding  up and  remain  unpaid,  whether or not such dividends have been earned or declared.

     (3)  After  payment in full to the holders of (a) any capital stock ranking senior as to  liquidation  rights to the Series C  Preferred,  (b) the
          Series C Preferred  and (c) any class of stock  hereafter  issued that ranks  on a  parity  as  to  liquidation  rights  with  the  Series  C
          Preferred,  of the sums which such  holders are entitled to receive in such case,  the remaining  assets of the Company shall be  distributed among and paid to the holders of the Common  Stock and any other class of  capital  stock  of the  Company  ranking  junior  to the  Series C
          Preferred.

     (4)  If the  assets  of  the  Company  available  for  distribution  to its shareholders  shall be  insufficient  to permit payment in full to the holders of the Series C Preferred  and all other  series of  preferred shares ranking equally as to liquidation preferences with the Series C
          Preferred of sums which such holders are entitled to receive, then all of the assets  available  for  distribution  to such holders  shall be distributed  among and paid to such holders  ratably in  proportion to the respective  amounts that would be payable per share if such assets were sufficient to permit payment in full.

     (5)  The  consolidation or merger of the Company with any other corporation or corporations or a sale of all or substantially all of the assets of the Company shall not be deemed a liquidation,  dissolution or winding up of the Company within the meaning of this Section III.

IV. Redemption.

     (1)  If  on  March  31,  2000  a  registration   statement  under  the  Act
          registering  the Common  Stock of the Company  into which the Series C
          Preferred is convertible was not effective,  the Company shall, at the written election of the registered owner of any outstanding  shares of
          Series C Preferred  received on or before March 31, 2000,  redeem such shares  of Series C  Preferred  at the  redemption  price per share of
          $1,000 plus any accrued and unpaid dividends  thereon,  whether or not declared, to the date of redemption.

     (2)  The  redemption  price  for any  shares of  Series C  Preferred  to be redeemed  hereunder  shall be  payable in cash,  out of funds  legally available  therefore,  as soon as practicable after March 31, 2000. If the  Company  has  insufficient  funds  legally  available  to pay the redemption  price of all of the shares of Series C Preferred  tendered for  redemption,  the  Company  shall  redeem as many shares as it has legally available therefore pro rata among the shareholders  tendering
          Series C Preferred for  redemption  and shall continue to be obligated to redeem the remaining  shares  tendered for  redemption  when and as funds become legally available therefore,  subject to the right of any tendering  shareholder  to withdraw  its  election to have such shares redeemed.  Any  election  to have any  shares  of  Series C  Preferred redeemed  pursuant hereto shall be accompanied  with the  certificates representing the shares being tendered for redemption.

     (3)  At the option of the Company, the shares of the Series C Preferred may be redeemed by the  Company,  in whole or in part,  at any time,  at a redemption  price of $1,000 per  share,  plus any  accrued  and unpaid dividends thereon, whether or not declared, to the date of redemption, if the holders of the shares to be redeemed  are given at least thirty
          (30) days notice of such redemption in writing.

V. Voting Rights.

     The holders of the Series C Preferred shall have no voting rights except as required by law.

VI. Conversion; Anti-Dilution Provisions.

     The holders of the Series C Preferred  shall have no right to convert their shares into Common Stock.

                                    ARTICLE V
                                     VOTING

Cumulative voting in the election of directors is no authorized.

                                   ARTICLE VI
                                PREEMPTIVE RIGHTS

     Shareholders of the corporation shall not have preemptive rights to acquire unissued or treasury  shares of the corporation or securities  convertible  into such shares or carrying a right to subscribe to or acquire such shares.

                                   ARTICLE VII
                               BOARD OF DIRECTORS

     Section  1.  Board  of  Directors;  Number.  The  governing  board  of  the corporation  shall  be  known  as the  Board of  Directors,  and the  number  of directors  may from time to time be  increased  or  decreased  in such manner as shall be provided in the Bylaws of the corporation,  provided that the number of directors shall not be reduced to less than three unless the outstanding  shares are held of record by fewer  than  three  shareholders  in which case there need only be as many directors as there are shareholders.

     Section 2.  Classification  of Directors.  The Board of Directors  shall be divided into three  classes,  Class 1, Class 2, and Class 3, each class to be as nearly  equal in number  as  possible.  The term of office of Class 1  directors shall  expire  at the first  annual  meeting  of  shareholders  following  their election,  that of Class 2 directors  shall expire at the second annual  meeting following  their  election,  and the Class 3 directors shall expire at the third annual  meeting  following  their  election.  At each annual  meeting after such classification,  a number of  directors  equal to the number of the class  whose term expires at the time of such  meeting  shall be elected to hold office until the third succeeding  annual meeting.  No  classification  of directors shall be effective prior to the first annual meeting of shareholders. Notwithstanding the foregoing and except as otherwise  required by law,  whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a class to elect one or more directors of the Company, the terms of the director or directors  elected by such holders shall expire at the next succeeding annual meeting of shareholders.

     Section 3. Nomination of Directors.

     (a)  Nominations  for the election of directors may be made by the Board of
          Directors,  by a  committee  of  the  Board  of  Directors,  or by any
          shareholder   entitled  to  vote  for  the   election  of   directors.
          Nominations  by  shareholders  shall  be made by  notice  in  writing, delivered  or  mailed  by first  class  United  States  mail,  postage prepaid,  to the Secretary of the  Corporation,  not less than 14 days nor more than 50 days prior to any meeting of the shareholders  called for the election of directors; provided, however, that if less than 21 days'  notice of the meeting is given to  shareholders,  such  written notice shall be delivered or mailed,  as prescribed,  to the Secretary of the  Corporation  not  later  than  the  close of the  seventh  day following  the day on  which  notice  of the  meeting  was  mailed  to shareholders.

     (b)  Each notice under  subsection  (a) shall set forth (i) the name,  age, business  address  and, if known,  residence  address of each  nominee proposed in such notice,  (ii) the principal  occupation or employment of each such  nominee,  and (iii) the number of shares of stock of the
          Corporation which are beneficially owned by each such nominee.

     (c)  The chairman of the shareholders'  meeting, may, if the facts warrant, determine and declare to the meting that a nomination  was not made in
          accordance  with  the  foregoing  procedure,   and  if  he  should  so
          determine,  he shall  so  declare  to the  meeting  and the  defective nomination shall be disregarded.

     Section 4. Certain Powers of the Board of Directors. In furtherance and not in  limitation  of the powers  conferred  by statute,  the Board of Directors is expressly authorized:

     (a)  to manage and  govern  the  corporation  by  majority  vote of members present at any regular or special  meeting at which a quorum  shall be present, to make, alter, or amend the Bylaws of the corporation at any regular  or  special  meeting,  to fix the  amount to be  reserved  as working capital over and above its capital stock paid in, to authorize and  cause  to be  executed  mortgages  and  liens  upon  the real and personal  property of the  corporation,  and to designate  one or more committees,  such committee to consist of two or more of the directors of the corporation, which, to the extent provided in the resolution or in the  Bylaws of the  corporation,  shall have and may  exercise  the powers of the Board of Directors in the management of the business and affairs of the corporation  (such  committee or committees  shall have such name or names as may be stated in the  Bylaws of the  corporation or as may be  determined  from  time to  time  to time by  resolutions adopted by the Board of Directors);

     (b)  to sell, lease, exchange, or otherwise dispose of all or substantially all of the  property  and assets of the  corporation  in the  ordinary course of its business upon such terms and  conditions as the Board of
          Directors may determine with out vote or consent of the shareholders;

     (c)  to sell, pledge, lease, exchange,  liquidate,  or otherwise dispose of all or substantially all of the property or assets of the corporation, including its goodwill, if not in the ordinary course of its business, upon  such  terms  and  conditions  as  the  Board  of  Directors  may
          determine;   provided,   however,   that  such  transaction  shall  be
          authorized or ratified by the written consent of the holders of all of the shares entitled to vote thereon; and provided,  further,  that any such transaction with any substantial  shareholder or affiliate of the corporation shall be authorized or ratified by the affirmative vote of the  holders of at least  two-thirds  of the shares  entitled  to vote thereon at a  shareholders'  meeting  duly  called  for that  purpose, unless such  transaction is with any subsidiary of the  corporation or is approved by the  affirmative  vote of a majority or the  continuing directors  of the  corporation,  or is  authorized  or ratified by the written  consent of the holders of all of the shares  entitled to vote thereon;

     (d)  to merge,  consolidate,  or exchange all of the issued or  outstanding shares of one or more classes of the  corporation  upon such terms and conditions as the Board of Directors may authorize; provided, however, that such  merger,  consolidation  or  exchange  shall be  approved or ratified by the affirmative vote of the holders of at least a majority of the shares entitled to vote thereon at a shareholders' meeting duly called for that  purpose,  or  authorized  or  ratified by the written consent of the holders of all of the shares  entitled to vote thereon;
          and  provided,  further,  that  any  such  merger,  consolidation,  or
          exchange  with  any  substantial   shareholder  or  affiliate  of  the
          corporation shall be authorized or ratified by the affirmative vote of the  holders of at least  two-thirds  of the shares  entitled  to vote thereon at a  shareholders'  meeting  duly  called  for that  purpose, unless such merger, consolidation,  or exchange is with any subsidiary of the  corporation  or is  approved  by  the  affirmative  vote  of a majority  of  the  continuing  directors  of  the  corporation,  or is authorized or ratified by the written consent of the holders of all of the shares entitled to vote thereon; and

     (e)  to  distribute  to the  shareholders  of the  corporation  without the approval of the shareholders,  in partial  liquidation,  out of stated
          capital  or  capital  surplus  of the  corporation,  a portion  of the corporation's  assets, in cash or in property,  so long as the partial liquidation is in compliance with applicable law.

     (f)  as used in  this  Section  5,  the  following  terms  shall  have  the following meanings:

          (i)  an  "affiliate"  shall  mean any  person  or  entity  which is an affiliate  within the meaning of Rule 12b-2 of the General  Rules and  Regulations  under the  Securities  Exchange Act of 1934, as amended:

          (ii) a  "continuing  director"  shall mean a director  who was elected
               before  the   substantial   shareholder   or  affiliates  of  the
               corporation  which  is to be a party  to a  proposed  transaction within  the scope of  subsections  (c) and (d) of this  Section 5 became  such  a  substantial  shareholder  of  affiliate  of  the corporation,  as the case may be, or is designated at or prior to his first  election or  appointment  to the Board of Directors by the affirmative  vote of a majority of the Board of Directors who are continuing directors;

          (iii)a   "subsidiary"   shall  mean  any   corporation  in  which  the
               corporation  owns the majority of each class of equity  security;
               and

          (iv) a "substantial shareholder" shall mean any person or entity which is the beneficial owner,  within the meaning of Rule 13d-3 of the
               General Rules and Regulations  under the Securities  Exchange Act of 1934, as amended,  of 10% or more of the  outstanding  capital stock of the corporation.

                                  ARTICLE VIII
                              CONFLICTS OF INTEREST

     Section 1. Related Party Transactions.

     (a)  No contract or transaction  between the corporation and one or more of its directors,  or between the corporation and any other  corporation, partnership,  association,  or other organization in which one or more of its  directors  or  officers  are  directors  or officers or have a financial interest shall be void or voidable solely for that reason or solely  because the director or officer is present at or  participates in the meeting of the Board of Directors or  committee  thereof  which authorizes,  approves,  or ratifies  the  contract or  transaction  or solely because his or their votes are counted for such purpose if:

          (i)  the material facts as to his  relationship  of interest and as to the  contract or  transaction  are  disclosed or are known to the
               Board of Directors or the  committee,  and the Board or committee in good faith authorizes,  approves,  or ratifies the contract or transaction  by  the  affirmative  vote  of the  majority  of the disinterested directors,  even though the disinterested directors are less than a quorum; or

          (ii) the material facts as to his  relationship  or interest and as to the  contract or  transaction  are  disclosed or are known to the shareholders  entitled  to  vote  thereon,  and the  contract  or transaction is specifically authorized,  approved, or ratified in good faith by a vote of the shareholders; or

          (iii)the contract or transaction  is fair as to the  corporation as of the time it is authorized,  approved, or ratified by the Board of
               Directors, a committee thereof, or the shareholders.

     (b)  Common or  disinterested  directors may be counted in determining  the presence  of a quorum at a meeting of the Board of  Directors  or of a committee  which  authorizes,  approves,  or ratifies  the contract or transaction.

     Section 2.  Corporate  Opportunities.  The officers,  directors,  and other members of  management  of the  corporation  shall be subject to the doctrine of corporate  opportunities only insofar as it applies to business opportunities in which the  corporation has expressed an interest as determined form time to time by  resolution  of the Board of  Directors.  When  such  areas of  interest  are delineated,  all such business opportunities within such areas of interest which come  to  the  attention  of the  officers,  directors,  and  other  members  of management of the corporation shall be disclosed promptly to the corporation and made available to it. The Board of Directors may reject any business opportunity presented  to it, and  thereafter  any  officer,  director,  or other  member of management  may  avail  himself  of such  opportunity.  Until  such  time as the corporation, through its Board of Directors, has designated an area of interest, the officers,  directors,  and other  members of  management of the  corporation shall be free to engage in such areas of interest or their own.  The  provisions hereof shall not limit the rights of any officer,  director,  or other member of management of the corporation to continue a business  existing prior to the time that such area of interest is designated by the  corporation,  nor shall they be construed  to release any  employee of the  corporation  (other than an officer, director,  or member of management) from any duties which such employee may have to the corporation.

                                   ARTICLE IX
                             LIABILITY OF DIRECTORS

     A director of the corporation shall not be liable to the corporation or its stockholders  for monetary  damages for breach of fiduciary  duty as a director, except to the extent such exemption from liability or limitation  thereof is not permitted  under the General  Corporation  Law of the State of Delaware,  as the
same exists or may hereafter be amended.  Any amendment,  modification or repeal of the foregoing  sentence shall not adversely affect any right or protection of a director  of the  corporation  hereunder  in  respect  of any act or  omission occurring prior to the time of such amendment, modification or repeal.

                                    ARTICLE X
                                 INDEMNIFICATION

     For purposes of this Article X, a "Proper  Person" means any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative,  and whether formal or informal, by reason of the fact that he is or was a director, officer, employee,  fiduciary or agent of the corporation, or is or was serving at the  request of the  corporation  as a  director,  officer, partner, trustee, employee, fiduciary or agent of any foreign or domestic profit or nonprofit corporation or of any partnership,  joint venture, trust, profit or nonprofit  unincorporated  association,  limited  liability  company,  or  other enterprise or employee benefit plan. The corporation  shall indemnify any Proper
Person  against  reasonably  incurred  expenses  (including   attorneys'  fees),
judgments,  penalties,  fines (including any excise tax assessed with respect to an employee benefit plan) and amounts paid in settlement  reasonably incurred by him in  connection  with such action,  suit or proceeding if it is determined by the groups set forth in Section 4 of this Article  that he conducted  himself in good  faith and that he  reasonably  believed  (1) in the case of conduct in his
official   capacity  with  the   corporation,   that  his  conduct  was  in  the
corporation's  best  interests,  or (ii) in all  other  cases  (except  criminal cases),  that his  conduct was at least not  opposed to the  corporation's  best interests,  or  (iii)  in the case of any  criminal  proceeding,  that he had no reasonable  cause to believe his conduct was  unlawful.  A Proper Person will be deemed  to be acting  in his  official  capacity  while  acting  as a  director, officer, employee or agent on behalf of this corporation and not while acting on this corporation's behalf for some other entity.

     No  indemnification  shall be made under this Article X to a Proper  Person with respect to any claim, issue or matter in connection with a proceeding by or in the right of a corporation in which the Proper Person was adjudged  liable to the  corporation or in connection  with any proceeding  charging that the Proper
Person derived an improper personal benefit,  whether or not involving action in an  official  capacity,  in which he was  adjudged  liable on the basis  that he derived  an  improper  personal  benefit.  Further,  indemnification  under this
Section  in  connection  with a  proceeding  brought  by or in the  right of the corporation shall be limited to reasonable expenses,  including attorneys' fees, incurred in connection with the proceeding.

     The   corporation   shall  indemnify  any  Proper  Person  who  was  wholly
successful,  on the merits or  otherwise,  in defense of any  action,  suit,  or proceeding as to which he was entitled to  indemnification  under this Article X against  expenses  (including  attorneys'  fees)  reasonably  incurred by him in connection  with the  proceeding  without  the  necessity  of any  action by the corporation other than the determination in good faith that the defense has been wholly successful.

     The  termination  of any action,  suit or  proceeding  by judgment,  order, settlement or  conviction,  or upon a plea of nolo  contendere or its equivalent shall not of itself create a presumption that the person seeking indemnification did not meet the  standards  of  conduct  described  in his  Article  X Entry of judgment by consent as part of a settlement  shall not be deemed an adjudication of liability.

     Except  where  there is a right  to  indemnification  as set  forth in this
Article or where  indemnification  is ordered  by a court,  any  indemnification shall be made by the corporation  only as authorized in the specific case upon a determination  by a proper group that  indemnification  of the Proper  Person is permissible under the circumstances  because he has met the applicable standards of conduct set forth in this Article.  This  determination  shall be made by the board of directors by a majority  vote of those  present at a meeting at which a quorum is present,  which quorum shall  consist of directors  not parties to the proceeding  ("Quorum").  If a Quorum cannot be obtained, the determination shall be made by a majority  vote of a committee of the board of directors not parties to the  proceeding,  except that directors who are parties to the proceeding may participate in the  designation  of directors for the committee.  If a Quorum of the  board  of  directors  cannot  be  obtained  and  the  committee  cannot  be established,  or even if a Quorum is obtained or the committee is designated and a majority of the  directors  constituting  such Quorum or committee so directs, the  determination  shall be made by (1) independent legal counsel selected by a vote of the board of directors or the committee in the manner  specified in this paragraph, or, if a Quorum of the full board of directors cannot be obtained and a committee  cannot be established,  by independent  legal counsel selected by a majority  vote of the full board  (including  directors  who are  parties to the action) or (ii) a vote of the shareholders.

     Any Proper Person may apply for indemnification to the court conducting the
proceeding  or  to  another  court  of  competent   jurisdiction  for  mandatory
indemnification  under this Article,  including  indemnification  for reasonable
expenses  incurred  to  obtain  court-ordered  indemnification.   If  the  court
determines  that such  Proper  Person  is  fairly  and  reasonably  entitled  to indemnification in view of all the relevant circumstances, whether or not he met the standards of conduct set forth in this Article or was adjudged liable in the proceeding,  the court may order such  indemnification as the court deems proper except that if the Proper Person has been adjudged liable, indemnification shall be limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

     Reasonable  expenses  (including  attorneys' fees) incurred in defending an action,  suit  or  proceeding  as  described  in  Section  1 may be  paid by the corporation  to any Proper  Person in advance of the final  disposition  of such action,  suit or proceeding  upon receipt of (1) a written  affirmation  of such
Proper  Person's  good faith  belief  that he has met the  standards  of conduct prescribed by this Article X (ii) a written undertaking,  executed personally or on the Proper  Person's  behalf,  to repay  such  advances  if it is  ultimately determined  that he did not  meet  the  prescribed  standards  of  conduct  (the undertaking  shall be an unlimited  general  obligation of the Proper Person but need not be secured and may be accepted without  reference to financial  ability to make  repayment),  and (iii) a determination  is made by the proper group (as described in this Article X) that the facts as then known to the group would not preclude  indemnification.  Determination and authorization of payments shall be made in the same manner specified in this Article X.

                                   ARTICLE XI
                           ARRANGEMENTS WITH CREDITORS

     Whenever a compromise or arrangement is proposed by the corporation between it and its creditors or any class of them, an/or between the corporation and its shareholders  or any class of them, any court of equitable  jurisdiction  may on summary application by the corporation or by a majority of its shareholders,  or on the application of any receiver or receivers  appointed for the  corporation, or on the  application  of  trustees  in  dissolution,  order a  meeting  of the creditors  or  class  of  creditors  and/or  of the  shareholders  or  class  of shareholders  of the  corporation,  as the case may be, to be  notified  in such manner as the court decides. If a majority in number representing at least three fourths in the dollar amount owed to the creditors or class of creditors  and/or the holders of the  majority of the stock or class of stock of the  corporation, as the case may be,  agrees  to any  compromise  or  arrangement  and/or  to any reorganization  of the  corporations  as a  consequence  of such  compromise  or arrangement,  then said  compromise or  arrangement  and/or said  reorganization shall,  if  sanctioned by the court to which the  application  has been made, be binding  upon  all  the  creditors  or  class  of  creditors  and/or  on all the shareholders or class of shareholders  of the  corporation,  as the case may be, and also on the corporation.

                                   ARTICLE XII
                             SHAREHOLDERS' MEETINGS

     Shareholders'  meetings may be held at such time and place as may be stated
or fixed in accordance with the Bylaws. At all shareholders' meetings, one third of all shares entitled to vote shall constitute a quorum.

                                  ARTICLE XIII
                                   DISSOLUTION

     Section  1.  Procedure.   The  corporation  shall  be  dissolved  upon  the
affirmative vote of the holders of at least a majority of the shares entitled to vote thereon at a meeting duly called for that  purpose,  or when  authorized or ratified by the written  consent of the holders of all of the shares entitled to vote thereon.

     Section 2. Revocation.  The corporation shall revoke voluntary  dissolution proceedings  upon the affirmative  vote of the holders of at least a majority of the shares  entitled to vote at a meeting duly called for that purpose,  or when authorized  or  ratified  by the  written  consent of the  holders of all of the shares entitled to vote thereon.

                                   ARTICLE XIV
                                  MISCELLANEOUS

     Meetings  of  stockholders  may be held  within  or  without  the  State of
Delaware as the By-laws may provide.  The books of the  corporation  may be kept
(subject  to any  provision  contained  in the  statutes)  outside  the State of
Delaware at such place or places as may be  designated  from time to time by the
Board of  Directors  or in the  By-laws  of the  corporation.  The  election  of directors need not be by written ballot unless the By-laws so provide. The Board of Directors of the corporation is authorized and empowered from time to time in its discretion to make, alter, amend or repeal the By-laws of the corporation.

     Notwithstanding  anything herein to the contrary,  the number of authorized shares of Common Stock may be  increased or decreased  (but not below the number of shares thereof then  outstanding) by the affirmative vote of the holders of a majority in voting power of the outstanding stock of the corporation entitled to vote  generally  irrespective  of the  provisions  of Section  242(b)(2)  of the
General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, Medix Resources, Inc. has caused this certificate to be signed by Mark Lerner, its Executive Vice President and Chief Financial Officer,
on the __ day of __, 2003.

                              ----------------------------------
                              Mark Lerner,
                              Executive  Vice  President  and Chief  Financial
Officer

Annex E

                 -------------------------------------------

                                    BYLAWS

                                      OF

                            MEDIX RESOURCES, INC.

                            A Delaware Corporation

                 -------------------------------------------

                              -----------------

ARTICLE I Offices

ARTICLE II Shareholders

      Section 1.  Annual Meeting
      Section 2.  Special Meetings
      Section 3.  Place of Meeting
      Section 4.  Notice of Meeting
      Section 5.  Fixing of Record Date
      Section 6.  Voting Lists
      Section 7.  Recognition Procedure for Beneficial Owners
      Section 8.  Quorum and planner of Acting
      Section 9.  Proxies
      Section 10. Voting Shares
      Section 11. Corporation's Acceptance of Votes
      Section 12. Informal Action by Shareholders
      Section 13. Meetings by Telecommunication

ARTICLE III Board of Directors

      Section 1.  General Powers
      Section 2.  Number, Qualification and Tenure
      Section 3.  Vacancies
      Section 4.  Regular Meetings
      Section 5.  Special Meetings
      Section 6.  Notice
      Section 7.  Quorum
      Section 8.  Manner of Acting
      Section 9.  Compensation
      Section 10. Presumption of Assent
      Section 11. Committee
      Section 12. Informal Action by Directors
      Section 13. Telephonic Meetings
      Section 14. Standard of Care

ARTICLE IV Officers and Agents

      Section 1.  General
      Section 2.  Appointment and Term of Office
      Section 3.  Resignation and Removal
      Section 4.  Vacancies
      Section 5.  President
      Section 6.  Vice Presidents
      Section 7.  Secretary
      Section 8.  Treasurer

ARTICLE V Stock

      Section 1.  Certificates
      Section 2.  Consideration for Shares
      Section 3.  Lost Certificates
      Section 4.  Transfer of Shares
      Section 5.  Transfer Agent, Registrars and Paving Agents

ARTICLE VI Indemnification of Certain Persons

      Section 1.  Indemnification
      Section 2.  Right to Indemnification
      Section 3.  Effect of Termination of Action
      Section 4.  Groups Authorized to Make Indemnification Determination
      Section 5.  Court-Ordered Indemnification
      Section 6.  Advance of Expenses

ARTICLE VII Provision of Insurance

ARTICLE VIII Miscellaneous

      Section 1.  Seal
      Section 2.  Fiscal Year
      Section 3.  Amendments
      Section 4.  Gender
      Section 5.  Conflicts
      Section 6.  Definitions

                                   BY-LAWS
                                   -------

                                      OF
                                      --

                            MEDIX RESOURCES, INC.
                            ---------------------

            ......            (a Delaware corporation)

ARTICLE I

                                   Offices

      The principal  office of the  corporation  shall be designated from time to time by the corporation and may be within or outside of Delaware.

      The  corporation  may have such other offices,  either within or outside
Delaware,  as the board of directors  may  designate or as the business of the corporation may require from time to time.

      The  registered  office  of the  corporation  required  by the  Delaware
General  Corporation Law to be maintained in Delaware may be, but need not be, identical with the principal office,  and the address of the registered office may be changed from time to time by the board of directors.

ARTICLE II

                                 Shareholders

Section 1.  Annual Meeting.  The annual meeting of the  shareholders  shall be held  on the  date  and at a time  fixed  by the  board  of  directors  of the corporation  (or by the  president  in the  absence  of action by the board of directors).

Section 2.  Special   Meetings.   Unless  otherwise   prescribed  by  statute,
special  meetings  of the  shareholders  may be called for any  purpose by the president or by the board of  directors.  The  president  shall call a special meeting of the  shareholders if the  corporation  receives one or more written demands for the  meeting,  stating the purpose or purposes  for which it is to be held,  signed  and dated by  holders  of shares  representing  at least ten percent  of all the  votes  entitled  to be cast on any issue  proposed  to be considered at the meeting.

Section 3.  Place  of  Meeting.  The  board of  directors  may  designate  any place, either within or outside Delaware,  as the place for any annual meeting or any special  meeting  called by the board of directors.  A waiver of notice signed by all  shareholders  entitled to vote at a meeting may  designate  any place,  either within or outside Delaware,  as the place for such meeting.  If no  designation  is made, or if a special  meeting is called other than by the board, the place of meeting shall be the principal office of the corporation.

Section 4.  Notice of Meeting.  Written  notice  stating the place,  date, and hour of the meeting  shall be given not less than ten nor more than sixty days before the date of the  meeting,  except that (i) if the number of  authorized shares is to be  increased,  at least thirty  days' notice shall be given,  or
(ii) any other  longer  notice  period is  required  by the  Delaware  General
Corporation  Law.  Notice of a special  meeting need not include a description of the  purpose or  purposes  of the  meeting  except the  purpose or purposes shall be  stated  with  respect  to (i) an  amendment  to the  certificate  of incorporation  of the  corporation:  (ii) a merger or share  exchange in which the  corporation  is a party and, with respect to a share  exchange,  in which the corporation's  shares will be acquired,  (iii) a sale, lease,  exchange or other disposition,  other than in the usual and regular course of business, of all or  substantially  all of the  property of the  corporation  or of another entity  which this  corporation  controls,  in each case with or  without  the goodwill, (iv) a dissolution of the corporation,  or (v) any other purpose for which a statement of purpose is required by the Delaware  General  Corporation
Law.  Notice  shall  be  given   personally  or  by  mail,   private  carrier,
telegraph,  teletype,  electronically  transmitted  facsimile or other form of wire or wireless  communication  by or at the direction of the president,  the secretary,  or the officer or persons calling the meeting, to each shareholder of  record  entitled  to  vote  at  such  meeting.  If  mailed  and  if  in  a comprehensible  form,  such notice  shall be deemed to be given and  effective when deposited in the United States mail,  addressed to the shareholder at his address as it appears in the  corporation's  current  record of  shareholders, with  postage  prepaid.  If notice is given other than by mail,  and  provided that  such  notice  is in a  comprehensible  form,  the  notice  is given  and effective on the date received by the shareholder.

      If requested  by the person or persons  lawfully  calling such  meeting, the secretary shall give notice thereof at corporate  expense.  No notice need be sent to any  shareholder  if three  successive  notices  mailed to the last known address of such shareholder  have been returned as  undeliverable  until such  time as  another  address  for  such  shareholder  is made  known to the corporation  by such  shareholder.  In order to be entitled to receive  notice of any meeting,  a shareholder  shall advise the corporation in writing of any change in such  shareholder's  mailing  address as shown on the  corporation's books and records.

      When a meeting is adjourned to another date, time or place,  notice need not be given of the new date,  time or place if the new date, time or place of such  meeting is  announced  before  adjournment  at the  meeting at which the adjournment is taken.  At the adjourned  meeting the  corporation may transact any business,  which may have been transacted at the original meeting.  If the adjournment  is for more than 30 days,  or if a new  record  date is fixed for the adjourned  meeting,  a new notice of the adjourned  meeting shall be given to each  shareholder  of record  entitled to vote at the meeting as of the new record date.

      A  shareholder  may waive  notice of a meeting  before or after the time and date of the meeting by a writing signed by such  shareholder.  Such waiver shall be delivered to the corporation  for filing with the corporate  records.
Further,  by attending a meeting  either in person or by proxy,  a shareholder waives  objection to lack of notice or defective  notice of the meeting unless the shareholder  objects at the beginning of the meeting to the holding of the meeting or the  transaction  of  business  at the  meeting  because of lack of notice or defective  notice.  By attending the meeting,  the shareholder  also waives any objection to  consideration  at the meeting of a particular  matter not within the purpose or purposes  described in the meeting notice unless the shareholder objects to considering the matter when it is presented.

Section 5.  Fixing  of  Record   Date.   For  the   purpose   of   determining
shareholders  entitled to (i) notice of or vote at any meeting of shareholders or any adjournment thereof, (ii) receive distributions or share dividends,  or
(iii) demand a special  meeting,  or to make a  determination  of shareholders for any other proper purpose,  the board of directors may fix a future date as the record date for any such  determination of shareholders,  such date in any case  to  be  not  more  than  sixty  days,  and,  in  case  of a  meeting  of shareholders,  not  less  than  ten  days,  prior  to the  date on  which  the particular  action  requiring  such  determination  of  shareholders  is to be taken.  If no record date is fixed by the directors,  the record date shall be the date on which  notice of the  meeting  is mailed to  shareholders,  or the date on which  the  resolution  of the  board  of  directors  providing  for a distribution  is  adopted,  as  the  case  may  be.  When a  determination  of shareholders  entitled  to  vote at any  meeting  of  shareholders  is made as provided in this Section,  such  determination  shall apply to any adjournment thereof unless the board of directors  fixes a new record date,  which it must do if the  meeting  is  adjourned  to a date more than 30 days  after use dire fixed for the original meeting.

      Notwithstanding   the  above,   the  record  date  for  determining  the
shareholders  entitled  to take  action  without a meeting or  entitled  to be given  notice of action so taken  shall be the date a writing  upon  which the action is taken is first  received  by the  corporation.  The record  date for determining  shareholders  entitled to demand a special  meeting  shall be the date of the  earliest of any of the  demands  pursuant to which the meeting is called.

Section 6.  Voting  Lists.  The  secretary  shall make,  at the earlier of ten days before each meeting of  shareholders or two business days after notice of the meeting has been given,  a complete list of the  shareholders  entitled to be given notice of such  meeting or any  adjournment  thereof.  The list shall be arranged by voting  groups and within each voting  group by class or series of shares,  shall be in  alphabetical  order within each class or series,  and shall  show the  address  of and the  number of shares of each class or series held by each  shareholder.  For the period  beginning  the earlier of ten days prior to the  meeting  or two  business  days after  notice of the  meeting is given and continuing  through the meeting and any  adjournment  thereof,  this list shall be kept on file at the principal office of the  corporation,  or at a place  (which  shall be  identified  in the  notice)  in the city  where the meeting will be held.  Such list shall be available for  inspection on written demand by any  shareholder  (including  for the purpose of this  Section 6 any holder of voting trust  certificates)  or his agent or attorney during regular business hours and during the period  available for  inspection.  The original stock  transfer  books  shall be prima facie  evidence as to the  shareholders entitled to examine such list or to vote at any meeting of shareholders.

      Any shareholder,  his agent or attorney may copy the list during regular business hours and during the period it is available for inspection,  provided
(i)  the  demand  is  for  a  purpose  reasonably  related  to  the  demanding shareholder's  interest as a shareholder,  (ii) the shareholder describes with reasonable  particularity the purpose and the records the shareholder  desires to inspect,  (iii) the  records  are  directly  connected  with the  described purpose,  and (iv) the shareholder pays a reasonable charge covering the costs of labor and  material for such copies,  not to exceed the  estimated  cost of production and reproduction.

Section 7.  Recognition   Procedure  for  Beneficial   Owners.  The  board  of
directors  may adopt by resolution a procedure  whereby a  shareholder  of the corporation  may certify in writing to the  corporation  that all or a portion of the  shares  registered  in the name of such  shareholder  are held for the account of a specified  person or persons.  The  resolution  may set forth (1)
the types of nominees to which it applies,  (ii) the rights or privileges that the  corporation  will  recognize  in a  beneficial  owner,  which may include rights and privileges other than voting,  (iii) the form of certification  and the information to be contained  therein,  (iv) if the  certification  is with respect to a record  date,  the tine within  which the  certification  must be received by the  corporation,  (v) the period for which the  nominee's  use of the procedure is  effective,  and (vi) such other  provisions  with respect to the procedure as the board deems  necessary or desirable.  Upon receipt by the corporation of a certificate  complying with the procedure  established by the board of  directors,  the  persons  specified  in the  certification  shall be deemed, for the purpose or purposes set forth in the certification,  to be the registered  holders  of  the  number  of  shares  specified  in  place  of the shareholder making the certification.

Section 8.  Quorum and Manner of Acting.  One-third  of the votes  entitled to be cast on a matter  by a  voting  group  shall  constitute  a quorum  of that voting  group for action on the matter.  If less than  one-third of such votes are  represented  at a meeting,  a majority  of the votes so  represented  may adjourn the meeting from time to time  without  further  notice,  for a period not to  exceed 30 days for any one  adjournment.  If a quorum  is  present  at such adjourned  meeting,  any business may be transacted which might have been transacted at the meeting as originally noticed.  The shareholders  present at a duly organized meeting may continue to transact business until  adjournment, notwithstanding  the  withdrawal of enough  shareholders  to leave less than a quorum,  unless the meeting is adjourned  and a new record date is set for the adjourned meeting.

Section 9.  Proxies.  At all meetings of shareholders,  a shareholder may vote by proxy by signing an appointment form or similar writing,  either personally or by his duly authorized  attorney-in-fact.  A shareholder may also appoint a
proxy  by  transmitting  or  authorizing  the   transmission  of  a  telegram,
teletype,  or other electronic  transmission  providing a written statement of the  appointment  to the  proxy,  a proxy  solicitor,  proxy  support  service organization,  or  other  person  duly  authorized  by the  proxy  to  receive appointments  as agent for the proxy, or to the  corporation.  The transmitted appointment  shall set forth or be  transmitted  with  written  evidence  from which it can be determined that the shareholder  transmitted or authorized the transmission  of the  appointment.  The  proxy  appointment  form  or  similar writing,  shall be filed with the  secretary of the  corporation  before or at the  time of the  meeting.  The  appointment  of a  proxy  is  effective  when received by the  corporation and is valid for eleven months unless a different period is expressly provided in the appointment form or similar writing.

      Any complete copy,  including an electronically  transmitted  facsimile, of an  appointment  of a proxy may be  substituted  for or used in lieu of the original  appointment for any purpose for which the original appointment could be used.

      Revocation  of a proxy does not affect the right of the  corporation  to accept the proxy's  authority  unless (1) the  corporation had notice that the appointment  was  coupled  with an interest  and notice that such  interest is
extinguished   is  received  by  the  secretary  or  other  officer  or  agent authorized to tabulate  votes before the proxy  exercises his authority  under the appointment,  or (ii) other notice of the revocation of the appointment is received by the  secretary or other  officer or agent  authorized  to tabulate votes before the proxy  exercises his authority under the  appointment.  Other notice of revocation may, in the discretion of the  corporation,  be deemed to include the  appearance  at a  shareholders'  meeting of the  shareholder  who granted the proxy and his voting in person on any matter  subject to a vote at such meeting.

      The death or incapacity of the  shareholder  appointing a proxy does not affect the right of the  corporation  to accept the proxy's  authority  unless notice  of the death or  incapacity  is  received  by the  secretary  or other officer or agent  authorized to tabulate votes before the proxy  exercises his authority under the appointment.

      The corporation  shall not be required to recognize an appointment  made irrevocable if it has received a writing  revoking the  appointment  signed by
the   shareholder   (including  a  shareholder  who  is  a  successor  to  the
shareholder   who   granted   the   proxy)   either   personally   or  by  his
attorney-in-fact,  notwithstanding  that the  revocation may be a breach of an obligation of the shareholder to another person not to revoke the appointment.

      Subject  to  Section  11 and  any  express  limitation  on  the  proxy's authority  appearing on the  appointment  form, the corporation is entitled to accept the proxy's vote or other action as that of the shareholder  making the appointment.

Section 10. Voting  Shares.  Each  outstanding  share,  regardless  of  class, shall be entitled to one vote, and each fractional  share shall be entitled to a  corresponding  fractional  vote on  each  matter  submitted  to a vote at a meeting of  shareholders,  except to the extent that the voting  rights of the shares of any class or classes  are  limited or denied by the  certificate  of
incorporation   as  permitted  by  the  Delaware   General   Corporation  Law.
Cumulative  voting  shall not be permitted in the election of directors or for any other purpose.

Section 11. Corporation's  Acceptance of Votes.  If the name signed on a vote,
consent,   waiver,   proxy  appointment,   or  proxy  appointment   revocation
corresponds to the name of a shareholder,  the corporation,  if acting in good faith, is entitled to accept the vote, consent,  waiver,  proxy appointment or
proxy   appointment   revocation  and  give  it  effect  as  the  act  of  the
shareholder.   If  the  name  signed  on  a  vote,  consent,   waiver,   proxy
appointment or proxy  appointment  revocation  does not correspond to the name of a shareholder,  the  corporation,  if acting in good faith, is nevertheless entitled  to accept the vote,  consent,  waiver,  proxy  appointment  or proxy appointment revocation and to give it effect as the act of the shareholder if:

(i)   the  shareholder is an entity and the name signed purports to be that of an officer or agent of the entity;
(ii)  the  name  signed  purports  to be that of an  administrator,  executor, guardian or conservator  representing  the shareholder and, if the corporation requests,  evidence of fiduciary status acceptable to the corporation has been presented  with respect to the vote,  consent,  waiver,  proxy  appointment or proxy appointment revocation;
(iii) the  name  signed  purports  to be  that of a  receiver  or  trustee  in bankruptcy of the shareholder  and, if the corporation  requests,  evidence of this status  acceptable to the  corporation has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation;
(iv)  the name signed  purports to be that of a pledgee,  beneficial  owner or
attorney-in-fact  of  the  shareholder  and,  if  the  corporation   requests,
evidence  acceptable to the corporation of the  signatory's  authority to sign for the  shareholder  has been  presented  with respect to the vote,  consent, waiver, proxy appointment or proxy appointment revocation;
(v)   two or more persons are the  shareholder  as co-tenants  or  fiduciaries and the name signed  purports to be the name of at least one of the co-tenants or  fiduciaries,  and the person signing appears to be acting on behalf of all the co-tenants or fiduciaries; or
(vi)  the acceptance of the vote, consent,  waiver, proxy appointment or proxy appointment  revocation  is otherwise  proper under rules  established  by the corporation that are not inconsistent with this Section 11.
      The  corporation is entitled to reject a vote,  consent,  waiver,  proxy appointment or proxy appointment  revocation if the secretary or other officer or agent  authorized to tabulate votes,  acting in good faith,  has reasonable basis  for  doubt  about  the  validity  of the  signature  on it or about the signatory's authority to sign for the shareholder.

      Neither the  corporation  nor its  officers nor any agent who accepts or rejects  a vote,  consent,  waiver,  proxy  appointment  or proxy  appointment revocation in good faith and in accordance  with the standards of this Section is liable in damages for the consequences of the acceptance or rejection.

Section 12. Informal   Action  by   Shareholders.   Any  action   required  or
permitted to be taken at a meeting of the  shareholders may be taken without a meeting if a written  consent (or  counterparts  thereof)  that sets forth the action  so taken is signed by all of the  shareholders  entitled  to vote with respect to the subject  matter thereof and received by the  corporation.  Such consent  shall  have the same  force  and  effect as a  unanimous  vote of the shareholders  and may be stated as such in any  document.  Action  taken under this  Section 12 is  effective  as of the date the last  writing  necessary to effect the action is received by the  corporation,  unless all of the writings specify a different  effective  date, in which case such  specified date shall be the  effective  date  for  such  action.  If any  shareholder  revokes  his consent as provided for herein prior to what would  otherwise be the effective date,  the action  proposed in the consent  shall be invalid.  The record date for determining  shareholders entitled to take action without a meeting is the date the corporation first receives a writing upon which the action is taken.

      Any  shareholder  who has signed a writing  describing and consenting to action taken  pursuant to this Section 12 may revoke such consent by a writing signed  by  the  shareholder  describing  the  action  and  stating  that  the shareholder's  prior consent  thereto is revoked,  if such writing is received by the corporation before the effectiveness of the action.

Section 13. Meetings  by  Telecommunication.  Any or  all of the  shareholders may  participate  in an annual or  special  shareholders'  meeting  by, or the meeting may be  conducted  through the use of, any means of  communication  by which all persons  participating in the meeting may hear each other during the meeting.  A shareholder  participating in a meeting by this means is deemed to be present in person at the meeting.

ARTICLE III

                              Board of Directors

Section 1.  General  Powers.  All  corporate  powers  shall be exercised by or under the authority of, and the business and affairs of the corporation  shall be managed under the direction of its board of directors,  except as otherwise provided  in the  Delaware  General  Corporation  Law or  the  certificate  of incorporation.

Section 2.  Number,  Qualification  and  Tenure.  The number of the  directors shall be fixed by resolution  of the board of directors  from time to time and may be increased or decreased by resolution  adopted by the board of directors from time to time,  but no decrease in the number of directors  shall have the effect of shortening the term of any incumbent  director.  Directors  shall be natural  persons at least  eighteen years old but need not be residents of the
State of Delaware or shareholders of the  corporation.  The board of directors shall be  elected at the annual  meeting of the  shareholders  or at a special meeting  called  for that  purpose.  Each  director  shall be  elected to hold office until the next annual meeting of shareholders  and until the director's successor is elected and qualified.

Section 3.  Vacancies.  Any director may resign at any time by giving  written notice to the  corporation.  Such  resignation  shall take  effect at the time the notice is received by the corporation  unless the notice specifies a later effective date. Unless otherwise  specified in the notice of resignation,  the corporation's  acceptance of such  resignation  shall not be necessary to make it  effective.  Any  vacancy  on the board of  directors  may be filled by the
affirmative   vote  of  a  majority  of  the  shareholders  or  the  board  of directors.  If the  directors  remaining  in office  constitute  fewer  than a quorum of the board,  the  directors  may fill the vacancy by the  affirmative vote of a majority of all  directors  remaining  in office.  If elected by the directors,  the director shall hold office until the next annual shareholders'
meeting at which directors are elected.  If elected by the  shareholders,  the director  shall  hold  office for the  unexpired  term of his  predecessor  in office;  except  that,  if  the  director's  predecessor  was  elected  by the directors to fill a vacancy,  the director elected by the  shareholders  shall hold  office for the  unexpired  term of the last  predecessor  elected by the shareholders.

Section 4.  Regular  Meetings.  A regular  meeting  of the board of  directors shall be held without  notice  immediately  after and at the same place as the annual  meeting  of  shareholders.  The  boars of  directors  may  provide  by resolution  the time and place,  either  within or outside  Delaware,  for the holding of additional regular meetings without other notice.

Section 5.  Special  Meetings.  Special meetings of the board of directors may be called by or at the request of the chairman of the board,  the president or any two directors.  The person or persons  authorized to call special meetings of the  board  of  directors  may fix any  place,  either  within  or  outside
Delaware,  as the  place  for  holding  any  special  meeting  of the board of directors called by them.

Section 6.  Notice.  Notice  of any  special  meeting  shall be given at least one day prior to the meeting by written notice either personally  delivered or mailed to each director at his business address,  or by notice  transmitted by telegraph,  telex,  electronically transmitted facsimile or other form of wire or  wireless  communication.  If  mailed,  such  notice  shall be deemed to be given and to be  effective  on the earlier of (1) three days after such notice is  deposited  in the United  States mail,  properly  addressed,  with postage prepaid,  or  (ii)  the  date  shown  on the  return  receipt,  if  mailed  by registered or certified mail return receipt  requested.  If notice is given by telex,  electronically  transmitted facsimile or other similar form of wire or wireless  communication,  such  notice  shall be  deemed to be given and to be effective  when sent,  and with  respect to a telegram,  such notice  shall be deemed to be given and to be  effective  when the telegram is delivered to the telegraph  company.  If a  director  has  designated  in  writing  one or more reasonable  addresses  or  facsimile  numbers  for  delivery of notice to him, notice sent by mail, telegraph,  telex,  electronically  transmitted facsimile or other form of wire or  wireless  communication  shall not be deemed to have been given or to be  effective  unless  sent to such  addresses  or  facsimile numbers, as the case may be.

      A director  may waive  notice of a meeting  before or after the time and date of the meeting by a writing  signed by such  director.  Such waiver shall be  delivered  to the  corporation  for  filing  with the  corporate  records.
Further,  a director's  attendance at or participation in a meeting waives any required  notice to him of the meeting unless at the beginning of the meeting, or  promptly  upon his later  arrival,  the  director  objects to holding  the meeting or  transacting  business at the meeting  because of lack of notice or defective  notice and does not  thereafter  vote for or assent to action taken at the  meeting.  Neither the  business to be  transacted  at, nor the purpose of,  any  regular  or  special  meeting  of the  board  of  directors  need be specified in the notice or waiver of notice of such meeting.

Section 7.  Quorum.  A majority of the number of directors  fixed by the board of  directors  pursuant to Section 2 or, if no number is fixed,  a majority of the number in office immediately  before the meeting begins,  shall constitute a quorum  for the  transaction  of  business  at any  meeting  of the board of directors.

      If less than such a majority is present at a meeting,  a majority of the directors  present may adjourn the meeting from time to time  without  further notice, for a period not to exceed thirty days at any one adjournment.

Section 8.  Manner  of  Acting.  The  act of  the  majority  of the  directors present  at a  meeting  at which a quorum is  present  shall be the act of the board of directors.

Section 9.  Compensation.  By  resolution  of  the  board  of  directors,  any director may be paid any one or more of the following:  his expenses,  if any, of attendance  at meetings,  a fixed sum for  attendance  at each  meeting,  a stated salary as director,  or such other  compensation as the corporation and the directory may  reasonably  agree upon. No such payment shall  preclude any director  from serving the  corporation  in any other  capacity and  receiving compensation therefor.

Section 10. Presumption  of  Assent.  A  director  of the  corporation  who is present at a meeting of the board of  directors  or  committee of the board at which  action on any  corporate  matter  is taken  shall be  presumed  to have assented to the action taken unless (1) the director  objects at the beginning of the meeting,  or promptly  upon his arrival,  to the holding of the meeting or the  transaction  of business at the meeting and does not  thereafter  vote for  or  assent  to any  action  taken  at  the  meeting,  (ii)  the  director contemporaneously  requests  that his dissent or abstention as to any specific action taken be entered in the minutes of the  meeting,  or (iii) the director causes written  notice of his dissent or abstention as to any specific  action to be received by the presiding  officer of the meeting before its adjournment or by the  corporation  promptly  after  the  adjournment  of the  meeting.  A director  may dissent to a specific  action at a meeting,  while  assenting to others.  The right to dissent to a specific  action  taken at a meeting of the board of  directors  or a committee  of the board shall not be  available to a director who voted in favor of such action.

Section 11. Committee.  By  resolution  adopted  by  a  majority  of  all  the directors  in office  when the  action is taken,  the board of  directors  may designate from among its members an executive  committee and one or more other committees,  and  appoint  one or more  members of the board of  directors  to serve on them.  To the  extent  provided  in the  resolution,  each  committee shall  have all the  authority  of the board of  directors,  provided  that no committee  shall have any authority  over matters,  which,  under the Delaware
General  Corporation Law, may only be considered by the Board of Directors and not by any committee thereof.

Section 12. Other  Sections.  Sections  4, 5, 6, 7, 8 and 12 of  Article  III,
which govern meetings,  notice, waiver of notice,  quorum, voting requirements and  action  without  a  meeting  of the board of  directors,  shall  apply to committees and their members appointed under this Section 11.

      Neither  designation of any such committee,  the delegation of authority to such committee,  nor any action by such committee pursuant to its authority shall alone  constitute  compliance by any member of the board of directors or a member of the  committee in question with his  responsibility  to conform to the standard of care set forth in Article III, Section 14 of these bylaws.

Section 13. Informal  Action by  Directors.  Any action  required or permitted to be taken at a meeting of the directors or any  committee  designated by the board of  directors  may be taken  without a meeting if a written  consent (or counterparts  thereof) that sets forth the action so taken is signed by all of the  directors  entitled  to vote  with  respect  to the  action  taken.  Such consent  shall  have the same  force  and  effect as a  unanimous  vote of the directors  or  committee  members  and may be stated as such in any  document.
Unless the consent  specifies a different  effective date,  action taken under this  Section 12 is effective  at the time the last  director  signs a writing describing  the action  taken,  unless,  before such time,  any  director  has revoked his consent by a writing  signed by the  director  and received by the president or the secretary of the corporation.

Section 14. Telephonic  Meetings.  The  board  of  directors  may  permit  any directors  (or  any  member  of  a  committee  designated  by  the  board)  to participate  in a regular or special  meeting of the board of  directors  or a committee  thereof through the use of any means of  communication by which all directors  participating  in the  meeting  can  hear  each  other  during  the meeting.  A director  participating  in a meeting in this  manner is deemed to be present in person at the meeting.

Section 15. Standard  of Care.  A  director  shall  perform  his  duties  as a director,  including  without  limitation  his  duties  as  a  member  of  any committee of the board, in good faith,  in a manner he reasonably  believes to be in the best interests of the  corporation,  and with the care an ordinarily
prudent   person   in  a  like   position   would   exercise   under   similar
circumstances.  In  performing  his  duties,  a director  shall be entitled to rely on  information,  opinions,  reports or statements,  including  financial statements  and other  financial  data,  in each case prepared or presented by the persons  herein  designated.  However,  he shall not be  considered  to be acting in good faith if he has  knowledge  concerning  the matter in  question that would cause such  reliance  to be  unwarranted.  A director  shall not be liable  to the  corporation  or its  shareholders  for any  action he takes or omits to take as a director  if, in  connection  with such action or omission, he performs his duties in compliance with this Section 14.

      The  designated  persons on whom a director  is entitled to rely are (1)
one or more  officers  or  employees  of the  corporation  whom  the  director reasonably  believes to be reliable  and  competent  in the matter  presented,
(ii) legal  counsel,  public  accountant,  or other person as to matters which the director  reasonably  believes to be within such person's  professional or expert  competence,  or (iii) a committee  of the board of  directors on which the director does not serve if the director  reasonably believes the committee merits confidence.

ARTICLE IV

                             Officers and Agents

Section 1.  General.  The  officers of the  corporation  shall be a president, one or more vice presidents,  a secretary and a treasurer,  each of whom shall be a natural  person  eighteen  years of age or older.  The board of directors or an officer  or  officers  authorized  by the board may  appoint  such other officers,  assistant officers,  committees and agents, including a chairman of the  board,  assistant  secretaries  and  assistant  treasurers,  as they  may consider  necessary.  The  board  of  directors  or the  officer  or  officers authorized  by the board shall from time to time  determine  the procedure for the appointment of officers,  their term of office, their authority and duties and their  compensation.  One  person  may hold more than one  office.  In all cases where the duties of any officer,  agent or employee  are not  prescribed by the bylaws or by the board of directors,  such  officer,  agent or employee shall follow the orders and instructions of the president of the corporation.

Section 2.  Appointment  and Term of Office.  The officers of the  corporation shall be appointed  by the board of  directors  at each annual  meeting of the board held after each annual meeting of  shareholders.  If the  appointment of officers  is not made at such  meeting  or if an officer  or  officers  are to
appointed   by  another   officer  or  officers  of  the   corporation,   such
appointments  shall be made as soon  thereafter as  conveniently  may be. Each officer  shall  hold  office  until the  first of the  following  occurs:  his successor  shall  have been duly  appointed  and  qualified,  his  death,  his resignation, or his removal in the manner provided in Section 3.

Section 3.  Resignation  and  Removal.  An  officer  may resign at any time by giving written notice of resignation to the  corporation.  The  resignation is effective  when the notice is  received by the  corporation  unless the notice specifies a later effective date.

      Any  officer or agent may be  removed at any time with or without  cause by the board of directors or an officer or officers  authorized  by the board.
Such removal does not affect the contract  rights,  if any, of the corporation or of the person so  removed.  The  appointment  of an officer or agent  shall not in itself create contract rights.

Section 4.  Vacancies.  A vacancy in any  office,  however  occurring,  may be filled by the board of directors,  or by the officer or officers authorized by the board,  for the  unexpired  portion of the  officer's  term. If an officer resigns and his  resignation  is made  effective at a later date, the board of directors,  or officer or  officers  authorized  by the board,  may permit the officer to remain in office until the effective  date and may fill the pending vacancy  before the  effective  date if the board of  directors  or officer or officers  authorized by the board  provide that the  successor  shall not take office until the effective date. In the  alternative,  the board of directors, or officer or officers  authorized by the board of  directors,  may remove the officer  at any time  before  the  effective  date and may fill the  resulting vacancy.

Section 5.  President.  Subject to the direction and  supervision of the board of  directors,  the  president  shall be the chief  executive  officer  of the corporation,  and shall have  general  and active  control of its  affairs and business  and  general  supervision  of its  officers,  agents and  employees.
Unless  otherwise  directed by the board of  directors,  the  president  shall attend  in person or by  substitute  appointed  by him,  or shall  execute  on behalf of the corporation  written  instruments  appointing a proxy or proxies to  represent  the  corporation  at, all meetings of the  stockholders  of any other  corporation in which the corporation  holds any stock. On behalf of the corporation,  the president may in person or by substitute or by proxy execute written  waivers of notice and consents with respect to any such meetings.  At all such meetings and  otherwise,  the president in person or by substitute or proxy,  may vote the stock held by the  corporation,  execute written consents and other  instruments  with  respect to such stock,  and exercise any and all rights and powers  incident to the  ownership  of said  stock,  subject to the instructions,  if any, of the board of  directors.  The  president  shall have custody of the treasurer's bond, if any.

Section 6.  Vice  Presidents.  The vice presidents  shall assist the president and shall  perform such duties as may be assigned to them by the  president or by  the  board  of  directors.  In the  absence  of the  president,  the  vice president,  if any (or,  if more than one,  the vice  presidents  in the order designated  by  the  board  of  directors,  or if  the  board  makes  no  such designation,  the vice president  designated by the  president,  or if neither the board  nor the  president  makes any such  designation,  the  senior  vice president as  determined  by first  election to that  office),  shall have the powers and perform the duties of the president.

Section 7.  Secretary.  The  secretary  shall  (1)  prepare  and  maintain  as permanent  records the minutes of the proceedings of the  shareholders and the board of  directors,  a record of all  actions  taken by the  shareholders  or board of  directors  without a  meeting,  a record of all  actions  taken by a committee  of the board of  directors  in place of the board of  directors  on behalf of the  corporation,  and a record of all waivers of notice of meetings of shareholders and of the board of directors or any committee  thereof,  (ii)
see that all  notices  are duly given in  accordance  with the  provisions  of these  bylaws  and as  required  by  law,  (iii)  serve  as  custodian  of the corporate  records  and of the seal of the  corporation  and affix the seal to all documents  when  authorized  by the board of  directors,  (iv) keep at the corporation's  registered  office  or  principal  place of  business  a record containing the names and addresses of all  shareholders in a form that permits preparation  of a list of  shareholders  arranged by voting group and by class or series of shares  within each voting  group,  that is  alphabetical  within each class or series and that shows the  address  of, and the number of shares of such  class or  series  held by,  each  shareholder,  unless  such a record shall be kept at the office of the corporation's  transfer agent or registrar,
(v) maintain at the corporation's  principal office the originals or copies of the  corporation's  certificate  of  incorporation,  bylaws,  minutes  of  all shareholders'  meetings  and  records  of all  action  taken  by  shareholders without a meeting for the past three years, all written  communications within the past three  years to  shareholders  as a group or the holders of any class or series of shares as a group, a list of the names and business  addresses of the current directors and officers,  a copy of the  corporation's  most recent corporate  report filed with the Secretary of State and  financial  statements showing in reasonable  detail the  corporation's  assets and  liabilities  and results of operations  for the last three years,  (vi) have general  charge of the stock  transfer books of the  corporation,  unless the  corporation  has a transfer agent, (vii) authenticate  records of the corporation,  and (viii) in general,  perform  all duties  incident  to the office of  secretary  and such other  duties as from time to time may be assigned to him by the  president or by the board of  directors.  Assistant  secretaries,  if any,  shall  have the same  duties  and  powers,  subject  to  supervision  by  the  secretary.  The directors  and/or  shareholders  may however  respectively  designate a person other than the  secretary or assistant  secretary to keep the minutes of their respective meetings.

      Any books,  records,  or minutes  of the  corporation  may be in written form or in any form  capable of being  converted  into  written  form within a reasonable time.

Section 8.  Treasurer.   The  treasurer  shall  be  the  principal   financial
officer  of the  corporation,  shall  have the care and  custody of all funds, securities,  evidences  of  indebtedness  and other  personal  property of the corporation and shall deposit the same in accordance with the  instructions of the board of directors.  He shall  receive and give receipts and  acquittances for money  paid in on  account  of the  corporation,  and shall pay out of the corporation's  funds on hand all bills,  payrolls  and other just debts of the corporation  of whatever  nature  upon  maturity.  He shall  perform all other duties  incident  to the  office of the  treasurer  and,  upon  request of the board,  shall  make such  reports  to it as may be  required  at any time.  He shall, if required by the board,  give the corporation a bond in such sums and with such sureties as shall be  satisfactory  to the board,  conditioned  upon the  faithful  performance  of his  duties  and  for  the  restoration  to the corporation  of all  books,  papers,  vouchers,  money and other  property  of whatever  kind  in his  possession  or  under  his  control  belonging  to the corporation.  He shall have such other  powers and perform  such other  duties as may  from  time to time be  prescribed  by the  board of  directors  or the president.  The assistant  treasurers,  if any, shall have the same powers and duties, subject to the supervision of the treasurer.

      The treasurer  keep complete books and records of account as required by the Delaware General  Corporation  Law, prepare and file all local,  state and federal tax returns,  prescribe  and  maintain an adequate  system of internal audit and  prepare  and furnish to the  president  and the board of  directors statements of account  showing the financial  position of the  corporation and the results of its operations.

ARTICLE V

                                    Stock

Section 1.  Certificates.  The  board  of  directors  shall be  authorized  to issue any of its  classes  of shares  with or without  certificates.  The fact that the shares are not  represented by  certificates  shall have no effect on the rights and obligations of  shareholders.  If the shares are represented by certificates,  such shares  shall be  represented  by  consecutively  numbered certificates  signed,  either  manually  or by  facsimile,  in the name of the corporation  by one or more persons  designated by the board of directors.  In case any officer who has signed or whose  facsimile  signature has been placed upon such  certificate  shall  have  ceased  to be such  officer  before  such certificate  is issued,  such  certificate  may  nonetheless  be issued by the corporation  with the same  effect as if he were such  officer  at the date of its  issue.  Certificates  of stock  shall be in such form and  shall  contain such  information  consistent  with law as shall be prescribed by the board of
directors.   If  shares  are  not  represented  by   certificates,   within  a
reasonable  time  following  the  issue  or  transfer  of  such  shares,   the
corporation  shall send the shareholder a complete written statement of all of the information  required to be provided to holders of  uncertificated  shares by the Delaware General Corporation Law.

Section 2.  Consideration for Shares.  Certificated or  uncertificated  shares shall not be issued until the shares  represented  thereby are fully paid. The board of directors  may  authorize  the  issuance of shares for  consideration
consisting  of  any  tangible  or  intangible   property  or  benefit  to  the
corporation,  including cash,  promissory notes,  services  performed or other securities of the  corporation.  Future services shall not constitute  payment or partial  payment for shares of the  corporation.  The promissory  note of a subscriber  or an affiliate of a subscriber  shall not  constitute  payment or partial  payment for shares of the  corporation  unless the note is negotiable and is secured by collateral,  other than the shares being purchased, having a fair market  value at least  equal to the  principal  amount of the note.  The
corporation  may  place  in  escrow  shares  issued  in   consideration  of  a
promissory note, or make other  arrangement to restrict transfer of the shares issued  for any  such  consideration,  and may  credit  the  distributions  in respect of the shares  against the purchase  price until the note is paid,  or the payments are  received.  If the note is not paid,  the shares  escrowed or restricted  or the  distributions  credited may be cancelled in whole or part.
For  purposes  of  this  Section  2,  "promissory  note"  means  a  negotiable instrument on which there is an obligation  to pay  independent  of collateral and does not include a non-recourse note.

Section 3.  Lost  Certificates.  In case of the alleged loss,  destruction  or mutilation  of a certificate  of stock,  the board of directors may direct the issuance of a new  certificate  in lieu thereof upon such terms and conditions in  conformity  with law as the board may  prescribe.  The board of  directors may in its discretion  require an affidavit of lost certificate and/or bond in such form and amount and with such surety as it may determine  before  issuing a new certificate.

Section 4.  Transfer of Shares.  Upon  surrender  to the  corporation  or to a transfer  agent of the  corporation of a certificate of stock duly endorsed or accompanied  by proper  evidence of  succession,  assignment  or  authority to transfer,  and  receipt of such  documentary  stamps as may be required by law and  evidence of  compliance  with all  applicable  securities  laws and other restrictions,  the  corporation  shall issue a new  certificate  to the person entitled  thereto,  and cancel the old  certificate.  Every such  transfer  of stock shall be entered on the stock books of the  corporation,  which shall be kept at its principal  office or by the person and the place designated by the board of directors.

      Except as  otherwise  expressly  provided in Article 11,  Sections 7 and
11, and except for the assertion of dissenters'  rights to the extent provided in the Delaware General  Corporation Law, the corporation shall be entitled to treat the  registered  holder of any  shares of the  corporation  as the owner thereof for all purposes,  and the corporation shall not be bound to recognize any  equitable  or other  claim  to, or  interest  in,  such  shares or rights deriving from such shares on the part of any person other than the  registered holder, including without limitation any purchaser,  assignee or transferee of such shares or rights  deriving from such shares,  unless and until such other person  becomes  the  registered  holder of such  shares,  whether  or not the corporation  shall have either  actual or  constructive  notice of the claimed interest of such other person.

Section 5.  Transfer  Agent,  Registrars and Paving  Agents.  The board may at its discretion appoint one or more transfer agents,  registrars and agents for making payment upon any class of stock,  bond,  debenture or other security of the  corporation.  Such agents and  registrars may be located either within or outside  Delaware.  They  shall  have  such  rights  and  duties  and shall be entitled to such compensation as may be agreed.

ARTICLE VI

                      Indemnification of Certain Persons

      Section 1...General  Indemnification.  The  provisions  of this  Article
VI and  Article  VII shall apply  except to the extent  inconsistent  with the terms of the  corporation's  certificate  of  incorporation.  For  purposes of
Article  VI, a "Proper  Person"  means any  person who was or is a party or is threatened  to be  made a  party  to any  threatened,  pending,  or  completed action,  suit  or  proceeding,  whether  civil,  criminal,  administrative  or investigative,  and whether formal or informal,  by reason of the fact that he
is  or  was  a  director,  officer,  employee,   fiduciary  or  agent  of  the
corporation,  or is or was  serving  at the  request of the  corporation  as a director,  officer,  partner,  trustee,  employee,  fiduciary  or agent of any foreign or domestic  profit or nonprofit  corporation  or of any  partnership, joint venture, trust, profit or nonprofit unincorporated association,  limited
liability  company,   or  other  enterprise  or  employee  benefit  plan.  The
corporation  shall  indemnify any Proper Person  against  reasonably  incurred expenses (including attorneys' fees), judgments,  penalties,  fines (including any excise tax assessed with respect to an employee  benefit plan) and amounts paid in settlement  reasonably incurred by him in connection with such action, suit or  proceeding  if it is  determined by the groups set forth in Section 4 of  this  Article  that  he  conducted  himself  in  good  faith  and  that he reasonably  believed (1) in the case of conduct in his official  capacity with the corporation,  that his conduct was in the corporation's best interests, or
(ii) in all other  cases  (except  criminal  cases),  that his  conduct was at least not opposed to the  corporation's  best interests,  or (iii) in the case of any criminal  proceeding,  that he had no  reasonable  cause to believe his conduct  was  unlawful.  A Proper  Person  will be  deemed to be acting in his official  capacity while acting as a director,  officer,  employee or agent on behalf of this corporation and not while acting on this  corporation's  behalf for some other entity.

      No  indemnification  shall be made  under  this  Article  VI to a Proper
Person  with  respect  to any  claim,  issue or  matter in  connection  with a proceeding by or in the right of a corporation  in which the Proper Person was adjudged  liable  to the  corporation  or in  connection  with any  proceeding charging that the Proper Person derived an improper personal benefit,  whether or not  involving  action in an official  capacity,  in which he was  adjudged liable on the basis that he derived an  improper  personal  benefit.  Further, indemnification  under this Section in connection with a proceeding brought by or in the right of the  corporation  shall be limited to reasonable  expenses, including attorneys' fees, incurred in connection with the proceeding.

Section 1.  Right to  Indemnification.  The  corporation  shall  indemnify any
Proper  Person  who was wholly  successful,  on the  merits or  otherwise,  in defense of any action,  suit,  or  proceeding  as to which he was  entitled to
indemnification   under  Section  1  of  this  Article  VI  against   expenses
(including  attorneys' fees) reasonably incurred by him in connection with the proceeding  without the necessity of any action by the corporation  other than the determination in good faith that the defense has been wholly successful.

Section 2.  Effect of  Termination of Action.  The  termination of any action, suit or proceeding by judgment,  order,  settlement or  conviction,  or upon a plea of nolo  contendere  or its  equivalent  shall  not of  itself  create  a
presumption  that  the  person  seeking   indemnification  did  not  meet  the
standards  of conduct  described  in Section 1 of this  Article  VI.  Entry of judgment  by  consent  as  part  of  a  settlement  shall  not  be  deemed  an adjudication of liability, as described in Section 2 of this Article VI.

Section 3.  Groups Authorized to Make  Indemnification  Determination.  Except
where  there is a right to  indemnification  as set forth in Section 1 or 2 of this Article or where  indemnification is ordered by a court in Section 5, any indemnification  shall be made by the  corporation  only as  authorized in the specific case upon a determination by a proper group that  indemnification  of the Proper Person is permissible  under the  circumstances  because he has met the  applicable  standards of conduct set forth in Section 1 of this  Article.
This determination  shall be made by the board of directors by a majority vote of those  present  at a meeting  at which a quorum is  present,  which  quorum shall  consist of directors  not parties to the  proceeding  ("Quorum").  If a
Quorum cannot be obtained,  the determination shall be made by a majority vote of a  committee  of the board of  directors  not  parties  to the  proceeding, except that  directors who are parties to the  proceeding  may  participate in the  designation of directors for the  committee.  If a Quorum of the board of directors cannot be obtained and the committee cannot be established,  or even if a Quorum is obtained or the committee is  designated  and a majority of the directors  constituting such Quorum or committee so directs, the determination shall  be made by (1)  independent  legal  counsel  selected  by a vote of the board of  directors or the  committee in the manner  specified in this Section
4, or, if a Quorum of the full board of  directors  cannot be  obtained  and a committee  cannot be established,  by independent  legal counsel selected by a majority  vote of the full board  (including  directors who are parties to the action) or (ii) a vote of the shareholders.

Section 4.  Court-Ordered  Indemnification.  Any  Proper  Person may apply for indemnification  to the court conducting the proceeding or to another court of competent  jurisdiction for mandatory  indemnification under Section 2 of this
Article,  including indemnification for reasonable expenses incurred to obtain court-ordered  indemnification.  If the  court  determines  that  such  Proper
Person is fairly and  reasonably  entitled to  indemnification  in view of all the  relevant  circumstances,  whether or not he met the  standards of conduct set  forth  in  Section  1 of  this  Article  or was  adjudged  liable  in the proceeding,  the court  may  order  such  indemnification  as the court  deems
proper  except  that  if  the  Proper   Person  has  been   adjudged   liable,
indemnification   shall  be  limited  to  reasonable   expenses   incurred  in
connection  with the  proceeding and  reasonable  expenses  incurred to obtain court-ordered indemnification.

Section 5.  Advance of Expenses.  Reasonable  expenses  (including  attorneys'
fees)  incurred in defending  an action,  suit or  proceeding  as described in
Section 1 may be paid by the  corporation  to any Proper  Person in advance of the final  disposition of such action,  suit or proceeding upon receipt of (1)
a written  affirmation  of such Proper  Person's good faith belief that he has met the standards of conduct  prescribed by Section 1 of this Article VI, (ii)
a written  undertaking,  executed personally or on the Proper Person's behalf, to repay such  advances if it is  ultimately  determined  that he did not meet the  prescribed  standards of conduct (the  undertaking  shall be an unlimited general  obligation  of the Proper  Person but need not be secured  and may be accepted without reference to financial ability to make repayment),  and (iii)
a  determination  is made by the proper  group (as  described  in Section 4 of this  Article VI) that the facts as then known to the group would not preclude indemnification.  Determination  and  authorization  of payments shall be made in the same manner specified in Section 4 of this Article VI.

ARTICLE VII

                            Provision of Insurance

      By action of the board of  directors,  notwithstanding  any  interest of the  directors  in the action,  the  corporation  may  purchase  and  maintain insurance,  in  such  scope  and  amounts  as the  board  of  directors  deems appropriate,  on  behalf  of any  person  who is or was a  director,  officer, employee,  fiduciary or agent of the  corporation,  or who,  while a director, officer,  employee,  fiduciary or agent of the corporation,  is or was serving at the request of the corporation as a director,  officer,  partner,  trustee, employee,  fiduciary or agent of any other foreign or domestic  corporation or of any partnership,  joint venture, trust, profit or nonprofit  unincorporated association,  limited  liability  company  or  other  enterprise  or  employee benefit plan, against any liability  asserted against,  or incurred by, him in that  capacity  or  arising  out of his  status  as such,  whether  or not the corporation  would have the power to  indemnify  him  against  such  liability under the  provisions of Article VI or applicable  law. Any such insurance may be procured  from any insurance  company  designated by the board of directors of the  corporation,  whether such insurance  company is formed under the laws of  Delaware  or any other  jurisdiction  of the United  States or  elsewhere, including  any  insurance  company  in which  the  corporation  has an  equity interest or any other interest, through stock ownership or otherwise.

ARTICLE VIII......

                                Miscellaneous

Section 1.  Seal. The corporate seal of the  corporation  shall be circular in form and shall  contain  the name of the  corporation  and such other words as shall be required by law.

Section 2.  Fiscal  Year.  The  fiscal  year of the  corporation  shall  be as established by the board of directors.

Section 3.  Amendments.  The  board of  directors  shall  have  power,  to the maximum extent  permitted by the Delaware  General  Corporation  Law, to make, amend and  repeal  the  bylaws of the  corporation  at any  regular or special meeting  of  the  board  unless  the  shareholders,  in  making,  amending  or repealing a particular  bylaw,  expressly  provide that the  directors may not amend or repeal  such by law.  The  shareholders  also shall have the power to make,  amend or repeal the bylaws of the  corporation at any annual meeting or at any special meeting called for that purpose.

Section 4.  Gender.  The masculine  gender is used in these bylaws as a matter of  convenience  only and shall be  interpreted  to include the  feminine  and neuter genders as the circumstances indicate.

Section 5.  Conflicts.  In the event of any  irreconcilable  conflict  between these bylaws and either the  corporation's  certificate  of  incorporation  or applicable law, the latter shall control.

Section 6.  Definitions.  Except as otherwise  specifically  provided in these bylaws,  all terms used in these bylaws shall have the same  definition  as in the Delaware General Corporation Law.

Annex F

                              MEDIX RESOURCES, INC.

                            2003 STOCK INCENTIVE PLAN

     1. Purposes.  This 2003 Stock Incentive Plan (the "Program") is intended to secure for Medix Resources,  Inc. (the  "Corporation"),  its direct and indirect present and future  subsidiaries,  including without limitation any entity which the Corporation  reasonably expects to become a subsidiary (the "Subsidiaries"), and its  shareholders,  the benefits arising from ownership of the Corporation's common stock, par value $.001 per share (the "Common Stock"),  by those selected directors,  officers,  key employees and  consultants of the Corporation and the
Subsidiaries who are most responsible for future growth. The Program is designed to help attract and retain  superior  individuals  for positions of  substantial responsibility  with the Corporation and the  Subsidiaries  and to provide these persons  with an  additional  incentive  to  contribute  to the  success  of the
Corporation and the Subsidiaries.

     2. Elements of the Program.  In order to maintain  flexibility in the award of  benefits,  the Program is  comprised  of four parts -- the  Incentive  Stock
Incentive  Plan  ("Incentive  Plan"),  the  Supplemental  Stock  Incentive  Plan
("Supplemental  Plan"), the Stock Appreciation  Rights Plan ("SAR Plan") and the
Performance Share Plan ("Performance Share Plan"). Copies of the Incentive Plan,
Supplemental  Plan, SAR Plan,  Performance Share Plan and Non-Employee  Director
Stock  Incentive  Plan are  attached  hereto  as Parts  I,  II,  III,  IV and V, respectively.  Each such  plan is  referred  to herein as a "Plan"  and all such plans are collectively referred to herein as the "Plans." The term "Plans" shall also refer to the Program in its entirety, including the General Provisions. The grant of an option or other award under one of the Plans shall not be  construed to prohibit the grant of an option or other award under any of the other Plans.

     3.   Applicability  of  General   Provisions.   Unless  any  of  the  Plans
specifically  indicates  to the  contrary,  all Plans  shall be  subject  to the general  provisions  of the Program  set forth below under the heading  "General
Provisions of the Stock Incentive Plan" (the "General Provisions").

                 GENERAL PROVISIONS OF THE STOCK INCENTIVE PLAN

     Article 1. Administration.  The Plans shall be administered by the Board of
Directors of the  Corporation  (the "Board" or the "Board of  Directors") or any
duly   created   committee   appointed   by  the  Board  and  charged  with  the
administration  of the Plans.  To the extent  required  in order to satisfy  the requirements of Section 162(m) of the Internal  Revenue Code of 1986, as amended
(the "Code"),  such committee  shall consist  solely of "Outside  Directors" (as defined  herein).  The Board,  or any duly appointed  committee,  when acting to administer the Plans, is referred to as the "Plan Administrator".  Any action of the  Plan  Administrator  shall be taken by  majority  vote at a  meeting  or by
unanimous   written  consent  of  all  members   without  a  meeting.   No  Plan
Administrator or member of the Board of the Corporation  shall be liable for any action or  determination  made in good faith  with  respect to the Plans or with respect to any option or other award granted pursuant to the Plans. For purposes of the Plans, the term "Outside Director" shall mean a director who (a) is not a current  employee of the  Corporation or the  Subsidiaries;  (b) is not a former employee of the Corporation or the  Subsidiaries  who receives  compensation for prior  services  (other than benefits  under a  tax-qualified  retirement  plan)
during  the  then  current  taxable  year;  (c) has not been an  officer  of the
Corporation or the Subsidiaries;  and (d) does not receive  remuneration  (which shall be deemed to include any payment in exchange for goods or  services)  from the  Corporation or the  Subsidiaries,  either  directly or  indirectly,  in any capacity  other than as a director,  except as  otherwise  permitted  under Code
Section 162(m) and the regulations thereunder.

     Article 2. Authority of Plan Administrator. Subject to the other provisions
of  this  Program,   and  with  a  view  to  effecting  its  purpose,  the  Plan
Administrator shall have the authority: (a) to construe and interpret the Plans;
(b) to define the terms used herein;  (c) to prescribe,  amend and rescind rules and  regulations  relating to the Plans;  (d) to  determine  the persons to whom options, stock appreciation rights and performance shares shall be granted under the  Plans;  (e) to  determine  the  time  or  times  at  which  options,  stock appreciation rights and performance shares shall be granted under the Plans; (f)
to determine  the number of shares  subject to any option or stock  appreciation right  under the Plans and the  number of shares to be  awarded  as  performance shares  under the Plans as well as the option  price,  and the  duration of each option,  stock appreciation right and performance share, and any other terms and conditions of options, stock appreciation rights and performance shares; and (g)
to make any other  determinations  necessary or advisable for the administration of the Plans and to do everything  necessary or  appropriate  to administer  the
Plans.  All  decisions,  determinations  and  interpretations  made by the  Plan
Administrator  shall be binding and conclusive on all  participants in the Plans and on their legal representatives, heirs and beneficiaries.

     Article 3.  Maximum  Number of Shares  Subject to the  Plans.  The  maximum aggregate  number of shares  issuable  pursuant to the Plans shall be [_______]1 shares of Common  Stock.  No one person  participating  in the Plans may receive options or other  awards for more than  750,0002  shares of Common  Stock in any calendar  year.  All such  shares may be issued  under any of the Plans which is part of the Program.  If any of the options (including  incentive stock options)
or stock appreciation rights granted under the Plans expire or terminate for any reason before they have been exercised in full,  the unissued  shares subject to those expired or terminated options and/or stock appreciation rights shall again be  available  for  purposes  of  the  Program.  If the  performance  objectives associated with the grant of any performance  shares are not achieved within the specified  performance  objective  period  or if  the  performance  share  grant terminates for any reason before the  performance  objective  date arrives,  the shares of Common Stock  associated with such  performance  shares shall again be available  for the purposes of the Plans.  Any shares of Common Stock  delivered pursuant  to the Plans  may  consist,  in whole or in part,  of  authorized  and unissued shares or treasury shares.

     Article  4.  Eligibility  and  Participation.   All  directors   (including
non-employee directors),  officers, employees and consultants of the Corporation and the Subsidiaries shall be eligible to participate in the Plans,  except that only employees  shall be eligible to participate in the Incentive Plan. The term
"employee" shall include any person who has agreed to become an employee and the term  "consultant"  shall  include  any  person  who  has  agreed  to  become  a consultant.

     Article 5. Effective Date and Term of the Program. The Program shall become effective  immediately upon approval of the Program by the Board of Directors of the  Corporation,  subject to approval of the Program by the shareholders of the
Corporation  within  twelve  months after the date of approval of the Program by the Board of Directors.  The Program shall  continue in effect for a term of ten years  from the date that the  Program  is  adopted  by the Board of  Directors, unless sooner terminated by the Board of Directors of the Corporation.

     Article 6. Adjustments.  In the event that the outstanding shares of Common
Stock of the Corporation  are hereafter  increased,  decreased,  changed into or exchanged for a different number or kind of shares or securities through merger,
consolidation,   combination,   exchange   of  shares,   other   reorganization,
recapitalization, reclassification, stock dividend, stock split or reverse stock split (an "Adjustment Event"), an appropriate and proportionate adjustment shall be made by the Plan Administrator in the maximum number and kind of shares as to which options,  stock appreciation  rights and performance shares may be granted under the Plans A corresponding adjustment changing the number or kind of shares allocated to unexercised  options,  stock  appreciation  rights and  performance shares,  or portions  thereof,  which shall have been granted  prior to any such
Adjustment  Event shall  likewise be made.  Any such  adjustment in  outstanding options  or stock  appreciation  rights  shall  be made  without  change  in the aggregate purchase price applicable to the unexercised  portion of the option or stock  appreciation  right but with a corresponding  adjustment in the price for each  share  or  other  unit of any  security  covered  by the  option  or stock appreciation  right.  In making any  adjustment  pursuant to this Article 6, any fractional shares shall be disregarded.

     Article 7. Termination and Amendment of Plans and Awards. No options, stock appreciation  rights or  performance  shares  shall be granted  under any of the
Plans after the termination of such Plan. The Plan Administrator may at any time amend or  revise  the terms of any of the  Plans or of any  outstanding  option, stock appreciation right or performance share issued under such Plan,  provided, however,  that  (a) any  shareholder  approval  required  by  applicable  law or regulation  (including  without  limitation  Section  422 of the Code)  shall be obtained and (b) no amendment,  suspension or termination of any of the Plans or of any outstanding option,  stock appreciation right or performance share shall, without the consent of the person who has  received  such option or other award, impair any of that  person's  rights or  obligations  under such option or other award.

     Article 8. Privileges of Stock Ownership.  Notwithstanding  the exercise of any option granted  pursuant to the terms of the Plans or the achievement of any performance objective specified in any performance share granted pursuant to the terms of the  Performance  Share Plan, no person shall have any of the rights or privileges of a shareholder of the Corporation in respect of any shares of stock issuable  upon the  exercise of his or her option or  achievement  of his or her performance objective until certificates representing the shares of Common Stock covered thereby have been issued and delivered.  No adjustment shall be made for dividends or any other  distributions  for which the record date is prior to the date on which any stock certificate is issued pursuant to the Plans.

     Article 9.  Reservation  of Shares of Common Stock.  During the term of the
Program,  the  Corporation  will at all times  reserve and keep  available  such number of shares of its  Common  Stock as shall be  sufficient  to  satisfy  the requirements of the Program.

     Article 10. Tax Withholding. The exercise of any option, stock appreciation right or performance  share is subject to the condition that, if at any time the
Corporation  shall  determine,  in its  discretion,  that  the  satisfaction  of withholding tax or other withholding  liabilities under any state or federal law is  necessary  or  desirable  as a condition  of, or in  connection  with,  such exercise or the delivery or purchase of shares pursuant  thereto,  then, in such event, the exercise of the option, stock appreciation right or performance share or the  elimination  of the risk of  forfeiture  relating  thereto  shall not be effective unless such  withholding tax or other  withholding  liabilities  shall have been satisfied in a manner acceptable to the Corporation.

     Article 11. Employment; Service as a Director or Consultant. Nothing in the
Program gives to any person any right to continued employment by the Corporation or the  Subsidiaries or to continued  service as a director or consultant of the
Corporation  or  the  Subsidiaries  or  limits  in  any  way  the  right  of the
Corporation or the  Subsidiaries  at any time to terminate or alter the terms of that employment or service.

     Article  12.  Investment  Letter;   Lock-Up   Agreement;   Restrictions  on
Obligation of the  Corporation  to Issue  Securities;  Restrictive  Legend.  Any
person   acquiring  or  receiving  Common  Stock  or  other  securities  of  the
Corporation  pursuant to the Plans,  as a condition  precedent to receiving  the shares  of  Common  Stock  or  other  securities,  may be  required  by the Plan
Administrator  to submit a letter to the Corporation (a) stating that the shares of Common Stock or other  securities  are being  acquired for investment and not with a view to the  distribution  thereof  and (b)  providing  other  assurances determined by the  Corporation to be necessary or appropriate in order to assure that the  issuance  of such  shares is  exempt  from any  applicable  securities registration  requirements.  The  Corporation  shall not be obligated to sell or issue any  shares  of Common  Stock or other  securities  pursuant  to the Plans unless, on the date of sale and issuance thereof,  the shares of Common Stock or other  securities  are either  registered  under the  Securities Act of 1933, as amended,  and all applicable state securities laws, or exempt from  registration thereunder.  All shares of Common Stock and other securities  issued pursuant to the Plans shall, if determined to be necessary by the Plan Administrator, bear a restrictive legend  summarizing any restrictions on  transferability  applicable thereto, including those imposed by federal and state securities laws.

     Article 13. Covenant Against Competition. The Plan Administrator shall have the  right to  condition  the award to an  employee  of the  Corporation  or the
Subsidiaries of any option,  stock appreciation right or performance share under the Plans upon the  recipient's  execution and delivery to the Corporation of an agreement not to compete with the  Corporation and its  Subsidiaries  during the recipient's  employment and for such period thereafter as shall be determined by the Plan  Administrator.  Such covenant against  competition  shall be in a form satisfactory to the Plan Administrator.

     Article 14. Rights Upon Termination of Employment,  Service as a Consultant
or Service as a Director.  Notwithstanding any other provision of the Plans, any benefit  granted to an  individual  who has agreed to become an employee  of, or consultant to, the  Corporation or any Subsidiary or to become an employee of or consultant to any entity which the  Corporation  reasonably  expects to become a
Subsidiary, shall immediately terminate if the Plan Administrator determines, in its sole  discretion,  that such person or entity,  as the case may be, will not become such  employee,  consultant or  Subsidiary.  If a recipient  ceases to be employed  by  or  to  provide  services  as a  consultant  or  director  to  the
Corporation  or any  Subsidiary,  or a corporation  or a parent or subsidiary of such  corporation  issuing or assuming a stock option in a transaction  to which
Section 424(a) of the Code applies:

          (a)  because of  termination  by the Company or a  Subsidiary  without cause, all options and stock appreciation  rights may be exercised,  to the extent exercisable on the date of termination, until 90 days after the date on which the employment or service  terminated,  but in any event not later than  the date on which  the  option  or  stock  appreciation  right  would otherwise terminate pursuant to the Plans, and all Naked Rights (as defined in  the  Stock  Appreciation  Rights  Plan)  not  payable  on the  date  of
     termination  and  all  performance   share  awards  still  subject  to  the
     achievement of performance objectives shall terminate immediately;

          (b) because of  termination  by the Company or a Subsidiary for cause, all options and other  awards shall lapse  immediately  on the date of such termination;

          (c) because of voluntary termination at the election of the recipient, all options and stock appreciation  rights may be exercised,  to the extent exercisable  on the date of  termination,  until 30 days  after the date on which the employment or service terminated, but in any event not later than the date on which the option or stock  appreciation  right would  otherwise terminate  pursuant to the Plans,  and all Naked  Rights (as defined in the
     Stock Appreciation  Rights Plan) not payable on the date of termination and
     all   performance   share  awards  still  subject  to  the  achievement  of
     performance objectives shall terminate immediately; and

          (d) because of death or disability, all options and stock appreciation rights  may be  exercised,  to  the  extent  exercisable  on  the  date  of termination,  until twelve months after the date on which the employment or service  terminated,  but in any event not later than the date on which the option or stock  appreciation  right would otherwise  terminate pursuant to the Plans, and all other awards (including all Naked Rights and performance shares still subject to the  achievement of performance  objectives)  shall terminate immediately.

No exercise permitted by this Article 14 shall entitle an optionee or his or her personal  representative,  executor or  administrator to exercise any portion of any option or stock appreciation right beyond the extent to which such option or stock appreciation right is exercisable  pursuant to the Program on the date the recipient's employment or service terminates.

     Article 15. Non-Transferability. Options and other awards granted under the
Plans may not be sold,  pledged,  assigned or  transferred  in any manner by the recipient  otherwise than by will or by the laws of descent and distribution and shall be exercisable (a) during the  recipient's  lifetime only by the recipient
and  (b)  after  the  recipient's  death  only  by  the  recipient's   executor,
administrator  or  personal  representative,  provided,  however,  that the Plan
Administrator may permit the recipient of a supplemental option granted pursuant to Part II of the  Program to  transfer  such  options  to a family  member or a trust,  limited  liability  company or  partnership  created  for the benefit of family  members,  subject to such  conditions  as the Plan  Administrator  shall determine to be appropriate.  In the case of such a transfer,  the  transferee's rights  and  obligations  with  respect  to  the  applicable  options  shall  be determined  by  reference  to the  recipient  and  the  recipient's  rights  and obligations  with respect to the  applicable  options had no transfer been made.
The recipient shall remain obligated pursuant to Articles 10 and 12 hereunder if required by applicable law.

     Article 16. Change in Control.3 All options  granted  pursuant to the Plans shall become fully exercisable upon the occurrence of a Change in Control Event.
As used in the  Plans,  a  "Change  in  Control  Event"  shall be deemed to have occurred if any of the following events occur:

          (a) the consummation of any consolidation or merger of the Corporation in which the Corporation is not the continuing or surviving  corporation or pursuant to which shares of the Common Stock would be converted  into cash, securities or other property, other than (i) a merger of the Corporation in which the holders of the shares of Common  Stock  immediately  prior to the merger  own  more  than  fifty  percent  (50%) of the  common  stock of the surviving corporation immediately after the merger; or

          (b) the  consummation of any sale,  lease,  exchange or other transfer
     (in one  transaction  or a  series  of  related  transactions)  of all,  or substantially  all,  of the  assets  of the  Corporation,  other  than to a subsidiary or affiliate; or

          (c) an approval by the  shareholders of the Corporation of any plan or proposal for the liquidation or dissolution of the Corporation; or

          (d) any action  pursuant  to which any person (as such term is defined in Section 13(d) of the Exchange  Act),  corporation or other entity (other than any person  who owns more than ten  percent  (10%) of the  outstanding
     Common  Stock on the  date of  adoption  of this  Program  by the  Board of
     Directors, the Corporation or any benefit plan sponsored by the Corporation or any of its  subsidiaries)  shall become the "beneficial  owner" (as such term is  defined  in Rule  13d-3  under  the  Exchange  Act),  directly  or indirectly,  of shares of capital stock  entitled to vote generally for the election of directors of the Corporation ("Voting Securities") representing more  than  fifty  (50%)  percent  of  the  combined  voting  power  of the
     Corporation's then outstanding Voting Securities (calculated as provided in
     Rule  13d-3(d)  in the case of  rights  to  acquire  any such  securities), unless,  prior to such person so becoming such beneficial  owner, the Board shall  determine that such person so becoming such  beneficial  owner shall not constitute a Change in Control.

     Article 17.  Merger or Asset Sale.  For purposes of the Plans,  a merger or consolidation  which  would  constitute  a Change in Control  Event  pursuant to
Article 16 and a sale of assets which would constitute a Change in Control Event pursuant to Article 16 are  hereinafter  referred to as "Article 17 Events".  In the event of an Article 17 Event, each outstanding option shall be assumed or an equivalent benefit shall be substituted by the entity determined by the Board of
Directors of the Corporation to be the successor  corporation.  However,  in the event that any such successor corporation does not agree in writing, at least 15 days prior to the anticipated  date of consummation of such Article 17 Event, to assume or so  substitute  each such  option,  then each option not so assumed or substituted  shall be deemed to be fully vested and exercisable 15 days prior to the  anticipated  date of consummation of such Article 17 Event. If an option is not so assumed or subject to such  substitution,  the Plan  Administrator  shall notify the holder  thereof in writing or  electronically  that (a) such holder's option shall be fully exercisable until immediately prior to the consummation of such  Article 17 Event and (b) such  holder's  option shall  terminate  upon the consummation  of such  Article 17 Event.  For  purposes  of this  Article 17, an option shall be considered assumed if, following  consummation of the applicable
Article 17 Event, the option confers the right to purchase or receive,  for each
share  of  Common  Stock  subject  to  the  option   immediately  prior  to  the
consummation of such Article 17 Event, the consideration (whether stock, cash or other  securities  or property)  received in such Article 17 Event by holders of
Common Stock for each share of Common Stock held on the  effective  date of such
Article  17 Event  (and,  if  holders  of Common  Stock are  offered a choice of consideration,  the type of consideration chosen by the holders of a majority of the  outstanding  shares  of  Common  Stock);  provided,  however,  that if such consideration  received in such  Article 17 Event is not solely  common stock of such successor,  the Plan  Administrator may, with the consent of such successor corporation,  provide for the  consideration  to be received in connection  with such option to be solely  common  stock of such  successor  equal in fair market value to the per share consideration  received by holders of Common Stock in the
Article 17 Event.

     Article 18. Method of Exercise. Any optionee may exercise his or her option from time to time by giving  written  notice  thereof to the  Corporation at its principal office together with payment in full for the shares of Common Stock to be  purchased.  The  date of such  exercise  shall  be the  date  on  which  the
Corporation  receives such notice.  Such notice shall state the number of shares to be purchased. The purchase price of any shares purchased upon the exercise of any option  granted  pursuant  to the Plans shall be paid in full at the time of exercise of the option by certified or bank cashier's check payable to the order of the  Corporation  or, if  permitted by the Plan  Administrator,  by shares of
Common Stock, provided that such shares have been owned by the optionee for more than six months on the date of surrender to the Corporation, or by a combination of a check and shares of Common Stock. The Plan  Administrator  may, in its sole discretion,  permit an optionee to make "cashless exercise" arrangements, to the extent  permitted by  applicable  law, and may require  optionees to utilize the services of a single  broker  selected by the Plan  Administrator  in connection with any cashless exercise. No option may be exercised for a fraction of a share of Common Stock.  If any portion of the purchase  price is paid in shares Common
Stock,  those  shares  shall  be  valued  at their  then  Fair  Market  Value as determined  by the  Plan  Administrator  in  accordance  with  Section  4 of the
Incentive Plan.

     Article 19. Ten-Year  Limitations.  Notwithstanding  any other provision of the Plans,  (a) no option or other  award may be granted  pursuant  to the Plans more than ten years after the date on which the Plans were  adopted by the Board of Directors and (b) any option or award  granted under the Plans shall,  by its terms, not be exercisable more than ten years after the date of grant.

     Article  20.  Sunday  or  Holiday.  In the  event  that  the  time  for the performance  of any  action or the  giving of any notice is called for under the
Plans within a period of time which ends or falls on a Sunday or legal  holiday, such period shall be deemed to end or fall on the next day following such Sunday or legal holiday which is not a Sunday or legal holiday.

     Article 21.  Applicable  Option  Plan.  In the event that a stock option is granted  pursuant  to the Program  and the Plan  Administrator  does not specify whether  such  option has been  granted  pursuant to the  Incentive  Plan or the
Supplemental  Plan,  such option  shall be deemed to be granted  pursuant to the
Supplemental Plan.

                                     PART I

                         INCENTIVE STOCK INCENTIVE PLAN

     The following provisions shall apply with respect to options granted by the
Plan Administrator pursuant to Part I of the Program:

     Section 1. General.  This Incentive Stock Incentive Plan ("Incentive Plan")
is Part I of the  Corporation's  Program.  The Corporation  intends that options granted  pursuant to the  provisions of the Incentive Plan will qualify and will be identified as "incentive  stock options" within the meaning of Section 422 of the Code. Unless any provision herein indicates to the contrary,  this Incentive
Plan shall be subject to the General Provisions of the Program.

     Section 2. Terms and Conditions. The Plan Administrator may grant incentive stock options to purchase Common Stock to any employee of the Corporation or its
Subsidiaries.  The terms and  conditions of options  granted under the Incentive
Plan  may  differ  from one  another  as the Plan  Administrator  shall,  in its discretion,  determine,  as long as all options granted under the Incentive Plan satisfy the requirements of the Incentive Plan.

     Section 3.  Duration  of  Options.  Each  option and all rights  thereunder granted  pursuant to the terms of the  Incentive  Plan shall  expire on the date determined by the Plan  Administrator,  but in no event shall any option granted under the Incentive  Plan expire later than ten years from the date on which the option is granted.  Notwithstanding the foregoing,  any option granted under the
Incentive Plan to any person who owns more than 10% of the combined voting power of all classes of stock of the  Corporation  or any  Subsidiary  shall expire no later than five years from the date on which the option is granted.

     Section 4.  Purchase  Price.  The option  price with  respect to any option granted  pursuant to the  Incentive  Plan shall not be less than the Fair Market
Value of the  shares on the date of the  grant of the  option;  except  that the option price with respect to any option  granted  pursuant to the Incentive Plan to any person who owns more than 10% of the combined voting power of all classes of stock of the Corporation shall not be less than 110% of the Fair Market Value of the shares on the date the option is granted.  For purposes of the Plans, the phrase "Fair Market  Value" shall mean the fair market value of the Common Stock on the date of grant of an option or other  relevant  date.  If on such date the
Common Stock is listed on the American  Stock Exchange or another stock exchange or is quoted on the automated  quotation system of Nasdaq, the Fair Market Value shall be the closing sale price (or if such price is unavailable, the average of the high bid  price and the low asked  price)  of a share  Common  Stock on such date. If no such closing sale price or bid and asked prices are  available,  the
Fair Market Value shall be determined in good faith by the Plan Administrator in accordance with generally accepted  valuation  principles and such other factors as the Plan Administrator reasonably deems relevant.

     Section 5. Maximum  Amount of Options in Any Calendar  Year.  The aggregate
Fair  Market  Value  (determined  as of the time the option is  granted)  of the
Common Stock with respect to which  incentive  stock options are exercisable for the first time by any employee  during any calendar year (under the terms of the
Incentive Plan and all incentive  Stock  Incentive  Plans of the Corporation and the Subsidiaries) shall not exceed $100,000.

     Section 6.  Exercise  of  Options.  Unless  otherwise  provided by the Plan
Administrator  at the time of grant or unless  the  installment  provisions  set forth herein are subsequently  accelerated pursuant to the General Provisions of the Program or  otherwise by the Plan  Administrator  with respect to any one or more previously  granted options,  incentive stock options may only be exercised to the following extent during the following periods of time:

                                                   Maximum Percentage of
                                                     Shares Covered by
                                                    Option Which May be
              During                                      Purchased
              ------                          --------------------------------

     First 12 months after grant                        0
     First 24 months after grant                       25%
     First 36 months after grant                       50%
     First 48 months after grant                       75%
     Beyond 48 months after grant                     100%4

     Section 7. Failure to Satisfy Applicable  Requirements.  To the extent that an option  intended to be granted  pursuant to the  provisions of this Incentive
Plan fails to satisfy one or more  requirements of this Incentive Plan, it shall be deemed to be a supplemental stock option granted pursuant to the Supplemental
Plan set forth as Part II of the Program.

                                     PART II

                        SUPPLEMENTAL STOCK INCENTIVE PLAN

     The following provisions shall apply with respect to options granted by the
Plan Administrator pursuant to Part II of the Program:

     Section 1. General.  This Supplemental Stock Incentive Plan  ("Supplemental
Plan") is Part II of the Corporation's  Program.  Any option granted pursuant to this  Supplemental  Plan shall not be an  incentive  stock  option as defined in
Section 422 of the Code.  Unless any provision herein indicates to the contrary, this  Supplemental  Plan  shall be  subject  to the  General  Provisions  of the
Program.

     Section  2.  Terms  and  Conditions.   The  Plan  Administrator  may  grant
supplemental stock options to any person eligible under Article 4 of the General
Provisions.  The terms and conditions of options granted under this Supplemental
Plan  may  differ  from one  another  as the Plan  Administrator  shall,  in its discretion,  determine as long as all options  granted  under this  Supplemental
Plan satisfy the requirements of this Supplemental Plan.

     Section 3.  Duration  of  Options.  Each  option and all rights  thereunder granted pursuant to the terms of this Supplemental Plan shall expire on the date determined by the Plan  Administrator,  but in no event shall any option granted under this  Supplemental Plan expire later than ten years from the date on which the option is granted.

     Section 4.  Purchase  Price.  The option  price with  respect to any option granted  pursuant  to this  Supplemental  Plan shall be  determined  by the Plan
Administrator at the time of grant. In the absence of such a determination,  the option  price of any such option  shall equal the Fair Market Value of one share of Common Stock, as determined pursuant to Part I of this Program.

     Section 5.  Exercise  of  Options.  Unless  otherwise  provided by the Plan
Administrator  at the time of grant or unless  the  installment  provisions  set forth herein are subsequently  accelerated pursuant to the General Provisions of the Program or  otherwise by the Plan  Administrator  with respect to any one or more  previously  granted  options,  supplemental  stock  options  may  only  be exercised to the following extent during the following periods of time:

                                                    Maximum Percentage of
                                                      Shares Covered by
                                                    Option Which May be
            During                                        Purchased
            ------                              -------------------------------

      First 12 months after grant                       0
      First 24 months after grant                      25%
      First 36 months after grant                      50%
      First 48 months after grant                      75%
      Beyond 48 months after grant                    100%

                                    PART III

                         STOCK APPRECIATION RIGHTS PLAN

     Section 1.  General.  This Stock  Appreciation  Rights Plan ("SAR Plan") is
Part III of the Corporation's Program.

     Section 2. Terms and  Conditions.  The Plan  Administrator  may grant stock appreciation  rights to any  person  eligible  under  Article  4 of the  General
Provisions.  Stock  appreciation  rights  may be granted  either in tandem  with supplemental  stock options or incentive stock options as described in Section 4 of this SAR Plan or as naked stock appreciation rights as described in Section 5 of this SAR Plan.

     Section 3. Mode of Payment.  At the  discretion of the Plan  Administrator, payments to recipients upon exercise of stock appreciation rights may be made in
(a) cash by bank check,  (b) shares of Common  Stock  having a Fair Market Value
(determined in the manner  provided in Section 4 of the Incentive Plan) equal to the amount of the  payment,  (c) a note in the amount of the payment  containing such terms as are approved by the Plan  Administrator  or (d) any combination of the foregoing in an aggregate amount equal to the amount of the payment.

     Section  4.  Stock  Appreciation  Right  in  Tandem  with  Supplemental  or
Incentive Stock Option. A SAR granted in tandem with a supplemental stock option or an  incentive  stock option (in either  case,  an  "Option")  shall be on the following terms and conditions:

          (a) Each SAR shall relate to a specific Option or portion of an Option granted under the  Supplemental  Stock  Incentive  Plan or Incentive  Stock
     Incentive  Plan,  as the  case  may be,  and  may be  granted  by the  Plan
     Administrator  at the same time that the  Option is  granted or at any time thereafter prior to the last day on which the Option may be exercised.

          (b) A SAR shall entitle a recipient,  upon  surrender of the unexpired related Option,  or a portion  thereof,  to receive from the Corporation an amount  equal to the excess of (i) the Fair  Market  Value  (determined  in accordance  with Section 4 of the  Incentive  Plan) of the shares of Common
     Stock which the recipient would have been entitled to purchase on that date pursuant  to the  portion  of the Option  surrendered  over (ii) the amount which the recipient would have been required to pay to purchase such shares upon exercise of such Option.

          (c) A SAR shall be  exercisable  only for the same number of shares of
     Common  Stock,  and  only at the  same  times,  as the  Option  to which it relates.  SARs shall be subject to such other terms and  conditions  as the
     Plan Administrator may specify.

          (d) A SAR shall lapse at such time as the related  Option is exercised or lapses pursuant to the terms of the Program. On exercise of the SAR, the related Option shall lapse as to the number of shares exercised.

     Section  5.  Naked  Stock  Appreciation  Right.  SARs  granted  by the Plan
Administrator  as naked stock  appreciation  rights  ("Naked  Rights")  shall be subject to the following terms and conditions:

          (a) The Plan  Administrator  may award Naked Rights to recipients  for periods not exceeding ten years. Each Naked Right shall represent the right to receive the excess of the Fair Market Value of one share of Common Stock
     (determined in accordance with Section 4 of the Incentive Plan) on the date of exercise  of the Naked Right over the Fair Market  Value of one share of
     Common Stock  (determined  in  accordance  with Section 4 of the  Incentive
     Plan) on the date the Naked Right was awarded to the recipient.

          (b) Unless otherwise provided by the Plan Administrator at the time of
     award  or  unless  the   installment   provisions   set  forth  herein  are
     subsequently  accelerated pursuant to the General Provisions of the Program or  otherwise  by the Plan  Administrator  with  respect to any one or more previously granted Naked Rights,  Naked Rights may only be exercised to the following extent during the following periods of employment or service as a consultant or director:

                                                   Maximum Percentage
                                                   of Naked Rights Which
                 During                            May Be Exercised
                 ------                            ------------------------

         First 12 months after award                         0%
         First 24 months after award                         25%
         First 36 months after award                         50%
         First 48 months after award                         75%
         Beyond 48 months after award                        100%

          (c) The Naked Rights  solely  measure and  determine the amounts to be paid to recipients upon exercise as provided in Section 5(a).  Naked Rights do not represent  Common Stock or any right to receive  Common  Stock.  The
     Corporation  shall not hold in trust or otherwise  segregate  amounts which may become payable to recipients of Naked Rights;  such funds shall be part of the general funds of the  Corporation.  Naked Rights shall constitute an unfunded  contingent  promise to make future  payments to the recipient and shall not reduce the number of shares of Common Stock  available  under the
     Program.

                                     PART IV

                             PERFORMANCE SHARE PLAN

     Section 1. General.  This Performance Share Plan ("Performance Share Plan")
is Part IV of the Corporation's  Program.  Unless any provision herein indicates to the  contrary,  this  Performance  Share Plan shall be subject to the General
Provisions of the Program.

     Section  2.  Terms  and  Conditions.   The  Plan  Administrator  may  grant
performance  shares  to any  person  eligible  under  Article  4 of the  General
Provisions. Each performance share grant shall confer upon the recipient thereof the right to  receive  a  specified  number  of  shares  of Common  Stock of the
Corporation  contingent upon the achievement of specified performance objectives within a specified performance  objective period including,  but not limited to, the  recipient's  continued  employment  or status as a  consultant  through the period set forth in Section 5 of this Performance  Share Plan. At the time of an award  of  a  performance  share,  the  Plan  Administrator  shall  specify  the performance  objectives,  the  performance  objective  period or periods and the period of  duration of the  performance  share  grant.  Any  performance  shares granted  under this Plan shall  constitute  an  unfunded  promise to make future payments to the affected person upon the completion of specified conditions.

     Section 3. Mode of Payment.  At the  discretion of the Plan  Administrator, payments of performance  shares may be made in (a) shares of Common Stock, (b) a check in an amount  equal to the Fair  Market  Value  (determined  in the manner provided in Section 4 of the  Incentive  Plan) of the shares of Common  Stock to which the performance  share award relates,  (c) a note in the amount  specified above  in  Section  3(b)  containing  such  terms  as are  approved  by the Plan
Administrator  or (d) any  combination of the foregoing in the aggregate  amount equal to the amount specified above in Section 3(b).

     Section 4. Performance  Objective Period. The duration of the period within which to achieve the  performance  objectives  shall be  determined  by the Plan
Administrator.  The period may not be more than ten years from the date that the performance  share is granted.  The Plan  Administrator  shall determine whether performance objectives have been met with respect to each applicable performance objective  period.  Such  determination  shall be made promptly after the end of each applicable performance objective period, but in no event later than 90 days
after  the  end  of  each   applicable   performance   objective   period.   All
determinations  by the Plan  Administrator  with respect to the  achievement  of performance objectives shall be final, binding on and conclusive with respect to each recipient.

     Section 5. Vesting of Performance Shares.  Unless otherwise provided by the
Plan Administrator at the time of grant or unless the installment provisions set forth herein are subsequently  accelerated pursuant to the General Provisions of the Program or  otherwise by the Plan  Administrator  with respect to any one or more previously  granted  performance  shares,  the Corporation shall pay to the recipient  on the  date  set  forth  in  Column  1 below  ("Vesting  Date")  the percentage  of the  recipient's  performance  share  award set forth in Column 2 below.

                   Column 1                         Column 2
                 Vesting Date                      Percentage
                 ------------                      ----------

           1 year from Date of Grant                  25%
           2 years from Date of Grant                 25%
           3 years from Date of Grant                 25%
           4 years from Date of Grant                 25%

--------
1 To be resolved: the number of shares to be subject to the plan.
2 This is an arbitrary number; the important point is to insert a maximum number of shares for individual grants.
3 We should discuss whether you want all options to accelerate upon a change in control.
4 We should discuss whether this vesting schedule is acceptable to you.

                              MEDIX RESOURCES, INC.

                            2003 STOCK INCENTIVE PLAN

1.   Purposes.  This 2003 Stock  Incentive  Plan (the  "Program") is intended to secure  for Medix  Resources,  Inc.  (the  "Corporation"),  its  direct and indirect present and future subsidiaries,  including without limitation any entity which the Corporation reasonably expects to become a subsidiary (the
     "Subsidiaries"),  and its shareholders, the benefits arising from ownership of the  Corporation's  common stock, par value $.001 per share (the "Common
     Stock"),  by  those  selected  directors,   officers,   key  employees  and
     consultants  of  the  Corporation  and  the   Subsidiaries   who  are  most
     responsible for future growth.  The Program is designed to help attract and retain  superior  individuals  for positions of substantial  responsibility with the Corporation and the Subsidiaries and to provide these persons with an additional incentive to contribute to the success of the Corporation and the Subsidiaries.

2.   Elements of the Program.  In order to maintain  flexibility in the award of benefits,  the Program is  comprised of four parts -- the  Incentive  Stock
     Incentive Plan ("Incentive  Plan"),  the Supplemental  Stock Incentive Plan
     ("Supplemental  Plan"), the Stock Appreciation Rights Plan ("SAR Plan") and
     the  Performance  Share  Plan  ("Performance  Share  Plan").  Copies of the
     Incentive Plan,  Supplemental  Plan, SAR Plan,  Performance  Share Plan and
     Non-Employee  Director Stock Incentive Plan are attached hereto as Parts I,
     II, III, IV and V, respectively.  Each such plan is referred to herein as a
     "Plan"  and all such  plans  are  collectively  referred  to  herein as the
     "Plans." The term "Plans"  shall also refer to the Program in its entirety, including  the  General  Provisions.  The grant of an option or other award under one of the Plans shall not be  construed  to prohibit the grant of an option or other award under any of the other Plans.

3.   Applicability of General  Provisions.  Unless any of the Plans specifically indicates  to the  contrary,  all Plans  shall be  subject  to the  general provisions  of the  Program  set forth  below  under the  heading  "General
     Provisions of the Stock Incentive Plan" (the "General Provisions").

                 GENERAL PROVISIONS OF THE STOCK INCENTIVE PLAN

Article 1.  Administration.  The  Plans  shall be  administered  by the Board of
     Directors of the  Corporation  (the "Board" or the "Board of Directors") or
     any duly  created  committee  appointed  by the Board and charged  with the administration of the Plans. To the extent required in order to satisfy the requirements  of Section  162(m) of the Internal  Revenue Code of 1986,  as
     amended (the  "Code"),  such  committee  shall  consist  solely of "Outside
     Directors" (as defined herein). The Board, or any duly appointed committee, when  acting  to  administer  the  Plans,  is  referred  to  as  the  "Plan
     Administrator".  Any  action  of the Plan  Administrator  shall be taken by majority vote at a meeting or by unanimous  written  consent of all members without  a  meeting.  No Plan  Administrator  or member of the Board of the
     Corporation  shall be liable for any action or  determination  made in good faith  with  respect  to the Plans or with  respect  to any option or other award granted  pursuant to the Plans.  For purposes of the Plans,  the term
     "Outside  Director" shall mean a director who (a) is not a current employee of the Corporation or the Subsidiaries; (b) is not a former employee of the
     Corporation  or  the  Subsidiaries  who  receives  compensation  for  prior services (other than benefits under a tax-qualified retirement plan) during the  then  current  taxable  year;  (c) has  not  been  an  officer  of the
     Corporation  or the  Subsidiaries;  and (d) does not  receive  remuneration
     (which  shall be deemed to include  any  payment in  exchange  for goods or services) from the  Corporation  or the  Subsidiaries,  either  directly or indirectly,  in any capacity other than as a director,  except as otherwise permitted under Code Section 162(m) and the regulations thereunder.

Article 2. Authority of Plan  Administrator.  Subject to the other provisions of this  Program,  and  with  a  view  to  effecting  its  purpose,  the  Plan
     Administrator  shall have the authority:  (a) to construe and interpret the
     Plans;  (b) to define the terms used herein;  (c) to  prescribe,  amend and rescind rules and regulations  relating to the Plans;  (d) to determine the persons to whom options,  stock appreciation  rights and performance shares shall be granted  under the Plans;  (e) to  determine  the time or times at which options,  stock  appreciation  rights and performance shares shall be granted under the Plans;  (f) to determine the number of shares  subject to any option or stock  appreciation  right  under the Plans and the number of shares to be awarded as  performance  shares under the Plans as well as the option price, and the duration of each option, stock appreciation right and performance  share,  and any other terms and  conditions of options,  stock appreciation  rights  and  performance  shares;  and (g) to make any  other determinations  necessary or advisable for the  administration of the Plans and to do everything  necessary or appropriate to administer the Plans. All
     decisions,   determinations   and   interpretations   made   by  the   Plan
     Administrator  shall be binding and conclusive on all  participants  in the
     Plans and on their legal representatives, heirs and beneficiaries.

Article 3. Maximum Number of Shares Subject to the Plans. The maximum  aggregate number of shares issuable  pursuant to the Plans shall be 10,000,000 shares of Common  Stock.  No one  person  participating  in the Plans may  receive options or other awards for more than  4,000,000  shares of Common Stock in any  calendar  year.  All such shares may be issued  under any of the Plans which is part of the Program.  If any of the options  (including  incentive stock options) or stock appreciation  rights granted under the Plans expire or terminate  for any reason before they have been  exercised in full,  the unissued shares subject to those expired or terminated options and/or stock appreciation  rights shall again be available  for purposes of the Program.
     If the performance  objectives associated with the grant of any performance shares are not achieved within the specified  performance  objective period or if the  performance  share grant  terminates  for any reason  before the performance  objective date arrives,  the shares of Common Stock associated with such  performance  shares shall again be available for the purposes of the Plans.  Any shares of Common Stock delivered  pursuant to the Plans may consist, in whole or in part, of authorized and unissued shares or treasury shares.

Article 4. Eligibility and Participation.  All directors (including non-employee directors),  officers, employees and consultants of the Corporation and the
     Subsidiaries  shall be eligible to  participate  in the Plans,  except that only employees  shall be eligible to participate in the Incentive Plan. The term  "employee"  shall  include  any  person  who has  agreed to become an employee and the term "consultant"  shall include any person who has agreed to become a consultant.

Article 5.  Effective  Date and Term of the  Program.  The Program  shall become effective  immediately  upon  approval  of  the  Program  by the  Board  of
     Directors  of the  Corporation,  subject to  approval of the Program by the shareholders  of the  Corporation  within  twelve  months after the date of approval  of the  Program  by the Board of  Directors.  The  Program  shall continue  in effect for a term of ten years from the date that the  Program is adopted by the Board of Directors, unless sooner terminated by the Board of Directors of the Corporation.

     Article 6. Adjustments.  In the event that the outstanding shares of Common
Stock of the Corporation  are hereafter  increased,  decreased,  changed into or exchanged for a different number or kind of shares or securities through merger,
consolidation,   combination,   exchange   of  shares,   other   reorganization,
recapitalization, reclassification, stock dividend, stock split or reverse stock split (an "Adjustment Event"), an appropriate and proportionate adjustment shall be made by the Plan Administrator in the maximum number and kind of shares as to which options,  stock appreciation  rights and performance shares may be granted under the Plans A corresponding adjustment changing the number or kind of shares allocated to unexercised  options,  stock  appreciation  rights and  performance shares,  or portions  thereof,  which shall have been granted  prior to any such
Adjustment  Event shall  likewise be made.  Any such  adjustment in  outstanding options  or stock  appreciation  rights  shall  be made  without  change  in the aggregate purchase price applicable to the unexercised  portion of the option or stock  appreciation  right but with a corresponding  adjustment in the price for each  share  or  other  unit of any  security  covered  by the  option  or stock appreciation  right.  In making any  adjustment  pursuant to this Article 6, any fractional shares shall be disregarded.

Article 7.  Termination  and  Amendment of Plans and Awards.  No options,  stock appreciation rights or performance shares shall be granted under any of the
     Plans after the termination of such Plan. The Plan Administrator may at any time  amend or revise  the terms of any of the Plans or of any  outstanding option,  stock  appreciation  right or performance  share issued under such
     Plan,  provided,  however,  that (a) any shareholder  approval  required by applicable law or regulation  (including  without limitation Section 422 of the Code) shall be obtained and (b) no amendment, suspension or termination of any of the Plans or of any outstanding option,  stock appreciation right or  performance  share  shall,  without  the  consent of the person who has received such option or other award,  impair any of that person's rights or obligations under such option or other award.

Article 8. Privileges of Stock  Ownership.  Notwithstanding  the exercise of any option granted pursuant to the terms of the Plans or the achievement of any performance  objective  specified in any performance share granted pursuant to the terms of the Performance Share Plan, no person shall have any of the rights or privileges of a shareholder of the  Corporation in respect of any shares  of  stock  issuable  upon  the  exercise  of his or her  option  or
     achievement  of  his  or  her  performance   objective  until  certificates
     representing  the shares of Common Stock  covered  thereby have been issued and  delivered.  No  adjustment  shall be made for  dividends  or any other distributions  for which the record  date is prior to the date on which any stock certificate is issued pursuant to the Plans.

Article 9.  Reservation  of  Shares  of  Common  Stock.  During  the term of the
     Program,  the Corporation will at all times reserve and keep available such number of shares of its Common Stock as shall be  sufficient to satisfy the requirements of the Program.

Article 10. Tax  Withholding.  The  exercise of any option,  stock  appreciation right or performance share is subject to the condition that, if at any time the Corporation shall determine,  in its discretion,  that the satisfaction of  withholding  tax or other  withholding  liabilities  under any state or federal law is necessary or desirable as a condition  of, or in  connection with, such exercise or the delivery or purchase of shares pursuant thereto, then, in such event, the exercise of the option,  stock  appreciation right or performance share or the elimination of the risk of forfeiture  relating thereto  shall  not be  effective  unless  such  withholding  tax or  other withholding liabilities shall have been satisfied in a manner acceptable to the Corporation.

Article 11.  Employment;  Service as a Director  or  Consultant.  Nothing in the
     Program  gives to any  person  any  right to  continued  employment  by the
     Corporation or the  Subsidiaries  or to continued  service as a director or consultant of the Corporation or the  Subsidiaries or limits in any way the right of the  Corporation or the  Subsidiaries  at any time to terminate or alter the terms of that employment or service.

Article 12. Investment Letter; Lock-Up Agreement;  Restrictions on Obligation of
     the  Corporation  to  Issue  Securities;  Restrictive  Legend.  Any  person acquiring or receiving  Common Stock or other securities of the Corporation pursuant to the Plans, as a condition  precedent to receiving the shares of
     Common Stock or other securities, may be required by the Plan Administrator to submit a letter to the Corporation (a) stating that the shares of Common
     Stock or other  securities are being acquired for investment and not with a view  to the  distribution  thereof  and  (b)  providing  other  assurances determined by the  Corporation  to be necessary or  appropriate in order to assure  that the  issuance  of such  shares is exempt  from any  applicable
     securities  registration   requirements.   The  Corporation  shall  not  be
     obligated to sell or issue any shares of Common  Stock or other  securities pursuant to the Plans unless, on the date of sale and issuance thereof, the shares of Common Stock or other securities are either  registered under the
     Securities  Act of 1933, as amended,  and all applicable  state  securities laws, or exempt from  registration  thereunder.  All shares of Common Stock and other  securities  issued pursuant to the Plans shall, if determined to
     be  necessary  by  the  Plan  Administrator,   bear  a  restrictive  legend
     summarizing  any  restrictions  on  transferability   applicable   thereto,
     including those imposed by federal and state securities laws.

Article 13. Covenant Against Competition.  The Plan Administrator shall have the right to  condition  the award to an  employee  of the  Corporation  or the
     Subsidiaries of any option,  stock  appreciation right or performance share under  the  Plans  upon  the  recipient's  execution  and  delivery  to the
     Corporation  of an agreement  not to compete with the  Corporation  and its
     Subsidiaries  during  the  recipient's   employment  and  for  such  period
     thereafter as shall be determined by the Plan Administrator.  Such covenant
     against   competition   shall  be  in  a  form  satisfactory  to  the  Plan
     Administrator.

Article 14. Rights Upon  Termination of  Employment,  Service as a Consultant or
     Service as a Director.  Notwithstanding  any other  provision of the Plans, any benefit  granted to an individual  who has agreed to become an employee of, or consultant  to, the  Corporation  or any  Subsidiary or to become an employee of or  consultant to any entity which the  Corporation  reasonably expects to become a  Subsidiary,  shall  immediately  terminate if the Plan
     Administrator  determines,  in its sole  discretion,  that  such  person or entity,  as the case may be, will not become such  employee,  consultant or
     Subsidiary.  If a recipient ceases to be employed by or to provide services as a consultant  or director to the  Corporation  or any  Subsidiary,  or a corporation  or a parent  or  subsidiary  of such  corporation  issuing  or assuming a stock option in a  transaction  to which  Section  424(a) of the
     Code applies:

     (a)  because of termination  by the Company or a Subsidiary  without cause, all options and stock  appreciation  rights may be  exercised,  to the extent exercisable on the date of termination, until 90 days after the date on which the employment or service  terminated,  but in any event not  later  than the date on which the  option  or stock  appreciation right would otherwise  terminate  pursuant to the Plans, and all Naked
          Rights (as defined in the Stock Appreciation  Rights Plan) not payable on the date of  termination  and all  performance  share  awards still subject to the achievement of performance  objectives  shall terminate immediately;

     (b)  because of termination  by the Company or a Subsidiary for cause,  all options and other awards shall lapse  immediately  on the date of such termination;

     (c)  because of voluntary termination at the election of the recipient, all options and stock appreciation rights may be exercised,  to the extent exercisable on the date of  termination,  until 30 days after the date on which the  employment or service  terminated,  but in any event not later  than the date on which the option or stock  appreciation  right would otherwise  terminate pursuant to the Plans, and all Naked Rights
          (as defined in the Stock Appreciation  Rights Plan) not payable on the date of termination and all performance  share awards still subject to the achievement of performance objectives shall terminate immediately;
          and

     (d)  because of death or  disability,  all options  and stock  appreciation rights  may be  exercised,  to the extent  exercisable  on the date of
          termination,   until  twelve  months  after  the  date  on  which  the
          employment or service terminated,  but in any event not later than the date on which the option or stock  appreciation  right would otherwise terminate  pursuant to the Plans, and all other awards  (including all
          Naked Rights and  performance  shares still subject to the achievement of performance objectives) shall terminate immediately.

No exercise permitted by this Article 14 shall entitle an optionee or his or her personal  representative,  executor or  administrator to exercise any portion of any option or stock appreciation right beyond the extent to which such option or stock appreciation right is exercisable  pursuant to the Program on the date the recipient's employment or service terminates.

Article 15.  Non-Transferability.  Options and other  awards  granted  under the
     Plans may not be sold,  pledged,  assigned or  transferred in any manner by the  recipient  otherwise  than  by  will or by the  laws  of  descent  and distribution  and shall be exercisable (a) during the recipient's  lifetime only by the  recipient  and (b) after  the  recipient's  death  only by the recipient's executor,  administrator or personal representative,  provided, however,  that  the  Plan  Administrator  may  permit  the  recipient  of a supplemental  option granted pursuant to Part II of the Program to transfer such options to a family member or a trust,  limited  liability  company or partnership  created  for the  benefit of family  members,  subject to such conditions as the Plan Administrator shall determine to be appropriate.  In the case of such a transfer,  the transferee's  rights and obligations with respect to the  applicable  options shall be determined by reference to the recipient and the recipient's  rights and  obligations  with respect to the applicable  options had no transfer been made.  The recipient  shall remain obligated  pursuant  to  Articles  10  and  12  hereunder  if  required  by applicable law.

Article 16. Change in Control.  All options granted  pursuant to the Plans shall become fully  exercisable upon the occurrence of a Change in Control Event.
     As used in the Plans,  a "Change in Control  Event" shall be deemed to have occurred if any of the following events occur:

     (a)  the consummation of any  consolidation or merger of the Corporation in which the  Corporation is not the continuing or surviving  corporation or pursuant  to which  shares of the Common  Stock would be  converted into cash,  securities or other  property,  other than (i) a merger of the  Corporation  in which the  holders of the shares of Common  Stock immediately  prior to the merger own more than fifty  percent (50%) of the common stock of the surviving  corporation  immediately  after the merger; or

     (b)  the  consummation of any sale,  lease,  exchange or other transfer (in one  transaction  or a series  of  related  transactions)  of all,  or substantially  all, of the assets of the Corporation,  other than to a subsidiary or affiliate; or

     (c)  an  approval by the  shareholders  of the  Corporation  of any plan or proposal for the liquidation or dissolution of the Corporation; or

     (d)  any  action  pursuant  to which any person (as such term is defined in
          Section 13(d) of the Exchange Act), corporation or other entity (other than  any  person  who  owns  more  than  ten  percent  (10%)  of  the outstanding  Common  Stock on the date of adoption of this  Program by the Board of Directors,  the Corporation or any benefit plan sponsored by  the  Corporation  or any of its  subsidiaries)  shall  become  the
          "beneficial  owner" (as such term is  defined in Rule 13d-3  under the
          Exchange  Act),  directly or  indirectly,  of shares of capital  stock entitled  to vote  generally  for the  election  of  directors  of the
          Corporation ("Voting  Securities")  representing more than fifty (50%)
          percent  of  the  combined  voting  power  of the  Corporation's  then outstanding Voting Securities (calculated as provided in Rule 13d-3(d)
          in the case of rights to acquire any such securities),  unless,  prior to such  person so becoming  such  beneficial  owner,  the Board shall determine that such person so becoming such beneficial owner shall not constitute a Change in Control.

Article 17.  Merger  or Asset  Sale.  For  purposes  of the  Plans,  a merger or consolidation  which would constitute a Change in Control Event pursuant to
     Article 16 and a sale of assets which would  constitute a Change in Control
     Event  pursuant  to Article 16 are  hereinafter  referred to as "Article 17
     Events". In the event of an Article 17 Event, each outstanding option shall be assumed or an  equivalent  benefit  shall be  substituted  by the entity determined by the Board of Directors of the Corporation to be the successor corporation. However, in the event that any such successor corporation does not agree in  writing,  at least 15 days prior to the  anticipated  date of consummation of such Article 17 Event, to assume or so substitute each such option,  then each option not so assumed or substituted  shall be deemed to be fully vested and  exercisable 15 days prior to the  anticipated  date of consummation  of such  Article 17 Event.  If an option is not so assumed or subject  to such  substitution,  the Plan  Administrator  shall  notify the holder thereof in writing or  electronically  that (a) such holder's option shall be fully  exercisable  until immediately prior to the consummation of such Article 17 Event and (b) such holder's option shall terminate upon the consummation of such Article 17 Event.  For purposes of this Article 17, an option  shall be  considered  assumed  if,  following  consummation  of the applicable  Article 17 Event,  the option  confers the right to purchase or receive,  for each share of Common Stock subject to the option  immediately prior to the  consummation  of such  Article  17 Event,  the  consideration
     (whether  stock,  cash or other  securities  or property)  received in such
     Article 17 Event by holders of Common  Stock for each share of Common Stock held on the  effective  date of such  Article 17 Event (and,  if holders of
     Common  Stock  are  offered  a  choice  of   consideration,   the  type  of
     consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in such  Article 17 Event is not solely  common stock of such  successor,  the
     Plan  Administrator  may, with the consent of such  successor  corporation, provide for the consideration to be received in connection with such option to be solely common stock of such  successor  equal in fair market value to the per share  consideration  received  by holders  of Common  Stock in the
     Article 17 Event.

Article 18. Method of Exercise. Any optionee may exercise his or her option from time to time by giving  written  notice  thereof to the  Corporation at its principal  office  together  with  payment in full for the shares of Common
     Stock to be purchased. The date of such exercise shall be the date on which the Corporation receives such notice. Such notice shall state the number of shares to be purchased. The purchase price of any shares purchased upon the exercise of any option granted  pursuant to the Plans shall be paid in full at the time of exercise of the option by certified or bank cashier's  check payable  to the  order of the  Corporation  or,  if  permitted  by the Plan
     Administrator,  by shares of Common  Stock,  provided that such shares have been  owned  by the  optionee  for  more  than  six  months  on the date of surrender to the Corporation,  or by a combination of a check and shares of
     Common Stock. The Plan Administrator may, in its sole discretion, permit an optionee to make "cashless exercise" arrangements,  to the extent permitted by applicable  law, and may require  optionees to utilize the services of a single broker  selected by the Plan  Administrator  in connection  with any cashless exercise.  No option may be exercised for a fraction of a share of
     Common Stock. If any portion of the purchase price is paid in shares Common
     Stock,  those  shares  shall be valued at their then Fair  Market  Value as determined by the Plan  Administrator  in accordance  with Section 4 of the
     Incentive Plan.

Article 19.  Ten-Year  Limitations.  Notwithstanding  any other provision of the
     Plans,  (a) no option or other  award may be granted  pursuant to the Plans more than ten years  after the date on which the Plans were  adopted by the
     Board of  Directors  and (b) any  option or award  granted  under the Plans shall, by its terms,  not be exercisable more than ten years after the date of grant.

Article 20. Sunday or Holiday. In the event that the time for the performance of any action or the giving of any notice is called for under the Plans within a period of time  which  ends or falls on a Sunday or legal  holiday,  such period shall be deemed to end or fall on the next day following such Sunday or legal holiday which is not a Sunday or legal holiday.

Article 21.  Applicable Option Plan. In the event that a stock option is granted pursuant to the Program and the Plan Administrator does not specify whether such  option  has  been  granted  pursuant  to the  Incentive  Plan  or the
     Supplemental  Plan,  such option shall be deemed to be granted  pursuant to the Supplemental Plan.

                                     PART I

                         INCENTIVE STOCK INCENTIVE PLAN

     The following provisions shall apply with respect to options granted by the
Plan Administrator pursuant to Part I of the Program:

Section 1. General.  This Incentive Stock Incentive Plan  ("Incentive  Plan") is
     Part I of the Corporation's  Program.  The Corporation intends that options granted  pursuant to the  provisions of the Incentive Plan will qualify and will be  identified  as  "incentive  stock  options"  within the meaning of
     Section  422 of the Code.  Unless any  provision  herein  indicates  to the contrary, this Incentive Plan shall be subject to the General Provisions of the Program.

Section 2. Terms and  Conditions.  The Plan  Administrator  may grant  incentive stock options to purchase  Common Stock to any employee of the  Corporation or its Subsidiaries.  The terms and conditions of options granted under the
     Incentive Plan may differ from one another as the Plan Administrator shall, in its  discretion,  determine,  as long as all options  granted  under the
     Incentive Plan satisfy the requirements of the Incentive Plan.

Section 3. Duration of Options.  Each option and all rights  thereunder  granted pursuant  to the  terms of the  Incentive  Plan  shall  expire  on the date determined  by the Plan  Administrator,  but in no event  shall any  option granted under the Incentive  Plan expire later than ten years from the date on which the option is granted.  Notwithstanding the foregoing,  any option granted  under the  Incentive  Plan to any person who owns more than 10% of the combined voting power of all classes of stock of the Corporation or any
     Subsidiary shall expire no later than five years from the date on which the option is granted.

Section 4. Purchase  Price.  The option price with respect to any option granted pursuant to the Incentive Plan shall not be less than the Fair Market Value of the  shares  on the date of the  grant of the  option;  except  that the option price with respect to any option  granted  pursuant to the Incentive
     Plan to any person who owns more than 10% of the  combined  voting power of all classes of stock of the Corporation  shall not be less than 110% of the
     Fair  Market  Value of the  shares on the date the option is  granted.  For purposes of the Plans,  the phrase "Fair Market  Value" shall mean the fair market value of the Common Stock on the date of grant of an option or other relevant  date.  If on such date the Common Stock is listed on the American
     Stock  Exchange or another  stock  exchange  or is quoted on the  automated quotation system of Nasdaq, the Fair Market Value shall be the closing sale price (or if such price is  unavailable,  the average of the high bid price and the low asked price) of a share  Common Stock on such date.  If no such closing sale price or bid and asked prices are  available,  the Fair Market
     Value  shall be  determined  in good  faith by the  Plan  Administrator  in accordance  with  generally  accepted  valuation  principles and such other factors as the Plan Administrator reasonably deems relevant.

Section 5. Maximum  Amount of Options in Any Calendar  Year.  The aggregate Fair
     Market  Value  (determined  as of the time the  option is  granted)  of the
     Common Stock with respect to which  incentive stock options are exercisable for the first time by any  employee  during any  calendar  year  (under the terms of the Incentive Plan and all incentive  Stock Incentive Plans of the
     Corporation and the Subsidiaries) shall not exceed $100,000.

Section  6.  Exercise  of  Options.   Unless  otherwise  provided  by  the  Plan
     Administrator at the time of grant or unless the installment provisions set
     forth  herein  are  subsequently   accelerated   pursuant  to  the  General
     Provisions  of the  Program or  otherwise  by the Plan  Administrator  with respect to any one or more  previously  granted  options,  incentive  stock options may only be exercised to the following  extent during the following periods of time:

                                              Maximum Percentage of
                                                Shares Covered by
                                               Option Which May be
              During                                    Purchased
              ------                          --------------------------------

     First 12 months after grant                        0
     First 24 months after grant                       25%
     First 36 months after grant                       50%
     First 48 months after grant                       75%
     Beyond 48 months after grant                     100%

Section 7.  Failure to Satisfy  Applicable  Requirements.  To the extent that an option intended to be granted  pursuant to the provisions of this Incentive
     Plan fails to satisfy one or more  requirements  of this Incentive Plan, it shall be deemed to be a supplemental  stock option granted  pursuant to the
     Supplemental Plan set forth as Part II of the Program.

                                     PART II

                        SUPPLEMENTAL STOCK INCENTIVE PLAN

     The following provisions shall apply with respect to options granted by the
Plan Administrator pursuant to Part II of the Program:

Section 1. General. This Supplemental Stock Incentive Plan ("Supplemental Plan")
     is Part II of the  Corporation's  Program.  Any option granted  pursuant to this Supplemental Plan shall not be an incentive stock option as defined in
     Section  422 of the Code.  Unless any  provision  herein  indicates  to the contrary, this Supplemental Plan shall be subject to the General Provisions of the Program.

Section 2. Terms and Conditions.  The Plan  Administrator may grant supplemental stock  options  to any  person  eligible  under  Article  4 of the  General
     Provisions.  The  terms  and  conditions  of  options  granted  under  this
     Supplemental  Plan may differ  from one  another as the Plan  Administrator shall,  in its  discretion,  determine as long as all options granted under this Supplemental Plan satisfy the requirements of this Supplemental Plan.

Section 3. Duration of Options.  Each option and all rights  thereunder  granted pursuant to the terms of this  Supplemental  Plan shall  expire on the date determined  by the Plan  Administrator,  but in no event  shall any  option granted under this  Supplemental  Plan expire later than ten years from the date on which the option is granted.

Section 4. Purchase  Price.  The option price with respect to any option granted pursuant  to  this  Supplemental  Plan  shall  be  determined  by the  Plan
     Administrator at the time of grant. In the absence of such a determination, the option  price of any such option  shall equal the Fair Market  Value of one  share  of  Common  Stock,  as  determined  pursuant  to Part I of this
     Program.

Section  5.  Exercise  of  Options.   Unless  otherwise  provided  by  the  Plan
     Administrator at the time of grant or unless the installment provisions set
     forth  herein  are  subsequently   accelerated   pursuant  to  the  General
     Provisions  of the  Program or  otherwise  by the Plan  Administrator  with respect to any one or more previously  granted options,  supplemental stock options may only be exercised to the following  extent during the following periods of time:

                                                Maximum Percentage of
                                                  Shares Covered by
                                                 Option Which May be
            During                                        Purchased
            ------                              ------------------------------

      First 12 months after grant                       0
      First 24 months after grant                      25%
      First 36 months after grant                      50%
      First 48 months after grant                      75%
      Beyond 48 months after grant                    100%

                                    PART III

                         STOCK APPRECIATION RIGHTS PLAN

Section 1. General. This Stock Appreciation Rights Plan ("SAR Plan") is Part III
     of the Corporation's Program.

Section 2.  Terms  and  Conditions.  The  Plan  Administrator  may  grant  stock appreciation  rights to any person  eligible under Article 4 of the General
     Provisions.  Stock appreciation rights may be granted either in tandem with supplemental  stock  options or  incentive  stock  options as  described in
     Section  4 of this  SAR  Plan or as  naked  stock  appreciation  rights  as described in Section 5 of this SAR Plan.

Section 3.  Mode  of  Payment.  At the  discretion  of the  Plan  Administrator, payments to recipients  upon exercise of stock  appreciation  rights may be made in (a) cash by bank check,  (b) shares of Common  Stock  having a Fair
     Market  Value  (determined  in the  manner  provided  in  Section  4 of the
     Incentive  Plan)  equal to the  amount  of the  payment,  (c) a note in the amount of the  payment  containing  such terms as are  approved by the Plan
     Administrator  or (d) any  combination  of the  foregoing  in an  aggregate amount equal to the amount of the payment.

Section 4. Stock  Appreciation  Right in Tandem with  Supplemental  or Incentive
     Stock Option.  A SAR granted in tandem with a supplemental  stock option or an incentive  stock option (in either  case,  an "Option")  shall be on the following terms and conditions:

     (a)  Each SAR shall  relate to a  specific  Option or  portion of an Option granted under the Supplemental Stock Incentive Plan or Incentive Stock
          Incentive  Plan,  as the case may be,  and may be  granted by the Plan
          Administrator  at the same time that the  Option is  granted or at any time  thereafter  prior to the last day on  which  the  Option  may be exercised.

     (b)  A SAR shall  entitle a  recipient,  upon  surrender  of the  unexpired related Option, or a portion thereof,  to receive from the Corporation an amount equal to the excess of (i) the Fair Market Value (determined in accordance  with Section 4 of the Incentive  Plan) of the shares of
          Common Stock which the recipient  would have been entitled to purchase on that date  pursuant to the portion of the Option  surrendered  over
          (ii) the amount which the recipient would have been required to pay to purchase such shares upon exercise of such Option.

     (c)  A SAR  shall be  exercisable  only for the same  number  of  shares of
          Common  Stock,  and only at the same times,  as the Option to which it relates.  SARs shall be subject to such other terms and  conditions as the Plan Administrator may specify.

     (d)  A SAR shall lapse at such time as the related  Option is  exercised or lapses  pursuant to the terms of the Program.  On exercise of the SAR, the related Option shall lapse as to the number of shares exercised.

Section  5.  Naked  Stock   Appreciation   Right.   SARs  granted  by  the  Plan
     Administrator as naked stock appreciation  rights ("Naked Rights") shall be subject to the following terms and conditions:

     (a)  The Plan  Administrator  may  award  Naked  Rights to  recipients  for periods not exceeding ten years.  Each Naked Right shall represent the right to receive the excess of the Fair  Market  Value of one share of
          Common Stock (determined in accordance with Section 4 of the Incentive
          Plan) on the date of  exercise of the Naked Right over the Fair Market
          Value of one share of Common  Stock  (determined  in  accordance  with
          Section  4 of the  Incentive  Plan) on the date the  Naked  Right  was awarded to the recipient.

     (b)  Unless  otherwise  provided by the Plan  Administrator  at the time of award or  unless  the  installment  provisions  set forth  herein  are subsequently  accelerated  pursuant to the General  Provisions  of the
          Program or otherwise by the Plan Administrator with respect to any one or more  previously  granted  Naked  Rights,  Naked Rights may only be exercised to the  following  extent  during the  following  periods of employment or service as a consultant or director:

                                                   Maximum Percentage
                                                   of Naked Rights Which
                 During                            May Be Exercised
                 ------                            ------------------------

         First 12 months after award                         0%
         First 24 months after award                         25%
         First 36 months after award                         50%
         First 48 months after award                         75%
         Beyond 48 months after award                        100%

     (c)  The Naked Rights  solely  measure and determine the amounts to be paid to recipients upon exercise as provided in Section 5(a).  Naked Rights do not  represent  Common Stock or any right to receive  Common Stock.
          The Corporation shall not hold in trust or otherwise segregate amounts which may become  payable to recipients  of Naked  Rights;  such funds shall be part of the general  funds of the  Corporation.  Naked Rights shall  constitute  an  unfunded  contingent  promise  to  make  future payments to the recipient and shall not reduce the number of shares of
          Common Stock available under the Program.

                                     PART IV

                             PERFORMANCE SHARE PLAN

Section 1. General.  This Performance Share Plan  ("Performance  Share Plan") is
     Part IV of the Corporation's Program. Unless any provision herein indicates to the  contrary,  this  Performance  Share  Plan  shall be  subject to the
     General Provisions of the Program.

Section 2. Terms and Conditions.  The Plan  Administrator  may grant performance shares to any person  eligible  under Article 4 of the General  Provisions.
     Each  performance  share grant shall confer upon the recipient  thereof the right to  receive a  specified  number  of  shares  of Common  Stock of the
     Corporation  contingent  upon  the  achievement  of  specified  performance objectives within a specified performance  objective period including,  but not  limited  to,  the  recipient's  continued  employment  or  status as a consultant  through  the period set forth in Section 5 of this  Performance
     Share  Plan.  At the  time of an  award of a  performance  share,  the Plan
     Administrator  shall specify the  performance  objectives,  the performance objective  period or periods and the period of duration of the  performance
     share  grant.  Any  performance   shares  granted  under  this  Plan  shall
     constitute  an  unfunded  promise to make future  payments to the  affected person upon the completion of specified conditions.

Section 3.  Mode  of  Payment.  At the  discretion  of the  Plan  Administrator, payments of  performance  shares may be made in (a) shares of Common Stock,
     (b) a check in an amount equal to the Fair Market Value  (determined in the manner provided in Section 4 of the Incentive Plan) of the shares of Common
     Stock to which  the  performance  share  award  relates,  (c) a note in the amount  specified  above  in  Section  3(b)  containing  such  terms as are approved by the Plan  Administrator or (d) any combination of the foregoing in the  aggregate  amount  equal to the amount  specified  above in Section
     3(b).

Section 4. Performance Objective Period. The duration of the period within which to achieve  the  performance  objectives  shall be  determined  by the Plan
     Administrator. The period may not be more than ten years from the date that the performance share is granted.  The Plan  Administrator  shall determine
     whether  performance   objectives  have  been  met  with  respect  to  each
     applicable  performance  objective period. Such determination shall be made promptly after the end of each applicable performance objective period, but in no event later than 90 days after the end of each applicable performance objective period. All determinations by the Plan Administrator with respect to the achievement of performance objectives shall be final, binding on and conclusive with respect to each recipient.

Section 5. Vesting of Performance Shares.  Unless otherwise provided by the Plan
     Administrator at the time of grant or unless the installment provisions set
     forth  herein  are  subsequently   accelerated   pursuant  to  the  General
     Provisions  of the  Program or  otherwise  by the Plan  Administrator  with respect  to any one or more  previously  granted  performance  shares,  the
     Corporation  shall pay to the  recipient  on the date set forth in Column 1 below ("Vesting Date") the percentage of the recipient's  performance share award set forth in Column 2 below.

                   Column 1                         Column 2
                 Vesting Date                      Percentage
                 ------------                      ----------

           1 year from Date of Grant                  25%
           2 years from Date of Grant                 25%
           3 years from Date of Grant                 25%
           4 years from Date of Grant                 25%